Registration No. 333-81501
                                                      Registration No. 811-01705

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [   ]

          Pre-Effective Amendment No.                                      [   ]

          Post-Effective Amendment No. 6                                   [ X ]
                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]

          Amendment No. 108
                        (Check appropriate box or boxes)
                        --------------------------------

                               SEPARATE ACCOUNT A
                                       of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)
                           --------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including Area Code: (212) 554-1234
                           --------------------------


                                  ROBIN WAGNER
                           VICE PRESIDENT AND COUNSEL

            The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                  (Names and Addresses of Agents for Service)
                           --------------------------

                  Please send copies of all communications to:
                               PETER E. PANARITES
                                 Foley & Lardner
                               Washington Harbour
                            3000 K Street, Northwest
                             Washington, D.C. 20007
                           --------------------------

          Approximate Date of Proposed Public Offering:  Continuous.

          It is proposed that this filing will become effective (check appropriate box):

[   ]     Immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]     On May 1, 2002 pursuant to paragraph (b) of Rule 485.

[   ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[   ]     On (date) pursuant to paragraph (a)(1) of Rule 485.

[   ]     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[   ]     On (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[   ]     This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                          ---------------------------

          Title of Securities Being Registered:

               Units of interest in Separate Account under variable annuity contracts.

EQUI-VEST(R)
A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2002

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus, you will find attached the prospectuses for each Trust, which contain important information about their portfolios.

--------------------------------------------------------------------------------


WHAT IS EQUI-VEST(R)?

EQUI-VEST(R) is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or in our fixed maturity options ("investment options"). This contract may not currently be available in all states.



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
 FIXED INCOME:
--------------------------------------------------------------------------------
o AXA Premier VIP Core Bond*              o EQ/Alliance Quality Bond
o EQ/Alliance Intermediate Government     o EQ/High Yield(1)
  Securities                              o EQ/J.P. Morgan Core Bond
o EQ/Alliance Money Market
--------------------------------------------------------------------------------
 DOMESTIC STOCKS
--------------------------------------------------------------------------------
o AXA Premier VIP Health Care*            o EQ/Calvert Socially Responsible
o AXA Premier VIP Large Cap Core          o EQ/Capital Guardian Research
  Equity*                                 o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Large Cap Growth*       o EQ/Equity 500 Index
o AXA Premier VIP Large Cap Value*        o EQ/Evergreen Omega
o AXA Premier VIP Small/Mid Cap           o EQ/FI Mid Cap
  Growth*                                 o EQ/FI Small/Mid Cap Value
o AXA Premier VIP Small/Mid Cap Value*    o EQ/Janus Large Cap Growth
o AXA Premier VIP Technology*             o EQ/Lazard Small Cap Value
o EQ/Aggressive Stock                     o EQ/Marsico Focus*
o EQ/Alliance Common Stock                o EQ/Mercury Basic Value Equity
o EQ/Alliance Growth and Income           o EQ/MFS Emerging Growth Companies
o EQ/Alliance Premier Growth              o EQ/MFS Investors Trust
o EQ/Alliance Small Cap Growth            o EQ/MFS Research
o EQ/Alliance Technology                  o EQ/Putnam Growth & Income Value
o EQ/AXP New Dimensions**                 o EQ/Putnam Voyager(2)
o EQ/AXP Strategy Aggressive**            o EQ/Small Company Index
o EQ/Bernstein Diversified Value
--------------------------------------------------------------------------------
 INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Premier VIP International Equity*   o EQ/Emerging Markets Equity
o EQ/Alliance Global                      o EQ/International Equity Index
o EQ/Alliance International               o EQ/Putnam International Equity
o EQ/Capital Guardian International
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o EQ/Alliance Growth Investors            o EQ/Balanced
--------------------------------------------------------------------------------



(1) Formerly named, "EQ/Alliance High Yield."

(2) Formerly named, "EQ/Putnam Investors Growth."

* Subject to state availability.

**Subject to shareholder approval, we anticipate that the EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options (the "replaced options") will be merged into the EQ/Capital Guardian U.S. Equity and the EQ/Alliance Small Cap Growth investment options (the "surviving options"), respectively, on or about July 12, 2002. After the merger, the replaced options will no longer be available and any allocation elections to either of them will be considered as allocation elections to the applicable surviving option. We will notify you if the replacements do not take place.


You may allocate amounts to the variable investment options under your choice of investment method subject to any restrictions. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio of either Class IA/A or IB/B of EQ Advisors Trust or AXA Premier VIP Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

GUARANTEED INTEREST OPTION. You may allocate amounts to the guaranteed interest option. This option is part of our general account and pays interest at guaranteed rates.


FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer the contracts for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.


o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.


A contribution ranging from $50 to $2,500 is required to purchase a contract. The minimum amount required depends on the type of contract, NQ or IRA, purchased.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2002, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          X00299

                                                                      Series 800

Contents of this prospectus



--------------------------------------------------------------------------------
EQUI-VEST(R)
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
Who is Equitable Life?                                                       5
How to reach us                                                              6
EQUI-VEST(R) at a glance -- key features                                     8



--------------------------------------------------------------------------------
FEE TABLE                                                                   11
--------------------------------------------------------------------------------
Examples                                                                    14
Condensed financial information                                             15





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1. CONTRACT FEATURES AND BENEFITS                                           16
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How you can purchase and contribute to your contract                        16
Owner and annuitant requirements                                            19
How you can make your contributions                                         19
What are your investment options under the contract?                        19
Selecting your investment method                                            24
Allocating your contributions                                               25
Your right to cancel within a certain number of days                        25




--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        27
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Your account value and cash value                                           27
Your contract's value in the variable investment options                    27
Your contract's value in the guaranteed interest option                     27
Your contract's value in the fixed maturity options                         27



----------------------
"We," "our" and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsi bility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

2  Contents of this prospectus

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3. TRANSFERRING YOUR MONEY AMONG INVESTMENT
     OPTIONS                                                                28
--------------------------------------------------------------------------------
Transferring your account value                                             28
Disruptive transfer activity                                                28
Automatic transfer options                                                  28
Investment simplifier                                                       28
Rebalancing your account value                                              29


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4. ACCESSING YOUR MONEY                                                     30
--------------------------------------------------------------------------------
Withdrawing your account value                                              30
How withdrawals are taken from your account value                           30
Surrender of your contract to receive its cash value                        31
Termination                                                                 31
When to expect payments                                                     31
Your annuity payout options                                                 31


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5. CHARGES AND EXPENSES                                                     33
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Charges that Equitable Life deducts                                         33
Charges under the contracts                                                 33
Charges that the Trusts deduct                                              36
Group or sponsored arrangements                                             36
Other distribution arrangements                                             36


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6. PAYMENT OF DEATH BENEFIT                                                 37
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     37
How death benefit payment is made                                           37
Beneficiary continuation option                                             38


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7. TAX INFORMATION                                                          39
--------------------------------------------------------------------------------
Overview                                                                    39
Buying a contract to fund a retirement arrangement                          39
Transfers among investment options                                          39
Taxation of nonqualified annuities                                          39
Individual retirement arrangements ("IRAs")                                 40
Roth individual retirement annuities ("Roth IRAs")                          46
Federal and state income tax withholding and
     information reporting                                                  52
Impact of taxes to Equitable Life                                           52

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8. MORE INFORMATION                                                         53
--------------------------------------------------------------------------------
About Separate Account A                                                    53
About the Trusts                                                            53
About our fixed maturity options                                            53
About the general account                                                   54
About other methods of payment                                              55
Dates and prices at which contract events occur                             55
About your voting rights                                                    55
About legal proceedings                                                     56
About our independent accountants                                           56
Financial statements                                                        56
Transfers of ownership, collateral assignments, loans, and
     borrowing                                                              56
Distribution of the contracts                                               56


--------------------------------------------------------------------------------
9. INVESTMENT PERFORMANCE                                                   57
--------------------------------------------------------------------------------
Communicating performance data                                              60


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10. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                           61

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I -- Condensed financial information                                       A-1
II -- Market value adjustment example                                      B-1
III -- Death benefit example                                               C-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                  Contents of this prospectus  3

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                         PAGE
   account value                           27
   annuitant                               16
   annuity payout options                  31
   beneficiary                             37
   business day                            55
   cash value                              27
   conduit IRA                             44
   contract date                            9
   contract date anniversary                9
   contract year                            9
   contributions                           19
   Contributions to Roth IRAs              46
     regular contribution                  46
     rollovers and direct transfers        47
     conversion contributions              47
     direct transfers                      47
   Contributions to traditional IRAs       41
     regular contribution                  41
     rollovers and transfers               42
   Disruptive transfer activity            28
   EQAccess                                 6
   fixed maturity amount                   23
   fixed maturity options                  23
   guaranteed interest option              23


                                         PAGE

   IRA                                  cover
   IRS                                     39
   investment options                      19
   market adjusted amount                  23
   market timing                           28
   market value adjustment                 23
   maturity value                          23
   NQ                                   cover
   portfolio                            cover
   processing office                    cover
   ratcheted death benefit                 25
   rate to maturity                        23
   Required Beginning Date                 44
   Roth IRA                             cover
   SAI                                  cover
   SEC                                  cover
   TOPS                                     6
   traditional IRA                      cover
   Trusts                               cover
   TSA                                  cover
   unit                                    27
   unit investment trust                   53
   variable investment options             19


To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.



-------------------------------------------------------------------------------
 PROSPECTUS                      CONTRACT OR SUPPLEMENTAL MATERIALS
-------------------------------------------------------------------------------
  fixed maturity options        Guarantee Periods or Fixed Maturity Accounts
  variable investment options   Investment Funds or Investment Divisions
  account value                 Annuity Account Value
  rate to maturity              Guaranteed Rates
  guaranteed interest option    Guaranteed Interest Account
  unit                          Accumulation unit
  unit value                    Accumulation unit value

4 Index of key words and phrases

Who is Equitable Life?

--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of AXA Financial, Inc. (previously, The Equitable Companies). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



                                                       Who is Equitable Life?  5

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
 INDIVIDUALLY BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459



--------------------------------------------------------------------------------
 FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
 INDIVIDUALLY BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13459



--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
 BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
P.O. Box 2996
New York, NY 10116-2996


--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
 TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT
 BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
200 Plaza Drive, 2nd Floor
Secaucus, NJ 07094


--------------------------------------------------------------------------------
 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
Unit Collections
P.O. Box 13463
Newark, New Jersey 07188-0463



--------------------------------------------------------------------------------
 FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
 AND SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13463


--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions;

o quarterly statements of your contract values as of the close of each calendar quarter; and

o annual statement of your contract values as of the contract date anniversary.


--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 EQACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option;

o elect the investment simplifier; (not available through EQAccess);

o change your TOPS personal identification number ("PIN"); (not available through EQAccess); and

o change your EQAccess password (not available through TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll-free 1 (800) 755-7777. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess.
Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ


6  Who is Equitable Life?

reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.


We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus.)


--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-628-6673) to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Fridays until 5:00 p.m., Eastern Time.


Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.



--------------------------------------------------------------------------------
 TOLL FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may reach us toll-free by calling 1(800) 841-0801 for a recording of daily unit values for the variable investment options.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  conversion of your traditional IRA to a Roth IRA contract;


(2) cancellation of your Roth IRA contract and return to a traditional IRA contract;


(3)  election of the automatic investment program;

(4)  election of the investment simplifier;

(5)  election of the automatic NQ deposit service;

(6)  election of the rebalancing program;

(7)  election of required minimum distribution option;

(8)  election of beneficiary continuation option;

(9)  election of the principal assurance allocation; and

(10) request for a transfer/rollover of assets or 1035 exchange to another carrier.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers among investment options;

(4) change of ownership; and

(5) contract surrender and withdrawal requests.


TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) investment simplifier;

(3) rebalancing program;

(4) systematic withdrawals; and

(5) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, all must sign.


                                                       Who is Equitable Life?  7

EQUI-VEST(R) at a glance -- key features




------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT    EQUI-VEST(R) variable investment options invest in different portfolios managed by professional
MANAGEMENT                 investment advisers.

------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST        o Principal and interest guarantees
OPTION
                           o Interest rates set periodically

------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS     o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years.

                           o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                           ---------------------------------------------------------------------------------------------------------
                           If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.

------------------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES             o On earnings inside the    No tax until you make withdrawals from your contract or receive annuity
                             contract                  payments.

                           o On transfers inside the   No tax on transfers among investment options.
                             contract
                          ----------------------------------------------------------------------------------------------------------
                           If you are purchasing an annuity contract as an Individual Retirement Annuity (IRA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the
                           Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information" later in the
                           Prospectus.)

------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS       o NQ:
                             -- $1,000 (initial) or $50 (initial for payroll deduction); $50 (additional).

                           o Traditional IRA and Roth IRA:
                             -- $50 (initial and additional).

                           Maximum contribution limitations may apply.

------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT PROTECTION   The contract provides a death benefit for the beneficiary should the annuitant die. The death benefit is equal to the account value or the minimum death benefit, whichever is higher. However, if you elect the optional ratcheted death benefit, the death benefit is equal to the account value or the ratcheted death benefit, whichever is higher.

------------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY       o Lump sum withdrawals

                           o Several withdrawal options on a periodic basis

                           o Contract surrender

                             You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a penalty tax.

------------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS             o Fixed annuity payout options

                           o Variable annuity payout options
------------------------------------------------------------------------------------------------------------------------------------


8 EQUI-VEST(R) at a glance -- key features

------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES    o Dollar-cost averaging by automatic transfers
                         -- Interest sweep option
                         -- Fixed-dollar option

                       o Automatic investment program

                       o Account value rebalancing (quarterly, semiannually, and annually)

                       o Principal assurance allocation

                       o No charge on transfers among investment options

                       o Waiver of withdrawal charge for disability, confinement to a nursing home, and terminal illness
------------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES       o Daily charges on amounts invested in the variable investment options for mortality and expense risks and other expenses at an annual rate of 1.20% (2.00% maximum).

                       o If your account value at the end of the contract year is less than $25,000 for NQ contracts (or less than
                         $20,000 for IRA contracts), we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less; thereafter, $30 per year ($65 maximum). If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge. For individuals who own multiple contracts with combined account values of over $100,000, this charge may be waived. See "Annual administrative charge" in "Charges and expenses," later in this
                         Prospectus.

                       o Charge for third-party transfer (such as in the case of a trustee-to-trustee transfer for an IRA contract)
                         or exchange (if your contract is exchanged for a contract issued by another insurance company) -- $25 current ($65 maximum) per occurrence.

                       o No sales charge deducted at the time you make contributions.

                       o We deduct a charge equal to 6% of contributions that have been withdrawn if such contributions were made in the current and five prior contract years. There is no charge in any contract year in which the amount withdrawn does not exceed 15% of your account value at the time of your withdrawal request minus prior withdrawals in that contract year. Under certain circumstances the withdrawal charge will not apply.
                         They are discussed in "Charges and expenses" later in this Prospectus. In addition there is no withdrawal charge if the annuitant is age 86 or older when the contract is issued. Certain other exemptions apply.
                       -------------------------------------------------------------------------------------------------------------
                       The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with other required documents and, your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary."
                       -------------------------------------------------------------------------------------------------------------
                       o We deduct an annual charge equal to 0.15% of the account value on each contract date anniversary if you elect the optional ratcheted death benefit.

                       o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                       o We deduct a $350 annuity administrative fee from amounts applied to a Variable Immediate Annuity payout option.

                       o Annual expenses of the Trusts portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.20% annually,
                         12b-1 fees of 0.25% annually, and other expenses.
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES   NQ               0-90
                       Traditional      0-90
                       Roth IRA         0-90
------------------------------------------------------------------------------------------------------------------------------------


THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. MAXIMUM EXPENSE LIMITATIONS APPLY TO CERTAIN VARIABLE INVESTMENT OPTIONS, AND RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. ALSO, ALL FEATURES OF THE CONTRACT, INCLUDING ALL VARIABLE INVESTMENT OPTIONS, ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES OR UNDER YOUR INVESTMENT METHOD.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.


                                      EQUI-VEST(R) at a glance -- key features 9

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.


10 EQUI-VEST(R) at a glance -- key features

Fee table

--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the Trusts and their Portfolios that you will bear indirectly. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectuses for each Trust.


The guaranteed interest option and fixed maturity options are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the optional ratcheted death benefit charge, and the third-party transfer or exchange charge do apply to the guaranteed interest option and fixed maturity options. Also, an annuity administrative fee may apply when your annuity payments are to begin. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender of amounts from a fixed maturity option.




------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense risk(1)                                           0.95%
Other expenses                                                          0.25%
                                                                        ----
Total Separate Account A annual expenses                                1.20% current (2.00% maximum)

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Annual administrative charge(2)
  If your account value is less than $25,000 for NQ contracts (or less than $20,000 for IRA contracts) on the last day of your contract
   year                                                                 $30 current ($65 maximum)
-----------------------------------------------------------------------
  If your account value is $25,000 or more for NQ contracts (or
   $20,000 or more for IRA contracts) on the last day of your con-
   tract year                                                           $  0

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Withdrawal charge(3)                                                    6%
Charge for third-party transfer or exchange(4)                          $25 current ($65 maximum) for each occurrence
Charge if you elect a Variable Immediate Annuity payout option          $350

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
Optional ratcheted death benefit charge (as a percentage of your account value this charge is deducted annually on each contract date
anniversary until age 90)                                               0.15%
------------------------------------------------------------------------------------------------------------------------------------






                                                                    Fee table 11

ANNUAL EXPENSES OF THE TRUSTS
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   NET
                                                                                                                TOTAL
                                                                                                 OTHER          ANNUAL
                                                         MANAGEMENT                           EXPENSES         EXPENSES
                                                   FEES (AFTER EXPENSE                     (AFTER EXPENSE   (AFTER EXPENSE
                                                      LIMITATION)(5)       12B-1 FEES(6)   LIMITATION)(7)   LIMITATION)(8)
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Core Bond                        0.00%                 0.25%             0.70%            0.95%
 AXA Premier VIP Health Care                      0.44%                 0.25%             1.16%            1.85%
 AXA Premier VIP International Equity             0.62%                 0.25%             0.93%            1.80%
 AXA Premier VIP Large Cap Growth                 0.31%                 0.25%             0.79%            1.35%
 AXA Premier VIP Large Cap Core Equity            0.17%                 0.25%             0.93%            1.35%
 AXA Premier VIP Large Cap Value                  0.08%                 0.25%             1.02%            1.35%
 AXA Premier VIP Small/Mid Cap Growth             0.42%                 0.25%             0.93%            1.60%
 AXA Premier VIP Small/Mid Cap Value              0.20%                 0.25%             1.15%            1.60%
 AXA Premier VIP Technology                       0.58%                 0.25%             1.02%            1.85%
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
 EQ/Aggressive Stock                              0.61%                 0.25%             0.08%            0.94%
 EQ/Alliance Common Stock                         0.46%                 0.25%             0.07%            0.78%
 EQ/Alliance Global                               0.73%                 0.25%             0.12%            1.10%
 EQ/Alliance Growth and Income                    0.57%                 0.25%             0.06%            0.88%
 EQ/Alliance Growth Investors                     0.57%                 0.25%             0.06%            0.88%
 EQ/Alliance Intermediate Government Securities   0.50%                 0.25%             0.12%            0.87%
 EQ/Alliance International                        0.85%                 0.25%             0.25%            1.35%
 EQ/Alliance Money Market                         0.33%                 0.25%             0.07%            0.65%
 EQ/Alliance Premier Growth                       0.84%                 0.25%             0.06%            1.15%
 EQ/Alliance Quality Bond                         0.53%                 0.25%             0.07%            0.85%
 EQ/Alliance Small Cap Growth                     0.75%                 0.25%             0.06%            1.06%
 EQ/Alliance Technology                           0.82%                 0.25%             0.08%            1.15%
 EQ/AXP New Dimensions                            0.00%                 0.25%             0.70%            0.95%
 EQ/AXP Strategy Aggressive                       0.00%                 0.25%             0.75%            1.00%
 EQ/Balanced                                      0.57%                 0.25%             0.08%            0.90%
 EQ/Bernstein Diversified Value                   0.61%                 0.25%             0.09%            0.95%
 EQ/Calvert Socially Responsible                  0.00%                 0.25%             0.80%            1.05%
 EQ/Capital Guardian International                0.66%                 0.25%             0.29%            1.20%
 EQ/Capital Guardian Research                     0.55%                 0.25%             0.15%            0.95%
 EQ/Capital Guardian U.S. Equity                  0.59%                 0.25%             0.11%            0.95%
 EQ/Emerging Markets Equity                       0.87%                 0.25%             0.68%            1.80%
 EQ/Equity 500 Index                              0.25%                 0.25%             0.06%            0.56%
 EQ/Evergreen Omega                               0.00%                 0.25%             0.70%            0.95%
 EQ/FI Mid Cap                                    0.48%                 0.25%             0.27%            1.00%
 EQ/FI Small/Mid Cap Value                        0.74%                 0.25%             0.11%            1.10%
 EQ/High Yield                                    0.60%                 0.25%             0.07%            0.92%
 EQ/International Equity Index                    0.35%                 0.25%             0.50%            1.10%
 EQ/J.P. Morgan Core Bond                         0.44%                 0.25%             0.11%            0.80%
 EQ/Janus Large Cap Growth                        0.76%                 0.25%             0.14%            1.15%
 EQ/Lazard Small Cap Value                        0.72%                 0.25%             0.13%            1.10%
 EQ/Marsico Focus                                 0.00%                 0.25%             0.90%            1.15%
 EQ/Mercury Basic Value Equity                    0.60%                 0.25%             0.10%            0.95%
 EQ/MFS Emerging Growth Companies                 0.63%                 0.25%             0.09%            0.97%
 EQ/MFS Investors Trust                           0.58%                 0.25%             0.12%            0.95%
 EQ/MFS Research                                  0.63%                 0.25%             0.07%            0.95%
 EQ/Putnam Growth & Income Value                  0.57%                 0.25%             0.13%            0.95%
 EQ/Putnam International Equity                   0.71%                 0.25%             0.29%            1.25%
 EQ/Putnam Voyager                                0.62%                 0.25%             0.08%            0.95%
 EQ/Small Company Index                           0.25%                 0.25%             0.35%            0.85%
------------------------------------------------------------------------------------------------------------------------------------



Notes:


(1) A portion of this charge is for providing the death benefit.


(2) During the first two contract years, this charge is currently equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year. We reserve the right to increase this charge to a maximum of $65.



12 Fee table

(3) This charge applies to any contribution withdrawn within six contract years of the date of the contribution. This charge is deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(4) We reserve the right to increase this charge to a maximum of $65 for each occurrence.

(5) The management fees shown for each portfolio cannot be increased without a vote of each portfolio's shareholders. See footnote (7) for any expense limitation agreement information.

(6) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus Portfolio on August 31, 2001, "Other Expenses" shown have been annualized. Initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001 thus, "Other Expenses" shown are estimated. See footnote (8) for any expense limitation agreement information.

(8) Equitable Life, the Trusts' manager, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2003. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, and extraordinary expenses) to not more than the amounts specified above as "Net Total Annual Expenses." Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. For more information see the prospectuses for each Trust. The following chart indicates management fees and other expenses before any fee waivers and/or expense reimbursements that would have applied to each Portfolio. Portfolios that are not listed below do not have an expense limitation arrangement in effect or the expense limitation arrangement did not result in a fee waiver or reimbursement.






--------------------------------------------------------------------------------
                                        MANAGEMENT FEES      OTHER EXPENSES
                                        (BEFORE ANY FEE    (BEFORE ANY FEE
                                        WAIVERS AND/OR      WAIVERS AND/OR
                                            EXPENSE            EXPENSE
 PORTFOLIO NAME                         REIMBURSEMENTS)    REIMBURSEMENTS)
--------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Premier VIP Core Bond             0.60%              0.84%
AXA Premier VIP Health Care           1.20%              1.16%
AXA Premier VIP International
Equity                                1.05%              0.93%
AXA Premier VIP Large Cap Growth      0.90%              0.79%
AXA Premier VIP Large Cap Core
Equity                                0.90%              0.93%
AXA Premier VIP Large Cap Value       0.90%              1.02%
AXA Premier VIP Small/Mid Cap
Growth                                1.10%              0.93%
AXA Premier VIP Small/Mid Cap
Value                                 1.10%              1.15%
AXA Premier VIP Technology            1.20%              1.02%
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/Alliance Premier Growth            0.90%              0.06%
EQ/Alliance Technology                0.90%              0.08%
EQ/AXP New Dimensions                 0.65%              1.06%
EQ/AXP Strategy Aggressive            0.70%              0.77%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        MANAGEMENT FEES      OTHER EXPENSES
                                        (BEFORE ANY FEE    (BEFORE ANY FEE
                                        WAIVERS AND/OR      WAIVERS AND/OR
                                            EXPENSE            EXPENSE
 PORTFOLIO NAME                         REIMBURSEMENTS)    REIMBURSEMENTS)
--------------------------------------------------------------------------------
EQ/Bernstein Diversified Value        0.65%              0.09%
EQ/Calvert Socially Responsible       0.65%              1.46%
EQ/Capital Guardian International     0.85%              0.29%
EQ/Capital Guardian Research          0.65%              0.15%
EQ/Capital Guardian U.S. Equity       0.65%              0.11%
EQ/Emerging Markets Equity            1.15%              0.68%
EQ/Evergreen Omega                    0.65%              0.99%
EQ/FI Mid Cap                         0.70%              0.27%
EQ/FI Small/Mid Cap Value             0.75%              0.11%
EQ/International Equity Index         0.35%              0.50%
EQ/J.P. Morgan Core Bond              0.45%              0.11%
EQ/Janus Large Cap Growth             0.90%              0.14%
EQ/Lazard Small Cap Value             0.75%              0.13%
EQ/Marsico Focus                      0.90%              2.44%
EQ/MFS Investors Trust                0.60%              0.12%
EQ/MFS Research                       0.65%              0.07%
EQ/Putnam Growth & Income Value       0.60%              0.13%
EQ/Putnam International Equity        0.85%              0.29%
EQ/Putnam Voyager                     0.65%              0.08%
--------------------------------------------------------------------------------




                                                                   Fee table  13

EXAMPLES


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) We also assume that the optional ratcheted death benefit is not elected and there is no waiver of the withdrawal charge. The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.714 per $1,000. Total Separate Account A expenses used to compute the example below are the maximum expenses rather than the lower current expenses. The examples assume the continuation of Total Annual Expenses (after expense limitation) shown for each Portfolio of the Trusts in the table, above, for the entire one, three, five and ten year periods included in the examples.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.




------------------------------------------------------------------------------------------------------------
                                                         IF YOU SURRENDER YOUR CONTRACT AT
                                                           THE END OF EACH PERIOD SHOWN,
                                                              THE EXPENSES WOULD BE:
                                                    1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        $ 83.64     $ 150.71     $ 220.26     $ 344.44
AXA Premier VIP Health Care                      $ 92.60     $ 176.90     $ 262.70     $ 428.25
AXA Premier VIP International Equity             $ 92.10     $ 175.46     $ 260.39     $ 423.79
AXA Premier VIP Large Cap Core Equity            $ 87.62     $ 162.41     $ 239.33     $ 382.65
AXA Premier VIP Large Cap Growth                 $ 87.62     $ 162.41     $ 239.33     $ 382.65
AXA Premier VIP Large Cap Value                  $ 87.62     $ 162.41     $ 239.33     $ 382.65
AXA Premier VIP Small/Mid Cap Growth             $ 90.11     $ 169.68     $ 251.08     $ 405.74
AXA Premier VIP Small/Mid Cap Value              $ 90.11     $ 169.68     $ 251.08     $ 405.74
AXA Premier VIP Technology                       $ 92.60     $ 176.90     $ 262.70     $ 428.25
EQ/Aggressive Stock                              $ 83.54     $ 150.42     $ 219.78     $ 343.47
EQ/Alliance Common Stock                         $ 81.94     $ 145.71     $ 212.05     $ 327.72
EQ/Alliance Global                               $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/Alliance Growth and Income                    $ 82.94     $ 148.65     $ 216.89     $ 337.60
EQ/Alliance Growth Investors                     $ 82.94     $ 148.65     $ 216.89     $ 337.60
EQ/Alliance Intermediate Government Securities   $ 82.84     $ 148.36     $ 216.41     $ 336.61
EQ/Alliance International                        $ 87.62     $ 162.41     $ 239.33     $ 382.65
EQ/Alliance Money Market                         $ 80.65     $ 141.87     $ 205.74     $ 314.74
EQ/Alliance Premier Growth                       $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/Alliance Quality Bond                         $ 82.64     $ 147.77     $ 215.44     $ 334.64
EQ/Alliance Small Cap Growth                     $ 84.73     $ 153.94     $ 225.54     $ 355.11
EQ/Alliance Technology                           $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/AXP New Dimensions                            $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/AXP Strategy Aggressive                       $ 84.13     $ 152.18     $ 222.66     $ 349.31
EQ/Balanced                                      $ 83.14     $ 149.24     $ 217.85     $ 339.56
EQ/Bernstein Diversified Value                   $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Calvert Socially Responsible                  $ 84.63     $ 153.64     $ 225.06     $ 354.14
EQ/Capital Guardian International                $ 86.13     $ 158.04     $ 232.22     $ 368.51
EQ/Capital Guardian Research                     $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Capital Guardian U.S. Equity                  $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Emerging Markets Equity                       $ 92.10     $ 175.46     $ 260.39     $ 423.79
EQ/Equity 500 Index                              $ 79.75     $ 139.20     $ 201.35     $ 305.65
EQ/Evergreen Omega                               $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/FI Mid Cap                                    $ 84.13     $ 152.18     $ 222.66     $ 349.31
EQ/FI Small/Mid Cap Value                        $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/High Yield                                    $ 83.34     $ 149.83     $ 218.82     $ 341.52
EQ/International Equity Index                    $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/J.P. Morgan Core Bond                         $ 82.14     $ 146.30     $ 213.02     $ 329.71
EQ/Janus Large Cap Growth                        $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/Lazard Small Cap Value                        $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/Marsico Focus                                 $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/Mercury Basic Value Equity                    $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/MFS Emerging Growth Companies                 $ 83.83     $ 151.30     $ 221.22     $ 346.39
EQ/MFS Investors Trust                           $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/MFS Research                                  $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Putnam Growth & Income Value                  $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Putnam International Equity                   $ 86.62     $ 159.50     $ 234.59     $ 373.25
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                          THE END OF EACH PERIOD SHOWN,
                                                              THE EXPENSES WOULD BE:
                                                    1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        $ 31.70     $  96.86   $ 164.42     $ 344.44
AXA Premier VIP Health Care                      $ 41.15     $ 124.53   $ 209.40     $ 428.25
AXA Premier VIP International Equity             $ 40.62     $ 123.01   $ 206.95     $ 423.79
AXA Premier VIP Large Cap Core Equity            $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Large Cap Growth                 $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Large Cap Value                  $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Small/Mid Cap Growth             $ 38.52     $ 116.90   $ 197.09     $ 405.74
AXA Premier VIP Small/Mid Cap Value              $ 38.52     $ 116.90   $ 197.09     $ 405.74
AXA Premier VIP Technology                       $ 41.15     $ 124.53   $ 209.40     $ 428.25
EQ/Aggressive Stock                              $ 31.60     $  96.55   $ 163.91     $ 343.47
EQ/Alliance Common Stock                         $ 29.92     $  91.57   $ 155.72     $ 327.72
EQ/Alliance Global                               $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/Alliance Growth and Income                    $ 30.97     $  94.68   $ 160.85     $ 337.60
EQ/Alliance Growth Investors                     $ 30.97     $  94.68   $ 160.85     $ 337.60
EQ/Alliance Intermediate Government Securities   $ 30.86     $  94.37   $ 160.34     $ 336.61
EQ/Alliance International                        $ 35.90     $ 109.22   $ 184.63     $ 382.65
EQ/Alliance Money Market                         $ 28.55     $  87.51   $ 149.03     $ 314.74
EQ/Alliance Premier Growth                       $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Alliance Quality Bond                         $ 30.65     $  93.75   $ 159.31     $ 334.64
EQ/Alliance Small Cap Growth                     $ 32.86     $ 100.27   $ 170.01     $ 355.11
EQ/Alliance Technology                           $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/AXP New Dimensions                            $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/AXP Strategy Aggressive                       $ 32.23     $  98.41   $ 166.97     $ 349.31
EQ/Balanced                                      $ 31.18     $  95.31   $ 161.87     $ 339.56
EQ/Bernstein Diversified Value                   $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Calvert Socially Responsible                  $ 32.75     $  99.96   $ 169.51     $ 354.14
EQ/Capital Guardian International                $ 34.33     $ 104.60   $ 177.09     $ 368.51
EQ/Capital Guardian Research                     $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Capital Guardian U.S. Equity                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Emerging Markets Equity                       $ 40.62     $ 123.01   $ 206.95     $ 423.79
EQ/Equity 500 Index                              $ 27.61     $  84.70   $ 144.37     $ 305.65
EQ/Evergreen Omega                               $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/FI Mid Cap                                    $ 32.23     $  98.41   $ 166.97     $ 349.31
EQ/FI Small/Mid Cap Value                        $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/High Yield                                    $ 31.39     $  95.93   $ 162.89     $ 341.52
EQ/International Equity Index                    $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/J.P. Morgan Core Bond                         $ 30.13     $  92.19   $ 156.75     $ 329.71
EQ/Janus Large Cap Growth                        $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Lazard Small Cap Value                        $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/Marsico Focus                                 $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Mercury Basic Value Equity                    $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/MFS Emerging Growth Companies                 $ 31.91     $  97.48   $ 165.44     $ 346.39
EQ/MFS Investors Trust                           $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/MFS Research                                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Putnam Growth & Income Value                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Putnam International Equity                   $ 34.85     $ 106.14   $ 179.61     $ 373.25
------------------------------------------------------------------------------------------------------------


14 Fee table

------------------------------------------------------------------------------------------------------------------------------
                                     IF YOU SURRENDER YOUR CONTRACT AT             IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF EACH PERIOD SHOWN,                    THE END OF EACH PERIOD SHOWN,
                                          THE EXPENSES WOULD BE:                            THE EXPENSES WOULD BE:
                                1 YEAR      3 YEARS      5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager            $ 83.64     $ 150.71     $ 220.26     $ 344.44    $ 31.70     $ 96.86    $ 164.42     $ 344.44
EQ/Small Company Index       $ 82.64     $ 147.77     $ 215.44     $ 334.64    $ 30.65     $ 93.75    $ 159.31     $ 334.64
------------------------------------------------------------------------------------------------------------------------------



(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money" later in this Prospectus.



IF YOU ELECT THE OPTIONAL RATCHETED DEATH BENEFIT:


The above examples do not reflect a charge for the optional ratcheted death benefit. If you elect the optional ratcheted death benefit we will also deduct an annual charge equal to 0.15% of your account value on each contract date anniversary up to age 90. Therefore, the expenses shown in the above examples would, in each case, be increased by an amount not in excess of $1.57 in the first year, $1.74 in the third year, $1.91 in the fifth year and $2.44 in the tenth year.


IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see Note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the above example for "if you do not surrender your contract" would, in each case, be increased by $5.44 based on the average amount applied to annuity payout options in 2001. See "Annuity administrative fee" under "Charges and expenses" later in this Prospectus.



CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2001.



                                                                    Fee table 15

1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount for each type of contract purchased. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" in "More information" later in this Prospectus. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.


--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FOR ANNUITANT    MINIMUM                SOURCE OF                     LIMITATIONS ON
CONTRACT TYPE  ISSUE AGES                 CONTRIBUTIONS          CONTRIBUTIONS                 CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
NQ            0 through 90                $1,000 (initial),      o After-tax money.             o For annuitants up to age 83
                                          $  50 (additional)                                      at contract issue, additional
              0 through 85 in New York                           o Paid to us by check or         contributions may be made
                                                                   transfer of contract value     up to age 84.
                                                                   in a tax deferred exchange
                                                                   under Section 1035 of the    o For annuitants age 84 up to
                                                                   Internal Revenue Code.         age 88 at contract issue,
                                                                                                  additional contributions may
                                                                 o Paid to us by an employer      be made up to one year
                                                                   who establishes a payroll      beyond the annuitant's issue
                                                                   deduction program.             age.

                                                                                                o For annuitants age 89 to 90
                                                                                                  (ages 84 and 85 in NY) at
                                                                                                  contract issue, no additional
                                                                                                  contribution(s) may be
                                                                                                  made.
------------------------------------------------------------------------------------------------------------------------------------



16 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FOR ANNUITANT    MINIMUM                   SOURCE OF                       LIMITATIONS ON
CONTRACT TYPE  ISSUE AGES                 CONTRIBUTIONS             CONTRIBUTIONS                   CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Traditional   0 through 90              $50 (initial and            o "Regular" traditional IRA     o For annuitants ages 70-1/2 to
IRA*          0 through 85 in New York  additional)                   contributions either made       83 at contract issue, addi-
                                                                      by you or paid to us by an      tional rollover contributions
                                                                      employer who establishes a      may be made up to age 84.
                                                                      payroll deduction program.
                                                                                                    o For annuitants age 84 up to
                                                                    o For the calendar year 2002,     age 88 at contract issue,
                                                                      additional catch-up             additional rollover contribu-
                                                                      contributions.                  tions may be made up to
                                                                                                      one year beyond the annu-
                                                                    o Eligible rollover distribu-     itant's issue age.
                                                                      tions from TSA contracts or
                                                                      other 403(b) arrangements,    o For annuitants age 89 to 90
                                                                      qualified plans and govern-     (age 84 and 85 in NY) at
                                                                      mental EDC plans.               contract issue, no additional
                                                                                                      rollover contributions may
                                                                    o Rollovers from another          be made.
                                                                      traditional individual retire-
                                                                      ment arrangement.             o Regular IRA contributions
                                                                                                      may not exceed $3,000 for
                                                                    o Direct custodian-to-            2002.
                                                                      custodian transfers from
                                                                      other traditional individual  o No regular IRA contributions
                                                                      retirement arrangements.        in the calendar year you turn
                                                                                                      age 70-1/2 and thereafter.

                                                                                                    o Rollover and direct transfer
                                                                                                      contributions after age 70-1/2
                                                                                                      must be net of required
                                                                                                      minimum distributions.

                                                                                                    o Additional catch-up contri-
                                                                                                      butions totalling up to $500
                                                                                                      can be made for the calen-
                                                                                                      dar year 2002 where the
                                                                                                      owner is at least age 50 but
                                                                                                      under age 70-1/2 at any time
                                                                                                      during 2002.
------------------------------------------------------------------------------------------------------------------------------------


                                              Contract features and benefits 17

------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE FOR ANNUITANT    MINIMUM                SOURCE OF                       LIMITATIONS ON
CONTRACT TYPE  ISSUE AGES                 CONTRIBUTIONS          CONTRIBUTIONS                   CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA     0 through 90              $50 (initial and          o Regular after-tax            o For annuitants up to age 83
             0 through 85 in New York  additional)                 contributions either made      at contract issue, additional
                                                                   by you or paid to us by an     contributions may be made
                                                                   employer who establishes a     up to age 84.
                                                                   payroll deduction program.
                                                                                                o For annuitants age 84 up to
                                                                 o Rollovers from another         age 88 at contract issue,
                                                                   Roth IRA.                      additional contributions may
                                                                                                  be made up to one year
                                                                 o Conversion rollovers from a    beyond the annuitant's issue
                                                                   traditional IRA.               age.

                                                                 o Direct transfers from        o For annuitants age 89 to 90
                                                                   another Roth IRA.              (age 84 and 85 in NY) at
                                                                                                  contract issue, no additional
                                                                 o For the calendar year 2002,    contributions may be made.
                                                                   additional catch-up
                                                                   contributions.               o Regular Roth IRA contributions
                                                                                                  may not exceed $3,000 for 2002.

                                                                                                o Contributions are subject to
                                                                                                  income limits and other tax
                                                                                                  rules. See "Contributions to
                                                                                                  Roth IRAs -- Tax information"
                                                                                                  later in this Prospectus.

                                                                                                o Additional catch-up contri-
                                                                                                  butions totalling up to $500
                                                                                                  can be made for the calen-
                                                                                                  dar year 2002 where the
                                                                                                  owner is at least age 50 at
                                                                                                  any time during 2002.



* For traditional IRA contracts, the maximum issue age is 70, but we will issue up to age 90 if the contribution is a rollover contribution.

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST(R) contracts with the same annuitant would then total more than $1,500,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited, see "Dates and prices at which contract events occur" under "More information" later in this Prospectus.




18 Contract features and benefits

OWNER AND ANNUITANT REQUIREMENTS


Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.


Under any type of the IRA contract, the owner and annuitant must be the same person.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We may also apply contributions made pursuant a 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


Additional contributions may also be made by wire transfer or our automatic investment program. The method of payment is discussed in detail under "About our methods of payment" in "More information" later in this Prospectus.


Your initial contribution must generally be accompanied by an application and any other form we need to process the contribution. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.



--------------------------------------------------------------------------------
Our "business day" generally is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the guaranteed interest option and the fixed maturity options.


VARIABLE INVESTMENT OPTIONS


Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Alliance Money Market variable investment option. Listed below are the currently available portfolios, their investment objectives, and their advisers.


--------------------------------------------------------------------------------
You can choose from among the variable investment options, the guaranteed interest option and the fixed maturity options.
--------------------------------------------------------------------------------

                                              Contract features and benefits  19

PORTFOLIOS OF THE TRUSTS


You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as EQUI-VEST(R). These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.




------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
 PORTFOLIO NAME                        OBJECTIVE                                ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond*             Seeks a balance of a high current        BlackRock Advisors, Inc.
                                       income and capital                       Pacific Investment Management Company LLC
                                       appreciation consistent with a
                                       prudent level of risk
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care*           Long-term growth of capital              AIM Capital Management, Inc.
                                                                                Dresdner RCM Global Investors LLC
                                                                                Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP International          Long-term growth of capital              Alliance Capital Management L.P., through its
 Equity*                                                                        Bernstein Investment Research and
                                                                                Management Unit
                                                                                Bank of Ireland Asset Management (U.S.)
                                                                                Limited
                                                                                OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core         Long-term growth of capital              Alliance Capital Management L.P., through its
 Equity*                                                                        Bernstein Investment Research and
                                                                                Management Unit
                                                                                Janus Capital Management LLC
                                                                                Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap              Long-term growth of capital              Alliance Capital Management L.P.
 Growth*                                                                        Dresdner RCM Global Investors LLC
                                                                                TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value*       Long-term growth of capital              Alliance Capital Management L.P.
                                                                                Institutional Capital Corporation
                                                                                MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap          Long-term growth of capital              Alliance Capital Management L.P.
 Growth*                                                                        MFS Investment Management
                                                                                RS Investment Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap          Long-term growth of capital              AXA Rosenberg Investment Management LLC
 Value*                                                                         The Boston Company Asset Management, LLC
                                                                                TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Technology*            Long-term growth of capital              Alliance Capital Management L.P.
                                                                                Dresdner RCM Global Investors LLC
                                                                                Firsthand Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
 PORTFOLIO NAME                        OBJECTIVE                                ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                    Seeks to achieve long-term growth of     Alliance Capital Management L.P.
                                       capital                                  Marsico Capital Management, LLC
                                                                                MFS Investment Management
                                                                                Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock               Seeks to achieve long-term growth of     Alliance Capital Management L.P.
                                       capital and increased income
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                     Seeks long-term growth of capital        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------






20 Contract features and benefits

PORTFOLIOS OF THE TRUSTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                            ADVISER(S)
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income       Seeks to provide a high total return                     Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors        Seeks to achieve the highest total return consistent     Alliance Capital Management L.P.
                                    with the Adviser's determination of reasonable risk
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate            Seeks to achieve high current income consistent with     Alliance Capital Management L.P.
 Government Securities              relative stability of principal
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International           Seeks long-term growth of capital                        Alliance Capital Management L.P.
                                                                                             (including through its Bernstein
                                                                                             Investment Research and Management
                                                                                             Unit)
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market            Seeks to obtain a high level of current income,          Alliance Capital Management L.P.
                                    preserve its assets and maintain liquidity
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth          Seeks long-term growth of capital                        Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond            Seeks to achieve high current income consistent          Alliance Capital Management L.P.
                                    with moderate risk of capital
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth        Seeks to achieve long-term growth of capital             Alliance Capital Management L.P.
---------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology              Seeks to achieve growth of capital. Current              Alliance Capital Management L.P.
                                    income is incidental to the Portfolio's objective
---------------------------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions               Seeks long-term growth of capital                        American Express Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive          Seeks long-term growth of capital                        American Express Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                         Seeks to achieve a high return through both              Alliance Capital Management L.P.
                                    appreciation of capital and current income               Capital Guardian Trust Company
                                                                                             Jennison Associates, LLC
                                                                                             Prudential Investments LLC
                                                                                             Mercury Advisors
---------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value      Seeks capital appreciation                               Alliance Capital Management L.P.,
                                                                                             through its Bernstein Investment
                                                                                             Research and Management Unit
---------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible     Seeks long-term capital appreciation                     Calvert Asset Management Company, Inc.
                                                                                             Brown Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International   Seeks long-term growth of capital                        Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research        Seeks long-term growth of capital                        Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity     Seeks long-term growth of capital                        Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity          Seeks long-term capital appreciation                     Morgan Stanley Investment Management
---------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                 Seeks a total return before expenses that approximates   Alliance Capital Management L.P.
                                    the total return performance of the S&P 500 Index,
                                    including reinvestment of dividends, at a risk level
                                    consistent with that of the S&P 500 Index
---------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                  Seeks long-term capital growth                           Evergreen Investment Management
                                                                                             Company, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                       Seeks long-term growth of capital                        Fidelity Management & Research Company
---------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value           Seeks long-term capital appreciation                     Fidelity Management & Research Company
---------------------------------------------------------------------------------------------------------------------------------
EQ/High Yield                       Seeks to achieve a high total return through a combina-  Alliance Capital Management L.P.
                                    tion of current income and capital appreciation
---------------------------------------------------------------------------------------------------------------------------------


                                              Contract features and benefits 21

PORTFOLIOS OF THE TRUSTS (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                          OBJECTIVE                                            ADVISER(S)
---------------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index    Seeks to replicate as closely as possible (before           Deutsche Asset Management Inc.
                                 deduction of Portfolio expenses) the total return
                                 of the MSCI EAFE Index
---------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond         Seeks to provide a high total return consistent with        J.P. Morgan Investment Management, Inc.
                                 moderate risk of capital and maintenance of liquidity
---------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth        Seeks long-term growth of capital                           Janus Capital Management LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value        Seeks capital appreciation                                  Lazard Asset Management
---------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus*                Seeks to achieve long-term growth of capital                Marsico Capital Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity    Seeks capital appreciation and secondarily, income          Mercury Advisors
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth           Seeks to provide long-term capital growth                   MFS Investment Management
 Companies
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust           Seeks long-term growth of capital with a secondary          MFS Investment Management
                                 objective to seek reasonable current income
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                  Seeks to provide long-term growth of capital and future     MFS Investment Management
                                 income
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income        Seeks capital growth. Current income is a secondary         Putnam Investment Management, LLC
 Value                           objective
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity   Seeks capital appreciation                                  Putnam Investment Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                Seeks long-term growth of capital and any increased         Putnam Investment Management, LLC
                                 income that results from this growth
---------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index           Seeks to replicate as closely as possible (before           Deutsche Asset Management Inc.
                                 deduction of Portfolio expenses) the total return
                                 of the Russell 2000 Index
---------------------------------------------------------------------------------------------------------------------------------



* Subject to state availability.

Other important information about the portfolios is included in the prospectuses for each Trust attached at the end of this prospectus.


22 Contract features and benefits

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.


We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period.

Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.

We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.


The minimum yearly guaranteed interest rate is 3% for 2002. The yearly rates we set will never be less than the minimum guaranteed interest rate of 3% for the life of the contract. Current interest rates will never be less than the yearly guaranteed interest rate.



FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. Your contributions will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."


The fixed maturity options are not available in contracts issued in Maryland. For contracts issued in New York, see "Charges and expenses" for information on withdrawal charges when amounts are allocated to the fixed maturity options.


--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this Prospectus in "More information."

On the maturity date of a fixed maturity option, your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for each of the maturity years 2003 through 2012. Not all of these fixed maturity options will be available for annuitant ages 76 and above. See "Allocating your contributions" later in this Prospectus. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.


We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or


o the rate to maturity is 3%; or


o the fixed maturity option's maturity date is within 45 days; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next (or another investment option if we are required to do so by any state regulation). We may change our procedures in the future.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it


                                              Contract features and benefits  23
is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix II at the end of this Prospectus provides an example of how the market value adjustment is calculated.



SELECTING YOUR INVESTMENT METHOD

You must choose one of the following methods for selecting your investment options:


o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment options chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method, you may allocate contributions or transfer funds to any of the available investment options listed in A in the investment options chart and no transfer restrictions will apply.


o TEMPORARY REMOVAL OF TRANSFER RESTRICTIONS THAT APPLY TO THE INVESTMENT METHODS. From time to time, we may remove certain restrictions that apply to your investment method. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions that apply to your investment method, amounts that are in any investment options that are not available under your investment method can remain in these options, but you will not be permitted to allocate new contributions or make additional transfers (including through our rebalancing program) into these options.




--------------------------------------------------------------------------------
                          INVESTMENT OPTIONS
--------------------------------------------------------------------------------
                                   A
--------------------------------------------------------------------------------
o Guaranteed Interest Option
--------------------------------------------------------------------------------
 DOMESTIC STOCKS                          INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o AXA Premier VIP Core Bond             o AXA Premier VIP International Equity
o AXA Premier VIP Health Care           o EQ/Alliance Global
o AXA Premier VIP Large Cap Core        o EQ/Alliance International
  Equity                                o EQ/Capital Guardian International
o AXA Premier VIP Large Cap Growth      o EQ/Emerging Markets Equity
o AXA Premier VIP Large Cap Value       o EQ/International Equity Index
o AXA Premier VIP Small/Mid Cap         o EQ/Putnam International Equity
  Growth
o AXA Premier VIP Small/Mid Cap Value
o AXA Premier VIP Technology
o EQ/Aggressive Stock
o EQ/Alliance Common Stock
o EQ/Alliance Growth and Income
o EQ/Alliance Premier Growth
o EQ/Alliance Small Cap Growth
o EQ/Alliance Technology
o EQ/AXP New Dimensions
o EQ/AXP Strategy Aggressive
o EQ/Bernstein Diversified Value
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Equity 500 Index
o EQ/Evergreen Omega
o EQ/FI Mid Cap
o EQ/FI Small/Mid Cap
o EQ/Janus Large Cap Growth
o EQ/Lazard Small Cap Value
o EQ/Marsico Focus
o EQ/Mercury Basic Value Equity
o EQ/MFS Emerging Growth Companies
o EQ/MFS Investors Trust
o EQ/MFS Research
o EQ/Putnam Growth & Income Value
o EQ/Putnam Voyager
o EQ/Small Company Index
--------------------------------------------------------------------------------
 BALANCED/HYBRID
--------------------------------------------------------------------------------
o EQ/Alliance Growth Investors          o EQ/Balanced
--------------------------------------------------------------------------------
                                        B
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o EQ/Alliance Intermediate Government   o EQ/Alliance Quality Bond
  Securities                            o EQ/High Yield
o EQ/Alliance Money Market              o EQ/J.P. Morgan Core Bond
--------------------------------------------------------------------------------
 FIXED MATURITY OPTIONS
--------------------------------------------------------------------------------
 Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."
--------------------------------------------------------------------------------



24  Contract features and benefits

o PRINCIPAL ASSURANCE ALLOCATION Under this allocation program, you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 6 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


For example, if your initial contribution is $10,000, and on February 15, 2002 you chose the fixed maturity option with a maturity date of June 15, 2011, since the rate to maturity was 5.65% on February 15, 2002, we would have allocated $5,987 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.

The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing an Equitable Life traditional IRA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70-1/2, you should consider whether your value in the variable investment options, or your other traditional IRA funds are sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus.



ALLOCATING YOUR CONTRIBUTIONS


Once you have made your investment method choice, you may allocate your contributions to one or more, or all, of the investment options that you have chosen, subject to any restrictions under the investment method you chose. However, you may not allocate more than one contribution to any one fixed maturity option. If the annuitant is age 76 or older, you may only allocate contributions to fixed maturity options with maturities of five years or less. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value later in this Prospectus in "Determining your contract's value." After your contract is issued, you may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny your request. See "Transferring your money among investment options" later in this Prospectus.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For IRA contracts returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.


Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully or partially convert an existing Traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a Traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions. Ask for the form entitled "EQUI-VEST(R) Roth IRA Re-Characterization Form."



DEATH BENEFIT


Your contract provides a death benefit. If you do not elect the ratcheted death benefit described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment or the minimum death benefit, whichever provides the highest amount. The minimum death benefit is equal to your total contributions, less withdrawals and any withdrawal charges, and any taxes that apply.

If you elect the ratcheted death benefit, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment or the ratcheted death benefit on the date of the annuitant's death, less any subsequent withdrawals, withdrawal charges and taxes that apply, whichever provides the highest amount. You should note that in certain circumstances, where you have made withdrawals from your contract, the minimum death benefit will provide a higher benefit than the ratcheted death benefit.



RATCHETED DEATH BENEFIT


For an additional fee, you may elect the ratcheted death benefit. On the contract date, your ratcheted death benefit equals your initial contribution. Then, on each third contract date anniversary, until the annuitant is age 90, we will determine your ratcheted death benefit by comparing your current ratcheted death benefit to your account value on that third contract date anniversary. If your account value is higher



                                              Contract features and benefits  25
than your ratcheted death benefit, we will increase your ratcheted death benefit to equal your account value. On the other hand, if your account value on the third contract date anniversary is less than your ratcheted death benefit, we will not adjust your ratcheted death benefit either up or down.


If you make additional contributions, we will increase your current ratcheted death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your death benefit on the date you take the withdrawal.

Each withdrawal you make will reduce the amount of your current ratcheted death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current ratcheted death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your ratcheted death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new ratcheted death benefit after the withdrawal would be $24,000 ($40,000 - $16,000). You may only elect the ratcheted death benefit at the time you apply for a contract if the annuitant is less than age 87 when the contract is issued. Once you elect this benefit, you may not cancel it as long as the contract is in effect.


See Appendix III at the end of this Prospectus for an example of how we calculate the death benefit.



26  Contract features and benefits

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the: (i) values you have in the variable investment options; (ii) guaranteed interest option; and (iii) market adjusted amounts you have in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses" later in this Prospectus.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less (i) any withdrawal charge that may apply and (ii) the total amount or a pro rata portion of the annual administrative charge. Please see "Surrender of your contract to receive its cash value" in "Accessing your money" later in this Prospectus.



YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------
The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)    increased to reflect additional contributions;

(ii)   decreased to reflect a withdrawal (plus applicable withdrawal charges);
       or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option.

In addition, when we deduct the annual administrative charge, third-party transfer or exchange charge, or the ratcheted death benefit charge, we will reduce the number of units credited to your contract. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.


                                           Determining your contract's value  27

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE
At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.


o If the annuitant is age 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.


o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

o If you choose the maximum investment options choice method for selecting investment options, the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is
  (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

o If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected maximum investment options choice, you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

Subject to the terms of your contract, upon advance notice, we may change or establish additional restrictions on transfers among the investment options. A transfer request does not change your percentages for allocating current or future contributions among the investment options.

You may request a transfer in writing or by telephone using TOPS or online using EQAccess. You must send in all signed written requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.


DISRUPTIVE TRANSFER ACTIVITY


You should note that the EQUI-VEST(R) contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kind of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.


We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


AUTOMATIC TRANSFER OPTIONS


INVESTMENT SIMPLIFIER

You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.


In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above.


INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.


28  Transferring your money among investment options

The fixed-dollar option and the interest sweep feature are forms of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.


WHEN YOUR PARTICIPATION IN THE INVESTMENT SIMPLIFIER WILL END. Your participation in the investment simplifier will end:

o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

o Under either option, on the date we receive at our processing office, your written request to cancel automatic transfers, or on the date your contract terminates.


REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. To be eligible, you must have at least $5,000 of account value in the variable investment options. Rebalancing is not available for amounts you have allocated in the guaranteed interest option or in the fixed maturity options.

If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested. The rebalancing program will then remain in effect unless you request in writing that it be cancelled.


You may change your allocation instructions or cancel the program at any time.


                            Transferring your money among investment options  29

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information" later in this Prospectus.





--------------------------------------------------------------------------------
                             METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                                     MINIMUM
      CONTRACT        LUMP SUM      SYSTEMATIC     DISTRIBUTION
--------------------------------------------------------------------------------
NQ                     Yes            Yes             No
--------------------------------------------------------------------------------
Traditional IRA        Yes            Yes            Yes
--------------------------------------------------------------------------------
Roth IRA               Yes            Yes             No
--------------------------------------------------------------------------------


LUMP SUM WITHDRAWALS
(All Contracts)

You may take lump sum withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If you request a withdrawal that leaves your account value less than $500, we may treat it as a request to surrender the contract for its cash value. See "Surrender of your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 15% free withdrawal amount may be subject to a withdrawal charge.


SYSTEMATIC WITHDRAWALS
(All Contracts)


If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option, you may take systematic withdrawals. You may take systematic withdrawals on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $250. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option, you do not have to maintain a minimum amount.

If you choose to have a fixed dollar amount taken from the variable investment options, you may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:


(1) pro rata from more than one variable investment option (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or

(3) you may specify a dollar amount from only one variable investment option.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 15% free withdrawal amount may be subject to a withdrawal charge.


LIFETIME MINIMUM DISTRIBUTION WITHDRAWALS

(Traditional IRA contracts -- See "Tax information" later in this Prospectus)

We offer the minimum distribution withdrawal option to help you meet or exceed lifetime required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70-1/2 and have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. You may elect the method you want us to use to calculate your minimum distribution withdrawal from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually. We will calculate your payment each year based on your account value at the end of each prior calendar year, based on the method you choose. See "Required minimum distributions" under "Individual retirement arrangements ("IRAs") in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals that are calculated based on the proposed revisions to the minimum distribution rules and your EQUI-VEST(R) contract account value. (See "Required minimum distributions" in "Tax Information" later in this Prospectus.) The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 15% free withdrawal amount.


--------------------------------------------------------------------------------

We will send to Traditional IRA owners a form outlining the minimum distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).

--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in


30  Accessing your money
order of the earliest maturity date(s). A market value adjustment may apply if withdrawals are taken from the fixed maturity options.


AUTOMATIC DEPOSIT SERVICE


If you are receiving required minimum distribution payments from a Traditional IRA contract, you may use our automatic deposit service.

Under this service we will automatically deposit the required minimum distribution payment from your Traditional IRA contract directly into an existing EQUI-VEST(R) NQ or Roth IRA or an existing EQUI-VEST(R) ExpressSM NQ or Roth IRA contract according to your allocation instructions. Please note that you must have compensation to make regular contributions to Roth IRAs. See "Tax information" later in this Prospectus.



DEPOSIT OPTION FOR NQ CONTRACTS ONLY

You can elect the deposit option for your benefit while you live, or for the benefit of your beneficiary.

Proceeds from your NQ contract can be deposited with us for a period you select (including one for as long as the annuitant lives). We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds can be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. Your financial professional can provide more information about this option, or you may call our processing office.


SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.



TERMINATION

We may terminate your contract and pay you the cash value if:

(1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2) you request a lump sum withdrawal that reduces your account value to an amount less than $500; or

(3) you have not made any contributions within 120 days from your contract date.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


YOUR ANNUITY PAYOUT OPTIONS


EQUI-VEST(R) offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, and others enable you to receive variable annuity payments.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.


ANNUITY PAYOUT OPTIONS

You choose from among the following annuity payout options:




--------------------------------------------------------------------------------
Fixed annuity payout options        o Life annuity
                                    o Life annuity with period
                                      certain
                                    o Life annuity with refund
                                      certain
                                    o Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity payout   o Life annuity (not available in
   options                            New York)
                                    o Life annuity with period
                                      certain
--------------------------------------------------------------------------------



o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of


                                                        Accessing your money  31
  benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy or the joint life expectancy of you and your spouse. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years or the annuitant's life expectancy.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTION


With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

We also make the variable annuity payout options available to owners of our single premium deferred annuity ("SPDA") contract and certain other combination fixed and variable annuity contracts. We may offer other payout options not outlined here. Your financial professional can provide details.



SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. You choose whether these payments will be fixed or variable. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments are to begin. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than:


(i) if the annuitant was not older than age 83 when the contract was issued, the contract date anniversary that follows the annuitant's 90th birthday;



(ii) if the annuitant was age 84 but not older than age 88 when the contract was issued the annuitant's age at issue plus seven years;


(iii) if the annuitant was age 89 or 90 when the contract was issued, age
      95; and

(iv)  for contracts issued in New York, the annuitant's 90th birthday.

The above may be different in some states.

Before the last date by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1) the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we use an assumed base rate of 5% to calculate the level of payments. However, in states where that rate is not permitted the assumed base rate will be 3-1/2%. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4) in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.


32  Accessing your money

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On the last day of the contract year -- an annual administrative charge, if applicable

o Charge for third-party transfer or exchange

o At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge

o A ratcheted death benefit charge, if you elect the benefit

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below.

We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


CHARGES UNDER THE CONTRACTS


MORTALITY AND EXPENSE RISKS CHARGE


We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to an annual rate of 0.95% of the net assets in each variable investment option.


The mortality risk we assume is that annuitants (as a group) will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. The expense risk we assume is that it will cost us more to issue and administer contracts than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES


We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to an annual rate of 0.25% of net assets in each variable investment option.


TOTAL MAXIMUM SEPARATE ACCOUNT A CHARGES

The total annual rate for Separate Account A charges is 1.20%. We may increase or decrease this total annual rate, but we may not increase it above a maximum rate of 2.00%. Any increase will apply only after the date of the change. Any changes we make will reflect differences in costs and anticipated expenses, and will not be unfair or discriminatory.



ANNUAL ADMINISTRATIVE CHARGE


We deduct an administrative charge from your account value on the last day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ contracts and $20,000 under IRA and contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value. The charge is $30 for contract years three or later.

The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(R) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(R) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in February of each year). This does not apply to EQUI-VEST(R) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.



                                                        Charges and expenses  33

We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We reserve the right to deduct this charge on a quarterly, rather than annual, basis.



CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE


We impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.



WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options in order of the earliest maturities date(s). If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment may apply. See "About our fixed maturity options" in "More information" later in this Prospectus.

The amount of the withdrawal charge we deduct is equal to 6% of any contribution withdrawn attributable to contributions made during the current and five prior contract years measured from the date of the withdrawal. In the case of surrenders, we will pay you the greater of (i) the account value after any withdrawal charge has been imposed (cash value), or (ii) the free withdrawal amount plus 94% of the remaining account value.

For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information" later in this Prospectus. Please note that you may incur a withdrawal charge if your contract was issued in New York and your annuitant was age 84 or 85 at issue because you must accept distribution of your cash value beginning with the contract anniversary following the annuitant's 90th birthday.


We reserve the right to change the amount of the withdrawal charge, but it will not exceed 6% of the contributions withdrawn.

Any change would not be unfairly discriminatory. We may also reduce the withdrawal charge in order to comply with any state law requirement. See "Contracts issued in New York -- fixed maturity options" below.


The withdrawal charge does not apply in the circumstances described below.

ANNUITANT AGES 86 THROUGH 90 WHEN THE CONTRACT IS ISSUED. The withdrawal charge does not apply under the contract if the annuitant is age 86 or older when the contract is issued.


15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply if:

o the annuitant dies and a death benefit is payable to the beneficiary.

o we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii) The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

      -- its main function is to provide skilled, intermediate, or custodial nursing care;

      -- it provides continuous room and board to three or more persons;

      -- it is supervised by a registered nurse or licensed practical nurse;

      -- it keeps daily medical records of each patient;

      -- it controls and records all medications dispensed; and

      -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, with respect to a contribution if the condition as described in (i), (ii) or (iii) above existed at the time the contribution was remitted, or if the condition began within the 12 month period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances,


34  Charges and expenses
or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


For traditional IRA and Roth IRA contracts, the withdrawal charge also does not apply:

o after six contract years and the annuitant is at least age 59-1/2; or

o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.



CONTRACTS ISSUED IN NEW YORK -- FIXED MATURITY OPTIONS

For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 6% and will be determined by applying the New York Declining Scale ("declining scale"). If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the New York Alternative Scale ("alternative scale") if it produces a higher charge than the declining scale.



--------------------------------------------------------------------------------
   DECLINING SCALE            ALTERNATIVE SCALE
--------------------------------------------------------------------------------
  Year of investment    Year of transfer within fixed
  in fixed maturity               maturity
       option*                     option*
--------------------------------------------------------------------------------
  Within year 1   6%          Within year 1        5%
--------------------------------------------------------------------------------
        2         6%                2              4%
--------------------------------------------------------------------------------
        3         5%                3              3%
--------------------------------------------------------------------------------
        4         4%                4              2%
--------------------------------------------------------------------------------
        5         3%                5              1%
--------------------------------------------------------------------------------
        6         2%          After year 5         0%
--------------------------------------------------------------------------------
   After year 6   0%   Not to exceed 1% times
                       the number of years
                       remaining in the fixed
                       maturity option, rounded
                       to the higher number of
                       years. In other words, if
                       4.3 years remain, it would
                       be a 5% charge.
--------------------------------------------------------------------------------



* Measured from the contract date anniversary prior to the date of the contribution or transfer.

In the following example we compare the withdrawal charge that would apply to a withdrawal from a NQ or Traditional IRA contract that has an account value of $10,000; $8,000 from a contribution made three years ago and $2,000 from positive investment performance.


o If you were to withdraw the total amount of the contribution within the first six years after it was made the withdrawal charge that generally applies would be $480 (6% of $8,000). However, if when you made your contribution you allocated it to a fixed maturity option, the withdrawal charge would be lower. According to the declining scale method described above, the withdrawal charge would be limited to 5% of the $8,000, or $400 in the third year.

o The withdrawal charge may be different if when you made your contribution three years ago, you allocated it to a fixed maturity option and then in the third year, you transfer the amounts that apply to such contribution to a new fixed maturity option. In this example we assume that there is one year remaining in the new fixed maturity option. Because you made a transfer among the fixed maturity options, the alternative scale may now apply. Based on this alternative scale, a contribution that is transferred will be subject to a 5% withdrawal charge if you withdraw that contribution in the same year that you make the transfer. However, the withdrawal charge may not exceed 1% for each year remaining in the new fixed maturity option. Since, in this example, the time remaining in the new fixed maturity option is one year, the withdrawal charge under the alternative scale would be limited to 1%. Because New York regulations permit us to use the greater of the declining scale or the alternative scale, the withdrawal charge would be 5%, or $400, based on the declining scale.

o The withdrawal charge may not exceed the charge that would normally apply under the contract. Use of a New York scale can only result in a lower charge. If your contribution has been in the contract for more than six years and therefore would not have a withdrawal charge associated with it, no withdrawal charge would apply.

o If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

o As of any date on which 50% or more of your account value is held in fixed maturity options, the free withdrawal amount is zero.

For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option scheduled to mature next. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Alliance Money Market option.


The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than those that would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5%. The rate is 1% in Puerto Rico.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of up to $350 from the amount to be applied to purchase a Variable Immediate Annuity payout option.



OPTIONAL RATCHETED DEATH BENEFIT CHARGE


If you elect the optional ratcheted death benefit, we deduct a charge annually from your account value on each contract date anniversary until the annuitant is age 90. The charge is equal to 0.15% of your account value on the contract date anniversary.



                                                        Charges and expenses  35

We will deduct this charge from your investment options pro rata from the guaranteed interest option and the variable investment options. If you do not have sufficient value in those options, we will deduct the required amounts from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply if we deduct the charge from the fixed maturity options.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o Investment advisory fees ranging from 0.25% to 1.20%.


o 12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the attached prospectus for each Trust.



GROUP OR SPONSORED ARRANGEMENTS


For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of either Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.


Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.


36  Charges and expenses

6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary.

We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment. We describe the death benefit in "Contract features and benefits" earlier in this prospectus.


If you have transferred the value of another annuity contract that we issue to your EQUI-VEST(R) contract, the value of the other contract's minimum death benefit, calculated as of the time of the transfer, will be included in the total contributions for the purpose of calculating the minimum death benefit.



EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, if you are both the owner and the annuitant and your spouse is the sole primary beneficiary or the joint owner, the contract can be continued as follows:

SUCCESSOR OWNER AND ANNUITANT. For all contracts, your spouse can elect upon your death to continue the contract as the owner/annuitant and no death benefit is payable until the surviving spouse's death.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the successor owner and annuitant feature, we will increase the account value to equal your ratcheted (or minimum) death benefit, if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be withdrawn only after all other amounts have been withdrawn. In determining whether the ratcheted death benefit, if elected, will continue to grow, and to determine if contributions are permitted we will use your surviving spouse's age as of the date the successor owner and annuitant feature is effected.


Also, for all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving federal tax law required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, we will automatically make the beneficiary you name to receive the death benefit upon the annuitant's death your successor owner. If you do not want this beneficiary also to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.


HOW DEATH BENEFIT PAYMENT IS MADE


We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


Single sum payments generally are paid through the Equitable Life Access Account(TM), an interest bearing account with check writing privileges. The Equitable Life Access Account(TM) is part of Equitable Life's general account. Beneficiaries have immediate access to the


                                                    Payment of death benefit  37
proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account(TM) until the account is closed.


BENEFICIARY CONTINUATION OPTION

This feature permits a beneficiary, upon your death, to maintain the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA and Roth IRA contracts. This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals.

The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary. This feature must be elected within 9 months following the date we receive proof of your death and before any other inconsistent election is made, however, in no event will we accept a beneficiary continuation option election if such election is received after December 15th of the calendar year following your death. Beneficiaries who do not make a timely election will not be eligible for the beneficiary continuation option. If the election is made, then as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the minimum death benefit (or the ratcheted death benefit if applicable) if such death benefit is greater than such account value.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death, and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. However, if you die before your Required Beginning Date for Required Minimum Distributions the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If the beneficiary chooses this, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the 5th calendar year after your death.

Under the beneficiary continuation option:

o The contract continues in your name for the benefit of your beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the ratcheted death benefit was elected under the contract, it will no longer be in effect and all charges for this benefit will stop.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.



38  Payment of death benefit

7.  Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST(R) contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


President Bush signed the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") on June 7, 2001. Many of the provisions of EGTRRA became effective on January 1, 2002 and are phased in during the first decade of the twenty-first century. In the absence of future legislation, all of the amendments made by EGTRRA will no longer apply after December 31, 2010, and the law in effect in 2001 will apply again. In general, EGTRRA liberalizes contributions that can be made to all types of tax-favored retirement plans. In addition to increasing amounts that can be contributed and permitting individuals over age 50 to make additional contributions, EGTRRA also permits rollover contributions to be made between different types of tax-favored retirement plans. Please discuss with your tax advisor how EGTRRA affects your personal financial situation.



BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an annuity contract such as this one, or an IRA or other qualified account. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as EQUI-VEST(R)'s choice of death benefits, selection of variable investment options, provision of a guaranteed interest option and choices of payout options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other such arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the portfolios.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.


                                                             Tax information  39

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES


You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o The owner and the annuitant are the same under the source contract and the EQUI-VEST(R) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the EQUI-VEST(R) NQ contract.


A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH


For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.



EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:


o on or after your death; or

o because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.


OTHER INFORMATION


The IRS has stated that you will be considered the owner of the assets in the separate account if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to a particular portfolio within a separate account may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your nonqualified annuity contract. If you were to be considered the owner of the underlying shares, income and gains attributable to such portfolio shares would be currently included in your gross income for federal income tax purposes. Incidents of investment control could include among other items, the number of investment options available under a contract and/or the frequency of transfers available under the contract. In connection with the issuance of regulations concerning investment diversification in 1986, the Treasury Department announced that the diversification regulations did not provide guidance on investor control but that guidance would be issued in the form of regulations or rulings. As of the date of this prospectus, no such guidance has been issued. It is not known whether such guidelines, if in fact issued, would have retroactive adverse effect on existing contracts. We cannot provide assurance as to the terms or scope of any future guidance nor any assurance that such guidance would not be imposed on a retroactive basis to contracts issued under this prospectus. We reserve the right to modify the contract if necessary to attempt to prevent you from being considered the owner of the assets of Separate Account A for tax purposes.


SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and


40  Tax information
individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/ or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:


o "Traditional IRAs," typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans.

o Roth IRAs, first available in 1998, funded on an after-tax basis. EQUI-VEST(R) Roth IRA is a Roth IRA.


Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (www.irs.gov).

Equitable Life designs its traditional IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.


The EQUI-VEST(R) traditional and Roth IRA contracts have been approved by the IRS as to form for use as a traditional IRA and a Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the EQUI-VEST(R) traditional and Roth IRA contracts. Because the IRS has announced that issuers of formally approved IRAs must amend their contracts to reflect recent tax law changes and resubmit the amended contracts to retain such formal approval, Equitable intends to comply with such requirement during 2002.



CANCELLATION


You can cancel any version of the EQUI-VEST(R) IRA contract (Traditional IRA or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. You can cancel an EQUI-VEST(R) Roth IRA contract issued as a result of a full or partial conversion of any EQUI-VEST(R) traditional IRA contract by following the instructions in the "EQUI-VEST(R) Roth IRA Re-Characterization Form." The form is available from our processing office or your financial professional. If you cancel a Traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o regular contributions out of earned income or compensation; or

o tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").



REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS.

LIMITS ON CONTRIBUTIONS. Generally, $3,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for 2002. When your earnings are below $3,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you were born from July 1, 1931 to December 31, 1952, you may be eligible to make an additional "catch up contribution" of up to $500 to your traditional IRA for 2002.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation under $3,000, married individuals filing jointly can contribute up to $6,000 for 2002 to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $3,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $3,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during calendar year 2002.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored-tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for 2002 up to $3,000 or, if less, your earned income.



                                                             Tax information  41

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $3,000 for 2002, or if less, your earned income. (The dollar limit is $3,500 for people eligible to make age 50-70-1/2 catch-up contributions.)

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with the AGI between $34,000 and $44,000 in 2002. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $54,000 and $64,000 in 2002. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution for 2002, you determine AGI and subtract $34,000 if you are single, or $54,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


 ($10,000-excess AGI)  times   $3,000 (or earned   Equals    the adjusted
---------------------   x      income, if less,      =       deductible
 divided by $10,000            or $3,500,                    contribution
                               if applicable)                limit


ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL IRA OR ROTH IRA

Beginning in 2002, you may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of 2002, you cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) TSA, governmental 457(b) plan, SIMPLE IRA, or SARSEP IRA, as well as a traditional IRA or Roth IRA.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $3,000 per person limit for 2002. For 2002, the dollar limit is $3,500 for people eligible to make age 50-70-1/2 catch-up contributions. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.


ROLLOVER AND TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o qualified plans;

o governmental 457(b) plans (beginning in 2002);

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
  and

o other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.



42  Tax information

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

There are two ways to do rollovers:

o Do it yourself
  You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o Direct rollover
  You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA, qualified plan or governmental 457(b) plan are eligible rollover distributions, unless the distribution is:

o "required minimum distributions" after age 70-1/2 or retirement; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o a hardship withdrawal; or

o corrective distributions that fit specified technical tax rules; or

o loans that are treated as distributions; or

o a death benefit payment to a beneficiary who is not your surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a non-governmental 457(b) plan and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Beginning in 2002, any after-tax contributions you have made to a qualified plan or TSA (but not a governmental 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of payments" later in this Prospectus under "Withdrawals, payments and transfers of funds out of traditional IRAs."


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.


EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than $3,000 for 2002 (or $3,500 if you are age 50-70-1/2); or

o regular contributions of more than earned income for the year, if that amount is under $3,000 for 2002 (or $3,500 if you are age 50-70-1/2); or

o regular contributions to a traditional IRA made after you reach age 70-1/2; or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from an eligible retirement plan to a traditional IRA;



                                                             Tax information  43

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" above.)

Beginning in 2002, the following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a TSA or a governmental 457 plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental 457 plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax advisor.


REQUIRED MINIMUM DISTRIBUTIONS

--------------------------------------------------------------------------------
The IRS and Treasury have recently proposed revisions to the minimum distribution rules. We expect these rules to be finalized in 2002. Since the proposed revisions permit IRA owners and beneficiaries to apply the proposed revisions to distributions for calendar year 2001, the discussion below reflects the proposed revisions.
--------------------------------------------------------------------------------
LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION.
The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy.



44  Tax information

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Otherwise, you will be responsible for calculating and requesting your required minimum distribution withdrawal.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70-1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, under the revised proposed rules, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the revised proposed rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the fifth year following the year of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. The revised proposed rules permit post-death distributions to be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the revised proposed rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the revised proposed rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract/ certificate in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the revised proposed rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract/certificate in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


                                                             Tax information  45

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.



ROTH INDIVIDUAL RETIREMENT ANNUITIES ("ROTH IRAS")

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional IRAs."


The EQUI-VEST(R) Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408(a) and 408(b) of the Internal Revenue Code.



CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o regular after-tax contributions out of earnings; or

o taxable rollover contributions from Traditional IRAs ("conversion" contributions); or

o tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.



REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $3,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for 2002. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $3,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs. If you or your spouse are at least age 50 at any time during 2002, additional catch-up contributions totalling up to $500 can be made for the calendar year 2002.

With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that:


o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000; or,

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN YOU CAN MAKE CONTRIBUTIONS?  Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


46  Tax information

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE-IRA funds) in a taxable "conversion" rollover ("conversion contribution").


You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code or a TSA under Section 403(b) of the Internal Revenue Code or any other eligible retirement plan. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following. In a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).


You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular IRA contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free.)

There is, however, no early distribution penalty tax on the Traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.


                                                             Tax information  47

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE-IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o Rollovers from a Roth IRA to another Roth IRA;

o Direct transfers from a Roth IRA to another Roth IRA;

o Qualified distributions from a Roth IRA; and

o Return of excess contributions or amounts recharacterized to a traditional
  IRA.


QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o you reach age 59-1/2; or

o you die; or

o you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.


NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amounts distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain - with any custodian or issuer - are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2002 and the conversion contribution is made in 2003, the conversion contribution is treated as contributed prior to the other conversion contributions made in 2003.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


48  Tax information

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.


Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in certain cases to distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS

Lifetime required minimum distributions do not apply.



REQUIRED MINIMUM DISTRIBUTION AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?"



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS

Generally, the same as traditional IRA, except that regular contributions made after age 70-1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.


ILLUSTRATION OF GUARANTEED INTEREST RATES

In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 3% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option. In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. In Table II we assume a single initial contribution of $1,000, and no additional contributions. The 3% guaranteed interest rate is in the contract.

The account values shown reflect no withdrawal charges. The cash values shown reflect the withdrawal charge that applies if you surrender your contract for its cash value. In all cases we assume no transfers.

These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored, unless the contract is a Roth IRA.

You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually in Table I, or in the amount of the single contribution in Table II would, of course, change the results shown.


                                                             Tax information  49

                                    TABLE I
                         ACCOUNT VALUES AND CASH VALUES
                  (assuming $1,000 contributions made annually
                    at the beginning of the contract year)




--------------------------------------------------------------------------------
                     3% MINIMUM GUARANTEE
   CONTRACT YEAR END       ACCOUNT VALUE          CASH VALUE
--------------------------------------------------------------------------------
          1           $   1,009.40         $     954.89
--------------------------------------------------------------------------------
          2           $   2,039.68         $   1,929.54
--------------------------------------------------------------------------------
          3           $   3,100.87         $   2,933.43
--------------------------------------------------------------------------------
          4           $   4,193.90         $   3,967.43
--------------------------------------------------------------------------------
          5           $   5,319.72         $   5,032.45
--------------------------------------------------------------------------------
          6           $   6,479.31         $   6,129.42
--------------------------------------------------------------------------------
          7           $   7,673.69         $   7,313.69
--------------------------------------------------------------------------------
          8           $   8,903.90         $   8,543.90
--------------------------------------------------------------------------------
          9           $  10,171.01         $   9,811.01
--------------------------------------------------------------------------------
          10          $  11,476.14         $  11,116.14
--------------------------------------------------------------------------------
          11          $  12,820.43         $  12,460.43
--------------------------------------------------------------------------------
          12          $  14,205.04         $  13,845.04
--------------------------------------------------------------------------------
          13          $  15,631.19         $  15,271.19
--------------------------------------------------------------------------------
          14          $  17,100.13         $  16,740.13
--------------------------------------------------------------------------------
          15          $  18,613.13         $  18,253.13
--------------------------------------------------------------------------------
          16          $  20,201.53         $  19,841.53
--------------------------------------------------------------------------------
          17          $  21,837.57         $  21,477.57
--------------------------------------------------------------------------------
          18          $  23,522.70         $  23,162.70
--------------------------------------------------------------------------------
          19          $  25,258.38         $  24,898.38
--------------------------------------------------------------------------------
          20          $  27,046.13         $  26,686.13
--------------------------------------------------------------------------------
          21          $  28,887.52         $  28,527.52
--------------------------------------------------------------------------------
          22          $  30,784.14         $  30,424.14
--------------------------------------------------------------------------------
          23          $  32,737.67         $  32,377.67
--------------------------------------------------------------------------------
          24          $  34,749.80         $  34,389.80
--------------------------------------------------------------------------------
          25          $  36,822.29         $  36,462.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     3% MINIMUM GUARANTEE
   CONTRACT YEAR END       ACCOUNT VALUE          CASH VALUE
--------------------------------------------------------------------------------
          26          $  38,956.96         $  38,596.96
--------------------------------------------------------------------------------
          27          $  41,155.67         $  40,795.67
--------------------------------------------------------------------------------
          28          $  43,420.34         $  43,060.34
--------------------------------------------------------------------------------
          29          $  45,752.95         $  45,392.95
--------------------------------------------------------------------------------
          30          $  48,155.53         $  47,795.53
--------------------------------------------------------------------------------
          31          $  50,630.20         $  50,270.20
--------------------------------------------------------------------------------
          32          $  53,179.11         $  52,819.11
--------------------------------------------------------------------------------
          33          $  55,804.48         $  55,444.48
--------------------------------------------------------------------------------
          34          $  58,508.61         $  58,148.61
--------------------------------------------------------------------------------
          35          $  61,293.87         $  60,933.87
--------------------------------------------------------------------------------
          36          $  64,162.69         $  63,802.69
--------------------------------------------------------------------------------
          37          $  67,117.57         $  66,757.57
--------------------------------------------------------------------------------
          38          $  70,161.10         $  69,801.10
--------------------------------------------------------------------------------
          39          $  73,295.93         $  72,935.93
--------------------------------------------------------------------------------
          40          $  76,524.81         $  76,164.81
--------------------------------------------------------------------------------
          41          $  79,850.55         $  79,490.55
--------------------------------------------------------------------------------
          42          $  83,276.07         $  82,916.07
--------------------------------------------------------------------------------
          43          $  86,804.35         $  86,444.35
--------------------------------------------------------------------------------
          44          $  90,438.48         $  90,078.48
--------------------------------------------------------------------------------
          45          $  94,181.64         $  93,821.64
--------------------------------------------------------------------------------
          46          $  98,037.08         $  97,677.08
--------------------------------------------------------------------------------
          47          $ 102,008.20         $ 101,648.20
--------------------------------------------------------------------------------
          48          $ 106,098.44         $ 105,738.44
--------------------------------------------------------------------------------
          49          $ 110,311.40         $ 109,951.40
--------------------------------------------------------------------------------
          50          $ 114,650.74         $ 114,290.74
--------------------------------------------------------------------------------


50  Tax information

                                   TABLE II
                         ACCOUNT VALUES AND CASH VALUES
                 (assuming a single contribution of $1,000 and
                           no further contribution)




--------------------------------------------------------------------------------
                     3% MINIMUM GUARANTEE
   CONTRACT YEAR END       ACCOUNT VALUE          CASH VALUE
--------------------------------------------------------------------------------
          1           $ 1,009.40           $   954.89
--------------------------------------------------------------------------------
          2           $ 1,018.89           $   963.87
--------------------------------------------------------------------------------
          3           $ 1,019.46           $   964.40
--------------------------------------------------------------------------------
          4           $ 1,020.04           $   964.96
--------------------------------------------------------------------------------
          5           $ 1,020.64           $   965.53
--------------------------------------------------------------------------------
          6           $ 1,021.26           $   966.11
--------------------------------------------------------------------------------
          7           $ 1,021.90           $ 1,021.90
--------------------------------------------------------------------------------
          8           $ 1,022.55           $ 1,022.55
--------------------------------------------------------------------------------
          9           $ 1,023.23           $ 1,023.23
--------------------------------------------------------------------------------
          10          $ 1,023.93           $ 1,023.93
--------------------------------------------------------------------------------
          11          $ 1,024.65           $ 1,024.65
--------------------------------------------------------------------------------
          12          $ 1,025.38           $ 1,025.38
--------------------------------------------------------------------------------
          13          $ 1,026.15           $ 1,026.15
--------------------------------------------------------------------------------
          14          $ 1,026.93           $ 1,026.93
--------------------------------------------------------------------------------
          15          $ 1,027.74           $ 1,027.74
--------------------------------------------------------------------------------
          16          $ 1,028.57           $ 1,028.57
--------------------------------------------------------------------------------
          17          $ 1,029.43           $ 1,029.43
--------------------------------------------------------------------------------
          18          $ 1,030.31           $ 1,030.31
--------------------------------------------------------------------------------
          19          $ 1,031.22           $ 1,031.22
--------------------------------------------------------------------------------
          20          $ 1,032.16           $ 1,032.16
--------------------------------------------------------------------------------
          21          $ 1,033.12           $ 1,033.12
--------------------------------------------------------------------------------
          22          $ 1,034.11           $ 1,034.11
--------------------------------------------------------------------------------
          23          $ 1,035.14           $ 1,035.14
--------------------------------------------------------------------------------
          24          $ 1,036.19           $ 1,036.19
--------------------------------------------------------------------------------
          25          $ 1,037.28           $ 1,037.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     3% MINIMUM GUARANTEE
   CONTRACT YEAR END       ACCOUNT VALUE          CASH VALUE
--------------------------------------------------------------------------------
          26          $ 1,038.40           $ 1,038.40
--------------------------------------------------------------------------------
          27          $ 1,039.55           $ 1,039.55
--------------------------------------------------------------------------------
          28          $ 1,040.73           $ 1,040.73
--------------------------------------------------------------------------------
          29          $ 1,041.96           $ 1,041.96
--------------------------------------------------------------------------------
          30          $ 1,043.22           $ 1,043.22
--------------------------------------------------------------------------------
          31          $ 1,044.51           $ 1,044.51
--------------------------------------------------------------------------------
          32          $ 1,045.85           $ 1,045.85
--------------------------------------------------------------------------------
          33          $ 1,047.22           $ 1,047.22
--------------------------------------------------------------------------------
          34          $ 1,048.64           $ 1,048.64
--------------------------------------------------------------------------------
          35          $ 1,050.10           $ 1,050.10
--------------------------------------------------------------------------------
          36          $ 1,051.60           $ 1,051.60
--------------------------------------------------------------------------------
          37          $ 1,053.15           $ 1,053.15
--------------------------------------------------------------------------------
          38          $ 1,054.74           $ 1,054.74
--------------------------------------------------------------------------------
          39          $ 1,056.39           $ 1,056.39
--------------------------------------------------------------------------------
          40          $ 1,058.08           $ 1,058.08
--------------------------------------------------------------------------------
          41          $ 1,059.82           $ 1,059.82
--------------------------------------------------------------------------------
          42          $ 1,061.61           $ 1,061.61
--------------------------------------------------------------------------------
          43          $ 1,063.46           $ 1,063.46
--------------------------------------------------------------------------------
          44          $ 1,065.37           $ 1,065.37
--------------------------------------------------------------------------------
          45          $ 1,067.33           $ 1,067.33
--------------------------------------------------------------------------------
          46          $ 1,069.35           $ 1,069.35
--------------------------------------------------------------------------------
          47          $ 1,071.43           $ 1,071.43
--------------------------------------------------------------------------------
          48          $ 1,073.57           $ 1,073.57
--------------------------------------------------------------------------------
          49          $ 1,075.78           $ 1,075.78
--------------------------------------------------------------------------------
          50          $ 1,078.05           $ 1,078.05
--------------------------------------------------------------------------------


                                                             Tax information  51

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional
  IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any required transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $15,360 in periodic annuity payments in 2002 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.



FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


52  Tax information

8. More information

--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account A's operations are accounted for without regard to Equitable Life's other operations.

Separate Account A is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account A.


Each subaccount (variable investment option) within Separate Account A that is available under the contract invests solely in Class IB/B shares issued by the corresponding portfolio of either Trust.


We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5) to deregister Separate Account A under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account A; and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT THE TRUSTS

EQ Advisors Trust and AXA Premier VIP Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each of its portfolios.

Equitable Life serves as the investment manager of the Trusts. As such Equitable Life oversees the activities of the investment advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. (Prior to September 1999, EQ Financial Consultants Inc. the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life served as investment manager to EQ Advisors Trust).

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) were part of The Hudson River Trust. On October 18, 1999, the assets of these portfolios became the corresponding portfolios of EQ Advisors Trust. AXA Premier VIP Trust commenced operations on December 31, 2001.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about each Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to the Class IB/B shares, and other aspects of its operations, appears in the prospectuses for each Trust, which are attached at the end of this Prospectus, or in their respective SAIs, which are available upon request.



ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.


The rates to maturity are determined weekly. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current rates to maturity can be obtained through TOPS or EQAccess or from your financial professional.

The rates to maturity for new allocations as of February 15, 2002 and the related price per $100 of maturity value were as shown below.





--------------------------------------------------------------------------------
  FIXED MATURITY OPTIONS
     WITH JUNE 15TH
    MATURITY DATE OF       RATE TO MATURITY AS OF      PRICE PER $100 OF
      MATURITY YEAR          FEBRUARY 15, 2002         MATURITY VALUE
--------------------------------------------------------------------------------
           2002          3.00%                     $ 99.03
           2003          3.00%                     $ 96.15
           2004          3.25%                     $ 92.81
           2005          3.95%                     $ 87.89
           2006          4.30%                     $ 83.33
           2007          4.75%                     $ 78.08
           2008          5.05%                     $ 73.19
           2009          5.30%                     $ 68.47
--------------------------------------------------------------------------------


                                                           More information  53

--------------------------------------------------------------------------------
  FIXED MATURITY OPTIONS
     WITH JUNE 15TH
    MATURITY DATE OF       RATE TO MATURITY AS OF      PRICE PER $100 OF
      MATURITY YEAR          FEBRUARY 15, 2002         MATURITY VALUE
--------------------------------------------------------------------------------
           2010          5.50%                     $ 64.00
           2011          5.65%                     $ 59.87
--------------------------------------------------------------------------------


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

   (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

   (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II at the end of this Prospectus for an example.


For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


54  More information

ABOUT OTHER METHODS OF PAYMENT


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, TRADITIONAL IRA, AND ROTH IRA CONTRACTS



You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Traditional IRA, or Roth IRA contract on a monthly basis. For all forms of IRAs, your contributions are subject to the limits and conditions on contributions described in "Tax Information" earlier in this Prospectus.


AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your NQ, IRA or Roth IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.


WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY


Our business day generally is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.


o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m., Eastern Time on a business day, we will use the next business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis and semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our processing office.

o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS


As the owner of shares of the Trusts we have the right to vote on certain matters involving the portfolios, such as:


o the election of trustees; or


o the formal approval of independent auditors selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.


                                                            More information  55

VOTING RIGHTS OF OTHERS


Currently, we control the Trusts. Their shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of the Trusts are held by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of each Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.



SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT ACCOUNTANTS


The consolidated financial statements of Equitable Life at December 31, 2001 and 2000, and for the three years ended December 31, 2001, incorporated in this prospectus by reference to the 2001 Annual Report on Form 10-K are incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



FINANCIAL STATEMENTS

The financial statements of Separate Account A, as well as the consolidated financial statements of Equitable Life, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-628-6673.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING


You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

You cannot assign or transfer ownership of a Traditional IRA or Roth IRA contract except by surrender to us. Loans are not available and you cannot assign Traditional IRA, QP IRA and Roth IRA contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your Traditional IRA or Roth IRA contract to another similar arrangement. Under federal income tax rules. In the case of such a transfer, we will impose a withdrawal charge if one applies.




DISTRIBUTION OF THE CONTRACTS

AXA Advisors, LLC ("AXA Advisors"), the successor to Equitable Financial Consultants, Inc., and an affiliate of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account A. AXA Advisors serves as the principal underwriter of Separate Account A. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. AXA Advisors' principal business address is 1290 Avenue of the Americas, New York, NY 10104.


The contracts are sold by financial professionals who are registered representatives of AXA Advisors and its affiliates, who are also our licensed insurance agents. AXA Advisors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. The offering of the contracts is intended to be continuous.



56  More information

9. Investment performance

--------------------------------------------------------------------------------

The table below shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.


The table takes into account all fees and charges under the contract, including the withdrawal charge, the annual administrative charge and the optional ratcheted death benefit charge, if applicable but does not reflect the charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state if applicable, or any applicable annuity administrative fee.

The results shown under "Length of option period" are based on the actual historical investment experience of each variable investment option since its inception. The results shown under "Length of portfolio period" include some periods when a variable investment option investing in the Portfolio had not yet commenced operations. For those periods, we have adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment option been available.

For the "EQ/Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB/B shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. The results shown for the EQ/Alliance Money Market, EQ/Balanced, EQ/Alliance Common Stock and EQ/Aggressive Stock options for periods before those options were operated as part of a unit investment trust reflect the results of the separate accounts that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding separate accounts. We have adjusted these results to reflect the fee and expense structure in effect for Separate Account A as a unit investment trust. See "The reorganization" in the SAI for additional information.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) were part of The Hudson River Trust. On October 18, 1999, those portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

AXA Premier VIP Trust commenced operations on December 31, 2001 and performance information for these portfolios is not available as of the date of this prospectus.


All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.


THE PERFORMANCE INFORMATION SHOWN BELOW AND THE PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECT PAST PERFORMANCE AND DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.



                                                      Investment performance  57

                                     TABLE
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 2001:




-------------------------------------------------------------------------------------------------------
                                                                LENGTH OF OPTION PERIOD
                                                 ------------------------------------------------------
                                                                                          SINCE OPTION
VARIABLE INVESTMENT OPTIONS                          1 YEAR        5 YEARS     10 YEARS    INCEPTION+*
-------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                             (29.90)%      (7.14)%        0.89%         8.27%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                        (16.38)%        6.29%        9.92%        12.18%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Global                              (25.30)%        0.19%          --          4.19%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    (7.76)%       10.74%          --         11.34%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                    (18.14)%        3.66%          --          5.99%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities     1.08%        2.16%          --          2.64%
-------------------------------------------------------------------------------------------------------
EQ/Alliance International                       (28.14)%      (6.77)%          --        (3.53)%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                         (2.97)%        0.89%        0.96%         3.50%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                      (28.76)%          --           --       (17.17)%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                           1.20%        2.78%          --          2.90%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                    (18.71)%          --           --          3.10%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                          (29.21)%          --           --       (30.63)%
-------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                           (20.85)%          --           --       (27.09)%
-------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                      (37.67)%          --           --       (50.88)%
-------------------------------------------------------------------------------------------------------
EQ/Balanced                                      (8.28)%        5.25%        4.08%         7.08%
-------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   (3.41)%          --           --        (4.73)%
-------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      --           --           --          1.60%
-------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International               (25.88)%          --           --        (3.06)%
-------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     (8.20)%          --           --          0.21%
-------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  (8.19)%          --           --        (2.59)%
-------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                      (11.14)%          --           --       (14.21)%
-------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                             (17.71)%        6.54%          --         11.54%
-------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                              (22.25)%          --           --       (14.41)%
-------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                   (18.88)%          --           --       (14.51)%
-------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        (2.57)%          --           --        (1.93)%
-------------------------------------------------------------------------------------------------------
EQ/High Yield                                    (5.66)%      (4.36)%          --          1.30%
-------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                       (27.82)%          --           --       (31.30)%
-------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                         10.31%          --           --        (3.36)%
-------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    (1.13)%          --           --          8.56%
-------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                (38.21)%          --           --          4.15%
-------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                          (21.28)%          --           --        (9.71)%
-------------------------------------------------------------------------------------------------------
EQ/MFS Research                                 (26.75)%          --           --          0.74%
-------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                 (12.69)%          --           --          0.32%
-------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                  (26.48)%          --           --        (2.89)%
-------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                               (29.23)%          --           --        (2.99)%
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                                                              LENGTH OF PORTFOLIO PERIOD
                                                 -----------------------------------------------------
                                                                                         SINCE
                                                                                       PORTFOLIO
VARIABLE INVESTMENT OPTIONS                      3 YEARS       5 YEARS     10 YEARS   INCEPTION+**
-------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                             (12.32)%      (7.14)%        0.89%          8.27%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         (5.45)%        6.29%        9.92%          9.13%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               (7.62)%        0.19%        5.72%          5.74%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                      4.15%       10.74%           --         10.46%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     (3.10)%        3.66%        5.99%          9.33%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities     1.45%        2.16%        2.37%          3.12%
-------------------------------------------------------------------------------------------------------
EQ/Alliance International                       (10.71)%      (6.77)%           --        (2.48)%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                           0.74%        0.89%        0.96%          3.50%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                           --            --           --       (14.92)%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                           1.49%        2.78%           --          2.25%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                       3.91%           --           --          5.60%
-------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                               --            --           --       (28.01)%
-------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                                --            --           --       (27.09)%
-------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                           --            --           --       (50.88)%
-------------------------------------------------------------------------------------------------------
EQ/Balanced                                        0.21%        5.25%        4.08%          7.08%
-------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   (2.46)%           --           --          1.74%
-------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      --            --           --        (9.25)%
-------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International                    --            --           --        (8.05)%
-------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                         --            --           --        (0.31)%
-------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                      --            --           --        (2.37)%
-------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       (0.38)%          --            --       (14.21)%
-------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              (5.61)%        6.54%           --         10.99%
-------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                                   --            --           --       (10.94)%
-------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                        --            --           --       (14.51)%
-------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        (0.37)%           --           --        (0.41)%
-------------------------------------------------------------------------------------------------------
EQ/High Yield                                    (7.95)%      (4.36)%        3.98%          4.28%
-------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                            --            --           --       (31.30)%
-------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                          8.50%           --           --          3.03%
-------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                      8.05%           --           --         10.20%
-------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 (6.36)%           --           --          6.13%
-------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                               --            --           --        (7.14)%
-------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  (6.98)%           --           --          2.17%
-------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  (4.59)%           --           --          1.47%
-------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   (0.69)%           --           --          4.36%
-------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                               (10.75)%           --           --          3.07%
-------------------------------------------------------------------------------------------------------




+ Unannualized (including Since Inception values if time since inception is less than one year)

* The variable investment option inception dates are: EQ/Aggressive Stock and EQ/Balanced (1/27/86); EQ/Alliance Money Market (7/31/81); EQ/Alliance
   Common Stock (8/27/81); EQ/Equity 500 Index (6/1/94); EQ/Alliance Global, EQ/Alliance Growth and Income, EQ/Alliance Growth Investors, EQ/Alliance
   High Yield and EQ/Alliance Quality Bond (1/4/94); EQ/Alliance Intermediate Government Securities (6/1/94); EQ/Alliance International (9/1/95); EQ/Alliance Small Cap Growth, EQ/MFS Emerging Growth Companies, EQ/MFS Research, EQ/Mercury Basic Value Equity, EQ/Putnam Growth & Income Value, EQ/FI Small/Mid Cap Value (6/2/97); EQ/Emerging Markets Equity (8/20/97); EQ/Evergreen Omega, EQ/MFS Investors Trust, EQ/Alliance Premier Growth, EQ/Capital Guardian U.S. Equity, EQ/Capital Guardian International, EQ/Capital Guardian Research, EQ/Bernstein Diversified Value, EQ/Lazard
   Small Cap Value, EQ/Putnam International Equity, EQ/Putnam Voyager (8/30/99); EQ/Calvert Socially Responsible (9/1/99); EQ/Alliance Technology (5/22/00); EQ/Janus Large Cap Growth, EQ/FI Mid Cap, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive (9/1/00); EQ/Marsico Focus (10/22/01); AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value, AXA Premier VIP International Equity, AXA Premier VIP Technology, AXA Premier VIP Health Care, AXA Premier VIP Core Bond, EQ/International Equity Index, EQ/J.P. Morgan Core Bond and EQ/Small Company Index (January 14, 2002). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2000.


** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on 10/18/99. The portfolio inception dates are:
   EQ/Aggressive Stock and EQ/Balanced (1/27/86); EQ/Alliance Common Stock (1/13/76); EQ/Equity 500 Index (3/1/94); EQ/Alliance Global (8/27/87);
   EQ/Alliance Growth and Income (10/1/93); EQ/Alliance Growth Investors (10/2/89); EQ/High Yield (1/2/87); EQ/Alliance Intermediate Government Securities (4/1/91); EQ/Alliance International (4/3/95); EQ/Alliance Money Market (7/13/81); EQ/Alliance Quality Bond (10/1/93); EQ/Alliance Small Cap Growth, EQ/MFS Research, EQ/Mercury Basic Value Equity, EQ/Putnam Growth & Income Value, EQ/FI Small/Mid Cap Value, EQ/Putnam International Equity and EQ/Putnam Voyager (5/1/97); EQ/Emerging Markets Equity (8/20/97); EQ/Evergreen Omega and EQ/MFS Investors Trust (1/1/99); EQ/Bernstein Diversified Value, EQ/International Equity Index, EQ/J.P. Morgan Core Bond, EQ/Lazard Small Cap Value and EQ/Small Company Index (1/1/98); EQ/MFS Emerging Growth Companies (5/1/97); EQ/Alliance Premier Growth, EQ/Capital Guardian International, EQ/Capital Guardian Research and EQ/Capital Guardian U.S. Equity (5/1/99); EQ/Calvert Socially Responsible (9/1/ 99); EQ/Alliance Technology (5/1/00); EQ/Janus Large Cap Growth, EQ/FI Mid Cap, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive (9/1/00); EQ/Marsico Focus (August


58 Investment performance

  31, 2001); AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value, AXA Premier VIP International Equity, AXA Premier VIP Healthcare, AXA Premier VIP Core Bond and AXA Premier VIP Technology (December 31, 2001). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2000.



                                                       Investment performance 59

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:
--------------------------------------------------------------------------------

Barron's
Morningstar's Variable Annuity
     Sourcebook
Business Week
Forbes
Fortune
Institutional Investor
Money
Kiplinger's Personal Finance
Financial Planning
Investment Management Weekly
Money Management Letter
Investment Dealers Digest
National Underwriter
Pension & Investments
USA Today
Investor's Business Daily
The New York Times
The Wall Street Journal
The Los Angeles Times
The Chicago Tribune
--------------------------------------------------------------------------------

From time to time we may also advertise different measurements of the investment performance of the variable investment options and/or the portfolios, including the measurements that compare the performance to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge or any withdrawal or optional benefit charge. Comparisons with these benchmarks therefore may be of limited use. We use them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings.

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. According to Lipper, the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the EQUI-VEST(R) performance relative to other variable annuity products . The Lipper Survey contains two different universes, which reflect different types of fees in performance data:


o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts; and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.


YIELD INFORMATION


Current yield for the EQ/Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the EQ/Alliance Quality Bond and EQ/High Yield options will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).


"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the EQ/Alliance Money Market option. The current yields and effective yields assume the deduction of all current contract charges and expenses other than the withdrawal charge, the annual administrative charge, optional ratcheted death benefit charge, and any charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. For more information, see "EQ/Alliance Money Market Option yield information" and "Other yield information" in the SAI.


60  Investment performance

10. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


Equitable Life's Annual Report on Form 10-K for the year ended December 31, 2001, is considered to be a part of this prospectus because it is incorporated by reference.


After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).


                             Incorporation of certain documents by reference  61

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


The unit values and number of units outstanding shown below, as of December 31, 2001, are for contracts offered under Separate Account A with the same asset based charge of 1.20%.





SERIES 800 CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDING DECEMBER 31,
                                                       1998        1999         2000        2001
---------------------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK
---------------------------------------------------------------------------------------------------
  Unit value                                       $  90.25     $ 105.70    $  90.50    $  66.90
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           17          71         100
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE COMMON STOCK
---------------------------------------------------------------------------------------------------
  Unit value                                       $ 102.87     $ 126.92    $ 107.54    $  94.83
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --          105         702         944
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GLOBAL
---------------------------------------------------------------------------------------------------
  Unit value                                       $  98.37     $ 134.29    $ 107.66    $  84.81
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           20         181         235
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH AND INCOME
---------------------------------------------------------------------------------------------------
  Unit value                                       $ 102.73     $ 120.14    $ 129.01    $ 125.48
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           37         262         526
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH INVESTORS
---------------------------------------------------------------------------------------------------
  Unit value                                       $ 101.93     $ 127.17    $ 116.93    $ 100.93
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           21         222         280
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------
  Unit value                                       $ 103.32     $ 101.97    $ 109.71    $ 116.93
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --            1          16         112
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE INTERNATIONAL
---------------------------------------------------------------------------------------------------
  Unit value                                       $  93.00     $ 126.30    $  95.90    $  72.66
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --            3          36          45
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE MONEY MARKET
---------------------------------------------------------------------------------------------------
  Unit value                                       $ 101.68     $ 105.21    $ 110.19    $ 112.74
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           17          57         125
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE PREMIER GROWTH
---------------------------------------------------------------------------------------------------
  Unit value                                             --     $ 116.42    $  93.88    $  70.52
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           36         350         438
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE QUALITY BOND
---------------------------------------------------------------------------------------------------
  Unit value                                       $ 103.62     $ 100.07    $ 110.03    $ 117.42
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --            4          27         112
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------
  Unit value                                       $  86.94     $ 109.62    $ 123.09    $ 105.51
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --            2          98         166
---------------------------------------------------------------------------------------------------
 EQ/ALLIANCE TECHNOLOGY
---------------------------------------------------------------------------------------------------
  Unit value                                             --           --    $  66.17    $  49.39
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --         128         196
---------------------------------------------------------------------------------------------------
 EQ/AXP NEW DIMENSIONS
---------------------------------------------------------------------------------------------------
  Unit value                                             --           --    $  82.91    $  69.20
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --           2          14
---------------------------------------------------------------------------------------------------
 EQ/AXP STRATEGY AGGRESSIVE
---------------------------------------------------------------------------------------------------
  Unit value                                             --           --    $  62.15    $  40.85
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    --           --           2          24
---------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-1

SERIES 800 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2001 (CONTINUED)

---------------------------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDING DECEMBER 31,
                                             1998         1999         2000         2001
---------------------------------------------------------------------------------------------------
 EQ/BALANCED
---------------------------------------------------------------------------------------------------
  Unit value                              $ 102.39     $ 118.86     $ 115.59     $ 111.79
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           11          101          287
---------------------------------------------------------------------------------------------------
 EQ/BERNSTEIN DIVERSIFIED VALUE
---------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --     $  94.71
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           71
---------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 107.64     $ 103.26     $  87.02
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 106.84     $ 111.80     $ 108.22
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1            9           31
---------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN U.S. EQUITY
---------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 101.69     $ 104.08     $ 100.76
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1           11           21
---------------------------------------------------------------------------------------------------
 EQ/EMERGING MARKETS EQUITY
---------------------------------------------------------------------------------------------------
  Unit value                              $  81.49     $ 157.61     $  93.36     $  87.48
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            5           42           44
---------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------
  Unit value                              $ 103.69     $ 123.02     $ 109.63     $  95.13
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           50          258          367
---------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
---------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 106.63     $  93.02     $  76.26
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            3           10
---------------------------------------------------------------------------------------------------
 EQ/FI MID CAP
---------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $ 100.02     $  85.57
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --            9          106
---------------------------------------------------------------------------------------------------
 EQ/FI SMALL/MID CAP VALUE
---------------------------------------------------------------------------------------------------
  Unit value                              $  82.88     $  83.36     $  86.60     $  88.97
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            1           14          126
---------------------------------------------------------------------------------------------------
 EQ/HIGH YIELD
---------------------------------------------------------------------------------------------------
  Unit value                              $  89.20     $  84.97     $  76.49     $  76.09
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            5           28           49
---------------------------------------------------------------------------------------------------
 EQ/JANUS LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------
  Unit value                                    --           --     $  83.99     $  63.92
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           12          119
---------------------------------------------------------------------------------------------------
 EQ/MARSICO FOCUS
---------------------------------------------------------------------------------------------------
  Unit value                                    --           --           --     $ 105.94
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           --           --           --
---------------------------------------------------------------------------------------------------
 EQ/MERCURY BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------
  Unit value                              $  97.91     $ 115.06     $ 127.11     $ 132.52
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            7           41          119
---------------------------------------------------------------------------------------------------
 EQ/MFS EMERGING GROWTH COMPANIES
---------------------------------------------------------------------------------------------------
  Unit value                              $ 103.53     $ 177.65     $ 142.46     $  92.82
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           36          288          316
---------------------------------------------------------------------------------------------------
 EQ/MFS INVESTORS TRUST
---------------------------------------------------------------------------------------------------
  Unit value                                    --     $ 104.53     $ 102.57     $  85.14
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            2           17           21
---------------------------------------------------------------------------------------------------
 EQ/MFS RESEARCH
---------------------------------------------------------------------------------------------------
  Unit value                              $  99.10     $ 120.55     $ 112.84     $  87.16
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --            6           84          100
---------------------------------------------------------------------------------------------------


A-2 Appendix I: Condensed financial information

SERIES 800 CONTRACTS (CONTINUED)

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME
AFTER DECEMBER 31, 2001 (CONTINUED)

---------------------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDING DECEMBER 31,
                                             1998         1999        2000         2001
---------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE
---------------------------------------------------------------------------------------------------
  Unit value                              $ 100.60    $  98.04     $ 103.43     $ 95.23
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           3           17          32
---------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE INTERNATIONAL STOCK
---------------------------------------------------------------------------------------------------
  Unit value                              $  94.15    $ 122.67     $  98.56     $ 76.12
---------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           --           3           42          65
---------------------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-3

                      (This page intentionally left blank)

Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 had been invested on June 15, 2003 to a fixed maturity option with a maturity date of June 15, 2012 (i.e., nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2007.





-------------------------------------------------------------------------------------
                                                            HYPOTHETICAL ASSUMED
                                                              RATE TO MATURITY
                                                              ON JUNE 15, 2007
                                                               5.00%        9.00%
-------------------------------------------------------------------------------------
 AS OF JUNE 15, 2007 (BEFORE WITHDRAWAL)
-------------------------------------------------------------------------------------
(1) Market adjusted amount                                 $144,048     $ 119,487
-------------------------------------------------------------------------------------
(2) Fixed maturity amount                                  $131,080     $ 131,080
-------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                     $ 12,968     $ (11,593)
-------------------------------------------------------------------------------------
 ON JUNE 15, 2007 (AFTER WITHDRAWAL)
-------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with
       withdrawal: (3) x $50,000/(1)]                      $  4,501     $  (4,851)
-------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount [$50,000 - (4)]     $ 45,499     $  54,851
-------------------------------------------------------------------------------------
(6) Fixed maturity amount (2) - (5)                        $ 85,581     $  76,229
-------------------------------------------------------------------------------------
(7) Maturity value                                         $120,032     $ 106,915
-------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                          $ 94,048     $  69,487
-------------------------------------------------------------------------------------


You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.


                                Appendix II: Market value adjustment example B-1

                      (This page intentionally left blank)

Appendix III: Death benefit example

--------------------------------------------------------------------------------

If you do not elect the optional ratcheted death benefit, the death benefit is equal to the account value or the minimum death benefit (contributions, less withdrawals, and any withdrawal charges and taxes that may apply), whichever provides the highest amount. If you elect the ratcheted death benefit, the death benefit is equal to the account value or the ratcheted death benefit, whichever provides the highest amount.

The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no withdrawals, the death benefit for an annuitant age 45 would be calculated as follows:



-------------------------------------------------------------------------------------------------
  END OF CONTRACT YEAR       ACCOUNT VALUE(1)  CONTRIBUTION             RATCHETED DEATH BENEFIT
-------------------------------------------------------------------------------------------------
            1                $  105,000(2)     $100,000                  $ 100,000
-------------------------------------------------------------------------------------------------
            2                $  115,500(2)                               $ 100,000
-------------------------------------------------------------------------------------------------
            3                $  129,360(2)                               $ 129,360 (2)
-------------------------------------------------------------------------------------------------
            4                $  103,488                                  $ 129,360(3)
-------------------------------------------------------------------------------------------------
            5                $  113,837                                  $ 129,360 (3)
-------------------------------------------------------------------------------------------------
            6                $  127,497                                  $ 129,360(3)
-------------------------------------------------------------------------------------------------
            7                $  127,497                                  $ 129,360 (3)
-------------------------------------------------------------------------------------------------
            8                $  133,872(2)                               $ 129,360
-------------------------------------------------------------------------------------------------
            9                $  147,259                                  $ 147,259 (4)
-------------------------------------------------------------------------------------------------

The account values for contract years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00%, 0.00%, 5%
and 10%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

(1) If the optional ratcheted death benefit was not elected, the death benefit on each contract date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the optional ratcheted death benefit was elected at the end of contract years 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in year 3, the ratcheted death benefit is increased to equal the account value.

(3) At the end of contract years 4, 5, 6 and 7, the death benefit would be equal to the ratcheted death benefit since it is higher than the account value. Also, at the end of contract year six, no adjustment would be made to the ratcheted death benefit, since the ratcheted death benefit is higher than the account value.

(4) At the end of contract year 9, the ratcheted death benefit would be increased to the account value, since the account value on the contract date anniversary is higher than the current ratcheted death benefit.


                                         Appendix III: Death benefit example C-1

                      (This page intentionally left blank)

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page


Unit Values                                                                  2
Calculation of Annuity Payments                                              2
The Reorganization                                                           3
Custodian and Independent Accountants                                        3
EQ/Alliance Money Market Option Yield Information                            4
Other Yield Information                                                      4
Distribution of the Contracts                                                5
Financial Statements                                                         5


HOW TO OBTAIN AN EQUI-VEST(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE
 ACCOUNT A

Call 1-800-628-6673 or send this request form to:
 EQUI-VEST(R)
 Processing Office
 The Equitable Life
 P.O. Box 2996
 New York, NY 10116-2996


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an EQUI-VEST(R) Statement of Additional Information dated May 1, 2002.
(Combination variable and fixed deferred annuity)



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City           State    Zip







SAI (05/02)

SUPPLEMENT, DATED MAY 1, 2002, TO THE
EQUI-VEST(R) EXPRESS(SM) PROSPECTUS AND

EQUI-VEST(R) PROSPECTUS
COMBINATION VARIABLE AND FIXED DEFERRED
ANNUITY CERTIFICATES ISSUED BY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

--------------------------------------------------------------------------------



This Supplement updates certain information in the most recent prospectus and statement of additional information you received for any of the products listed above, and in any Supplements to that prospectus and statement of additional information. The Appendix sets forth the dates of such prior prospectuses, statements of additional information and supplements, which, in addition to this Supplement, should be kept for future reference.

We have filed with the Securities and Exchange Commission (SEC) our statement of additional information (SAI) dated May 1, 2002. If you do not presently have a copy of the prospectus and prior supplements, you may obtain additional copies, as well as a copy of the SAI, from us, free of charge, by writing to Equitable Life, P.O. Box 2996, New York, NY 10116-2996, or calling (800) 628-6673. If you only need a copy of the SAI, you may mail in the SAI request form located at the end of this supplement. The SAI has been incorporated by reference into this supplement.

In this Supplement, we provide information on (1) how to reach us; (2) the combination of certain investment options; (3) investment options; (4) the Trusts' annual expenses; (5) disruptive transfer activity; (6) minimum distribution withdrawals; (7) the annual administrative charge; (8) our business day; (9) payment of the death benefit; (10) tax information; (11) the beneficiary continuation option; (12) condensed financial information; (13) Equitable Life; (14) investment performance; and (15) Variable Immediate Annuity payout options.








                                                                          X00338

(1) HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


--------------------------------------------------------------------------------
FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
INDIVIDUALLY BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459
--------------------------------------------------------------------------------
FOR NQ AND IRA OWNERS WHO SEND CONTRIBUTIONS
INDIVIDUALLY BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13459
--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
P.O. Box 2996
New York, NY 10116-2996
--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR
TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
200 Plaza Drive, 2nd Floor
Secaucus, NJ 07094
--------------------------------------------------------------------------------
FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
AND SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST(R)
Unit Collections
P.O. Box 13463
Newark, New Jersey 07188-0463
--------------------------------------------------------------------------------
FOR NQ AND IRA CONTRIBUTIONS REMITTED BY EMPLOYERS
AND SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13463
--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions;

o quarterly statements of your contract values as of the close of each calendar quarter; and

o annual statement of your contract values as of your contract date anniversary.
--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
EQACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o rates to maturity for fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the variable investment options; and

o change your TOPS personal identification number ("PIN") (not available through EQAccess).

o change your EQAccess password (not available through TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1 (800) 755-7777. You may use EQAccess by visiting our Web site at http:// www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or wilful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" in your Prospectus).

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number 1 (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Fridays until 5:00 p.m., Eastern Time.

Hearing or speech-impaired clients may call the AT&T National Relay Number at
(800) 855-2880 for information about your account. If you have a Telecommunications Device for the Deaf (TDD), you may relay messages or questions to our Customer Service Department at (800) 628-6673, Monday through Thursday from 8:00 a.m. to 7:00 p.m. and on Friday until 5:00 p.m. Eastern Time. AT&T personnel will communicate our reply back to you, via the TDD.

--------------------------------------------------------------------------------
TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------
You may reach us toll-free by calling 1 (800) 841-0801 for a recording of daily unit values for the variable investment options.


(2) COMBINATION OF CERTAIN INVESTMENT OPTIONS

Interests in the EQ/Putnam International Equity, EQ/Capital Guardian U.S. Equity and the EQ/Alliance Small Cap Growth investment options (the "surviving options") replaced or will replace interests in the EQ/T. Rowe Price International Stock, EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options, respectively (the "replaced options"), and these options are or will no longer be available. At the time of the replacement, all the assets that are in the replaced options are moved into the surviving options. After the replacement, any allocation elections to the replaced options will then be considered as allocation elections to the surviving options. The effective date for the replacement of EQ/T. Rowe Price International Stock investment option was April 26, 2002, therefore, references to it have been omitted from the fee table, the expense examples and the investment performance. The replacement of EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options will be on or about July 12, 2002, subject to shareholder vote. We will notify you if these replacements do not take place.


(3) INVESTMENT OPTIONS

Please note the following information:

--------------------------------------------------------------------------------
FORMER NAME              NEW NAME                       EFFECTIVE DATE
--------------------------------------------------------------------------------
EQ/Alliance High Yield          EQ/High Yield           May 1, 2002
EQ/Putnam Investors Growth      EQ/Putnam Voyager       May 1, 2002
--------------------------------------------------------------------------------

The investment objective and adviser for the corresponding portfolio remains the same.



(4) THE TRUSTS' ANNUAL EXPENSES

The following table sets forth the annual expenses for each portfolio as of December 31, 2001. All portfolios may not be available in all annuity products.

THE TRUSTS' ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

------------------------------------------------------------------------------------------------------------------------
                                                                                                          NET
                                                                                                      TOTAL ANNUAL
                                             MANAGEMENT FEES                     OTHER EXPENSES     EXPENSES (AFTER
                                             (AFTER EXPENSE                      (AFTER EXPENSE        EXPENSE
 PORTFOLIO NAME                               LIMITATION)(1)    12B-1 FEES(2)    LIMITATION)(3)     LIMITATION)(4)
------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond*                       0.00%              0.25%             0.70%             0.95%
AXA Premier VIP Health Care*                     0.44%              0.25%             1.16%             1.85%
AXA Premier VIP International Equity*            0.62%              0.25%             0.93%             1.80%
AXA Premier VIP Large Cap Core Equity*           0.17%              0.25%             0.93%             1.35%
AXA Premier VIP Large Cap Growth*                0.31%              0.25%             0.79%             1.35%
AXA Premier VIP Large Cap Value*                 0.08%              0.25%             1.02%             1.35%
AXA Premier VIP Small/Mid Cap Growth*            0.42%              0.25%             0.93%             1.60%
AXA Premier VIP Small/Mid Cap Value*             0.20%              0.25%             1.15%             1.60%
AXA Premier VIP Technology*                      0.58%              0.25%             1.02%             1.85%
------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.61%              0.25%             0.08%             0.94%
EQ/Alliance Common Stock                         0.46%              0.25%             0.07%             0.78%
EQ/Alliance Global                               0.73%              0.25%             0.12%             1.10%
EQ/Alliance Growth and Income                    0.57%              0.25%             0.06%             0.88%
EQ/Alliance Growth Investors                     0.57%              0.25%             0.06%             0.88%
EQ/Alliance Intermediate Government Securities   0.50%              0.25%             0.12%             0.87%
EQ/Alliance International                        0.85%              0.25%             0.25%             1.35%
EQ/Alliance Money Market                         0.33%              0.25%             0.07%             0.65%
EQ/Alliance Premier Growth                       0.84%              0.25%             0.06%             1.15%
EQ/Alliance Quality Bond                         0.53%              0.25%             0.07%             0.85%
EQ/Alliance Small Cap Growth                     0.75%              0.25%             0.06%             1.06%
EQ/Alliance Technology                           0.82%              0.25%             0.08%             1.15%
EQ/AXP New Dimensions                            0.00%              0.25%             0.70%             0.95%
EQ/AXP Strategy Aggressive                       0.00%              0.25%             0.75%             1.00%
EQ/Balanced                                      0.57%              0.25%             0.08%             0.90%
EQ/Bernstein Diversified Value                   0.61%              0.25%             0.09%             0.95%
EQ/Calvert Socially Responsible                  0.00%              0.25%             0.80%             1.05%
EQ/Capital Guardian International                0.66%              0.25%             0.29%             1.20%
EQ/Capital Guardian Research                     0.55%              0.25%             0.15%             0.95%
EQ/Capital Guardian U.S. Equity                  0.59%              0.25%             0.11%             0.95%
EQ/Emerging Markets Equity                       0.87%              0.25%             0.68%             1.80%
EQ/Equity 500 Index                              0.25%              0.25%             0.06%             0.56%
EQ/Evergreen Omega                               0.00%              0.25%             0.70%             0.95%
EQ/FI Mid Cap                                    0.48%              0.25%             0.27%             1.00%
EQ/FI Small/Mid Cap Value                        0.74%              0.25%             0.11%             1.10%
EQ/High Yield                                    0.60%              0.25%             0.07%             0.92%
EQ/International Equity Index                    0.35%              0.25%             0.50%             1.10%
EQ/J.P. Morgan Core Bond                         0.44%              0.25%             0.11%             0.80%
EQ/Janus Large Cap Growth                        0.76%              0.25%             0.14%             1.15%
EQ/Lazard Small Cap Value                        0.72%              0.25%             0.13%             1.10%
EQ/Marsico Focus*                                0.00%              0.25%             0.90%             1.15%
EQ/Mercury Basic Value Equity                    0.60%              0.25%             0.10%             0.95%
EQ/MFS Emerging Growth Companies                 0.63%              0.25%             0.09%             0.97%
EQ/MFS Investors Trust                           0.58%              0.25%             0.12%             0.95%
EQ/MFS Research                                  0.63%              0.25%             0.07%             0.95%
EQ/Putnam Growth & Income Value                  0.57%              0.25%             0.13%             0.95%
EQ/Putnam International Equity                   0.71%              0.25%             0.29%             1.25%
EQ/Putnam Voyager                                0.62%              0.25%             0.08%             0.95%
EQ/Small Company Index                           0.25%              0.25%             0.35%             0.85%
------------------------------------------------------------------------------------------------------------------------

Notes:

* Subject to state availability.

(1) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (4) for any expense limitation agreement information.

(2) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts.

(3) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus Portfolio on August 31, 2001, "Other Expenses" shown have been annualized. Also, initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001, thus, "Other Expenses" shown are estimated. See footnote (4) for any expense limitation agreement information.

(4) Equitable Life, the Trusts' manager, has entered into expense limitation agreements with respect to certain Portfolios which is effective through April 30, 2003. Under these agreements, Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, and extraordinary expenses) to not more than the amounts specified above as "Net Total Annual Expenses." Each Portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. For more information see the prospectus for each Trust. The following chart indicates management fees and other expenses before any fee waivers and/or expense reimbursements that would have applied to each Portfolio. Portfolios that are not listed below do not have an expense limitation arrangement in effect or the expense limitation arrangement did not result in a fee waiver or reimbursement.

--------------------------------------------------------------------------------
                                         MANAGEMENT       OTHER EXPENSES
                                     FEES (BEFORE ANY    (BEFORE ANY FEE
                                        FEE WAIVERS      WAIVERS AND/OR
                                      AND/OR EXPENSE         EXPENSE
 PORTFOLIO NAME                       REIMBURSEMENTS)    REIMBURSEMENTS)
--------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------
AXA Premier VIP Core Bond                  0.60%              0.84%
AXA Premier VIP Health Care                1.20%              1.16%
AXA Premier VIP International
Equity                                     1.05%              0.93%
AXA Premier VIP Large Cap Core
Equity                                     0.90%              0.93%
AXA Premier VIP Large Cap Growth           0.90%              0.79%
AXA Premier VIP Large Cap Value            0.90%              1.02%
AXA Premier VIP Small/Mid Cap
Growth                                     1.10%              0.93%
AXA Premier VIP Small/Mid Cap
Value                                      1.10%              1.15%
AXA Premier VIP Technology                 1.20%              1.02%
--------------------------------------------------------------------------------
EQ ADVISORS TRUST:
--------------------------------------------------------------------------------
EQ/Alliance Premier Growth                 0.90%              0.06%
EQ/Alliance Technology                     0.90%              0.08%
EQ/AXP New Dimensions                      0.65%              1.06%
EQ/AXP Strategy Aggressive                 0.70%              0.77%
EQ/Bernstein Diversified Value             0.65%              0.09%



--------------------------------------------------------------------------------
                                         MANAGEMENT       OTHER EXPENSES
                                     FEES (BEFORE ANY    (BEFORE ANY FEE
                                        FEE WAIVERS      WAIVERS AND/OR
                                      AND/OR EXPENSE         EXPENSE
 PORTFOLIO NAME                       REIMBURSEMENTS)    REIMBURSEMENTS)
--------------------------------------------------------------------------------
EQ/Calvert Socially Responsible            0.65%              1.46%
EQ/Capital Guardian International          0.85%              0.29%
EQ/Capital Guardian Research               0.65%              0.15%
EQ/Capital Guardian U.S. Equity            0.65%              0.11%
EQ/Emerging Markets Equity                 1.15%              0.68%
EQ/Evergreen Omega                         0.65%              0.99%
EQ/FI Mid Cap                              0.70%              0.27%
EQ/FI Small/Mid Cap Value                  0.75%              0.11%
EQ/International Equity Index              0.35%              0.50%
EQ/J.P. Morgan Core Bond                   0.45%              0.11%
EQ/Janus Large Cap Growth                  0.90%              0.14%
EQ/Lazard Small Cap Value                  0.75%              0.13%
EQ/Marsico Focus                           0.90%              2.44%
EQ/MFS Investors Trust                     0.60%              0.12%
EQ/MFS Research                            0.65%              0.07%
EQ/Putnam Growth & Income Value            0.60%              0.13%
EQ/Putnam International Equity             0.85%              0.29%
EQ/Putnam Voyager                          0.65%              0.08%
--------------------------------------------------------------------------------


EQUI-VEST(R)
EXAMPLES


The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) We also assume that the optional ratcheted death benefit has not been elected and there is no waiver of the withdrawal charge. The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.714 per $1,000. Total Separate Account A annual expenses used to compute the examples below are the maximum expenses rather than the lower current expenses discussed in your Prospectus under "Charges and Expenses."

The examples assume the continuation of Total Annual Expenses (after expense limitation) shown for each Portfolio of the Trusts in the table above, for the entire one, three, five and ten year periods included in the examples. For a complete description of portfolio charges and expenses, please see the attached prospectuses for each Trust.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.





-----------------------------------------------------------------------------------------
                                            IF YOU SURRENDER YOUR CONTRACT AT THE END
                                               OF EACH PERIOD SHOWN, THE EXPENSES
                                                            WOULD BE:
                                        -------------------------------------------------
                                         1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------
AXA Premier VIP Core Bond               $ 83.64     $ 150.71     $ 220.26     $ 344.44
AXA Premier VIP Health Care             $ 92.60     $ 176.90     $ 262.70     $ 428.25
AXA Premier VIP International Equity    $ 92.10     $ 175.46     $ 260.39     $ 423.79
AXA Premier VIP Large Cap Core Equity   $ 87.62     $ 162.41     $ 239.33     $ 382.65
AXA Premier VIP Large Cap Growth        $ 87.62     $ 162.41     $ 239.33     $ 382.65
AXA Premier VIP Large Cap Value         $ 87.62     $ 162.41     $ 239.33     $ 382.65
AXA Premier VIP Small/Mid Cap Growth    $ 90.11     $ 169.68     $ 251.08     $ 405.74
AXA Premier VIP Small/Mid Cap Value     $ 90.11     $ 169.68     $ 251.08     $ 405.74
AXA Premier VIP Technology              $ 92.60     $ 176.90     $ 262.70     $ 428.25
EQ/Aggressive Stock                     $ 83.54     $ 150.42     $ 219.78     $ 343.47
EQ/Alliance Common Stock                $ 81.94     $ 145.71     $ 212.05     $ 327.72
EQ/Alliance Global                      $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/Alliance Growth and Income           $ 82.94     $ 148.65     $ 216.89     $ 337.60
-----------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------
                                            IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                               THE END OF EACH PERIOD SHOWN, THE
                                                       EXPENSES WOULD BE:
                                        -------------------------------------------------
                                         1 YEAR     3 YEARS     5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
AXA Premier VIP Core Bond               $ 31.70     $  96.86   $ 164.42     $ 344.44
AXA Premier VIP Health Care             $ 41.15     $ 124.53   $ 209.40     $ 428.25
AXA Premier VIP International Equity    $ 40.62     $ 123.01   $ 206.95     $ 423.79
AXA Premier VIP Large Cap Core Equity   $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Large Cap Growth        $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Large Cap Value         $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Small/Mid Cap Growth    $ 38.52     $ 116.90   $ 197.09     $ 405.74
AXA Premier VIP Small/Mid Cap Value     $ 38.52     $ 116.90   $ 197.09     $ 405.74
AXA Premier VIP Technology              $ 41.15     $ 124.53   $ 209.40     $ 428.25
EQ/Aggressive Stock                     $ 31.60     $  96.55   $ 163.91     $ 343.47
EQ/Alliance Common Stock                $ 29.92     $  91.57   $ 155.72     $ 327.72
EQ/Alliance Global                      $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/Alliance Growth and Income           $ 30.97     $  94.68   $ 160.85     $ 337.60
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                     IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                        OF EACH PERIOD SHOWN, THE EXPENSES
                                                                     WOULD BE:
                                               ---------------------------------------------------
                                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     $ 82.94     $ 148.65     $ 216.89     $ 337.60
EQ/Alliance Intermediate Government Securities   $ 82.84     $ 148.36     $ 216.41     $ 336.61
EQ/Alliance International                        $ 87.62     $ 162.41     $ 239.33     $ 382.65
EQ/Alliance Money Market                         $ 80.65     $ 141.87     $ 205.74     $ 314.74
EQ/Alliance Premier Growth                       $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/Alliance Quality Bond                         $ 82.64     $ 147.77     $ 215.44     $ 334.64
EQ/Alliance Small Cap Growth                     $ 84.73     $ 153.94     $ 225.54     $ 355.11
EQ/Alliance Technology                           $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/AXP New Dimensions                            $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/AXP Strategy Aggressive                       $ 84.13     $ 152.18     $ 222.66     $ 349.31
EQ/Balanced                                      $ 83.14     $ 149.24     $ 217.85     $ 339.56
EQ/Bernstein Diversified Value                   $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Calvert Socially Responsible                  $ 84.63     $ 153.64     $ 225.06     $ 354.14
EQ/Capital Guardian International                $ 86.13     $ 158.04     $ 232.22     $ 368.51
EQ/Capital Guardian Research                     $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Capital Guardian U.S. Equity                  $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Emerging Markets Equity                       $ 92.10     $ 175.46     $ 260.39     $ 423.79
EQ/Equity 500 Index                              $ 79.75     $ 139.20     $ 201.35     $ 305.65
EQ/Evergreen Omega                               $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/FI Mid Cap                                    $ 84.13     $ 152.18     $ 222.66     $ 349.31
EQ/FI Small/Mid Cap Value                        $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/High Yield                                    $ 83.34     $ 149.83     $ 218.82     $ 341.52
EQ/International Equity Index                    $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/J.P. Morgan Core Bond                         $ 82.14     $ 146.30     $ 213.02     $ 329.71
EQ/Janus Large Cap Growth                        $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/Lazard Small Cap Value                        $ 85.13     $ 155.11     $ 227.45     $ 358.96
EQ/Marsico Focus                                 $ 85.63     $ 156.57     $ 229.84     $ 363.75
EQ/Mercury Basic Value Equity                    $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/MFS Emerging Growth Companies                 $ 83.83     $ 151.30     $ 221.22     $ 346.39
EQ/MFS Investors Trust                           $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/MFS Research                                  $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Putnam Growth & Income Value                  $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Putnam International Equity                   $ 86.62     $ 159.50     $ 234.59     $ 373.25
EQ/Putnam Voyager                                $ 83.64     $ 150.71     $ 220.26     $ 344.44
EQ/Small Company Index                           $ 82.64     $ 147.77     $ 215.44     $ 334.64
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                        THE END OF EACH PERIOD SHOWN, THE
                                                                EXPENSES WOULD BE:
                                               ---------------------------------------------------
                                                  1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     $ 30.97     $  94.68   $ 160.85     $ 337.60
EQ/Alliance Intermediate Government Securities   $ 30.86     $  94.37   $ 160.34     $ 336.61
EQ/Alliance International                        $ 35.90     $ 109.22   $ 184.63     $ 382.65
EQ/Alliance Money Market                         $ 28.55     $  87.51   $ 149.03     $ 314.74
EQ/Alliance Premier Growth                       $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Alliance Quality Bond                         $ 30.65     $  93.75   $ 159.31     $ 334.64
EQ/Alliance Small Cap Growth                     $ 32.86     $ 100.27   $ 170.01     $ 355.11
EQ/Alliance Technology                           $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/AXP New Dimensions                            $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/AXP Strategy Aggressive                       $ 32.23     $  98.41   $ 166.97     $ 349.31
EQ/Balanced                                      $ 31.18     $  95.31   $ 161.87     $ 339.56
EQ/Bernstein Diversified Value                   $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Calvert Socially Responsible                  $ 32.75     $  99.96   $ 169.51     $ 354.14
EQ/Capital Guardian International                $ 34.33     $ 104.60   $ 177.09     $ 368.51
EQ/Capital Guardian Research                     $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Capital Guardian U.S. Equity                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Emerging Markets Equity                       $ 40.62     $ 123.01   $ 206.95     $ 423.79
EQ/Equity 500 Index                              $ 27.61     $  84.70   $ 144.37     $ 305.65
EQ/Evergreen Omega                               $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/FI Mid Cap                                    $ 32.23     $  98.41   $ 166.97     $ 349.31
EQ/FI Small/Mid Cap Value                        $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/High Yield                                    $ 31.39     $  95.93   $ 162.89     $ 341.52
EQ/International Equity Index                    $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/J.P. Morgan Core Bond                         $ 30.13     $  92.19   $ 156.75     $ 329.71
EQ/Janus Large Cap Growth                        $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Lazard Small Cap Value                        $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/Marsico Focus                                 $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Mercury Basic Value Equity                    $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/MFS Emerging Growth Companies                 $ 31.91     $  97.48   $ 165.44     $ 346.39
EQ/MFS Investors Trust                           $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/MFS Research                                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Putnam Growth & Income Value                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Putnam International Equity                   $ 34.85     $ 106.14   $ 179.61     $ 373.25
EQ/Putnam Voyager                                $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Small Company Index                           $ 30.65     $  93.75   $ 159.31     $ 334.64
--------------------------------------------------------------------------------------------------



IF YOU ELECT THE OPTIONAL RATCHETED DEATH BENEFIT:

The above examples do not reflect a charge for the optional ratcheted death benefit. If you elected the optional ratcheted death benefit, we will also deduct an annual charge equal to 0.15% of your account value on each contract date anniversary up to age 90. Therefore, the expenses shown in the above examples would, in each case, be increased by an amount not in excess of $1.57 in the first year, $1.74 in the third year, $1.91 in the fifth year and $2.44 in the tenth year.


EQUI-VEST(R) EXPRESS(SM)


EXAMPLES
The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.714 per $1,000. We assume there is no waiver of the withdrawal charge. Total Separate Account A annual expenses used to compute the examples below are the maximum expenses rather than the lower current expenses discussed in your Prospectus under "Charges and Expenses."

The examples assume the continuation of Total Annual Expenses (after expense limitation) shown for each of the Trusts in the table above, for the entire one, three, five and ten year periods included the examples. For a complete description of portfolio charges and expenses, please see the attached prospectuses for each Trust.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

--------------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                        THE END OF EACH PERIOD SHOWN, THE
                                                                EXPENSES WOULD BE:
                                               ---------------------------------------------------
                                                  1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        $ 101.70     $ 146.86     $ 194.42     $ 344.44
AXA Premier VIP Health Care                      $ 111.15     $ 174.53     $ 239.40     $ 428.25
AXA Premier VIP International Equity             $ 110.62     $ 173.01     $ 236.95     $ 423.79
AXA Premier VIP Large Cap Core Equity            $ 105.90     $ 159.22     $ 214.63     $ 382.65
AXA Premier VIP Large Cap Growth                 $ 105.90     $ 159.22     $ 214.63     $ 382.65
AXA Premier VIP Large Cap Value                  $ 105.90     $ 159.22     $ 214.63     $ 382.65
AXA Premier VIP Small/Mid Cap Growth             $ 108.52     $ 166.90     $ 227.09     $ 405.74
AXA Premier VIP Small/Mid Cap Value              $ 108.52     $ 166.90     $ 227.09     $ 405.74
AXA Premier VIP Technology                       $ 111.15     $ 174.53     $ 239.40     $ 428.25
EQ/Aggressive Stock                              $ 101.60     $ 146.55     $ 193.91     $ 343.47
EQ/Alliance Common Stock                         $  99.92     $ 141.57     $ 185.72     $ 327.72
EQ/Alliance Global                               $ 103.28     $ 151.51     $ 202.04     $ 358.96
EQ/Alliance Growth and Income                    $ 100.97     $ 144.68     $ 190.85     $ 337.60
EQ/Alliance Growth Investors                     $ 100.97     $ 144.68     $ 190.85     $ 337.60
EQ/Alliance Intermediate Government Securities   $ 100.86     $ 144.37     $ 190.34     $ 336.61
EQ/Alliance International                        $ 105.90     $ 159.22     $ 214.63     $ 382.65
EQ/Alliance Money Market                         $  98.55     $ 137.51     $ 179.03     $ 314.74
EQ/Alliance Premier Growth                       $ 103.80     $ 153.05     $ 204.57     $ 363.75
EQ/Alliance Quality Bond                         $ 100.65     $ 143.75     $ 189.31     $ 334.64
EQ/Alliance Small Cap Growth                     $ 102.86     $ 150.27     $ 200.01     $ 355.11
EQ/Alliance Technology                           $ 103.80     $ 153.05     $ 204.57     $ 363.75
EQ/AXP New Dimensions                            $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/AXP Strategy Aggressive                       $ 102.23     $ 148.41     $ 196.97     $ 349.31
EQ/Balanced                                      $ 101.18     $ 145.31     $ 191.87     $ 339.56
EQ/Bernstein Diversified Value                   $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/Calvert Socially Responsible                  $ 102.75     $ 149.96     $ 199.51     $ 354.14
EQ/Capital Guardian International                $ 104.33     $ 154.60     $ 207.09     $ 368.51
EQ/Capital Guardian Research                     $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/Capital Guardian U.S. Equity                  $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/Emerging Markets Equity                       $ 110.62     $ 173.01     $ 236.95     $ 423.79
EQ/Equity 500 Index                              $  97.61     $ 134.70     $ 174.37     $ 305.65
EQ/Evergreen Omega                               $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/FI Mid Cap                                    $ 102.23     $ 148.41     $ 196.97     $ 349.31
EQ/FI Small/Mid Cap Value                        $ 103.28     $ 151.51     $ 202.04     $ 358.96
EQ/High Yield                                    $ 101.39     $ 145.93     $ 192.89     $ 341.52
EQ/International Equity Index                    $ 103.28     $ 151.51     $ 202.04     $ 358.96
EQ/J.P. Morgan Core Bond                         $ 100.13     $ 142.19     $ 186.75     $ 329.71
EQ/Janus Large Cap Growth                        $ 103.80     $ 153.05     $ 204.57     $ 363.75
EQ/Lazard Small Cap Value                        $ 103.28     $ 151.51     $ 202.04     $ 358.96
EQ/Marsico Focus                                 $ 103.80     $ 153.05     $ 204.57     $ 363.75
EQ/Mercury Basic Value Equity                    $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/MFS Emerging Growth Companies                 $ 101.91     $ 147.48     $ 195.44     $ 346.39
EQ/MFS Investors Trust                           $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/MFS Research                                  $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/Putnam Growth & Income Value                  $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/Putnam International Equity                   $ 104.85     $ 156.14     $ 209.61     $ 373.25
EQ/Putnam Voyager                                $ 101.70     $ 146.86     $ 194.42     $ 344.44
EQ/Small Company Index                           $ 100.65     $ 143.75     $ 189.31     $ 334.64
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                        THE END OF EACH PERIOD SHOWN, THE
                                                                EXPENSES WOULD BE:
                                               ---------------------------------------------------
                                                  1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        $ 31.70     $  96.86   $ 164.42     $ 344.44
AXA Premier VIP Health Care                      $ 41.15     $ 124.53   $ 209.40     $ 428.25
AXA Premier VIP International Equity             $ 40.62     $ 123.01   $ 206.95     $ 423.79
AXA Premier VIP Large Cap Core Equity            $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Large Cap Growth                 $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Large Cap Value                  $ 35.90     $ 109.22   $ 184.63     $ 382.65
AXA Premier VIP Small/Mid Cap Growth             $ 38.52     $ 116.90   $ 197.09     $ 405.74
AXA Premier VIP Small/Mid Cap Value              $ 38.52     $ 116.90   $ 197.09     $ 405.74
AXA Premier VIP Technology                       $ 41.15     $ 124.53   $ 209.40     $ 428.25
EQ/Aggressive Stock                              $ 31.60     $  96.55   $ 163.91     $ 343.47
EQ/Alliance Common Stock                         $ 29.92     $  91.57   $ 155.72     $ 327.72
EQ/Alliance Global                               $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/Alliance Growth and Income                    $ 30.97     $  94.68   $ 160.85     $ 337.60
EQ/Alliance Growth Investors                     $ 30.97     $  94.68   $ 160.85     $ 337.60
EQ/Alliance Intermediate Government Securities   $ 30.86     $  94.37   $ 160.34     $ 336.61
EQ/Alliance International                        $ 35.90     $ 109.22   $ 184.63     $ 382.65
EQ/Alliance Money Market                         $ 28.55     $  87.51   $ 149.03     $ 314.74
EQ/Alliance Premier Growth                       $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Alliance Quality Bond                         $ 30.65     $  93.75   $ 159.31     $ 334.64
EQ/Alliance Small Cap Growth                     $ 32.86     $ 100.27   $ 170.01     $ 355.11
EQ/Alliance Technology                           $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/AXP New Dimensions                            $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/AXP Strategy Aggressive                       $ 32.23     $  98.41   $ 166.97     $ 349.31
EQ/Balanced                                      $ 31.18     $  95.31   $ 161.87     $ 339.56
EQ/Bernstein Diversified Value                   $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Calvert Socially Responsible                  $ 32.75     $  99.96   $ 169.51     $ 354.14
EQ/Capital Guardian International                $ 34.33     $ 104.60   $ 177.09     $ 368.51
EQ/Capital Guardian Research                     $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Capital Guardian U.S. Equity                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Emerging Markets Equity                       $ 40.62     $ 123.01   $ 206.95     $ 423.79
EQ/Equity 500 Index                              $ 27.61     $  84.70   $ 144.37     $ 305.65
EQ/Evergreen Omega                               $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/FI Mid Cap                                    $ 32.23     $  98.41   $ 166.97     $ 349.31
EQ/FI Small/Mid Cap Value                        $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/High Yield                                    $ 31.39     $  95.93   $ 162.89     $ 341.52
EQ/International Equity Index                    $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/J.P. Morgan Core Bond                         $ 30.13     $  92.19   $ 156.75     $ 329.71
EQ/Janus Large Cap Growth                        $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Lazard Small Cap Value                        $ 33.28     $ 101.51   $ 172.04     $ 358.96
EQ/Marsico Focus                                 $ 33.80     $ 103.05   $ 174.57     $ 363.75
EQ/Mercury Basic Value Equity                    $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/MFS Emerging Growth Companies                 $ 31.91     $  97.48   $ 165.44     $ 346.39
EQ/MFS Investors Trust                           $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/MFS Research                                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Putnam Growth & Income Value                  $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Putnam International Equity                   $ 34.85     $ 106.14   $ 179.61     $ 373.25
EQ/Putnam Voyager                                $ 31.70     $  96.86   $ 164.42     $ 344.44
EQ/Small Company Index                           $ 30.65     $  93.75   $ 159.31     $ 334.64
--------------------------------------------------------------------------------------------------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money" in the prospectus.



IF YOU ELECT A VARIABLE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see Note (1) above), and you elect a variable annuity payout option, the expenses shown in the above examples for "If you do not surrender your contract" would, in each case, be increased by $5.44 based on the average amount applied to annuity payout options in 2001. See "Annuity administrative fee" in "Charges and expenses" in your prospectus.


(5) DISRUPTIVE TRANSFER ACTIVITY


The following reflects Equitable's current policy with regard to market timing-related transaction requests.

You should note that the EQUI-VEST(R) contracts are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners. In making these determinations, we may consider the combined transfer activity of annuity contracts and life insurance policies that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


(6) MINIMUM DISTRIBUTION WITHDRAWALS

Currently, we do not impose a withdrawal charge on minimum distribution withdrawals that are calculated based on the proposed revisions to the minimum distribution rules and your EQUI-VEST(R) contract account value. (See "Required minimum distributions" in "Tax information" later in this Prospectus.) The minimum distribution withdrawal will be taken into account in determining if any subsequent withdrawal taken in the same contract year exceeds the 10% free withdrawal amount.


(7) ANNUAL ADMINISTRATIVE CHARGE

We currently waive the annual administrative charge that would otherwise be deducted in the next contract year under any individually owned EQUI-VEST(R) contract/certificate having an account value that, when combined with the account value of other EQUI-VEST(R) contracts/certificates owned by the same person, exceeds $100,000 in the aggregate (as determined in February of each year). This does not apply to EQUI-VEST(R) contracts/certificates owned by different members of the same household. We may change or discontinue this practice at any time without prior notice.


(8) OUR BUSINESS DAY

Our business day generally is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m. Eastern time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after the close of the business day, we will use the next business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis and semi-annual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


(9) PAYMENT OF DEATH BENEFIT

The death benefit is equal to the greater of (i) the account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment or, if greater, (ii) the "minimum death benefit" or for Series 800 only, the ratcheted death benefit, if applicable. The minimum death benefit is equal to your total contributions, less withdrawals and any withdrawal charges, and any taxes that apply.


(10) TAX INFORMATION

The discussion in the Prospectus is amended to reflect changes due to the Economic Growth and Tax Relief Reconciliation Act of 2001, and proposed revisions to the proposed required minimum distribution Treasury Regulations.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (IRAS) AND ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

ADDITIONAL "SAVER'S CREDIT" FOR CONTRIBUTIONS TO A TRADITIONAL IRA OR ROTH IRA. Beginning in 2002, you may be eligible for a nonrefundable income tax credit for contributions you make to a traditional IRA or Roth IRA. If you qualify, you may take this credit even though your traditional IRA con-tribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of 2002. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000. The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution, and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution--even if you make a contribution to one plan and take the distribution from another plan--during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution. Saver's-credit-eligible contributions may be made to a 401(k) plan, 403(b) TSA, governmental 457(b) plan, SIMPLE IRA, or SARSEP IRA, as well as to a traditional IRA or Roth IRA.


CONTRIBUTIONS

INCREASED LIMITS ON REGULAR CONTRIBUTIONS TO BOTH TYPES OF IRAS. The maximum amount of regular contributions to all IRAs for any individual (including both traditional and Roth IRAs) for 2002 has been increased from $2,000 to $3,000. If the traditional IRA owner is at least age 50 but under age 70-1/2 at any time during 2002 an additional catch-up contribution of up to $500 for 2002 may be made. For Roth IRAs, an additional catch-up contribution of up to $500 for 2002 may be made if the Roth IRA owner is at least age 50 at any time during 2002.

If the traditional IRA owner is single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $34,000 and $44,000 in 2002. If the traditional IRA owner is married, files a joint return, and is covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $54,000 and $64,000 in 2002.


ROLLOVER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA (but not a Roth IRA) from "eligible retirement plans" which include other traditional IRAs, qualified plans, 403(b) arrangements ("TSAs") and beginning in 2002, governmental 457(b) plans (also known as "governmental EDC plans").

Rollover contributions to traditional IRAs were historically limited to pre-tax funds. Beginning in 2002, after-tax contributions to a qualified plan or TSA may be rolled over to a traditional IRA (but not a Roth IRA). You should be aware before you roll over any after-tax contributions that you are responsible for calculating the taxable amount of any distributions you take from the traditional IRA.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax-qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan and the features of the current plan may no longer be available. For example, distributions from a governmental 457(b) plan are generally not subject to the additional 10-percent federal income tax penalty for pre-age 59-1/2 distributions. If you roll over funds from a governmental 457(b) plan into an eligible retirement plan which is not a governmental 457(b) plan (such as a traditional IRA), any subsequent distributions may be subject to this penalty.


ROLLOVER DISTRIBUTIONS FROM TRADITIONAL IRAS; ROLLOVERS BETWEEN ELIGIBLE RETIREMENT PLANS

Historically, a rollover from a traditional IRA could only be made to qualified plan (or TSA) if the traditional IRA served as a "conduit" for only qualified plan (or only TSA) funds. Beginning in 2002, these rules have been substantially liberalized. Eligible rollover distributions from qualified plans, TSAs, governmental 457(b) plans and traditional IRAs may be rolled over into other such plans. Therefore, the following are eligible to receive tax-free rollover distributions from a traditional IRA: another traditional IRA, a qualified plan, a TSA, or a governmental 457(b) plan. A surviving spouse beneficiary may roll over funds from the deceased spouse's traditional IRA into these "eligible retirement plans."

After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, TSA or governmental 457(b) plan.

The recipient eligible retirement plan must agree to take the distribution. An eligible retirement plan is not legally required to accept a rollover. Before you decide to roll over your distribution to another eligible retirement plan, you should find out whether the plan accepts rollover contributions from other plan types, and if so, the types of distributions it accepts as rollover contributions. You should also find out about any documents that are required to be completed before the receiving plan will accept a rollover. Check with the administrator of the plan that is to receive your rollover prior to making the rollover. If an eligible retirement plan accepts your rollover, the plan may restrict subsequent distributions of the rollover amount or may require your spouse's consent for any subsequent distribution. A subsequent distribution from the plan that accepts your rollover may also be subject to different tax treatment than distributions from your traditional IRA.

If you roll over a distribution from your traditional IRA into a governmental 457(b) plan, the recipient governmental 457(b) plan must agree to separately account for the rolled-over funds. Even though distributions from a governmental 457(b) plan are generally not subject to the additional 10-percent federal income tax penalty for pre-age 59-1/2 distributions, any subsequent distributions from the governmental 457(b) plan attributable to the IRA funds rolled over continue to be subject to this penalty.

REQUIRED MINIMUM DISTRIBUTIONS

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions--"account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value and the divisors change.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

If you initially choose an account-based method, you may be able to apply your traditional IRA funds later to a life annuity-based payout, with any certain period not exceeding remaining life expectancy.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? For a traditional IRA, these could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and on the status of your beneficiary. For Roth IRAs, lifetime minimum distributions do not apply but distributions are required after death.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, under the revised proposed rules an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the revised proposed rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the fifth year following the year of the owner's death. No distribution is required for a year before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. The revised proposed rules permit post-death distributions to be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the revised proposed rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual such as the estate, the revised proposed rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT/CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual such as the estate, the revised proposed rules continue to apply the 5-year rule discussed above under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT/CERTIFICATE IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.


(11) BENEFICIARY CONTINUATION OPTION

Upon your death under a Traditional IRA, Roth IRA or QP IRA contract, your beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. Certain trusts with only individual beneficiaries will be treated as individuals. We require this election to be made within nine months following the date we receive proof of your death and before any other inconsistent election is made. We will not process any beneficiary continuation option election for which we have not received the election by December 15 of the calendar year following your death. Beneficiaries who do not make a timely election will not be eligible for the beneficiary continuation option. As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the minimum death benefit if such death benefit is greater than such account value. The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

Under the beneficiary continuation option:

o   the contract continues in your name for the benefit of your beneficiary.

o the beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o any death benefit (including the minimum death provision, if applicable) provision will no longer be in effect.

o the beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $300.

o Upon the death of the beneficiary, the beneficiary named by the original beneficiary has the option to either continue taking minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed (unless that beneficiary elects to continue the payment method that was elected by the original beneficiary) when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death, and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. However, if you die before your Required Beginning Date for Required Minimum Distributions as discussed in "Tax Information" later in this Prospectus, your beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. If your beneficiary chooses this, your beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the 5th calendar year after your death.


(12) CONDENSED FINANCIAL INFORMATION



EQUI-VEST(R) CONTRACTS

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2001 ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME ASSET BASED CHARGE OF 1.20%

---------------------------------------------------------------------------------------------------------
                                                                                             FOR THE
                                                                                           YEARS ENDING
                                                                                           DECEMBER 31,
                                                                                                1998
---------------------------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  90.25
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE COMMON STOCK
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 102.87
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GLOBAL
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  98.37
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH AND INCOME
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 102.73
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH INVESTORS
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 101.93
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 103.32
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE INTERNATIONAL
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  93.00
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE MONEY MARKET
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 101.68
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE PREMIER GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --
  Number of units outstanding (000's)                                                             --
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                                                                1999         2000        2001
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.70    $  90.50    $  66.90
  Number of units outstanding (000's)                                                              17          71         100
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE COMMON STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.92    $ 107.54    $  94.83
  Number of units outstanding (000's)                                                             105         702         944
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 134.29    $ 107.66    $  84.81
  Number of units outstanding (000's)                                                              20         181         235
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.14    $ 129.01    $ 125.48
  Number of units outstanding (000's)                                                              37         262         526
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH INVESTORS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 127.17    $ 116.93    $ 100.93
  Number of units outstanding (000's)                                                              21         222         280
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.97    $ 109.71    $ 116.93
  Number of units outstanding (000's)                                                               1          16         112
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.30    $  95.90    $  72.66
  Number of units outstanding (000's)                                                               3          36          45
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 105.21    $ 110.19    $ 112.74
  Number of units outstanding (000's)                                                              17          57         125
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE PREMIER GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.42    $  93.88    $  70.52
  Number of units outstanding (000's)                                                              36         350         438
-------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2001 ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME ASSET BASED CHARGE OF 1.20% (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                                                                             FOR THE
                                                                                           YEARS ENDING
                                                                                           DECEMBER 31,
                                                                                                1998
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE QUALITY BOND
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.62
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  86.94
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE TECHNOLOGY
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/AXP NEW DIMENSIONS
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/AXP STRATEGY AGGRESSIVE
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/BALANCED
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 102.39
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/BERNSTEIN DIVERSIFIED VALUE
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------
  Unit Value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN U.S. EQUITY
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/EMERGING MARKETS EQUITY
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  81.49
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.69
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/FI MID CAP
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/FI SMALL/MID CAP VALUE
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  82.88
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------
 EQ/HIGH YIELD
---------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  89.20
  Number of units outstanding (000's)                                                              --
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                                                                1999         2000         2001
---------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE QUALITY BOND
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 100.07     $ 110.03     $ 117.42
  Number of units outstanding (000's)                                                               4           27          112
---------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 109.62     $ 123.09     $ 105.51
  Number of units outstanding (000's)                                                               2           98          166
---------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE TECHNOLOGY
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  66.17     $  49.39
  Number of units outstanding (000's)                                                              --          128          196
---------------------------------------------------------------------------------------------------------------------------------
 EQ/AXP NEW DIMENSIONS
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  82.91     $  69.20
  Number of units outstanding (000's)                                                              --            2           14
---------------------------------------------------------------------------------------------------------------------------------
 EQ/AXP STRATEGY AGGRESSIVE
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  62.15     $  40.85
  Number of units outstanding (000's)                                                              --            2           24
---------------------------------------------------------------------------------------------------------------------------------
 EQ/BALANCED
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 118.36     $ 115.59     $ 111.79
  Number of units outstanding (000's)                                                              11          101          287
---------------------------------------------------------------------------------------------------------------------------------
 EQ/BERNSTEIN DIVERSIFIED VALUE
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --           --     $  94.71
  Number of units outstanding (000's)                                                              --           --           71
---------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------------------
  Unit Value                                                                                 $ 107.64     $ 103.26     $  87.02
  Number of units outstanding (000's)                                                              --           --           --
---------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.84     $ 111.80     $ 108.22
  Number of units outstanding (000's)                                                               1            9           31
---------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN U.S. EQUITY
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.69     $ 104.08     $ 100.76
  Number of units outstanding (000's)                                                               1           11           21
---------------------------------------------------------------------------------------------------------------------------------
 EQ/EMERGING MARKETS EQUITY
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 157.61     $  93.36     $  87.48
  Number of units outstanding (000's)                                                               5           42           44
---------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 123.02     $ 109.63     $  95.13
  Number of units outstanding (000's)                                                              50          258          367
---------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.63     $  93.02     $  76.26
  Number of units outstanding (000's)                                                              --            3           10
---------------------------------------------------------------------------------------------------------------------------------
 EQ/FI MID CAP
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 100.02     $  85.57
  Number of units outstanding (000's)                                                              --            9          106
---------------------------------------------------------------------------------------------------------------------------------
 EQ/FI SMALL/MID CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  83.36     $  86.60     $  88.97
  Number of units outstanding (000's)                                                               1           14          126
---------------------------------------------------------------------------------------------------------------------------------
 EQ/HIGH YIELD
---------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  84.97     $  76.49     $  76.09
  Number of units outstanding (000's)                                                               5           28           49
---------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2001 ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME ASSET BASED CHARGE OF 1.20% (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                                                                             FOR THE
                                                                                           YEARS ENDING
                                                                                           DECEMBER 31,
                                                                                              1998
--------------------------------------------------------------------------------------------------------
 EQ/JANUS LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------
 EQ/MARSICO FOCUS
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------
 EQ/MERCURY BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  97.91
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------
 EQ/MFS EMERGING GROWTH COMPANIES
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 103.53
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------
 EQ/MFS INVESTORS TRUST
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------
 EQ/MFS RESEARCH
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  99.10
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & Income Value
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 100.60
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE INTERNATIONAL STOCK
--------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  94.15
  Number of units outstanding (000's)                                                             --
--------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                                                                1999         2000        2001
-------------------------------------------------------------------------------------------------------------------------------
 EQ/JANUS LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --    $  83.99    $  63.92
  Number of units outstanding (000's)                                                              --          12         119
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MARSICO FOCUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --          --    $ 105.94
  Number of units outstanding (000's)                                                              --          --          --
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MERCURY BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 115.06    $ 127.11    $ 132.52
  Number of units outstanding (000's)                                                               7          41         119
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS EMERGING GROWTH COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 177.65    $ 142.46    $  92.82
  Number of units outstanding (000's)                                                              36         288         316
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS INVESTORS TRUST
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 104.53    $ 102.57    $  85.14
  Number of units outstanding (000's)                                                               2          17          21
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 120.55    $ 112.84    $  87.16
  Number of units outstanding (000's)                                                               6          84         100
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & Income Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  98.04    $ 103.43    $  95.23
  Number of units outstanding (000's)                                                               3          17          32
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE INTERNATIONAL STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 122.67    $  98.56    $  76.12
  Number of units outstanding (000's)                                                               3          42          65
-------------------------------------------------------------------------------------------------------------------------------




EQUI-VEST(R) EXPRESS(SM) CONTRACTS
UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2001 ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME ASSET BASED CHARGE OF 0.95%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                                                                1999         2000        2001
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AGGRESSIVE STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.33    $  96.42    $  71.46
  Number of units outstanding (000s)                                                                3          28          33
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE COMMON STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 111.02    $  94.30    $  83.37
  Number of units outstanding (000's)                                                              25         296         387
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GLOBAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 119.52    $  96.06    $  75.87
  Number of units outstanding (000's)                                                               9         109         162
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 103.87    $ 111.81    $ 109.04
  Number of units outstanding (000's)                                                              14         145         300
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE GROWTH INVESTORS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 112.30    $ 103.52    $  89.58
  Number of units outstanding (000's)                                                              10         101         133
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 126.71    $  96.46    $  73.27
  Number of units outstanding (000's)                                                               1          33          48
----------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2001 ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME ASSET BASED CHARGE OF 0.95% (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                                                                1999         2000          2001
----------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.49     $ 106.56    $  109.30
  Number of units outstanding (000's)                                                              43          139          270
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE PREMIER GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 116.53     $  94.20    $   70.94
  Number of units outstanding (000's)                                                              21          242          305
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE QUALITY BOND
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.28     $ 109.43    $  117.07
  Number of units outstanding (000's)                                                               4           26          113
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 130.79     $ 147.23    $  126.52
  Number of units outstanding (000's)                                                               1           63          129
-------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCE TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  66.29    $   49.61
  Number of units outstanding (000's)                                                              --           92          168
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXP NEW DIMENSIONS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  82.97    $   69.43
  Number of units outstanding (000's)                                                              --            2           14
-------------------------------------------------------------------------------------------------------------------------------
 EQ/AXP STRATEGY AGGRESSIVE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $  62.20    $   40.99
  Number of units outstanding (000's)                                                              --            5           28
-------------------------------------------------------------------------------------------------------------------------------
 EQ/BALANCED
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 108.71     $ 105.98    $  102.76
  Number of units outstanding (000's)                                                               2           34          136
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.94     $ 112.19    $  108,87
  Number of units outstanding (000s)                                                               --            4            9
-------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN U.S. EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 101.79     $ 104.44    $  101.37
  Number of units outstanding (000's)                                                              --            3            9
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EMERGING MARKETS EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 147.71     $  87.72    $   82.40
  Number of units outstanding (000's)                                                               1           28           35
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.17     $  94.85    $   82.52
  Number of units outstanding (000's)                                                               9           78          139
-------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.73     $  93.34    $   76.72
  Number of units outstanding (000's)                                                              --            1            3
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FI MID CAP
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                       --     $ 100.11    $   85.86
  Number of units outstanding (000's)                                                              --            7           77
-------------------------------------------------------------------------------------------------------------------------------
 EQ/FI SMALL/MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $ 106.09     $ 110.49       113.81
  Number of units outstanding (000's)                                                               1           13          105
-------------------------------------------------------------------------------------------------------------------------------
 EQ/HIGH YIELD
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                 $  99.34     $  89.64    $   89.40
  Number of units outstanding (000's)                                                               4           23           51
----------------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS OFFERED FOR THE FIRST TIME ON OR AFTER DECEMBER 31, 2001 ARE FOR CONTRACTS OFFERED UNDER SEPARATE ACCOUNT A WITH THE SAME ASSET BASED CHARGE OF 0.95% (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                                                                1999        2000        2001
----------------------------------------------------------------------------------------------------------------------------------
 EQ/JANUS LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --    $  84.05    $  64.14
  Number of units outstanding (000's)                                                             --          12          82
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MARSICO FOCUS
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                      --          --    $ 106.00
  Number of units outstanding (000s)                                                              --          --           1
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MERCURY BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  97.22    $ 107.68    $ 112.55
  Number of units outstanding (000's)                                                              5          31          88
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS EMERGING GROWTH COMPANIES
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 157.69    $ 126.78    $  82.81
  Number of units outstanding (000's)                                                             17         181         204
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS INVESTORS TRUST
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 104.63    $ 102.92    $  85.65
  Number of units outstanding (000's)                                                              1          12          17
-------------------------------------------------------------------------------------------------------------------------------
 EQ/MFS RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 116.97    $ 109.77    $  85.00
  Number of units outstanding (000's)                                                              3          56          69
-------------------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & Income Value
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $  92.44    $  97.78    $  90.25
  Number of units outstanding (000's)                                                             --           6          13
-------------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE INTERNATIONAL STOCK
-------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                                                $ 123.90    $  99.81    $  77.28
  Number of units outstanding (000's)                                                              3          43          85
----------------------------------------------------------------------------------------------------------------------------------



(13) EQUITABLE LIFE
We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.


(14) INVESTMENT PERFORMANCE
The tables below show the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

The tables take into account all fees and charges under the contracts, including the withdrawal charges, the annual administrative charge and the optional enhanced death benefit charge, if applicable, but do not reflect the charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state if applicable.

The results shown under "length of option period" are based on the actual historical investment experience of the variable investment option since its inception. The results shown under "length of portfolio period" include some periods when a variable investment option investing in the Portfolio had not yet commenced operations. For those periods, we have adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment option been available.

For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the EQ/Alliance Money Market,

EQ/Balanced, EQ/Alliance Common Stock and EQ/Aggressive Stock options for periods before those options were operated as part of a unit investment trust reflect the results of the separate accounts that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding separate accounts. We have adjusted these results to reflect the fee and expense structure in effect for Separate Account A as a unit investment trust. See "The reorganization" in the SAI for additional information.


EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth and EQ/Alliance Technology) were part of The Hudson River Trust. On October 18, 1999, those portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio and any predecessors that it may have had.

AXA Premier VIP Trust commenced operations on December 31, 2001 and performance information for these portfolios is not available as of the date of this prospectus.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

THE PERFORMANCE INFORMATION SHOWN BELOW AND THE PERFORMANCE INFORMATION THAT WE ADVERTISE REFLECT PAST PERFORMANCE AND DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. SUCH INFORMATION ALSO DOES NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

                                                  TABLE
              AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 2001

EQUI-VEST(R) Express(SM):

-------------------------------------------------------------------------------------------------------------
                                                                 LENGTH OF OPTION PERIOD
                                                -------------------------------------------------------------
                                                                                       SINCE OPTION
 VARIABLE INVESTMENT OPTIONS                     1 YEAR        5 YEARS     10 YEARS    INCEPTION+*
-------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              (32.94)%      (6.69)%         1.18%         8.56%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         (18.66)%        7.03%        10.20%        12.46%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               (28.08)%        0.92%           --          4.46%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                     (9.55)%       11.39%           --         11.62%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     (20.52)%        4.45%           --          6.27%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities    (0.22)%        2.99%           --          2.93%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance International                        (31.09)%      (6.31)%           --        (3.46)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                          (4.50)%        1.68%         1.25%         3.81%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       (31.74)%          --            --       (17.79)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                          (0.09)%        3.60%           --          3.19%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     (21.13)%          --            --          3.97%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                           (32.22)%          --            --       (32.81)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                            (23.38)%          --            --       (28.96)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                       (41.15)%          --            --       (54.52)%
-------------------------------------------------------------------------------------------------------------
EQ/Balanced                                      (10.11)%        6.02%         4.37%         7.38%
-------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                    (4.96)%          --            --        (4.56)%
-------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      --            --            --          0.12%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International                (28.70)%          --            --        (3.06)%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     (10.02)%          --            --          0.65%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  (10.01)%          --            --        (2.30)%
-------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       (13.13)%          --            --       (14.05)%
-------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              (20.06)%        7.27%           --         11.83%
-------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               (24.86)%          --            --       (14.84)%
-------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    (21.30)%          --            --       (15.58)%
-------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                         (4.07)%          --            --        (1.21)%
-------------------------------------------------------------------------------------------------------------
EQ/High Yield                                     (7.34)%      (3.79)%           --          1.58%
-------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        (30.75)%          --            --       (33.45)%
-------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                           9.53%          --            --        (3.38)%
-------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                     (2.55)%          --            --          9.34%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 (41.73)%          --            --          4.99%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           (23.84)%          --            --        (9.84)%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  (29.62)%          --            --          1.55%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  (14.76)%          --            --          1.13%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   (29.33)%          --            --        (2.88)%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                                (32.23)%          --            --        (2.99)%
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                               LENGTH OF PORTFOLIO PERIOD
                                                -------------------------------------------------------------
                                                                                          SINCE
                                                                                       PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                    3 YEARS        5 YEARS     10 YEARS   INCEPTION+**
-------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                             (12.68)%      (6.69)%          1.18%         8.56%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         (5.36)%        7.03%         10.20%         9.47%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               (7.65)%        0.92%          6.00%         6.03%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                      4.74%       11.39%           --          10.73%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     (2.87)%        4.45%          6.28%         9.62%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities     1.92%        2.99%          2.66%         3.42%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance International                       (10.95)%      (6.31)%            --        (2.39)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                           1.17%        1.68%          1.25%         3.81%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                           --            --            --       (15.42)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                           1.96%        3.60%            --          2.54%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                       4.50%           --            --          6.41%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                               --            --            --       (29.99)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                                --            --            --       (28.96)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                           --            --            --       (54.52)%
-------------------------------------------------------------------------------------------------------------
EQ/Balanced                                        0.62%        6.02%          4.37%         7.38%
-------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   (2.20)%           --            --          2.66%
-------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      --            --            --        (9.35)%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International                    --            --            --        (8.10)%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                         --            --            --          0.08%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                      --            --            --        (2.08)%
-------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                         0.00%           --            --       (14.05)%
-------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              (5.53)%        7.27%            --         11.28%
-------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                                   --            --            --            --
-------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                        --            --            --       (15.58)%
-------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                          0.01%           --            --          0.36%
-------------------------------------------------------------------------------------------------------------
EQ/High Yield                                    (8.02)%      (3.79)%          4.26%         4.57%
-------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                            --            --            --       (33.45)%
-------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                          9.07%           --            --          3.99%
-------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                      8.63%           --            --         10.95%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 (6.32)%           --            --          6.93%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                               --            --            --            --
-------------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  (6.98)%           --            --          3.03%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  (4.44)%           --            --          2.31%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   (0.33)%           --            --          5.19%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                               (10.99)%           --            --          3.92%
-------------------------------------------------------------------------------------------------------------




+   Unannualized if time since inception is less than one year

* The variable investment option inception dates are: EQ/Aggressive Stock and EQ/Balanced (1/27/86); EQ/Alliance Money Market (7/31/81); EQ/Alliance Common Stock (8/27/81); EQ/Equity 500 Index (6/1/94); EQ/Alliance Global, EQ/Alliance Growth and Income, EQ/Alliance Growth Investors, EQ/Alliance Quality Bond and EQ/High Yield (1/4/94); EQ/Alliance Intermediate Government Securities (6/1/94); EQ/Alliance International (9/1/95); EQ/Alliance Small Cap Growth, EQ/MFS Emerging Growth Companies, EQ/MFS Research, EQ/Mercury Basic Value Equity, EQ/Putnam Growth & Income Value, EQ/FI Small/Mid Cap Value (6/2/97); EQ/Emerging Markets Equity (8/20/97); EQ/Evergreen Omega, EQ/MFS Investors Trust, EQ/Alliance Premier Growth, EQ/Capital Guardian U.S. Equity, EQ/Capital Guardian International, EQ/Capital Guardian Research, EQ/Bernstein Diversified Value, EQ/Lazard Small Cap Value, EQ/Putnam International Equity, EQ/Putnam Voyager (8/30/99); EQ/Calvert
    Socially Responsible (9/1/99); EQ/Alliance Technology (5/22/00); EQ/Janus Large Cap Growth, EQ/FI Mid Cap, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive (9/1/00); EQ/Marsico Focus (10/22/01); AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value, AXA Premier VIP International Equity, AXA Premier VIP Technology, AXA Premier VIP Health Care, AXA Premier VIP Core Bond, EQ/International Equity Index, EQ/J.P. Morgan Core Bond and EQ/Small Company Index (January 14,
    2002). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2000.

** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on 10/18/99. The portfolio inception dates are:
    EQ/Aggressive Stock and EQ/Balanced (1/27/86); EQ/Alliance Common Stock (1/13/76); EQ/Equity 500 Index (3/1/94); EQ/Alliance Global (8/27/87);
    EQ/Alliance Growth and Income (10/1/93); EQ/Alliance Growth Investors (10/2/89); EQ/High Yield (1/2/87); EQ/Alliance International (4/3/95); EQ/Alliance Money Market (7/13/81); EQ/Alliance Intermediate Government Securities (4/1/91); EQ/Alliance Quality Bond (10/1/93); EQ/Alliance Small Cap Growth, EQ/MFS Research, EQ/Mercury Basic Value Equity, EQ/Putnam Growth & Income Value, EQ/FI Small/Mid Cap Value, EQ/Putnam International Equity and EQ/Putnam Voyager (5/1/97); EQ/Emerging Markets Equity
    (8/20/97); EQ/Evergreen Omega and EQ/MFS Investors Trust (1/1/99); EQ/Bernstein Diversified Value, EQ/International Equity Index, EQ/J.P. Morgan Core Bond, EQ/Lazard Small Cap Value and EQ/Small Company Index (1/1/98); EQ/MFS Emerging Growth Companies (5/1/97);

 EQ/Alliance Premier Growth, EQ/Capital Guardian International, EQ/Capital Guardian Research and EQ/Capital Guardian U.S. Equity (5/1/99); EQ/Calvert Socially Responsible (9/1/ 99); EQ/Alliance Technology (5/1/00); EQ/Janus Large Cap Growth, EQ/FI Mid Cap, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive (9/1/00); EQ/Marsico Focus (August 31, 2001); AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value, AXA Premier VIP International Equity, AXA Premier VIP Healthcare, AXA Premier VIP Core Bond and AXA Premier VIP Technology (December 31, 2001). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2000.

                                                  TABLE
              AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 2001

EQUI-VEST(R):

-------------------------------------------------------------------------------------------------------------
                                                                 LENGTH OF OPTION PERIOD
                                                -------------------------------------------------------------
                                                                                       SINCE OPTION
 VARIABLE INVESTMENT OPTIONS                     1 YEAR        5 YEARS     10 YEARS    INCEPTION+*
-------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              (29.90)%      (7.14)%         0.89%          8.27%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         (16.38)%        6.29%         9.92%         12.18%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               (25.30)%        0.19%          --            4.19%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                     (7.76)%       10.74%          --           11.34%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     (18.14)%        3.66%          --            5.99%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities      1.08%        2.16%          --            2.64%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance International                        (28.14)%      (6.77)%          --          (3.53)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                          (2.97)%        0.89%         0.96%          3.50%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       (28.76)%          --           --         (17.17)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                            1.20%        2.78%          --            2.90%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     (18.71)%          --           --            3.10%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                           (29.21)%          --           --         (30.63)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                            (20.85)%          --           --         (27.09)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                       (37.67)%          --           --         (50.88)%
-------------------------------------------------------------------------------------------------------------
EQ/Balanced                                       (8.28)%        5.25%         4.08%          7.08%
-------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                    (3.41)%          --           --          (4.73)%
-------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      --            --           --            1.60%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International                (25.88)%          --           --          (3.06)%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                      (8.20)%          --           --            0.21%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                   (8.19)%          --           --          (2.59)%
-------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       (11.14)%          --           --         (14.21)%
-------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              (17.71)%        6.54%          --           11.54%
-------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               (22.25)%          --           --         (14.41)%
-------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    (18.88)%          --           --         (14.51)%
-------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                         (2.57)%          --           --          (1.93)%
-------------------------------------------------------------------------------------------------------------
EQ/High Yield                                     (5.66)%      (4.36)%          --            1.30%
-------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        (27.82)%          --           --         (31.30)%
-------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                          10.31%          --           --          (3.36)%
-------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                     (1.13)%          --           --            8.56%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 (38.21)%          --           --            4.15%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           (21.28)%          --           --          (9.71)%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  (26.75)%          --           --            0.74%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  (12.69)%          --           --            0.32%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   (26.48)%          --           --          (2.89)%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                                (29.23)%          --           --          (2.99)%
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                               LENGTH OF PORTFOLIO PERIOD
                                                -------------------------------------------------------------
                                                                                          SINCE
                                                                                       PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                    3 YEARS        5 YEARS     10 YEARS   INCEPTION+**
-------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                             (12.32)%       (7.14)%         0.89%          8.27%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         (5.45)%         6.29%         9.92%          9.13%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               (7.62)%         0.19%         5.72%          5.74%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                      4.15%        10.74%          --           10.46%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     (3.10)%         3.66%         5.99%          9.33%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities     1.45%         2.16%         2.37%          3.12%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance International                       (10.71)%       (6.77)%          --          (2.48)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                           0.74%         0.89%         0.96%          3.50%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                           --            --           --         (14.92)%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                           1.49%         2.78%          --            2.25%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                       3.91%           --           --            5.60%
-------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                               --            --           --         (28.01)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                                --            --           --         (27.09)%
-------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                           --            --           --         (50.88)%
-------------------------------------------------------------------------------------------------------------
EQ/Balanced                                        0.21%         5.25%         4.08%          7.08%
-------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   (2.46)%           --           --            1.74%
-------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      --            --           --          (9.25)%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International                    --            --           --          (8.05)%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                         --            --           --          (0.31)%
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                      --            --           --          (2.37)%
-------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       (0.38)%           --           --         (14.21)%
-------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              (5.61)%         6.54%          --           10.99%
-------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                                   --            --           --         (10.94)%
-------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                        --            --           --         (14.51)%
-------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        (0.37)%           --           --          (0.41)%
-------------------------------------------------------------------------------------------------------------
EQ/High Yield                                    (7.95)%       (4.36)%         3.98%          4.28%
-------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                            --            --           --         (31.30)%
-------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                          8.50%           --           --            3.03%
-------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                      8.05%           --           --           10.20%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 (6.36)%           --           --            6.13%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                               --            --           --          (7.14)%
-------------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  (6.98)%           --           --            2.17%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  (4.59)%           --           --            1.47%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   (0.69)%           --           --            4.36%
-------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                               (10.75)%           --           --            3.07%
-------------------------------------------------------------------------------------------------------------




+   Unannualized if time since inception is less than one year

* The variable investment option inception dates are: EQ/Aggressive Stock and EQ/Balanced (1/27/86); EQ/Alliance Money Market (7/31/81); EQ/Alliance Common Stock (8/27/81); EQ/Equity 500 Index (6/1/94); EQ/Alliance Global, EQ/Alliance Growth and Income, EQ/Alliance Growth Investors, EQ/Alliance Quality Bond and EQ/High Yield (1/4/94); EQ/Alliance Intermediate Government Securities (6/1/94); EQ/Alliance International (9/1/95); EQ/Alliance Small Cap Growth, EQ/MFS Emerging Growth Companies, EQ/MFS Research, EQ/Mercury Basic Value Equity, EQ/Putnam Growth & Income Value, EQ/FI Small/Mid Cap Value (6/2/97); EQ/Emerging Markets Equity (8/20/97); EQ/Evergreen Omega, EQ/MFS Investors Trust, EQ/Alliance Premier Growth, EQ/Capital Guardian U.S. Equity, EQ/Capital Guardian International, EQ/Capital Guardian Research, EQ/Bernstein Diversified Value, EQ/Lazard Small Cap Value, EQ/Putnam International Equity, EQ/Putnam Voyager (8/30/99); EQ/Calvert
    Socially Responsible (9/1/99); EQ/Alliance Technology (5/22/00); EQ/Janus Large Cap Growth, EQ/FI Mid Cap, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive (9/1/00); EQ/Marsico Focus (10/22/01); AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value, AXA Premier VIP International Equity, AXA Premier VIP Technology, AXA Premier VIP Health Care, AXA Premier VIP Core Bond, EQ/International Equity Index, EQ/J.P. Morgan Core Bond and EQ/Small Company Index (January 14,
    2002). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2000.


** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on 10/18/99. The portfolio inception dates are:
    EQ/Aggressive Stock and EQ/Balanced (1/27/86); EQ/Alliance Common Stock (1/13/76); EQ/Equity 500 Index (3/1/94); EQ/Alliance Global (8/27/87);
    EQ/Alliance Growth and Income (10/1/93); EQ/Alliance Growth Investors (10/2/89); EQ/ High Yield (1/2/87); EQ/Alliance International (4/3/95); EQ/Alliance Money Market (7/13/81); EQ/Alliance Intermediate Government Securities (4/1/91); EQ/Alliance Quality Bond (10/1/93); EQ/Alliance Small Cap Growth, EQ/MFS Research, EQ/Mercury Basic Value Equity, EQ/Putnam Growth & Income Value, EQ/FI Small/Mid Cap Value, EQ/Putnam International Equity and EQ/Putnam Voyager (5/1/97); EQ/Emerging Markets Equity
    (8/20/97); EQ/Evergreen Omega and EQ/MFS Investors Trust (1/1/99); EQ/Bernstein Diversified Value, EQ/International Equity Index, EQ/J.P. Morgan Core Bond, EQ/Lazard Small Cap Value and EQ/Small Company Index (1/1/98); EQ/MFS Emerging Growth Companies (5/1/97);

    EQ/Alliance Premier Growth, EQ/Capital Guardian International, EQ/Capital Guardian Research and EQ/Capital Guardian U.S. Equity (5/1/99); EQ/Calvert Socially Responsible (9/1/ 99); EQ/Alliance Technology (5/1/00); EQ/Janus Large Cap Growth, EQ/FI Mid Cap, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive (9/1/00); EQ/Marsico Focus (August 31, 2001); AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth, AXA Premier VIP Small/Mid Cap Value, AXA Premier VIP International Equity, AXA Premier VIP Healthcare, AXA Premier VIP Core Bond and AXA Premier VIP Technology (December 31, 2001). No performance information is provided for portfolios and/or variable investment options with inception dates after December 31, 2000.


(15) CLARIFICATION OF VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are available and offered through a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. As stated in your prospectus, we deduct a fee of up to $350 from the amount to be applied to purchase a Variable Immediate Annuity payout option.

Appendix




--------------------------------------------------------------------------------


DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS:



--------------------------------------------------------------------------------------------------------
 PRODUCT NAME               PROSPECTUS DATES    SUPPLEMENT DATES
o EQUI-VEST(R) Express(SM) 5/1/00; 5/1/01      6/23/00; 9/1/00; 1/5/01; 2/9/01; 8/3/01; 9/1/01; 1/14/02
o EQUI-VEST(R)             5/1/00; 5/1/01      6/23/00; 9/1/00; 1/5/01; 2/9/01; 8/3/01; 9/1/01; 1/14/02
--------------------------------------------------------------------------------------------------------

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS




                                                                            PAGE
Unit Values                                                                 2
Calculation of Annuity Payments                                             2
The reorganization                                                          3
Custodian and independent accountants                                       3
EQ/Alliance Money Market option yield information                           3
Other yield information                                                     4
Distribution of the contracts                                               5
Financial statements                                                        5


HOW TO OBTAIN AN EQUI-VEST(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call 1-800-628-6673 or send this request form to:
 EQUI-VEST(R)
 Processing Office
 The Equitable Life
 P.O. Box 2996
 New York, NY 10116-2996

--------------------------------------------------------------------------------

Please send me an EQUI-VEST(R) Statement of Additional Information dated May 1, 2002.


Check one:

EQUI-VEST(R) Express(SM)                                          | |

EQUI-VEST(R) combination variable and fixed deferred annuity      | |


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City            State    Zip







888-1297 (5/02)

The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED MAY 1, 2002, TO THE EQUI-VEST ("SERIES 800") AND EQUI-VEST EXPRESS PROSPECTUSES
--------------------------------------------------------------------------------


This supplement, which is for use in the state of Washington ONLY, modifies certain information in the above-referenced Prospectuses. Unless otherwise indicated, all other information in the Prospectuses remains unchanged. The modifications are as follows:

(1) APPLICABLE TO SERIES 800 AND EQUI-VEST EXPRESS CONTRACTS:

    o All references to the "Fixed Maturity Options ("FMOs")" are deleted in their entirety. The contracts described in the above-referenced Prospectuses and Supplement do not offer FMOs.

(2) APPLICABLE TO SERIES 800 CONTRACTS ONLY:


    o All references to the "ratcheted death benefit" are deleted in their entirety. The contract described in the Series 800 Prospectus does not offer the ratcheted death benefit feature.


    o In "EQUI-VEST at a glance -- key features" under "Annuitant issue ages," all references to age "90" are changed to "85."


    o In "Contract features and benefits" under "How you can purchase and contribute to your contract," note the following changes:


        (1) Under each column heading entitled "Available for annuitant issue ages," the information presented is deleted in its entirety and replaced with the following:

            0 through 85

        (2) Under each column heading entitled "Limitations on contributions," the second and third bullets are deleted in their and entirety and replaced with the following single bullet:

            For annuitants age 84 through 85 at contract issue, additional contributions may be made up to one year beyond the annuitant's issue age.

        (3) The footnote, which is marked with an asterisk, immediately following the chart is deleted in its entirety and replaced with the following:

            * For traditional IRA contracts, the maximum issue age is 70, but we will issue up to age 85 if the contribution is a rollover contribution.

    o In "Accessing your money" under "Selecting an annuity payout option," paragraphs (i)-(iv) are deleted in their entirety and replaced with the following two paragraphs:

        (i) if the annuitant was not older than age 80 when the contract was issued, the contract anniversary that follows the annuitant's 90th birthday;

        (ii) if the annuitant was age 81 through 85 when the contract was issued, the contract anniversary that follows the annuitant's 95th birthday.


    o In "Charges and expenses" under "Annual administrative charge," the second paragraph is deleted in its entirety and replaced with the following:


        The charge is deducted pro rata from the variable investment options. If your account value is allocated 100% to the guaranteed interest option, the charge will be waived.


    o In "Charges and expenses" under "Withdrawal charges," the second sentence of the third paragraph is deleted and replaced with the following:


        In the case of surrenders, we will pay you the greater of (i) the cash value, or (ii) the free withdrawal amount plus 94% (95% in the fifth contract year if the annuitant was age 60 or over when the contract was issued) of the remaining account value.


                     FOR USE IN THE STATE OF WASHINGTON ONLY

Form Number 888-1326                                      Catalog Number 129481

                                                                    Job # X00359

    o In "Charges and expenses" the section entitled "Annuitant ages 86 through 90 when the contract is issued" is deleted in its entirety.



    o In "Charges and expenses" under "Disability, terminal illness, or confinement to nursing home," the last paragraph and two bullets are deleted in their entirety and replaced with the following heading and two bullets:


        For NQ, Traditional IRA, QP IRA and Roth IRA contracts, the withdrawal charge also does not apply in the following circumstances:

        o   after five contract years and the annuitant is at least age 59-1/2;
            or

        o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.


                    FOR USE IN THE STATE OF WASHINGTON ONLY

EQUI-VEST(R)
A Combination Variable and Fixed Deferred
Annuity Contract


Statement of Additional Information
Dated May 1, 2002


THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Prospectus for EQUI-VEST(R), dated May 1, 2002. That Prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of Equitable Life's Separate Account A. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (P.O. Box 2996, New York, NY 10116-2996), by calling toll free, 1-800-628-6673, or by contacting your financial professional.


TABLE OF CONTENTS


Unit Values                                            2
Calculation of Annuity Payments                        2
The Reorganization                                     3
Custodian and Independent Accountants                  3
EQ/Alliance Money Market Option Yield Information      4
Other Yield Information                                4
Distribution of the Contracts                          5
Financial Statements                                   5



    Copyright 2002. The Equitable Life Assurance Society of the United States
                 New York, New York 10104. All rights reserved.


888-1260                                                        E3821-Series 800

------  ------------------------------------------------------------------------
  2

UNIT VALUES


Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for EQUI-VEST(R) may vary. The method of calculating unit values is set forth below.


The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

     (a/b)- c

     where:


(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by EQ Advisors Trust or AXA Premier VIP Trust, as applicable (the "Trusts"). This share value is after deduction for investment advisory fees and direct expenses of such Trust.


(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.

CALCULATION OF ANNUITY PAYMENTS


The calculation of monthly annuity payments under a contract takes into account the number of annuity units of each variable investment option credited under a contract, their respective annuity unit values, and a net investment factor. The annuity unit values used for EQUI-VEST(R) may vary, although the method of calculating annuity unit values set forth below applies to all contracts. Annuity unit values will also vary by variable investment option.


For each valuation period, the adjusted net investment factor is equal to the net investment factor for the variable investment option reduced for each day in the valuation period by:

o .00013366 of the net investment factor for a contract with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the net investment factor for a contract with an assumed base rate of net investment return of 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

The assumed base rate will be 5%, except in states where that rate is not permitted. Annuity payments based upon an assumed base rate of 3 1/2% will at first be smaller than those based upon a 5% assumed base rate. Payments based upon a 3 1/2% rate, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those based upon a 5% rate.

The amounts of variable annuity payments are determined as follows:


Payments normally start on the business day specified on your election form, or on such other future date as specified therein. The first three monthly payments are the same. The initial payment will be calculated using the basis guaranteed in the applicable EQUI-VEST(R) contract or our current basis, whichever would provide the higher initial benefit.

-------------------------------------------------------------------     --------
                                                                            3

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three will vary according to the investment performance of the variable investment option(s) selected to fund the variable payments. After that, each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the valuation period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month.

ILLUSTRATION OF CALCULATION OF ANNUITY PAYMENTS


To show how we determine variable annuity payments, assume that the account value for an EQUI-VEST(R) contract on a retirement date is enough to fund an annuity with a monthly payment of $100 and that the annuity unit value of the selected variable investment option for the valuation period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the contract would be 26.74 (100 divided by 3.74 = 26.74). Based on a hypothetical average annuity unit value of $3.56 in October 2001, the annuity payment due in December 2001 would be $95.19 (the number of units (26.74) times $3.56).



THE REORGANIZATION

Equitable Life established Separate Account A as a stock account on August 1, 1968. It was one of four separate investment accounts used to fund retirement benefits under variable annuity certificates issued by us. Each of these separate accounts, which included the predecessors to the EQ/Alliance Money Market Fund, EQ/Balanced Fund, EQ/Alliance Common Stock Fund and EQ/Aggressive Stock Fund, was organized as an open-end management investment company with its own investment objectives and policies. Collectively these separate accounts, as well as two other separate accounts which had been used to fund retirement benefits under certain other annuity contracts, are called the "predecessor separate accounts."

On December 18, 1987, the predecessor separate accounts were combined in part and reorganized into the EQ/Alliance Money Market, EQ/Balanced, EQ/Alliance Common Stock and EQ/Aggressive Stock Funds of Separate Account A. In connection with the Reorganization, all of the assets and investment-related liabilities of the predecessor separate accounts were transferred to a corresponding portfolio of The Equitable Trust in exchange for shares of the portfolios of The Equitable Trust, which were issued to these corresponding Funds of Separate Account A. On September 6, 1991, all of the shares of The Equitable Trust held by these Funds were replaced by shares of Portfolios of The Hudson River Trust corresponding to these Funds of Separate Account A. On October 18, 1999, the portfolios of The Hudson River Trust were transferred to EQ Advisors Trust.

CUSTODIAN AND INDEPENDENT ACCOUNTANTS


Equitable Life is the custodian for the shares of the Trusts owned by Separate Account A.

The financial statement of Separate Account A as of December 31, 2001 and for the periods ended December 31, 2001 and 2000, and the consolidated financial statements of Equitable Life as of December 31, 2001 and 2000 and for each of the three years ended December 31, 2001 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in auditing and accounting.

-----   ------------------------------------------------------------------------
  4

EQ/ALLIANCE MONEY MARKET OPTION YIELD INFORMATION

The EQ/Alliance Money Market option calculates yield information for seven-day periods. To determine the seven-day rate of return, the net change in a unit value is computed by subtracting the unit value at the beginning of the period from the unit value, exclusive of capital changes, at the end of the period.


The net change is then reduced by the average administrative charge factor for your contract. This reduction is made to recognize the deduction of the annual administrative charge, which is not reflected in the unit value. See the applicable "Annual administrative charge" section under "Charges and expenses" in the Prospectus. Unit values reflect all other accrued expenses of the EQ/Alliance Money Market option.


The adjusted net change is divided by the unit value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.


The actual dollar amount of the annual administrative charge for EQUI-VEST(R) that is deducted from the EQ/Alliance Money Market option will vary for each contract and the percentage of the aggregate account value allocated to the EQ/Alliance Money Market option. To determine the effect of the annual administrative charge on the yield, we start with the actual aggregate annual administrative charges, as a percentage of total assets held under EQUI-VEST(R). This amount is multiplied by 365/7 to produce an average administrative charge factor which is used in weekly yield computations for the ensuing year. The average administrative charge is then divided by the number of EQ/Alliance Money Market option units for the EQUI-VEST(R) contract as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in unit value for the seven-day period.


The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the EQ/Alliance Money Market option's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/7 - 1. The EQ/Alliance Money Market option yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of units of the EQ/Alliance Money Market option will fluctuate and not remain constant.


The EQ/Alliance Money Market option yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. EQ/Alliance Money Market option yields should not be compared to the return on fixed-rate investments which guarantee rates of interest for specified periods, such as the guaranteed interest options or bank deposits. The yield should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis.

The seven-day current yield for the EQ/Alliance Money Market option was 0.18% for EQUI-VEST(R) contracts for the period ended December 31, 2001. The effective yield for the EQ/Alliance Money Market option for that period was 0.18% for EQUI-VEST(R) contracts. Because these yields reflect the deduction of Separate Account A expenses, including the annual administrative charge, they are lower than the corresponding yield figures for the EQ/Alliance Money Market Portfolio which reflect only the deduction of Trust-level expenses.


OTHER YIELD INFORMATION


We calculate 30-day yield information for the EQ/Alliance Quality Bond and EQ/High Yield Funds. We derive the 30-day rate of return from the actual change in the share value reported to us by the Trusts. This amount does not include capital changes of the variable investment option's

------------------------------------------------------------------      --------
                                                                            5

shares of the corresponding portfolio during the period. We reduce the net change by (a) the daily charges we deduct from your variable investment options for contract expenses times the number of calendar days in the period, and (b) the annual administrative charge.


The effective yield is obtained by giving effect to the compounding nature of the variable investment option's investments, as follows: the sum of the 30-day adjusted return, plus one, is raised to a power equal to 365 divided by 30, and subtracting one from the result.


The effective yields for EQUI-VEST(R) contracts for the 30-day period ended December 31, 2001 were 2.84% for the EQ/Alliance Quality Bond option and 9.83% for the EQ/High Yield option. Because these yields reflect the deduction of Separate Account A expenses, including the annual administrative charge, they are lower than the yield figures for the corresponding portfolios which reflect only the deduction of Trust-level expenses.

DISTRIBUTION OF THE CONTRACTS

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account A, Equitable Life paid AXA Advisors a fee of $325,380 for each of the years 2001, 2000 and 1999. In 2001, Equitable Life paid AXA Advisors, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account A, $543,488,990 in 2001 and $666,577,890 in 2000. Of these amounts, AXA Advisors retained $277,057,837 and $385,314,054 respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of Equitable Life included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the contracts.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A


INDEX TO FINANCIAL STATEMENTS


Report of Independent Accountants.......................................  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2001..............  FSA-3
   Statements of Operations for the Year Ended December 31, 2001........  FSA-15
   Statements of Changes in Net Assets for the Years Ended December
    31, 2001 and 2000...................................................  FSA-21
   Notes to Financial Statements........................................  FSA-31


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants.......................................     F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2001 and 2000..............     F-2
Consolidated Statements of Earnings, Years Ended December 31,
    2001, 2000 and 1999.................................................     F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2001, 2000 and 1999...............     F-4
   Consolidated Statements of Cash Flows, Years Ended December
    31, 2001, 2000 and 1999.............................................     F-5
   Notes to Consolidated Financial Statements...........................     F-7


                                     FSA-1

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account A of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account A at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2001 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 6, 2002

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                    EQ/Aggressive      EQ/Alliance     EQ/Alliance
                                                        Stock         Common Stock       Global
                                                   --------------    --------------    ------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................  $1,486,162,651    $6,085,269,353    $612,112,599
Receivable for Trust shares sold ................       8,177,850         3,381,866         727,658
Receivable for policy-related transactions ......              --                --              --
                                                   --------------    --------------    ------------
  Total assets ..................................   1,494,340,501     6,088,651,219     612,840,257
                                                   --------------    --------------    ------------
Liabilities:
Payable for Trust shares purchased ..............              --                --              --
Payable for policy-related transactions .........       7,769,876         3,684,635         765,333
                                                   --------------    --------------    ------------
  Total liabilities .............................       7,769,876         3,684,635         765,333
                                                   --------------    --------------    ------------
Net Assets ......................................  $1,486,570,625    $6,084,966,584    $612,074,924
                                                   ==============    ==============    ============
Net Assets:
Accumulation Units ..............................  $1,482,726,536    $6,048,249,943    $610,575,012
Contracts in payout (annuitization) period.......       2,944,980        32,958,917       1,152,006
Retained by Equitable Life in Separate
 Account A ......................................         899,109         3,757,724         347,906
                                                   --------------    --------------    ------------
Total net assets ................................  $1,486,570,625    $6,084,966,584    $612,074,924
                                                   ==============    ==============    ============
Investments in shares of The Trust, at cost......  $2,098,376,124    $7,530,438,601    $876,897,043
Trust shares held
 Class A ........................................      64,604,713       379,794,763      39,194,381
 Class B ........................................         484,251         7,929,903       2,235,802

                                                                                                          EQ/Alliance
                                                                                                          Intermediate
                                                      EQ/Alliance         EQ/Alliance     EQ/Alliance     Government
                                                   Growth and Income   Growth Investors    High Yield     Securities
                                                   -----------------   ----------------   ------------    ------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................    $1,171,654,705      $824,398,077     $119,699,061    $115,895,610
Receivable for Trust shares sold ................                --                --          833,819              --
Receivable for policy-related transactions.......           367,240                --               --         671,525
                                                     --------------      ------------     ------------    ------------
  Total assets ..................................     1,172,021,945       824,398,077      120,532,880     116,567,135
                                                     --------------      ------------     ------------    ------------
Liabilities:
Payable for Trust shares purchased ..............           407,864            26,499               --         143,197
Payable for policy-related transactions .........                --            35,685          833,707              --
                                                     --------------      ------------     ------------    ------------
  Total liabilities .............................           407,864            62,184          833,707         143,197
                                                     --------------      ------------     ------------    ------------
Net Assets ......................................    $1,171,614,081      $824,335,893     $119,699,173    $116,423,938
                                                     ==============      ============     ============    ============
Net Assets:
Accumulation Units ..............................    $1,164,628,523      $820,150,169     $118,825,093    $115,651,668
Contracts in payout (annuitization) period ......         6,681,016         3,930,396          610,840         389,312
Retained by Equitable Life in Separate
 Account A ......................................           304,542           255,328          263,240         382,958
                                                     --------------      ------------     ------------    ------------
Total net assets ................................    $1,171,614,081      $824,335,893     $119,699,173    $116,423,938
                                                     ==============      ============     ============    ============
Investments in shares of The Trust, at cost......    $1,224,504,376      $930,116,726     $161,757,242    $116,689,853
Trust shares held
 Class A ........................................        64,713,117        47,742,845       20,366,455       9,594,514
 Class B ........................................         6,053,382         2,473,207        1,551,560       2,151,604

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                      EQ/Aggressive    EQ/Alliance     EQ/Alliance
                                                           Stock       Common Stock      Global
                                                      -------------    ------------    -----------
Units outstanding (000's):
Old Contracts 0.74% .............................               --            185             --
EQUIPLAN Contracts 0.74% ........................               --             55             --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................           16,058         14,197          3,331
Momentum Contracts 1.34% and 1.49% ..............              870            424            134
Momentum Plus Contracts 1.35% ...................              495            561            190
Momentum Plus Contracts 1.00% ...................               --             --             --
Momentum Plus Contracts .90% ....................               --             --             --
Equivest Series 300 and 400 Contracts 1.35% .....            2,242          5,579             --
Equivest Series 500 Contracts 1.45% .............                5             27              3
Equivest Series 600 and 800 Contracts 1.20% .....              100            944            235
Equivest Vantage Contracts .90% .................               35             54              5
Equivest Express Series 700 Contracts .95% ......               33            387            162
Unit value:
Old Contracts 0.74% .............................         $     --        $ 385.79       $    --
EQUIPLAN Contracts 0.74% ........................         $     --        $ 417.89       $    --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................         $  67.13        $ 299.82       $ 157.88
Momentum Contracts 1.34% and 1.49% ..............         $  67.13        $ 299.82       $ 157.88
Momentum Plus Contracts 1.35% ...................         $ 126.48        $ 244.28       $ 160.66
Momentum Plus Contracts 1.00% ...................         $ 102.74        $ 192.76       $ 135.44
Momentum Plus Contracts .90% ....................         $  89.45        $ 178.39       $ 129.23
Equivest Series 300 and 400 Contracts 1.35% .....         $ 120.13        $ 233.80       $    --
Equivest Series 500 Contracts 1.45% .............         $  66.89        $  94.82       $  84.81
Equivest Series 600 and 800 Contracts 1.20% .....         $  66.90        $  94.83       $  84.81
Equivest Vantage Contracts .90% .................         $  67.82        $  97.85       $  88.80
Equivest Express Series 700 Contracts .95% ......         $  71.46        $  83.37       $  75.87

                                                                                                                 EQ/Alliance
                                                                                                                Intermediate
                                                         EQ/Alliance         EQ/Alliance         EQ/Alliance     Government
                                                      Growth and Income   Growth Investors       High Yield      Securities
                                                      -----------------   ----------------       -----------    ------------
Units outstanding (000's):
Old Contracts 0.74% .............................              --                  --                 --               --
EQUIPLAN Contracts 0.74% ........................              --                  --                 --               40
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................           3,789               3,967                770              587
Momentum Contracts 1.34% and 1.49% ..............             124                 140                 31               20
Momentum Plus Contracts 1.35% ...................             149                 234                 52               33
Momentum Plus Contracts 1.00% ...................              --                  --                 --               --
Momentum Plus Contracts .90% ....................              --                  --                 --               --
Equivest Series 300 and 400 Contracts 1.35% .....              --                  --                 --               --
Equivest Series 500 Contracts 1.45% .............               6                   3                  1               --
Equivest Series 600 and 800 Contracts 1.20% .....             526                 280                 49              112
Equivest Vantage Contracts .90% .................               5                   2                  1               --
Equivest Express Series 700 Contracts .95% ......             300                 133                 51               68
Unit value:
Old Contracts 0.74% .............................         $    --             $    --            $    --       $       --
EQUIPLAN Contracts 0.74% ........................         $    --             $    --            $    --       $    68.67
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................         $ 262.05            $ 179.41           $ 128.74      $   143.62
Momentum Contracts 1.34% and 1.49% ..............         $ 262.05            $ 179.41           $ 128.74      $   143.62
Momentum Plus Contracts 1.35% ...................         $ 262.37            $ 181.41           $ 137.35      $   138.49
Momentum Plus Contracts 1.00% ...................         $ 229.84            $ 160.03           $ 121.40      $   137.45
Momentum Plus Contracts .90% ....................         $ 216.44            $ 150.59           $ 111.46      $      --
Equivest Series 300 and 400 Contracts 1.35% .....         $    --             $    --            $    --       $      --
Equivest Series 500 Contracts 1.45% .............         $ 125.48            $ 100.91           $  76.09      $   116.92
Equivest Series 600 and 800 Contracts 1.20% .....         $ 125.48            $ 100.93           $  76.09      $   116.93
Equivest Vantage Contracts .90% .................         $ 128.51            $ 103.75           $  77.17      $   118.06
Equivest Express Series 700 Contracts .95% ......         $ 109.04            $  89.58           $  89.40      $   115.71

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                    EQ/Alliance     EQ/Alliance     EQ/Alliance
                                                   International   Money Market   Premier Growth
                                                   -------------   ------------   --------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................  $104,467,745    $208,281,956    $253,849,063
Receivable for Trust shares sold ................       250,360              --       1,452,621
Receivable for policy-related transactions ......            --       1,769,590              --
                                                   ------------    ------------    ------------
  Total assets ..................................   104,718,105     210,051,546     255,301,684
                                                   ------------    ------------    ------------
Liabilities:
Payable for Trust shares purchased ..............            --       1,527,394              --
Payable for policy-related transactions .........       246,458              --       1,453,163
                                                   ------------    ------------    ------------
  Total liabilities .............................       246,458       1,527,394       1,453,163
                                                   ------------    ------------    ------------
Net Assets ......................................  $104,471,647    $208,524,152    $253,848,521
                                                   ============    ============    ============
Net Assets:
Accumulation Units ..............................  $103,736,733    $206,321,548    $253,553,095
Contracts in payout (annuitization) period ......       683,957       1,028,315              --
Retained by Equitable Life in Separate
 Account A ......................................        50,957       1,174,289         295,426
                                                   ------------    ------------    ------------
Total net assets ................................  $104,471,647    $208,524,152    $253,848,521
                                                   ============    ============    ============
Investments in shares of The Trust, at cost .....  $110,806,878    $212,647,210    $302,754,543
Trust shares held
 Class A ........................................    12,150,056      15,864,609              --
 Class B ........................................       868,636       4,238,707      34,718,434

                                               EQ/Alliance      EQ/Alliance      EQ/Alliance
                                              Quality Bond   Small Cap Growth     Technology
                                             -------------- ------------------ ---------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................  $169,674,939     $337,807,755     $107,389,300
Receivable for Trust shares sold ................            --               --          600,241
Receivable for policy-related transactions ......       516,585          306,543               --
                                                   ------------     ------------     ------------
  Total assets ..................................   170,191,524      338,114,298      107,989,541
                                                   ------------     ------------     ------------
Liabilities:
Payable for Trust shares purchased ..............       529,162          353,375               --
Payable for policy-related transactions .........            --               --          600,935
                                                   ------------     ------------     ------------
  Total liabilities .............................       529,162          353,375          600,935
                                                   ------------     ------------     ------------
Net Assets ......................................  $169,662,362     $337,760,923     $107,388,606
                                                   ============     ============     ============
Net Assets:
Accumulation Units ..............................  $168,772,073     $336,670,857     $107,012,273
Contracts in payout (annuitization) period ......       753,584          943,935               --
Retained by Equitable Life in Separate
 Account A ......................................       136,705          146,131          376,333
                                                   ------------     ------------     ------------
Total net assets ................................  $169,662,362     $337,760,923     $107,388,606
                                                   ============     ============     ============
Investments in shares of The Trust, at cost .....  $172,395,773     $396,646,888     $112,228,755
Trust shares held
 Class A ........................................    14,594,336       23,549,288              500
 Class B ........................................     2,714,826        2,662,488       21,297,708

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                     EQ/Alliance      EQ/Alliance     EQ/Alliance      EQ/Alliance
                                                    International    Money Market   Premier Growth     Quality Bond
                                                    -------------    ------------   --------------     ------------
Units outstanding (000's):
Old Contracts 0.74% .............................          --                90              --                --
EQUIPLAN Contracts 0.74% ........................          --                --              --                --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................         945             1,796           2,788               899
Momentum Contracts 1.34% and 1.49% ..............          41               453              44                21
Momentum Plus Contracts 1.35% ...................          58               220              25                40
Momentum Plus Contracts 1.00% ...................          --                --              --                --
Momentum Plus Contracts .90% ....................          --                --               1                --
Equivest Series 300 and 400 Contracts 1.35% .....          --               395              --                --
Equivest Series 500 Contracts 1.45% .............           1                --               2                --
Equivest Series 600 and 800 Contracts 1.20% .....          45               125             438               112
Equivest Vantage Contracts .90% .................           1                 1              --                 1
Equivest Express Series 700 Contracts .95% ......          48               270             305               113
Unit value:
Old Contracts 0.74% .............................      $   --          $  41.81          $   --           $    --
EQUIPLAN Contracts 0.74% ........................      $   --          $    --           $   --           $    --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $ 92.48         $  33.96          $ 70.28          $ 147.79
Momentum Contracts 1.34% and 1.49% ..............      $ 92.48         $  33.96          $ 70.28          $ 147.79
Momentum Plus Contracts 1.35% ...................      $ 92.42         $ 134.30          $ 70.27          $ 155.87
Momentum Plus Contracts 1.00% ...................      $ 94.20         $ 129.24          $ 70.86          $ 145.26
Momentum Plus Contracts .90% ....................      $ 91.34         $    --           $ 71.03          $    --
Equivest Series 300 and 400 Contracts 1.35% .....      $   --          $ 133.66          $   --           $    --
Equivest Series 500 Contracts 1.45% .............      $ 72.82         $ 112.74          $ 70.10          $ 117.34
Equivest Series 600 and 800 Contracts 1.20% .....      $ 72.66         $ 112.74          $ 70.52          $ 117.42
Equivest Vantage Contracts .90% .................      $ 76.02         $ 114.06          $ 70.28          $ 118.44
Equivest Express Series 700 Contracts .95% ......      $ 73.27         $ 109.30          $ 70.94          $ 117.07

                                                      EQ/Alliance       EQ/Alliance
                                                   Small Cap Growth     Technology
                                                   ----------------     -----------
Units outstanding (000's):
Old Contracts 0.74% .............................           --                --
EQUIPLAN Contracts 0.74% ........................           --                --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................        1,988             1,757
Momentum Contracts 1.34% and 1.49% ..............           56                32
Momentum Plus Contracts 1.35% ...................           50                14
Momentum Plus Contracts 1.00% ...................           --                --
Momentum Plus Contracts .90% ....................           --                --
Equivest Series 300 and 400 Contracts 1.35% .....           --                --
Equivest Series 500 Contracts 1.45% .............           --                 1
Equivest Series 600 and 800 Contracts 1.20% .....          166               196
Equivest Vantage Contracts .90% .................            2                 2
Equivest Express Series 700 Contracts .95% ......          129               168
Unit value:
Old Contracts 0.74% .............................      $    --            $   --
EQUIPLAN Contracts 0.74% ........................      $    --            $   --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $ 144.40           $ 49.27
Momentum Contracts 1.34% and 1.49% ..............      $ 144.40           $ 49.27
Momentum Plus Contracts 1.35% ...................      $ 144.34           $ 49.26
Momentum Plus Contracts 1.00% ...................      $ 146.75           $ 49.57
Momentum Plus Contracts .90% ....................      $ 147.44           $   --
Equivest Series 300 and 400 Contracts 1.35% .....      $    --            $   --
Equivest Series 500 Contracts 1.45% .............      $ 105.52           $ 49.18
Equivest Series 600 and 800 Contracts 1.20% .....      $ 105.51           $ 49.39
Equivest Vantage Contracts .90% .................      $ 106.88           $ 49.65
Equivest Express Series 700 Contracts .95% ......      $ 126.52           $ 49.61

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                    EQ/AXP
                                                   EQ/AXP New      Strategy
                                                   Dimensions     Aggressive    EQ/Balanced
                                                   -----------    ----------   --------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................  $ 9,614,941    $6,946,261   $1,338,288,842
Receivable for Trust shares sold ................       41,588            --          834,950
Receivable for policy-related transactions ......           --         1,522               --
                                                   -----------    ----------   --------------
  Total assets ..................................    9,656,529     6,947,783    1,339,123,792
                                                   -----------    ----------   --------------
Liabilities:
Payable for Trust shares purchased ..............           --         1,522               --
Payable for policy-related transactions .........       46,384            --        2,184,802
                                                   -----------    ----------   --------------
  Total liabilities .............................       46,384         1,522        2,184,802
                                                   -----------    ----------   --------------
Net Assets ......................................  $ 9,610,145    $6,946,261   $1,336,938,990
                                                   ===========    ==========   ==============
Net Assets:
Accumulation Units ..............................  $ 9,249,426    $6,732,478   $1,333,483,296
Contracts in payout (annuitization) period ......           --            --        2,829,759
Retained by Equitable Life in Separate
 Account A ......................................      360,719       213,783          625,935
                                                   -----------    ----------   --------------
Total net assets ................................  $ 9,610,145    $6,946,261   $1,336,938,990
                                                   ===========    ==========   ==============
Investments in shares of The Trust, at cost .....  $10,230,071    $7,644,701   $1,503,069,065
Trust shares held
 Class A ........................................           --            --       88,864,502
 Class B ........................................    1,371,377     1,675,460        3,334,629

                                                                        EQ/Calvert    EQ/Capital
                                                      EQ/Bernstein       Socially      Guardian
                                                   Diversified Value   Responsible   International
                                                   -----------------  ------------   -------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................     $161,668,119     $4,809,436      $173,183
Receivable for Trust shares sold ................               --             --            --
Receivable for policy-related transactions ......          292,145          1,200         2,575
                                                      ------------     ----------      --------
  Total assets ..................................      161,960,264      4,810,636       175,758
                                                      ------------     ----------      --------
Liabilities:
Payable for Trust shares purchased ..............          366,007          1,200            99
Payable for policy-related transactions .........               --             --            --
                                                      ------------     ----------      --------
  Total liabilities .............................          366,007          1,200            99
                                                      ------------     ----------      --------
Net Assets ......................................     $161,594,257     $4,809,436      $175,659
                                                      ============     ==========      ========
Net Assets:
Accumulation Units ..............................     $161,365,788     $3,009,639      $172,728
Contracts in payout (annuitization) period ......               --             --            --
Retained by Equitable Life in Separate
 Account A ......................................          228,469      1,799,797         2,931
                                                      ------------     ----------      --------
Total net assets ................................     $161,594,257     $4,809,436      $175,659
                                                      ============     ==========      ========
Investments in shares of The Trust, at cost .....     $166,303,936     $5,401,176      $191,188
Trust shares held
 Class A ........................................               --             --            --
 Class B ........................................       13,733,543        601,603        19,743

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                     EQ/AXP
                                                     EQ/AXP New     Strategy
                                                     Dimensions    Aggressive    EQ/Balanced
                                                    ------------   ----------    -----------
Units outstanding (000's):
Old Contracts 0.74% .............................          --           --             --
EQUIPLAN Contracts 0.74% ........................          --           --             --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................         105          113         19,822
Momentum Contracts 1.34% and 1.49% ..............          --           --            660
Momentum Plus Contracts 1.35% ...................          --           --            222
Momentum Plus Contracts 1.00% ...................          --           --             --
Momentum Plus Contracts .90% ....................          --           --             --
Equivest Series 300 and 400 Contracts 1.35% .....          --           --          1,334
Equivest Series 500 Contracts 1.45% .............          --           --              4
Equivest Series 600 and 800 Contracts 1.20% .....          14           24            287
Equivest Vantage Contracts .90% .................          --           --             22
Equivest Express Series 700 Contracts .95% ......          14           28            136
Unit value:
Old Contracts 0.74% .............................      $   --       $   --        $    --
EQUIPLAN Contracts 0.74% ........................      $   --       $   --        $    --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $ 69.07      $ 40.77      $  49.61
Momentum Contracts 1.34% and 1.49% ..............      $ 69.07      $ 40.77      $  49.61
Momentum Plus Contracts 1.35% ...................      $ 69.06      $ 40.77      $ 173.76
Momentum Plus Contracts 1.00% ...................      $ 69.39      $ 40.96      $ 168.25
Momentum Plus Contracts .90% ....................      $   --       $   --       $ 159.46
Equivest Series 300 and 400 Contracts 1.35% .....      $   --       $   --       $ 172.66
Equivest Series 500 Contracts 1.45% .............      $ 68.97      $ 40.71      $ 111.81
Equivest Series 600 and 800 Contracts 1.20% .....      $ 69.20      $ 40.85      $ 111.79
Equivest Vantage Contracts .90% .................      $ 69.48      $ 41.02      $ 114.50
Equivest Express Series 700 Contracts .95% ......      $ 69.43      $ 40.99      $ 102.76

                                                                         EQ/Calvert      EQ/Capital
                                                       EQ/Bernstein       Socially        Guardian
                                                    Diversified Value   Responsible     International
                                                    -----------------   -----------     -------------
Units outstanding (000's):
Old Contracts 0.74% .............................            --                --               --
EQUIPLAN Contracts 0.74% ........................            --                --               --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................         1,544                33               --
Momentum Contracts 1.34% and 1.49% ..............            19                --                1
Momentum Plus Contracts 1.35% ...................            --                --                1
Momentum Plus Contracts 1.00% ...................            --                --               --
Momentum Plus Contracts .90% ....................            --                --               --
Equivest Series 300 and 400 Contracts 1.35% .....            --                --               --
Equivest Series 500 Contracts 1.45% .............             1                --               --
Equivest Series 600 and 800 Contracts 1.20% .....            71                --               --
Equivest Vantage Contracts .90% .................             1                --               --
Equivest Express Series 700 Contracts .95% ......            45                --               --
Unit value:
Old Contracts 0.74% .............................      $     --            $   --        $      --
EQUIPLAN Contracts 0.74% ........................      $     --            $   --        $      --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $  94.39            $ 86.73       $      --
Momentum Contracts 1.34% and 1.49% ..............      $  94.39            $ 86.73       $    80.71
Momentum Plus Contracts 1.35% ...................      $  94.36            $ 86.71       $    80.69
Momentum Plus Contracts 1.00% ...................      $  95.16            $ 87.44       $    81.37
Momentum Plus Contracts .90% ....................      $    --             $ 87.65       $    81.56
Equivest Series 300 and 400 Contracts 1.35% .....      $    --             $   --        $      --
Equivest Series 500 Contracts 1.45% .............      $ 100.70            $   --        $      --
Equivest Series 600 and 800 Contracts 1.20% .....      $  94.71            $ 87.02       $      --
Equivest Vantage Contracts .90% .................      $  95.39            $ 87.65       $      --
Equivest Express Series 700 Contracts .95% ......      $ 101.04            $   --        $      --

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                      EQ/Capital             EQ/Capital
                                                  Guardian Research    Guardian U.S. Equity
                                                  -----------------    --------------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................     $14,923,115           $12,822,331
Receivable for Trust shares sold ................              --               191,880
Receivable for policy-related transactions ......          26,000                    --
                                                      -----------           -----------
  Total assets ..................................      14,949,115            13,014,211
                                                      -----------           -----------
Liabilities:
Payable for Trust shares purchased ..............          26,000                    --
Payable for policy-related transactions .........              --               194,356
                                                      -----------           -----------
  Total liabilities .............................          26,000               194,356
                                                      -----------           -----------
Net Assets ......................................     $14,923,115           $12,819,855
                                                      ===========           ===========
Net Assets:
Accumulation Units ..............................     $14,879,283           $12,772,550
Contracts in payout (annuitization) period ......              --                    --
Retained by Equitable Life in Separate
 Account A ......................................          43,832                47,305
                                                      -----------           -----------
Total net assets ................................     $14,923,115           $12,819,855
                                                      ===========           ===========
Investments in shares of The Trust, at cost .....     $14,756,486           $12,513,038
Trust shares held
 Class A ........................................              --                    --
 Class B ........................................       1,365,123             1,254,653

                                                    EQ/Emerging     EQ/Equity 500    EQ/Evergreen
                                                   Markets Equity        Index            Omega      EQ/FI Mid Cap
                                                   --------------   -------------    ------------    -------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................    $61,643,621    $1,162,112,505     $3,655,706    $51,996,043
Receivable for Trust shares sold ................        637,353         1,553,366             --        500,798
Receivable for policy-related transactions ......             --                --         68,535             --
                                                     -----------    --------------     ----------    -----------
  Total assets ..................................     62,280,974     1,163,665,871      3,724,241     52,496,841
                                                     -----------    --------------     ----------    -----------
Liabilities:
Payable for Trust shares purchased ..............             --                --         68,535             --
Payable for policy-related transactions .........        640,176         1,596,737             --        500,798
                                                     -----------    --------------     ----------    -----------
  Total liabilities .............................        640,176         1,596,737         68,535        500,798
                                                     -----------    --------------     ----------    -----------
Net Assets ......................................    $61,640,798    $1,162,069,134     $3,655,706    $51,996,043
                                                     ===========    ==============     ==========    ===========
Net Assets:
Accumulation Units ..............................    $61,573,846    $1,155,947,864     $3,627,565    $51,917,454
Contracts in payout (annuitization) period ......             --         5,632,376             --             --
Retained by Equitable Life in Separate
 Account A ......................................         66,952           488,893         28,141         78,589
                                                     -----------    --------------     ----------    -----------
Total net assets ................................    $61,640,798    $1,162,069,134     $3,655,706    $51,996,043
                                                     ===========    ==============     ==========    ===========
Investments in shares of The Trust, at cost .....    $55,990,824    $1,288,268,824     $3,792,869    $52,238,956
Trust shares held
 Class A ........................................             --        50,565,170             --             --
 Class B ........................................     10,977,954         2,147,705        457,675      5,998,823

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                        EQ/Capital           EQ/Capital          EQ/Emerging      EQ/Equity 500
                                                    Guardian Research   Guardian U.S. Equity    Markets Equity        Index
                                                    -----------------   --------------------    --------------    -------------
Units outstanding (000's):
Old Contracts 0.74% .............................             --                  --                      --              --
EQUIPLAN Contracts 0.74% ........................             --                  --                      --              --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................             95                  96                     850           4,083
Momentum Contracts 1.34% and 1.49% ..............              2                   1                      20             151
Momentum Plus Contracts 1.35% ...................             --                  --                      16             203
Momentum Plus Contracts 1.00% ...................             --                  --                      --              --
Momentum Plus Contracts .90% ....................             --                  --                      --              --
Equivest Series 300 and 400 Contracts 1.35% .....             --                  --                      --              --
Equivest Series 500 Contracts 1.45% .............             --                  --                       1              11
Equivest Series 600 and 800 Contracts 1.20% .....             31                  21                      44             367
Equivest Vantage Contracts .90% .................             --                  --                      --               7
Equivest Express Series 700 Contracts .95% ......              9                   9                      35             139
Unit value:
Old Contracts 0.74% .............................      $      --           $      --                $     --         $    --
EQUIPLAN Contracts 0.74% ........................      $      --           $      --                $     --         $    --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $   107.86          $   100.43               $  61.12         $ 249.66
Momentum Contracts 1.34% and 1.49% ..............      $   107.86          $   100.43               $  61.12         $ 249.66
Momentum Plus Contracts 1.35% ...................      $   107.84          $   100.40               $  92.15         $ 249.47
Momentum Plus Contracts 1.00% ...................      $   108.75          $   101.49               $  93.29         $ 200.73
Momentum Plus Contracts .90% ....................      $   109.00          $   101.25               $  93.62         $ 177.65
Equivest Series 300 and 400 Contracts 1.35% .....      $      --           $      --                $    --          $    --
Equivest Series 500 Contracts 1.45% .............      $   107.58          $   100.16               $  86.72         $  95.12
Equivest Series 600 and 800 Contracts 1.20% .....      $   108.22          $   100.76               $  87.48         $  95.13
Equivest Vantage Contracts .90% .................      $   109.00          $   101.25               $ 111.05         $  97.75
Equivest Express Series 700 Contracts .95% ......      $   108.87          $   101.37               $  82.40         $  82.52

                                                      EQ/Evergreen
                                                          Omega        EQ/FI Mid Cap
                                                      ------------     -------------
Units outstanding (000's):
Old Contracts 0.74% .............................            --             --
EQUIPLAN Contracts 0.74% ........................            --             --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................            33            420
Momentum Contracts 1.34% and 1.49% ..............             1              2
Momentum Plus Contracts 1.35% ...................            --              1
Momentum Plus Contracts 1.00% ...................            --             --
Momentum Plus Contracts .90% ....................            --             --
Equivest Series 300 and 400 Contracts 1.35% .....            --             --
Equivest Series 500 Contracts 1.45% .............            --             --
Equivest Series 600 and 800 Contracts 1.20% .....            10            106
Equivest Vantage Contracts .90% .................            --             --
Equivest Express Series 700 Contracts .95% ......             3             77
Unit value:
Old Contracts 0.74% .............................      $     --         $   --
EQUIPLAN Contracts 0.74% ........................      $     --         $   --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $   76.01        $ 85.41
Momentum Contracts 1.34% and 1.49% ..............      $   76.01        $ 85.41
Momentum Plus Contracts 1.35% ...................      $   75.99        $ 85.40
Momentum Plus Contracts 1.00% ...................      $   76.63        $ 85.80
Momentum Plus Contracts .90% ....................      $   76.82        $ 85.92
Equivest Series 300 and 400 Contracts 1.35% .....      $     --         $   --
Equivest Series 500 Contracts 1.45% .............      $   75.81        $ 85.28
Equivest Series 600 and 800 Contracts 1.20% .....      $   76.26        $ 85.57
Equivest Vantage Contracts .90% .................      $   76.81        $ 85.92
Equivest Express Series 700 Contracts .95% ......      $   76.72        $ 85.86

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                      EQ/FI         EQ/Janus     EQ/Lazard
                                                  Small/Mid Cap     Large Cap    Small Cap
                                                      Value          Growth        Value
                                                  -------------    -----------  ----------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................  $166,315,488    $42,892,195    $709,899
Receivable for Trust shares sold ................         9,152             --          --
Receivable for policy-related transactions ......            --        319,579         152
                                                   ------------    -----------    --------
  Total assets ..................................   166,324,640     43,211,774     710,051
                                                   ------------    -----------    --------
Liabilities:
Payable for Trust shares purchased ..............            --        319,579         152
Payable for policy-related transactions .........         9,167             --          --
                                                   ------------    -----------    --------
  Total liabilities .............................         9,167        319,579         152
                                                   ------------    -----------    --------
Net Assets ......................................  $166,315,473    $42,892,195    $709,899
                                                   ============    ===========    ========
Net Assets:
Accumulation Units ..............................  $166,147,522    $42,850,597    $709,011
Contracts in payout (annuitization) period ......            --             --          --
Retained by Equitable Life in Separate
 Account A ......................................       167,951         41,598         888
                                                   ------------    -----------    --------
Total net assets ................................  $166,315,473    $42,892,195    $709,899
                                                   ============    ===========    ========
Investments in shares of The Trust, at cost .....  $161,380,225    $48,484,948    $692,316
Trust shares held
 Class A ........................................            --             --          --
 Class B ........................................    14,330,121      6,611,898      61,619

                                                                     EQ/Mercury   EQ/MFS Emerging
                                                   EQ/Marsico       Basic Value        Growth
                                                      Focus            Equity         Companies
                                                   ----------      -------------  ----------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................  $1,434,012      $211,993,284      $562,258,816
Receivable for Trust shares sold ................     322,880            11,461           400,386
Receivable for policy-related transactions ......          --                --                --
                                                   ----------      ------------      ------------
  Total assets ..................................   1,756,892       212,004,745       562,659,202
                                                   ----------      ------------      ------------
Liabilities:
Payable for Trust shares purchased ..............          --                --                --
Payable for policy-related transactions .........     322,880            11,426           402,331
                                                   ----------      ------------      ------------
  Total liabilities .............................     322,880            11,426           402,331
                                                   ----------      ------------      ------------
Net Assets ......................................  $1,434,012      $211,993,319      $562,256,871
                                                   ==========      ============      ============
Net Assets:
Accumulation Units ..............................  $1,432,792      $211,785,757      $562,133,721
Contracts in payout (annuitization) period ......          --                --                --
Retained by Equitable Life in Separate
 Account A ......................................       1,220           207,562           123,150
                                                   ----------      ------------      ------------
Total net assets ................................  $1,434,012      $211,993,319      $562,256,871
                                                   ==========      ============      ============
Investments in shares of The Trust, at cost .....  $1,407,172      $213,943,433      $711,466,352
Trust shares held
 Class A ........................................          --                --                --
 Class B ........................................     125,879        15,391,826        41,034,890

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                        EQ/FI         EQ/Janus       EQ/Lazard
                                                    Small/Mid Cap     Large Cap      Small Cap
                                                        Value           Growth         Value
                                                    -------------    -----------    -----------
Units outstanding (000's):
Old Contracts 0.74% .............................           --             --             --
EQUIPLAN Contracts 0.74% ........................           --             --             --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................        1,238            464             --
Momentum Contracts 1.34% and 1.49% ..............           17              5              3
Momentum Plus Contracts 1.35% ...................           23              2              3
Momentum Plus Contracts 1.00% ...................           --             --             --
Momentum Plus Contracts .90% ....................           --             --             --
Equivest Series 300 and 400 Contracts 1.35% .....           --             --             --
Equivest Series 500 Contracts 1.45% .............            1             --             --
Equivest Series 600 and 800 Contracts 1.20% .....          126            119             --
Equivest Vantage Contracts .90% .................            1             --             --
Equivest Express Series 700 Contracts .95% ......          105             82             --
Unit value:
Old Contracts 0.74% .............................      $    --         $   --      $      --
EQUIPLAN Contracts 0.74% ........................      $    --         $   --      $      --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $ 112.05        $ 63.80     $      --
Momentum Contracts 1.34% and 1.49% ..............      $ 112.05        $ 63.80     $   132.22
Momentum Plus Contracts 1.35% ...................      $  88.78        $ 63.79     $   132.19
Momentum Plus Contracts 1.00% ...................      $  89.88        $ 64.09     $   133.30
Momentum Plus Contracts .90% ....................      $  90.19        $ 64.18     $   133.62
Equivest Series 300 and 400 Contracts 1.35% .....      $    --         $   --      $      --
Equivest Series 500 Contracts 1.45% .............      $  88.20        $ 63.71     $      --
Equivest Series 600 and 800 Contracts 1.20% .....      $  88.97        $ 63.92     $      --
Equivest Vantage Contracts .90% .................      $ 111.62        $ 64.18     $      --
Equivest Express Series 700 Contracts .95% ......      $ 113.81        $ 64.14     $      --



                                                                      EQ/Mercury   EQ/MFS Emerging
                                                        EQ/Marsico    Basic Value       Growth
                                                          Focus          Equity        Companies
                                                       ------------   -----------  ---------------
Units outstanding (000's):
Old Contracts 0.74% .............................             --           --            --
EQUIPLAN Contracts 0.74% ........................             --           --            --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................             --        1,044         3,422
Momentum Contracts 1.34% and 1.49% ..............             13           15            66
Momentum Plus Contracts 1.35% ...................             --           27           140
Momentum Plus Contracts 1.00% ...................             --           --            --
Momentum Plus Contracts .90% ....................             --           --            --
Equivest Series 300 and 400 Contracts 1.35% .....             --           --            --
Equivest Series 500 Contracts 1.45% .............             --            2             9
Equivest Series 600 and 800 Contracts 1.20% .....             --          119           316
Equivest Vantage Contracts .90% .................             --            1             3
Equivest Express Series 700 Contracts .95% ......              1           88           204
Unit value:
Old Contracts 0.74% .............................      $      --      $    --       $    --
EQUIPLAN Contracts 0.74% ........................      $      --      $    --       $    --
Equivest Series 100 to 400 Contracts 1.34%,
 1.40% or 1.49% .................................      $   105.94     $ 172.07      $ 143.76
Momentum Contracts 1.34% and 1.49% ..............      $   105.94     $ 172.07      $ 143.76
Momentum Plus Contracts 1.35% ...................      $   105.90     $ 132.83      $  96.14
Momentum Plus Contracts 1.00% ...................      $   105.99     $ 134.48      $  97.34
Momentum Plus Contracts .90% ....................      $   106.02     $ 134.95      $  97.68
Equivest Series 300 and 400 Contracts 1.35% .....      $      --      $    --       $    --
Equivest Series 500 Contracts 1.45% .............      $   105.94     $ 131.37      $  92.01
Equivest Series 600 and 800 Contracts 1.20% .....      $   105.94     $ 132.52      $  92.82
Equivest Vantage Contracts .90% .................      $   105.94     $ 131.84      $  87.46
Equivest Express Series 700 Contracts .95% ......      $   106.00     $ 112.55      $  82.81

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                         EQ/Putnam        EQ/Putnam
                                                       EQ/MFS           EQ/MFS        Growth & Income   International
                                                  Investors Trust      Research            Value            Equity
                                                 -----------------   -------------    ---------------  ---------------
Assets:
Investments in shares of The Trust, at fair
 value ..........................................    $10,907,887     $158,583,853       $71,169,185       $1,161,641
Receivable for Trust shares sold ................             --          791,363            38,302               --
Receivable for policy-related transactions ......         44,288               --                --               --
                                                     -----------     ------------       -----------       ----------
  Total assets ..................................     10,952,175      159,375,216        71,207,487        1,161,641
                                                     -----------     ------------       -----------       ----------
Liabilities:
Payable for Trust shares purchased ..............         44,288               --                --            3,483
Payable for policy-related transactions .........             --          791,429            38,348            1,734
                                                     -----------     ------------       -----------       ----------
  Total liabilities .............................         44,288          791,429            38,348            5,217
                                                     -----------     ------------       -----------       ----------
Net Assets ......................................    $10,907,887     $158,583,787       $71,169,139       $1,156,424
                                                     ===========     ============       ===========       ==========
Net Assets:
Accumulation Units ..............................    $10,862,741     $158,528,042       $71,073,616       $1,141,638
Contracts in payout (annuitization) period ......             --               --                --               --
Retained by Equitable Life in Separate
 Account A ......................................         45,146           55,745            95,523           14,786
                                                     -----------     ------------       -----------       ----------
Total net assets ................................    $10,907,887     $158,583,787       $71,169,139       $1,156,424
                                                     ===========     ============       ===========       ==========
Investments in shares of The Trust, at cost .....    $12,376,412     $206,941,550       $75,105,571       $1,448,284
Trust shares held
 Class A ........................................             --               --                --               --
 Class B ........................................      1,215,894       14,117,241         6,312,073          111,016

                                                  EQ/Putnam   EQ/T. Rowe Price
                                                  Investors     International
                                                    Growth          Stock
                                                 ----------- ------------------
Assets:
Investments in shares of The Trust, at fair
 value .......................................... $418,230       $93,233,327
Receivable for Trust shares sold ................       --                --
Receivable for policy-related transactions ......    1,035            79,198
                                                  --------       -----------
  Total assets ..................................  419,265        93,312,525
                                                  --------       -----------
Liabilities:
Payable for Trust shares purchased ..............    1,035            79,198
Payable for policy-related transactions .........       --                --
                                                  --------       -----------
  Total liabilities .............................    1,035            79,198
                                                  --------       -----------
Net Assets ...................................... $418,230       $93,233,327
                                                  ========       ===========
Net Assets:
Accumulation Units .............................. $399,743       $93,168,133
Contracts in payout (annuitization) period ......       --                --
Retained by Equitable Life in Separate
 Account A ......................................   18,487            65,194
                                                  --------       -----------
Total net assets ................................ $418,230       $93,233,327
                                                  ========       ===========
Investments in shares of The Trust, at cost ..... $520,170       $94,485,285
Trust shares held
 Class A ........................................       --                --
 Class B ........................................   32,104        11,171,663

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2001

                                                                              EQ/Putnam                                    EQ/T.
                                                    EQ/MFS                     Growth &      EQ/Putnam     EQ/Putnam    Rowe Price
                                                  Investors       EQ/MFS        Income     International   Investors   International
                                                    Trust        Research       Value         Equity         Growth        Stock
                                                  ---------     ----------    ----------   -------------   ---------    ----------
Units outstanding (000's):
Old Contracts 0.74% .............................        --             --            --           --            --             --
EQUIPLAN Contracts 0.74% ........................        --             --            --           --            --             --
Equivest Series 100 to 400 Contracts
 1.34%, 1.40% or 1.49% ..........................        87          1,124           532           --            --            896
Momentum Contracts 1.34% and 1.49% ..............         1             14             6            9             2             11
Momentum Plus Contracts 1.35% ...................        --             34            17            3             3             19
Momentum Plus Contracts 1.00% ...................        --             --            --           --            --             --
Momentum Plus Contracts .90% ....................        --             --            --           --            --             --
Equivest Series 300 and 400 Contracts 1.35% .....        --             --            --           --            --             --
Equivest Series 500 Contracts 1.45% .............        --              4             2           --            --              1
Equivest Series 600 and 800 Contracts 1.20% .....        21            100            32           --            --             65
Equivest Vantage Contracts .90% .................        --              1            --           --            --             --
Equivest Express Series 700 Contracts .95% ......        17             69            13           --            --             85
Unit value:
Old Contracts 0.74% ............................. $      --     $       --    $       --     $     --      $     --      $      --
EQUIPLAN Contracts 0.74% ........................ $      --     $       --    $       --     $     --      $     --      $      --
Equivest Series 100 to 400 Contracts
 1.34%, 1.40% or 1.49% .......................... $   84.85     $   123.32    $   120.85     $     --      $     --      $   88.15
Momentum Contracts 1.34% and 1.49% .............. $   84.85     $   123.32    $   120.85     $   91.82     $   74.11     $   88.15
Momentum Plus Contracts 1.35% ................... $   84.83     $    88.21    $    95.74     $   91.80     $   74.09     $   79.63
Momentum Plus Contracts 1.00% ................... $   85.55     $    89.30    $    96.93     $   92.57     $   74.71     $   80.62
Momentum Plus Contracts .90% .................... $   85.75     $    89.61    $    97.27     $   92.80     $   74.89     $   80.90
Equivest Series 300 and 400 Contracts 1.35% ..... $     --      $      --     $      --      $     --      $     --      $     --
Equivest Series 500 Contracts 1.45% ............. $   84.63     $    86.40    $    94.40     $     --      $     --      $   75.46
Equivest Series 600 and 800 Contracts 1.20% ..... $   85.14     $    87.16    $    95.23     $     --      $     --      $   76.12
Equivest Vantage Contracts .90% ................. $   85.75     $    89.54    $    96.20     $     --      $     --      $   83.75
Equivest Express Series 700 Contracts .95% ...... $   85.65     $    85.00    $    90.25     $     --      $     --      $   77.28

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                               EQ/Aggressive      EQ/Alliance       EQ/Alliance
                                                   Stock          Common Stock         Global
                                              ---------------   ----------------   ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................  $    8,865,082     $  163,458,780    $           --
 Expenses:
  Asset-based charges .......................      23,294,306         98,124,144         9,303,502
 Less: Reduction for expense limitation .....      (3,515,717)       (12,762,777)               --
                                               --------------     --------------    --------------
  Net expenses ..............................      19,778,589         85,361,367         9,303,502
                                               --------------     --------------    --------------
Net Investment Income (Loss) ................     (10,913,507)        78,097,413        (9,303,502)
                                               --------------     --------------    --------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......    (316,398,350)      (297,658,804)     (111,291,130)
  Realized gain distribution from The
   Trust ....................................              --          8,538,035           299,795
                                               --------------     --------------    --------------
 Net realized gain (loss) ...................    (316,398,350)      (289,120,769)     (110,991,335)
                                               --------------     --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments .............    (247,696,857)      (653,716,839)      (58,249,937)
                                               --------------     --------------    --------------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................    (564,095,207)      (942,837,608)     (169,241,272)
                                               --------------     --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................  $ (575,008,714)    $ (864,740,195)   $ (178,544,774)
                                               ==============     ==============    ==============

                                                                                                      EQ/Alliance
                                                                                                      Intermediate
                                                 EQ/Alliance         EQ/Alliance      EQ/Alliance      Government
                                              Growth and Income   Growth Investors     High Yield      Securities
                                              -----------------   ----------------   ---------------  ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................    $  11,184,513      $   17,827,643    $   11,669,206   $3,955,453
 Expenses:
  Asset-based charges .......................       14,931,189          12,176,941         1,637,765    1,027,884
 Less: Reduction for expense limitation .....               --                  --                --       (9,012)
                                                 -------------      --------------    --------------   ----------
  Net expenses ..............................       14,931,189          12,176,941         1,637,765    1,018,872
                                                 -------------      --------------    --------------   ----------
Net Investment Income (Loss) ................       (3,746,676)          5,650,702        10,031,441    2,936,581
                                                 -------------      --------------    --------------   ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......        5,216,052         (16,863,480)      (29,434,578)   1,248,138
  Realized gain distribution from The
   Trust ....................................       48,283,354                  --                --           --
                                                 -------------      --------------    --------------   ----------
 Net realized gain (loss) ...................       53,499,406         (16,863,480)      (29,434,578)   1,248,138
                                                 -------------      --------------    --------------   ----------
 Change in unrealized appreciation
  (depreciation) of investments .............      (84,758,894)       (130,052,587)       18,887,829      191,192
                                                 -------------      --------------    --------------   ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................      (31,259,488)       (146,916,067)      (10,546,749)   1,439,330
                                                 -------------      --------------    --------------   ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................    $ (35,006,164)     $ (141,265,365)   $     (515,308)  $4,375,911
                                                 =============      ==============    ==============   ==========

----------
(a) Commenced operations on October 22, 2001.

The accompanying notes are an integral part of these financial statements.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

                                                 EQ/Alliance      EQ/Alliance     EQ/Alliance
                                                International    Money Market   Premier Growth
                                              ----------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................   $   1,972,759     $6,758,104    $      23,795
 Expenses:
  Asset-based charges .......................       1,571,326      2,488,014        3,345,796
 Less: Reduction for expense limitation .....              --        (74,078)              --
                                                -------------     ----------    -------------
  Net expenses ..............................       1,571,326      2,413,936        3,345,796
                                                -------------     ----------    -------------
Net Investment Income (Loss) ................         401,433      4,344,168       (3,322,001)
                                                -------------     ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......     (39,009,009)       918,671      (92,346,724)
  Realized gain distribution from The
   Trust ....................................         517,027             --               --
                                                -------------     ----------    -------------
 Net realized gain (loss) ...................     (38,491,982)       918,671      (92,346,724)
                                                -------------     ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .............       5,084,182       (943,196)      14,619,551
                                                -------------     ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................     (33,407,800)       (24,525)     (77,727,173)
                                                -------------     ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................   $ (33,006,367)    $4,319,643    $ (81,049,174)
                                                =============     ==========    =============

                                                                EQ/Alliance
                                               EQ/Alliance          Small          EQ/Alliance
                                              Quality Bond       Cap Growth         Technology
                                             --------------   ---------------     --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................   $8,523,800      $   3,712,877      $      14,383
 Expenses:
  Asset-based charges .......................    1,704,537          4,346,780          1,360,672
 Less: Reduction for expense limitation .....           --                 --                 --
                                                ----------      -------------      -------------
  Net expenses ..............................    1,704,537          4,346,780          1,360,672
                                                ----------      -------------      -------------
Net Investment Income (Loss) ................    6,819,263           (633,903)        (1,346,289)
                                                ----------      -------------      -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......    1,476,226        (65,763,488)       (55,164,766)
  Realized gain distribution from The
   Trust ....................................           --          1,515,087                 --
                                                ----------      -------------      -------------
 Net realized gain (loss) ...................    1,476,226        (64,248,401)       (55,164,766)
                                                ----------      -------------      -------------
 Change in unrealized appreciation
  (depreciation) of investments .............     (354,294)        10,615,925         24,015,862
                                                ----------      -------------      -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................    1,121,932        (53,632,476)       (31,148,904)
                                                ----------      -------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................   $7,941,195      $ (54,266,379)     $ (32,495,193)
                                                ==========      =============      =============

-------
(a) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                 EQ/AXP New     EQ/AXP Strategy                          EQ/Bernstein
                                                 Dimensions        Aggressive         EQ/Balanced     Diversified Value
                                                -------------   --------------     ---------------   -------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................   $     14,810     $         --        $  35,289,898      $  1,412,234
 Expenses:
  Asset-based charges .......................         89,827           62,365           19,423,350         1,228,573
 Less: Reduction for expense limitation .....             --               --           (3,924,574)               --
                                                ------------     ------------        -------------      ------------
  Net expenses ..............................         89,827           62,365           15,498,776         1,228,573
                                                ------------     ------------        -------------      ------------
Net Investment Income (Loss) ................        (75,017)         (62,365)          19,791,122           183,661
                                                ------------     ------------        -------------      ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......       (553,677)      (1,472,435)         (47,004,667)       (1,361,875)
  Realized gain distribution from The
   Trust ....................................             --               --                   --         2,801,881
                                                ------------     ------------        -------------      ------------
 Net realized gain (loss) ...................       (553,677)      (1,472,435)         (47,004,667)        1,440,006
                                                ------------     ------------        -------------      ------------
 Change in unrealized appreciation
  (depreciation) of investments .............       (396,901)        (412,464)         (23,476,770)       (4,636,504)
                                                ------------     ------------        -------------      ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................       (950,578)      (1,884,899)         (70,481,437)       (3,196,498)
                                                ------------     ------------        -------------      ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................   $ (1,025,595)    $ (1,947,264)       $ (50,690,315)     $ (3,012,837)
                                                ============     ============        =============      ============

                                                 EQ/Calvert     EQ/Capital
                                                  Socially       Guardian
                                                Responsible    International
                                               -------------   --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................   $  121,548      $   2,518
 Expenses:
  Asset-based charges .......................       30,306          1,939
 Less: Reduction for expense limitation .....           --             --
                                                ----------      ---------
  Net expenses ..............................       30,306          1,939
                                                ----------      ---------
Net Investment Income (Loss) ................       91,242            579
                                                ----------      ---------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......     (423,780)       (24,378)
  Realized gain distribution from The
   Trust ....................................           --             --
                                                ----------      ---------
 Net realized gain (loss) ...................     (423,780)       (24,378)
                                                ----------      ---------
 Change in unrealized appreciation
  (depreciation) of investments .............     (337,033)        (6,175)
                                                ----------      ---------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................     (760,813)       (30,553)
                                                ----------      ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................   $ (669,571)     $ (29,974)
                                                ==========      =========

-------
(a) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001


                                             EQ/Capital    EQ/Capital                                       EQ/
                                              Guardian      Guardian      EQ/Emerging   EQ/Equity 500    Evergreen        EQ/FI
                                              Research    U.S. Equity   Markets Equity      Index          Omega         Mid Cap
                                            -----------   -----------   --------------  --------------  -----------   -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   29,041    $   34,898    $          --   $  12,853,311   $      358    $     71,735
 Expenses:
  Asset-based charges .....................     130,464       103,574          834,419      16,646,402       33,905         374,083
 Less: Reduction for expense limitation ...          --            --               --              --           --              --
                                             ----------    ----------    -------------   -------------   ----------    ------------
  Net expenses ............................     130,464       103,574          834,419      16,646,402       33,905         374,083
                                             ----------    ----------    -------------   -------------   ----------    ------------
Net Investment Income (Loss) ..............    (101,423)      (68,676)        (834,419)     (3,793,091)     (33,547)       (302,348)
                                             ----------    ----------    -------------   -------------   ----------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (207,417)     (299,024)     (25,881,290)    (84,225,913)    (463,819)     (1,386,697)
  Realized gain distribution from The
   Trust ..................................          --            --           92,698         668,984           --              --
                                             ----------    ----------    -------------   -------------   ----------    ------------
 Net realized gain (loss) .................    (207,417)     (299,024)     (25,788,592)    (83,556,929)    (463,819)     (1,386,697)
                                             ----------    ----------    -------------   -------------   ----------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........     240,967       339,226       22,953,092     (97,692,901)      93,117        (533,190)
                                             ----------    ----------    -------------   -------------   ----------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................      33,550        40,202       (2,835,500)   (181,249,830)    (370,702)     (1,919,887)
                                             ----------    ----------    -------------   -------------   ----------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $  (67,873)   $  (28,474)   $  (3,669,919)  $(185,042,921)  $ (404,249)   $ (2,222,235)
                                             ==========    ==========    =============   =============   ==========    ============

-------
(a) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2001

                                               EQ/FI Small/Mid Cap   EQ/Janus Large     EQ/Lazard Small   EQ/Marsico
                                                      Value            Cap Growth          Cap Value       Focus (a)
                                              --------------------- ----------------   ----------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................     $     854,828       $      4,732          $23,190        $     --
 Expenses:
  Asset-based charges .......................         1,411,814            419,360            4,761           2,917
 Less: Reduction for expense limitation .....                --                 --               --              --
                                                  -------------       ------------          -------        --------
  Net expenses ..............................         1,411,814            419,360            4,761           2,917
                                                  -------------       ------------          -------        --------
Net Investment Income (Loss) ................          (556,986)          (414,628)          18,429          (2,917)
                                                  -------------       ------------          -------        --------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......         6,297,033         (3,498,610)           6,757          22,090
  Realized gain distribution from The
   Trust ....................................                --                 --           35,866              --
                                                  -------------       ------------          -------        --------
 Net realized gain (loss) ...................         6,297,033         (3,498,610)          42,623          22,090
                                                  -------------       ------------          -------        --------
 Change in unrealized appreciation
  (depreciation) of investments .............        (1,415,101)        (4,509,283)          10,084          26,840
                                                  -------------       ------------          -------        --------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................         4,881,932         (8,007,893)          52,707          48,930
                                                  -------------       ------------          -------        --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................     $   4,324,946       $ (8,422,521)         $71,136        $ 46,013
                                                  =============       ============          =======        ========

                                                                       EQ/MFS
                                                                      Emerging
                                               EQ/Mercury Basic        Growth
                                                 Value Equity        Companies
                                              ------------------ -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................   $   6,394,378     $      155,800
 Expenses:
  Asset-based charges .......................       2,153,114          8,595,014
 Less: Reduction for expense limitation .....              --                 --
                                                -------------     --------------
  Net expenses ..............................       2,153,114          8,595,014
                                                -------------     --------------
Net Investment Income (Loss) ................       4,241,264         (8,439,214)
                                                -------------     --------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......      (1,972,004)      (412,555,487)
  Realized gain distribution from The
   Trust ....................................       4,485,195                 --
                                                -------------     --------------
 Net realized gain (loss) ...................       2,513,191       (412,555,487)
                                                -------------     --------------
 Change in unrealized appreciation
  (depreciation) of investments .............         155,323         99,769,296
                                                -------------     --------------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................       2,668,514       (312,786,191)
                                                -------------     --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................   $   6,909,778     $ (321,225,405)
                                                =============     ==============

----------
(a) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                       EQ/Putnam        EQ/Putnam
                                                    EQ/MFS            EQ/MFS        Growth & Income   International
                                               Investors Trust       Research            Value            Equity
                                              ----------------- -----------------  ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................   $     46,081      $     185,587      $    667,942      $    8,683
 Expenses:
  Asset-based charges .......................        133,617          2,428,042           949,045          15,839
 Less: Reduction for expense limitation .....             --                 --                --              --
                                                ------------      -------------      ------------      ----------
  Net expenses ..............................        133,617          2,428,042           949,045          15,839
                                                ------------      -------------      ------------      ----------
Net Investment Income (Loss) ................        (87,536)        (2,242,455)         (281,103)         (7,156)
                                                ------------      -------------      ------------      ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......       (495,716)       (31,617,570)       (1,827,951)       (402,444)
  Realized gain distribution from The
   Trust ....................................             --          4,418,559                --             359
                                                ------------      -------------      ------------      ----------
 Net realized gain (loss) ...................       (495,716)       (27,199,011)       (1,827,951)       (402,085)
                                                ------------      -------------      ------------      ----------
 Change in unrealized appreciation
  (depreciation) of investments .............     (1,371,519)       (21,565,348)       (4,006,825)        102,303
                                                ------------      -------------      ------------      ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................     (1,867,235)       (48,764,359)       (5,834,776)       (299,782)
                                                ------------      -------------      ------------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................   $ (1,954,771)     $ (51,006,814)     $ (6,115,879)     $ (306,938)
                                                ============      =============      ============      ==========

                                                                    EQ/T. Rowe
                                                                       Price
                                                   EQ/Putnam       International
                                               Investors Growth        Stock
                                              ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..................     $       --      $     190,426
 Expenses:
  Asset-based charges .......................          5,509          1,294,928
 Less: Reduction for expense limitation .....             --                 --
                                                  ----------      -------------
  Net expenses ..............................          5,509          1,294,928
                                                  ----------      -------------
Net Investment Income (Loss) ................         (5,509)        (1,104,502)
                                                  ----------      -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .......        (95,162)       (42,549,718)
  Realized gain distribution from The
   Trust ....................................             --             16,428
                                                  ----------      -------------
 Net realized gain (loss) ...................        (95,162)       (42,533,290)
                                                  ----------      -------------
 Change in unrealized appreciation
  (depreciation) of investments .............        (20,506)        17,947,468
                                                  ----------      -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ......................       (115,668)       (24,585,822)
                                                  ----------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..................     $ (121,177)     $ (25,690,324)
                                                  ==========      =============

----------
(a) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                              EQ/Aggressive Stock                EQ/Alliance Common Stock
                                                      ----------------------------------- ---------------------------------------
                                                             2001              2000               2001                2000
                                                      ----------------- ----------------- ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $  (10,913,507)   $  (20,624,385)   $      78,097,413   $     (58,158,989)
 Net realized gain (loss) on investments ............    (316,398,350)      161,232,145         (289,120,769)      1,913,283,513
 Change in unrealized appreciation (depreciation)
  of investments ....................................    (247,696,857)     (531,345,040)        (653,716,839)     (3,236,756,480)
                                                       --------------    --------------    -----------------   -----------------
 Net increase (decrease) in net assets from
  operations ........................................    (575,008,714)     (390,737,280)        (864,740,195)     (1,381,631,956)
                                                       --------------    --------------    -----------------   -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............     881,642,150       664,710,988          774,411,735       1,280,547,300
  Transfers between funds including guaranteed
   interest account, net ............................    (933,240,285)     (779,230,616)        (831,077,508)       (934,689,698)
  Transfers for contract benefits and
   terminations .....................................    (189,179,330)     (290,332,727)        (648,386,874)       (826,273,647)
  Contract maintenance charges ......................      (1,632,481)       (1,887,500)          (4,303,434)         (4,177,299)
  Adjustments to net assets allocated to
   contracts in payout period .......................       1,493,556           996,412            6,986,908           8,464,975
                                                       --------------    --------------    -----------------   -----------------
Net increase (decrease) in net assets from
 contractowners transactions ........................    (240,916,390)     (405,743,443)        (702,369,173)       (476,128,369)
                                                       --------------    --------------    -----------------   -----------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............        (638,938)       (3,762,789)          (1,899,836)        (15,252,738)
                                                       --------------    --------------    -----------------   -----------------
Increase (Decrease) in Net Assets ...................    (816,564,042)     (800,243,511)      (1,569,009,204)     (1,873,013,064)
Net Assets -- Beginning of Period ...................   2,303,134,667     3,103,378,178        7,653,975,788       9,526,988,852
                                                       --------------    --------------    -----------------   -----------------
Net Assets -- End of Period .........................  $1,486,570,625    $2,303,134,667    $   6,084,966,584   $   7,653,975,788
                                                       ==============    ==============    =================   =================

                                                              EQ/Alliance Global              EQ/Alliance Growth and Income
                                                      ----------------------------------- -------------------------------------
                                                             2001              2000              2001               2000
                                                      ----------------- ----------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $    (9,303,502)  $  (12,017,642)    $   (3,746,676)    $   (3,956,297)
 Net realized gain (loss) on investments ............     (110,991,335)     256,175,586         53,499,406        171,627,981
 Change in unrealized appreciation (depreciation)
  of investments ....................................      (58,249,937)    (452,443,695)       (84,758,894)      (100,366,232)
                                                       ---------------   --------------     --------------     --------------
 Net increase (decrease) in net assets from
  operations ........................................     (178,544,774)    (208,285,751)       (35,006,164)        67,305,452
                                                       ---------------   --------------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............      204,640,871      916,628,120        682,856,938        463,854,905
  Transfers between funds including guaranteed
   interest account, net ............................     (201,420,111)    (757,624,883)      (417,179,682)      (271,697,780)
  Transfers for contract benefits and
   terminations .....................................      (74,191,957)    (100,940,902)      (100,148,849)       (88,248,223)
  Contract maintenance charges ......................         (515,437)        (480,243)          (669,085)          (469,890)
  Adjustments to net assets allocated to
   contracts in payout period .......................          290,811         (400,740)          (779,898)        (1,222,086)
                                                       ---------------   --------------     --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ........................      (71,195,823)      57,181,352        164,079,424        102,216,926
                                                       ---------------   --------------     --------------     --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............          268,488          241,703          1,205,826          1,059,415
                                                       ---------------   --------------     --------------     --------------
Increase (Decrease) in Net Assets ...................     (249,472,109)    (150,862,697)       130,279,086        170,581,793
Net Assets -- Beginning of Period ...................      861,547,033    1,012,409,729      1,041,334,995        870,753,202
                                                       ---------------   --------------     --------------     --------------
Net Assets -- End of Period .........................  $   612,074,924   $  861,547,033     $1,171,614,081     $1,041,334,995
                                                       ===============   ==============     ==============     ==============

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/Alliance Growth Investors          EQ/Alliance High Yield
                                                      ----------------------------------- ---------------------------------
                                                             2001              2000             2001             2000
                                                      ----------------- ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $     5,650,702   $    5,017,979    $  10,031,441    $  12,238,679
 Net realized gain (loss) on investments ............      (16,863,480)      89,681,641      (29,434,578)     (17,865,281)
 Change in unrealized appreciation (depreciation)
  of investments ....................................     (130,052,587)    (185,230,420)      18,887,829       (8,293,826)
                                                       ---------------   --------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ........................................     (141,265,365)     (90,530,800)        (515,308)     (13,920,428)
                                                       ---------------   --------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............       91,086,190      213,231,620       80,238,254       30,203,612
  Transfers between funds including guaranteed
   interest account, net ............................      (84,727,897)     (63,034,083)     (67,570,210)     (38,267,822)
  Transfers for contract benefits and
   terminations .....................................      (93,691,218)    (106,314,429)     (14,457,054)     (18,640,795)
  Contract maintenance charges ......................         (709,175)        (641,086)        (101,916)         (97,250)
  Adjustments to net assets allocated to
   contracts in payout period .......................          406,358         (848,523)         (56,322)          89,720
                                                       ---------------   --------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ........................      (87,635,742)      42,393,499       (1,947,248)     (26,712,535)
                                                       ---------------   --------------    -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............         (504,819)       1,065,864           (7,424)         (62,083)
                                                       ---------------   --------------    -------------    -------------
Increase (Decrease) in Net Assets ...................     (229,405,926)     (47,071,437)      (2,469,980)     (40,695,047)
Net Assets -- Beginning of Period ...................    1,053,741,819    1,100,813,256      122,169,153      162,864,200
                                                       ---------------   --------------    -------------    -------------
Net Assets -- End of Period .........................  $   824,335,893   $1,053,741,819    $ 119,699,173    $ 122,169,153
                                                       ===============   ==============    =============    =============

                                                          EQ/Alliance Intermediate
                                                            Government Securities             EQ/Alliance International
                                                      --------------------------------- -------------------------------------
                                                            2001             2000              2001               2000
                                                      ---------------- ---------------- ----------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $   2,936,581    $    2,382,470   $       401,433   $      (1,600,508)
 Net realized gain (loss) on investments ............      1,248,138           242,764       (38,491,982)         (4,388,928)
 Change in unrealized appreciation (depreciation)
  of investments ....................................        191,192         1,190,732         5,084,182         (32,056,358)
                                                       -------------    --------------   ---------------   -----------------
 Net increase (decrease) in net assets from
  operations ........................................      4,375,911         3,815,966       (33,006,367)        (38,045,794)
                                                       -------------    --------------   ---------------   -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............    106,973,077        22,467,689       316,011,365       1,213,680,312
  Transfers between funds including guaranteed
   interest account, net ............................    (37,959,638)      (22,933,866)     (314,486,218)     (1,183,976,706)
  Transfers for contract benefits and
   terminations .....................................    (10,867,815)       (7,467,133)      (10,371,439)        (15,967,178)
  Contract maintenance charges ......................        (41,329)          (32,336)         (104,828)           (102,167)
  Adjustments to net assets allocated to
   contracts in payout period .......................       (348,072)           (7,712)          (68,259)            144,397
                                                       -------------    --------------   ---------------   -----------------
Net increase (decrease) in net assets from
 contractowners transactions ........................     57,756,223        (7,973,358)       (9,019,379)         13,778,658
                                                       -------------    --------------   ---------------   -----------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............        508,463            38,016           100,391             (89,488)
                                                       -------------    --------------   ---------------   -----------------
Increase (Decrease) in Net Assets ...................     62,640,597        (4,119,376)      (41,925,355)        (24,356,623)
Net Assets -- Beginning of Period ...................     53,783,341        57,902,717       146,397,002         170,753,625
                                                       -------------    --------------   ---------------   -----------------
Net Assets -- End of Period .........................  $ 116,423,938    $   53,783,341   $   104,471,647   $     146,397,002
                                                       =============    ==============   ===============   =================

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/Alliance Money Market           EQ/Alliance Premier Growth
                                                    ----------------------------------- ----------------------------------
                                                           2001              2000              2001             2000
                                                    ----------------- ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .....................  $     4,344,168   $     6,113,304   $    (3,322,001)  $  (1,356,619)
 Net realized gain (loss) on investments ..........          918,671         3,055,487       (92,346,724)      5,620,276
 Change in unrealized appreciation (depreciation)
  of investments ..................................         (943,196)       (1,973,129)       14,619,551     (73,936,823)
                                                     ---------------   ---------------   ---------------   -------------
 Net increase (decrease) in net assets from
  operations ......................................        4,319,643         7,195,662       (81,049,174)    (69,673,166)
                                                     ---------------   ---------------   ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...........      315,958,791       223,923,330       235,922,710     338,423,561
  Transfers between funds including guaranteed
   interest account, net ..........................     (229,738,232)     (198,968,913)     (188,723,086)    (59,370,914)
  Transfers for contract benefits and
   terminations ...................................      (39,803,511)      (35,876,758)      (17,893,460)    (15,991,310)
  Contract maintenance charges ....................         (127,011)         (106,592)         (227,973)        (81,709)
  Adjustments to net assets allocated to
   contracts in payout period .....................         (200,017)          231,159                --              --
                                                     ---------------   ---------------   ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ......................       46,090,020       (10,797,774)       29,078,191     262,979,628
                                                     ---------------   ---------------   ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A .............        1,406,304          (996,283)          132,619         (42,357)
                                                     ---------------   ---------------   ---------------   -------------
Increase (Decrease) in Net Assets .................       51,815,967        (4,598,394)      (51,838,364)    193,264,105
Net Assets -- Beginning of Period .................      156,708,185       161,306,580       305,686,885     112,422,780
                                                     ---------------   ---------------   ---------------   -------------
Net Assets -- End of Period .......................  $   208,524,152   $   156,708,185   $   253,848,521   $ 305,686,885
                                                     ===============   ===============   ===============   =============

                                                        EQ/Alliance Quality Bond        EQ/Alliance Small Cap Growth
                                                    -------------------------------- -----------------------------------
                                                          2001            2000              2001              2000
                                                    --------------- ---------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .....................  $   6,819,263   $    4,359,618   $      (633,903)  $    (3,750,852)
 Net realized gain (loss) on investments ..........      1,476,226         (316,765)      (64,248,401)      108,561,718
 Change in unrealized appreciation (depreciation)
  of investments ..................................       (354,294)       4,142,328        10,615,925       (94,632,594)
                                                     -------------   --------------   ---------------   ---------------
 Net increase (decrease) in net assets from
  operations ......................................      7,941,195        8,185,181       (54,266,379)       10,178,272
                                                     -------------   --------------   ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ...........    137,836,212       38,644,398       257,033,827       992,253,235
  Transfers between funds including guaranteed
   interest account, net ..........................    (54,415,930)     (30,889,253)     (199,518,841)     (780,515,667)
  Transfers for contract benefits and
   terminations ...................................    (14,132,061)     (10,496,081)      (24,773,787)      (19,137,235)
  Contract maintenance charges ....................        (54,876)         (36,525)         (263,201)         (155,653)
  Adjustments to net assets allocated to
   contracts in payout period .....................       (270,430)         (39,209)         (308,974)         (331,805)
                                                     -------------   --------------   ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions ......................     68,962,915       (2,816,670)       32,169,024       192,112,875
                                                     -------------   --------------   ---------------   ---------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A .............        310,847         (151,820)          472,214          (882,023)
                                                     -------------   --------------   ---------------   ---------------
Increase (Decrease) in Net Assets .................     77,214,957        5,216,691       (21,625,141)      201,409,124
Net Assets -- Beginning of Period .................     92,447,405       87,230,714       359,386,064       157,976,940
                                                     -------------   --------------   ---------------   ---------------
Net Assets -- End of Period .......................  $ 169,662,362   $   92,447,405   $   337,760,923   $   359,386,064
                                                     =============   ==============   ===============   ===============

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                         EQ/Alliance Technology (a)       EQ/AXP New Dimensions (b)
                                                     ---------------------------------- -----------------------------
                                                            2001             2000             2001           2000
                                                     ----------------- ---------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ......................  $    (1,346,289)  $    (541,410)   $     (75,017)  $     (604)
 Net realized gain (loss) on investments ...........      (55,164,766)     (6,101,686)        (553,677)     (15,727)
 Change in unrealized appreciation (depreciation)
  of investments ...................................       24,015,862     (28,855,317)        (396,901)    (218,229)
                                                      ---------------   -------------    -------------   ----------
 Net increase (decrease) in net assets from
  operations .......................................      (32,495,193)    (35,498,413)      (1,025,595)    (234,560)
                                                      ---------------   -------------    -------------   ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ............      171,513,341     197,822,034        9,064,088    4,401,221
  Transfers between funds including guaranteed
   interest account, net ...........................     (128,021,052)    (57,283,986)      (2,206,406)    (494,657)
  Transfers for contract benefits and
   terminations ....................................       (7,178,698)     (1,967,104)        (390,963)      (9,562)
  Contract maintenance charges .....................          (82,030)         (9,647)          (3,418)        (125)
  Adjustments to net assets allocated to
   contracts in payout period ......................               --              --               --           --
                                                      ---------------   -------------    -------------   ----------
Net increase (decrease) in net assets from
 contractowners transactions .......................       36,231,561     138,561,297        6,463,301    3,896,877
                                                      ---------------   -------------    -------------   ----------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ..............          152,331         437,023            9,863      500,261
                                                      ---------------   -------------    -------------   ----------
Increase (Decrease) in Net Assets ..................        3,888,699     103,499,907        5,447,569    4,162,576
Net Assets -- Beginning of Period ..................      103,499,907              --        4,162,576           --
                                                      ---------------   -------------    -------------   ----------
Net Assets -- End of Period ........................  $   107,388,606   $ 103,499,907    $   9,610,145   $4,162,576
                                                      ===============   =============    =============   ==========

                                                      EQ/AXP Strategy Aggressive (b)              EQ/Balanced
                                                     -------------------------------- ------------------------------------
                                                           2001             2000             2001               2000
                                                     ---------------- --------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ......................  $      (62,365)  $        (922)   $   19,791,122    $   27,233,011
 Net realized gain (loss) on investments ...........      (1,472,435)       (442,565)      (47,004,667)      235,919,936
 Change in unrealized appreciation (depreciation)
  of investments ...................................        (412,464)       (285,976)      (23,476,770)     (295,542,367)
                                                      --------------   -------------    --------------    --------------
 Net increase (decrease) in net assets from
  operations .......................................      (1,947,264)       (729,463)      (50,690,315)      (32,389,420)
                                                      --------------   -------------    --------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ............      15,741,036       9,574,592       342,307,737       154,129,837
  Transfers between funds including guaranteed
   interest account, net ...........................     (10,735,894)     (5,189,067)     (111,715,429)     (118,932,000)
  Transfers for contract benefits and
   terminations ....................................        (258,020)        (14,978)     (144,293,804)     (149,963,168)
  Contract maintenance charges .....................          (2,706)           (124)         (727,248)         (629,915)
  Adjustments to net assets allocated to
   contracts in payout period ......................              --              --        (1,690,010)         (188,843)
                                                      --------------   -------------    --------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions .......................       4,744,416       4,370,423        83,881,246      (115,584,089)
                                                      --------------   -------------    --------------    --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ..............           8,016         500,133         4,361,514          (525,711)
                                                      --------------   -------------    --------------    --------------
Increase (Decrease) in Net Assets ..................       2,805,168       4,141,093        37,552,445      (148,499,218)
Net Assets -- Beginning of Period ..................       4,141,093              --     1,299,386,545     1,447,885,763
                                                      --------------   -------------    --------------    --------------
Net Assets -- End of Period ........................  $    6,946,261   $   4,141,093    $1,336,938,990    $1,299,386,545
                                                      ==============   =============    ==============    ==============

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                       EQ/Bernstein Diversified
                                                                Value            EQ/Calvert Socially Responsible
                                                      -------------------------- -------------------------------
                                                            2001         2000          2001            2000
                                                      --------------- ---------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $     183,661   $   (77)   $      91,242   $     194,015
 Net realized gain (loss) on investments ............      1,440,006       (22)        (423,780)        112,362
 Change in unrealized appreciation (depreciation)
  of investments ....................................     (4,636,504)      687         (337,033)       (426,892)
                                                       -------------   -------    -------------   -------------
 Net increase (decrease) in net assets from
  operations ........................................     (3,012,837)      588         (669,571)       (120,515)
                                                       -------------   -------    -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............    192,844,869    11,693        3,517,077       3,344,568
  Transfers between funds including guaranteed
   interest account, net ............................    (20,565,990)   72,452       (1,625,492)     (2,138,888)
  Transfers for contract benefits and
   terminations .....................................     (7,928,850)     (351)         (94,749)        (18,799)
  Contract maintenance charges ......................        (52,732)       --           (4,878)         (1,292)
  Adjustments to net assets allocated to
   contracts in payout period .......................             --        --               --              --
                                                       -------------   -------    -------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ........................    164,297,297    83,794        1,791,958       1,185,589
                                                       -------------   -------    -------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............        225,415        --            2,642             198
                                                       -------------   -------    -------------   -------------
Increase (Decrease) in Net Assets ...................    161,509,875    84,382        1,125,029       1,065,272
Net Assets -- Beginning of Period ...................         84,382        --        3,684,407       2,619,135
                                                       -------------   -------    -------------   -------------
Net Assets -- End of Period .........................  $ 161,594,257   $84,382    $   4,809,436   $   3,684,407
                                                       =============   =======    =============   =============

                                                          EQ/Capital Guardian
                                                             International         EQ/Capital Guardian Research
                                                      --------------------------- ------------------------------
                                                          2001          2000           2001            2000
                                                      ------------ -------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $     579     $   (707)     $   (101,423)  $      30,089
 Net realized gain (loss) on investments ............    (24,378)         576          (207,417)        159,917
 Change in unrealized appreciation (depreciation)
  of investments ....................................     (6,175)     (19,538)          240,967        (103,622)
                                                       ---------     ---------     ------------   -------------
 Net increase (decrease) in net assets from
  operations ........................................    (29,974)     (19,669)          (67,873)         86,384
                                                       ---------     ---------     ------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............     24,690       12,374        12,315,375      14,929,226
  Transfers between funds including guaranteed
   interest account, net ............................     81,463       51,728        (3,128,374)     (9,395,488)
  Transfers for contract benefits and
   terminations .....................................     (4,561)      (2,838)         (625,238)       (141,554)
  Contract maintenance charges ......................        (11)            (5)         (3,883)           (500)
  Adjustments to net assets allocated to
   contracts in payout period .......................         --           --                --              --
                                                       ---------     ----------    ------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ........................    101,581       61,259         8,557,880       5,391,684
                                                       ---------     ----------    ------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............      1,819      (23,771)           16,040           5,079
                                                       ---------     ----------    ------------   -------------
Increase (Decrease) in Net Assets ...................     73,426       17,818         8,506,047       5,483,147
Net Assets -- Beginning of Period ...................    102,233       84,415         6,417,068         933,921
                                                       ---------     ----------    ------------   -------------
Net Assets -- End of Period .........................  $ 175,659     $102,233      $ 14,923,115   $   6,417,068
                                                       =========     ==========    ============   =============

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                      EQ/Capital Guardian U.S. Equity     EQ/Emerging Markets Equity
                                                      ------------------------------- -----------------------------------
                                                            2001            2000             2001              2000
                                                      --------------- --------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $    (68,676)   $      38,017   $      (834,419)  $     5,293,171
 Net realized gain (loss) on investments ............      (299,024)         159,231       (25,788,592)      (30,874,043)
 Change in unrealized appreciation (depreciation)
  of investments ....................................       339,226         (105,299)       22,953,092       (23,721,463)
                                                       ------------    -------------   ---------------   ---------------
 Net increase (decrease) in net assets from
  operations ........................................       (28,474)          91,949        (3,669,919)      (49,302,335)
                                                       ------------    -------------   ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............    16,290,589        8,068,142       283,374,591       466,609,209
  Transfers between funds including guaranteed
   interest account, net ............................    (7,899,623)      (4,372,686)     (282,408,562)     (409,431,107)
  Transfers for contract benefits and
   terminations .....................................      (557,376)        (225,457)       (5,694,444)       (8,415,813)
  Contract maintenance charges ......................        (3,173)            (756)          (66,241)          (47,642)
  Adjustments to net assets allocated to
   contracts in payout period .......................            --               --                --                --
                                                       ------------    -------------   ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions ........................     7,830,417        3,469,243        (4,794,656)       48,714,647
                                                       ------------    -------------   ---------------   ---------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............        14,288            8,338            39,801          (287,987)
                                                       ------------    -------------   ---------------   ---------------
Increase (Decrease) in Net Assets ...................     7,816,231        3,569,529        (8,424,774)         (875,676)
Net Assets -- Beginning of Period ...................     5,003,624        1,434,095        70,065,572        70,941,248
                                                       ------------    -------------   ---------------   ---------------
Net Assets -- End of Period .........................  $ 12,819,855    $   5,003,624   $    61,640,798   $    70,065,572
                                                       ============    =============   ===============   ===============

                                                              EQ/Equity 500 Index               EQ/Evergreen Omega
                                                      ------------------------------------ -----------------------------
                                                             2001               2000             2001           2000
                                                      ------------------ ----------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................   $   (3,793,091)   $  (10,659,870)   $     (33,547)  $  (16,652)
 Net realized gain (loss) on investments ............      (83,556,929)      278,060,096         (463,819)      (8,863)
 Change in unrealized appreciation (depreciation)
  of investments ....................................      (97,692,901)     (439,580,620)          93,117     (246,813)
                                                        --------------    --------------    -------------   ----------
 Net increase (decrease) in net assets from
  operations ........................................     (185,042,921)     (172,180,394)        (404,249)    (272,328)
                                                        --------------    --------------    -------------   ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............      611,151,068       926,074,448        3,685,732    2,547,837
  Transfers between funds including guaranteed
   interest account, net ............................     (564,401,101)     (843,905,421)      (1,497,300)    (636,333)
  Transfers for contract benefits and
   terminations .....................................     (118,680,585)     (141,799,803)        (264,928)    (111,396)
  Contract maintenance charges ......................         (929,778)         (856,255)          (2,342)        (486)
  Adjustments to net assets allocated to
   contracts in payout period .......................          862,534           325,758               --           --
                                                        --------------    --------------    -------------   ----------
Net increase (decrease) in net assets from
 contractowners transactions ........................      (71,997,862)      (60,161,273)       1,921,162    1,799,622
                                                        --------------    --------------    -------------   ----------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............         (719,518)         (523,324)           7,700        2,070
                                                        --------------    --------------    -------------   ----------
Increase (Decrease) in Net Assets ...................     (257,760,301)     (232,864,991)       1,524,613    1,529,365
Net Assets -- Beginning of Period ...................    1,419,829,435     1,652,694,426        2,131,093      601,728
                                                        --------------    --------------    -------------   ----------
Net Assets -- End of Period .........................   $1,162,069,134    $1,419,829,435    $   3,655,706   $2,131,093
                                                        ==============    ==============    =============   ==========

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                             EQ/FI Mid Cap (b)             EQ/FI Small/Mid Cap Value
                                                      -------------------------------- ---------------------------------
                                                            2001             2000            2001             2000
                                                      ---------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $     (302,348)   $       432    $    (556,986)   $     (207,389)
 Net realized gain (loss) on investments ............      (1,386,697)         5,829        6,297,033        (3,851,966)
 Change in unrealized appreciation (depreciation)
  of investments ....................................        (533,190)       290,277       (1,415,101)        6,102,650
                                                       --------------    -----------    -------------    --------------
 Net increase (decrease) in net assets from
  operations ........................................      (2,222,235)       296,538        4,324,946         2,043,295
                                                       --------------    -----------    -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............      58,874,734     11,092,595      147,947,734        28,432,248
  Transfers between funds including guaranteed
   interest account, net ............................     (13,619,025)      (980,395)     (51,405,108)      (28,758,087)
  Transfers for contract benefits and
   terminations .....................................      (1,525,081)      (136,480)      (7,710,391)       (5,874,937)
  Contract maintenance charges ......................         (10,386)          (231)         (77,405)          (54,622)
  Adjustments to net assets allocated to
   contracts in payout period .......................              --             --               --                --
                                                       --------------    -----------    -------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions ........................      43,720,242      9,975,489       88,754,830        (6,255,398)
                                                       --------------    -----------    -------------    --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............        (275,372)       501,381           73,772           (14,771)
                                                       --------------    -----------    -------------    --------------
Increase (Decrease) in Net Assets ...................      41,222,635     10,773,408       93,153,548        (4,226,873)
Net Assets -- Beginning of Period ...................      10,773,408             --       73,161,925        77,388,798
                                                       --------------    -----------    -------------    --------------
Net Assets -- End of Period .........................  $   51,996,043    $10,773,408    $ 166,315,473    $   73,161,925
                                                       ==============    ===========    =============    ==============

                                                      EQ/Janus Large Cap Growth (b)  EQ/Lazard Small Cap Value
                                                      ------------------------------ -------------------------
                                                           2001            2000          2001         2000
                                                      -------------- --------------- ------------ ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $   (414,628)  $     (8,913)   $  18,429    $   2,032
 Net realized gain (loss) on investments ............    (3,498,610)       (73,085)      42,623        1,160
 Change in unrealized appreciation (depreciation)
  of investments ....................................    (4,509,283)    (1,083,470)      10,084        7,033
                                                       ------------   ------------    ---------    ---------
 Net increase (decrease) in net assets from
  operations ........................................    (8,422,521)    (1,165,468)      71,136       10,225
                                                       ------------   ------------    ---------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............    45,315,321     18,672,355       72,662        9,912
  Transfers between funds including guaranteed
   interest account, net ............................    (8,708,643)    (1,309,529)     477,410       93,869
  Transfers for contract benefits and
   terminations .....................................    (1,509,200)      (174,825)     (32,007)     (10,286)
  Contract maintenance charges ......................       (24,199)          (546)         (30)         (10)
  Adjustments to net assets allocated to
   contracts in payout period .......................            --             --           --           --
                                                       ------------   ------------    ---------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ........................    35,073,279     17,187,455      518,035       93,485
                                                       ------------   ------------    ---------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............      (282,096)       501,546        1,595           93
                                                       ------------   ------------    ---------    ---------
Increase (Decrease) in Net Assets ...................    26,368,662     16,523,533      590,766      103,803
Net Assets -- Beginning of Period ...................    16,523,533             --      119,133       15,330
                                                       ------------   ------------    ---------    ---------
Net Assets -- End of Period .........................  $ 42,892,195   $ 16,523,533    $ 709,899    $ 119,133
                                                       ============   ============    =========    =========

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                       EQ/Marsico Focus (c)   EQ/Mercury Basic Value Equity
                                                      ---------------------- --------------------------------
                                                               2001                2001             2000
                                                      ---------------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................       $   (2,917)       $   4,241,264    $   4,193,733
 Net realized gain (loss) on investments ............           22,090            2,513,191        9,744,774
 Change in unrealized appreciation (depreciation)
  of investments ....................................           26,840              155,323       (3,226,719)
                                                            ----------        -------------    -------------
 Net increase (decrease) in net assets from
  operations ........................................           46,013            6,909,778       10,711,788
                                                            ----------        -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............        2,085,689          163,389,478       50,574,092
  Transfers between funds including guaranteed
   interest account, net ............................         (696,703)         (62,849,361)     (33,216,552)
  Transfers for contract benefits and
   terminations .....................................           (2,106)         (12,520,942)      (7,637,849)
  Contract maintenance charges ......................              (11)            (106,436)         (66,201)
  Adjustments to net assets allocated to
   contracts in payout period .......................               --                   --               --
                                                            ----------        -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ........................        1,386,869           87,912,739        9,653,490
                                                            ----------        -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............            1,130              107,146          (13,123)
                                                            ----------        -------------    -------------
Increase (Decrease) in Net Assets ...................        1,434,012           94,929,663       20,352,155
Net Assets -- Beginning of Period ...................               --          117,063,656       96,711,501
                                                            ----------        -------------    -------------
Net Assets -- End of Period .........................       $1,434,012        $ 211,993,319    $ 117,063,656
                                                            ==========        =============    =============

                                                                EQ/MFS Emerging
                                                               Growth Companies               EQ/MFS Investors Trust
                                                      ----------------------------------- -------------------------------
                                                             2001              2000             2001            2000
                                                      ----------------- ----------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $    (8,439,214)  $     5,074,951   $    (87,536)   $    (56,388)
 Net realized gain (loss) on investments ............     (412,555,487)      230,654,617       (495,716)        220,745
 Change in unrealized appreciation (depreciation)
  of investments ....................................       99,769,296      (473,708,932)    (1,371,519)       (220,508)
                                                       ---------------   ---------------   ------------    ------------
 Net increase (decrease) in net assets from
  operations ........................................     (321,225,405)     (237,979,364)    (1,954,771)        (56,151)
                                                       ---------------   ---------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............      446,496,904       972,046,668      6,118,562      11,570,353
  Transfers between funds including guaranteed
   interest account, net ............................     (437,817,020)     (449,495,871)    (2,478,697)     (3,413,660)
  Transfers for contract benefits and
   terminations .....................................      (48,357,042)      (65,811,902)      (934,419)       (194,258)
  Contract maintenance charges ......................         (662,574)         (519,892)        (7,747)         (2,252)
  Adjustments to net assets allocated to
   contracts in payout period .......................               --                --             --              --
                                                       ---------------   ---------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ........................      (40,339,732)      456,219,003      2,697,699       7,960,183
                                                       ---------------   ---------------   ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............           97,588          (706,627)        19,309          13,116
                                                       ---------------   ---------------   ------------    ------------
Increase (Decrease) in Net Assets ...................     (361,467,549)      217,533,012        762,238       7,917,147
Net Assets -- Beginning of Period ...................      923,724,420       706,191,407     10,145,649       2,228,502
                                                       ---------------   ---------------   ------------    ------------
Net Assets -- End of Period .........................  $   562,256,871   $   923,724,420   $ 10,907,887    $ 10,145,649
                                                       ===============   ===============   ============    ============

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/Putnam
                                                               EQ/MFS Research                Growth & Income Value
                                                      --------------------------------- ---------------------------------
                                                            2001             2000             2001             2000
                                                      ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................  $  (2,242,455)   $    (943,184)   $     (281,103)  $     (258,022)
 Net realized gain (loss) on investments ............    (27,199,011)      37,800,286        (1,827,951)      (1,936,499)
 Change in unrealized appreciation (depreciation)
  of investments ....................................    (21,565,348)     (54,772,587)       (4,006,825)       5,323,529
                                                       -------------    -------------    --------------   --------------
 Net increase (decrease) in net assets from
  operations ........................................    (51,006,814)     (17,915,485)       (6,115,879)       3,129,028
                                                       -------------    -------------    --------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............     82,108,251      150,701,714        26,879,834       22,732,727
  Transfers between funds including guaranteed
   interest account, net ............................    (79,616,934)     (64,215,569)      (16,239,396)     (27,132,332)
  Transfers for contract benefits and
   terminations .....................................    (16,522,197)     (15,411,390)       (6,708,640)      (8,203,995)
  Contract maintenance charges ......................       (149,449)        (109,449)          (57,207)         (48,033)
  Adjustments to net assets allocated to
   contracts in payout period .......................             --               --                --               --
                                                       -------------    -------------    --------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions ........................    (14,180,329)      70,965,306         3,874,591      (12,651,633)
                                                       -------------    -------------    --------------   --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............        104,173          (24,558)           49,631          (11,204)
                                                       -------------    -------------    --------------   --------------
Increase (Decrease) in Net Assets ...................    (65,082,970)      53,025,262        (2,191,657)      (9,533,808)
Net Assets -- Beginning of Period ...................    223,666,757      170,641,495        73,360,796       82,894,604
                                                       -------------    -------------    --------------   --------------
Net Assets -- End of Period .........................  $ 158,583,787    $ 223,666,757    $   71,169,139   $   73,360,796
                                                       =============    =============    ==============   ==============

                                                               EQ/Putnam                   EQ/Putnam
                                                          International Equity         Investors Growth
                                                      ---------------------------- -------------------------
                                                           2001           2000          2001         2000
                                                      -------------- ------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................   $   (7,156)   $   98,563    $    (5,509)  $   1,101
 Net realized gain (loss) on investments ............     (402,085)      132,590        (95,162)     (7,228)
 Change in unrealized appreciation (depreciation)
  of investments ....................................      102,303      (403,258)       (20,506)    (88,099)
                                                        ----------    ----------    -----------   ---------
 Net increase (decrease) in net assets from
  operations ........................................     (306,938)     (172,105)      (121,177)    (94,226)
                                                        ----------    ----------    -----------   ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............      431,927       349,974        207,754     187,275
  Transfers between funds including guaranteed
   interest account, net ............................      (71,166)      961,943       (101,154)    228,094
  Transfers for contract benefits and
   terminations .....................................     (197,299)      (89,005)       (16,599)    (16,542)
  Contract maintenance charges ......................         (635)         (215)          (349)       (272)
  Adjustments to net assets allocated to
   contracts in payout period .......................           --            --             --          --
                                                        ----------    ----------    -----------   ---------
Net increase (decrease) in net assets from
 contractowners transactions ........................      162,827     1,222,697         89,652     432,183
                                                        ----------    ----------    -----------   ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............        2,959           (28)         1,170     (33,647)
                                                        ----------    ----------    -----------   ---------
Increase (Decrease) in Net Assets ...................     (141,153)    1,050,563        (30,355)    304,310
Net Assets -- Beginning of Period ...................    1,297,577       247,014        448,585     144,275
                                                        ----------    ----------    -----------   ---------
Net Assets -- End of Period .........................   $1,156,424    $1,297,577    $   418,230   $ 448,585
                                                        ==========    ==========    ===========   =========

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

                                                                 EQ/T. Rowe Price
                                                                International Stock
                                                        -----------------------------------
                                                              2001               2000
                                                        ----------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .......................    $   (1,104,502)    $   (1,561,186)
 Net realized gain (loss) on investments ............       (42,533,290)        14,478,577
 Change in unrealized appreciation (depreciation)
  of investments ....................................        17,947,468        (37,422,909)
                                                         --------------     --------------
 Net increase (decrease) in net assets from
  operations ........................................       (25,690,324)       (24,505,518)
                                                         --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .............       186,620,147        258,946,846
  Transfers between funds including guaranteed
   interest account, net ............................      (171,819,344)      (226,963,508)
  Transfers for contract benefits and
   terminations .....................................        (7,228,131)        (8,516,278)
  Contract maintenance charges ......................           (76,635)           (61,519)
  Adjustments to net assets allocated to
   contracts in payout period .......................                --                 --
                                                         --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ........................         7,496,037         40,561,135
                                                         --------------     --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account A ...............            58,207        (17,171,708)
                                                         --------------     --------------
Increase (Decrease) in Net Assets ...................       (18,136,080)        (1,116,090)
Net Assets -- Beginning of Period ...................       111,369,407        112,485,497
                                                         --------------     --------------
Net Assets -- End of Period .........................    $   93,233,327     $  111,369,407
                                                         ==============     ==============

----------
(a) Commenced operations on May 2, 2000.
(b) Commenced operations on September 5, 2000.
(c) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2001


1. Organization

The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account A (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified investment management company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 37 variable investment options(1) offered by EQAT:

o  EQ/Aggressive Stock(2)                               o  EQ/Capital Guardian Research
o  EQ/Alliance Common Stock                             o  EQ/Capital Guardian U.S. Equity
o  EQ/Alliance Global                                   o  EQ/Emerging Markets Equity(3)
o  EQ/Alliance Growth and Income                        o  EQ/Equity 500 Index(4)
o  EQ/Alliance Growth Investors                         o  EQ/Evergreen Omega(5)
o  EQ/Alliance High Yield                               o  EQ/FI Mid Cap
o  EQAlliance Intermediate Government Securities        o  EQ/FI Small/Mid Cap Value(6)
o  EQ/Alliance International                            o  EQ/Janus Large Cap Growth
o  EQ/Alliance Money Market                             o  EQ/Lazard Small Cap Value
o  EQ/Alliance Premier Growth                           o  EQ/Marsico Focus
o  EQ/Alliance Quality Bond                             o  EQ/Mercury Basic Value Equity(7)
o  EQ/Alliance Small Cap Growth                         o  EQ/MFS Emerging Growth Companies
o  EQ/Alliance Technology                               o  EQ/MFS Investors Trust(9)
o  EQ/AXP New Dimensions                                o  EQ/MFS Research
o  EQ/AXP Strategy Aggressive                           o  EQ/Putnam Growth & Income Value
o  EQ/Balanced(8)                                       o  EQ/Putnam International Equity
o  EQ/Bernstein Diversified Value(10)                   o  EQ/Putnam Investors Growth
o  EQ/Calvert Socially Responsible                      o  EQ/T. Rowe Price International Stock
o  EQ/Capital Guardian International

----------
 (1) Effective May 18, 2001 the names of the investment options include EQ/.
 (2) Formerly known as Alliance Aggressive.
 (3) Formerly known as Morgan Stanley Emerging Markets Equity.
 (4) Formerly known as Alliance Equity Index.
 (5) Formerly known as EQ/Evergreen.
 (6) Formerly known as Warburg Pincus Small Company Value.
 (7) Formerly known as Merrill Lynch Basic Value Equity.
 (8) Formerly known as Alliance Balanced.
 (9) Formerly known as MFS Growth with Income.
(10) Formerly known as Lazard Large Cap Value.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

The Account is used to fund benefits for variable annuities issued by Equitable Life including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

The amount retained by Equitable Life in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense risks, other expenses and financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account. In addition to amounts reported in Retained by Equitable Life in Separate Account A, Equitable Life has invested $222,000 in each of the following funds offered by the AXA Premier VIP Trust:


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


1. Organization (Concluded)

   o AXA Premier VIP Core Bond
   o AXA Premier VIP Health Care
   o AXA Premier VIP International Equity
   o AXA Premier VIP Large Cap Core Equity
   o AXA Premier VIP Large Cap Growth
   o AXA Premier VIP Large Cap Value
   o AXA Premier VIP Small/Mid Cap Growth
   o AXA Premier VIP Technology

   These funds were first offered to Contractowners on January 14, 2002.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2001 presentation.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Receivable/payable for policy-related transactions represents amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under EQUI-VEST Series 100 through 800, EQUI-VEST Vantage, Momentum, Momentum Plus (excluding amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) are reduced by applicable deductions, charges and state premium taxes. Payments received from contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to variable investment options, and/or to the guaranteed interest account, of Equitable Life's General Account, and fixed maturity option of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net are amounts that participants have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account and fixed maturity option of Separate Account No. 48. The net assets of any variable investment option may not be less than the aggregate of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under EQUI-VEST Series 100 through 800 Contracts, EQUI-VEST Vantage and Momentum Plus Contracts. Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under EQUI-VEST Series 100 through 800 Contracts, EQUI-VEST Vantage, EQUIPLAN and Old Contracts and quarterly under Momentum and Momentum Plus.

   Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of New York State. The mortality risk is fully borne by The Equitable Life Assurance

                                     FSA-32

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


2. Significant Accounting Policies (Concluded)

   Society and may result in additional amounts being transferred into the variable annuity account by The Equitable Life Assurance Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

   The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                       Purchases           Sales
                                                   ----------------- -----------------
EQ/Aggressive Stock                                 $  858,928,577    $1,099,599,017
EQ/Alliance Common Stock                               879,978,608     1,478,194,629
EQ/Alliance Global                                     241,355,154       317,200,992
EQ/Alliance Growth and Income                          786,209,288       571,954,538
EQ/Alliance Growth Investors                           145,749,690       223,800,198
EQ/Alliance High Yield                                  95,870,620        87,351,998
EQ/Alliance Intermediate Government Securities         116,596,808        55,632,011
EQ/Alliance International                              327,060,498       334,288,341
EQ/Alliance Money Market                               409,988,614       349,309,649
EQ/Alliance Premier Growth                             248,088,731       222,168,032
EQ/Alliance Quality Bond                               152,139,696        76,197,013
EQ/Alliance Small Cap Growth                           273,884,398       239,179,256
EQ/Alliance Technology                                 174,044,761       139,190,751
EQ/AXP New Dimensions                                    9,292,303         2,889,362
EQ/AXP Strategy Aggressive                              15,783,650        11,093,583
EQ/Balanced                                            667,429,080       554,399,409
EQ/Bernstein Diversified Value                         318,600,920       151,018,805
EQ/Calvert Socially Responsible                          3,676,248         1,790,405
EQ/Capital Guardian International                          172,575            69,835
EQ/Capital Guardian Research                            12,593,252         4,107,206
EQ/Capital Guardian U.S. Equity                         16,434,269         8,657,002
EQ/Emerging Markets Equity                             285,382,071       290,816,053
EQ/Equity 500 Index                                    679,735,333       750,544,775
EQ/Evergreen Omega                                       3,661,272         1,765,958
EQ/FI Mid Cap                                           59,329,021        16,186,497
EQ/FI Small/Mid Cap Value                              152,529,544        64,231,313
EQ/Janus Large Cap Growth                               45,956,909        11,580,355
EQ/Lazard Small Cap Value                                  641,120            67,194
EQ/Marsico Focus                                         2,103,429           718,438
EQ/Mercury Basic Value Equity                          178,495,522        81,567,710
EQ/MFS Emerging Growth Companies                       460,254,605       506,791,794
EQ/MFS Investors Trust                                   6,247,564         3,618,093
EQ/MFS Research                                         94,594,142       106,255,978
EQ/Putnam Growth & Income Value                         28,750,727        25,074,641
EQ/Putnam International Equity                             809,140           640,658
EQ/Putnam Investors Growth                                 304,067           189,527
EQ/T. Rowe Price International Stock                   188,617,980       182,111,736
                                                    --------------    --------------
                                                    $7,941,290,186    $7,970,252,752
                                                    ==============    ==============

                                     FSA-33

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in Class IA or Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.

   Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on net asset levels of individual portfolios and range from a low of 0.25% to a high of 1.15% of average daily net assets. Equitable Life as investment manager pays expenses to providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of Equitable Life, may also receive distribution fees under Rule 12b-1 Plans as described above.

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios (including EQ/Aggressive Stock, EQ/Balanced, EQ/Bernstein Diversified Value, and EQ/Equity 500 Index). Alliance is a limited partnership which is indirectly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors is an affiliate of Equitable Life, and a distributor and principal underwriter of the Contracts and the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries and AXA Network Insurance Agency of Texas, Inc. (affiliates of Equitable Life). AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network.


5. Substitutions

   On May 18, 2001 the EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of:

   o 11,433,750 Class IA shares of Alliance Conservative Investors (valued at $135,718,615), 1,276,271 Class IB shares of Alliance Conservative Investors (valued at $15,085,439),

   o 167,949 Class IA shares of EQ/Evergreen Foundation (valued at $1,590,482), 55,807 Class IB shares of EQ/Evergreen Foundation (valued at $528,495),

   o 3,319,482 Class IA shares of EQ/Putnam Balanced (valued at $40,995,602), 411,048 Class IB shares of EQ/Putnam Balanced (valued at $5,076,437), and

   o 1,063,403 Class IA shares of Mercury World Strategy (valued at $10,431,985), 133,231 Class IB shares of Mercury World Strategy (valued at $1,306,997)

   for 12,044,460 Class IA shares of the EQ/Balanced Portfolio and 1,410,093 Class IB shares of the EQ/Balanced Portfolio outstanding (valued at $210,734,052). On May 18, 2001 the assets of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy were combined with those of EQ/Balanced. The aggregate net assets of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, Mercury World Strategy and EQ/Balanced immediately before the substitution were $150,804,054, $2,118,977, $46,072,039, $11,738,982 and $1,275,114,897
   respectively, resulting in combined assets after the substitution of $1,485,848,949 in EQ/Balanced Portfolio.

   On May 18, 2001 the EQ/Bernstein Portfolio, formerly the Lazard Large Cap Portfolio, acquired all the net assets of the T. Rowe Price Equity Income Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger, with Bernstein Portfolio as the surviving Portfolio. The substitution was accomplished by a tax free exchange of 11,134,420 Class IB shares of T. Rowe Price Equity Income Portfolio (valued at $147,320,700) for the 11,996,799 Class IB shares of the Bernstein Portfolio outstanding (valued at $147,320,700). On May 18, 2001 the T. Rowe Price Equity Income Portfolio assets were combined with those of the Bernstein Portfolio. The

                                     FSA-34

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


5. Substitutions (Concluded)

   aggregate net assets of the Bernstein Portfolio and the T. Rowe Price Equity Income Portfolio immediately before the substitution were $147,320,700 and $104,245 respectively, resulting in combined assets after the substitution of $147,424,945 in EQ/Bernstein Portfolio.

   On October 6, 2000 the EQ/Equity 500 Index Portfolio, formerly the Alliance Equity Index Portfolio, acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction was treated as a merger. The BT Equity 500 Index Portfolio was not held by the Account before the substitution. As a result, there was no impact to the Account.


6. Asset Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life charges the Account for the following charges:

                                                    Mortality and      Other        Financial
                                                    Expense Risks     Expenses      Accounting       Total
                                                    -------------     --------      ----------       -----
   Old Contracts
   ---------------------------------------------        0.58%           0.16%            --           0.74%
   EQUIPLAN Contracts                                   0.58%           0.16%            --           0.74%
   ---------------------------------------------
   EQUI-VEST Series 100/Momentum Contracts
   ---------------------------------------------
   EQ/Alliance Money Market
   EQ/Balanced
   EQ/Alliance Common Stock ....................        0.65%           0.60%            0.24%        1.49%
   All Other Funds .............................        0.50%           0.60%            0.24%        1.34%
   EQUI-VEST Series 200
   ----------------------------------------------
   EQ/Alliance Money Market
   EQ/Balanced
   EQ/Alliance Common Stock ....................        1.15%           0.25%            --           1.40%
   All Other Funds .............................        0.50%           0.60%            0.24%        1.34%
   EQUI-VEST Series 300 and Series 400 Contracts
   ----------------------------------------------
   EQ/ Alliance Money Market
   EQ/ Alliance Common Stock
   EQ/Alliance Aggressive Stock
   EQ/Balanced .................................        1.10%           0.25%            --           1.35%
   All Other Funds* ............................        1.10%           0.24%            --           1.34%
   Momentum Plus Contracts                              1.10%           0.25%            --           1.35%
   ----------------------------------------------
   Momentum Plus Contracts                              0.76%           0.24%            --           1.00%
   ----------------------------------------------
   Momentum Plus Contracts                              0.66%           0.24%            --           0.90%
   ----------------------------------------------
   EQUI-VEST Series 500 Contracts                       1.20%           0.25%            --           1.45%
   ----------------------------------------------
   EQUI-VEST Series 600 and 800 Contracts               0.95%           0.25%            --           1.20%
   ----------------------------------------------
   EQUI-VEST Vantage Contracts                          0.90%             --             --           0.90%
   ----------------------------------------------
   EQUI-VEST Express Series 700 Contracts               0.70%           0.25%            --           0.95%
   ----------------------------------------------

* During 2001 and 2000, Equitable Life charged EQUI-VEST Series 300 and 400 Contracts 0.24% against the assets of the Trust for expenses, except as noted. This voluntary expense limitation discounted from 0.25% to 0.24% may be discontinued by Equitable Life at its discretion.

   The charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of EQAT ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of the Trust for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST/ Momentum Contracts for the EQ/Alliance Money Market, EQ/Alliance Common Stock, EQ/Aggressive Stock, and the EQ/Balanced variable investment options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Funds from Equitable Life's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by Equitable Life in Separate Account A.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

                                     FSA-35

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding


   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                                     EQ/Alliance
                                                    EQ/Aggressive Stock              Common Stock
                                                ---------------------------- ----------------------------
                                                     2001           2000          2001           2000
                                                -------------- ------------- -------------- -------------
   Old Contracts 0.74%
    Issued ....................................        --             --            --             --
    Redeemed ..................................        --             --           (21)           (25)
                                                   --------       ------        --------       ------
    Net Increase (Decrease) ...................        --             --           (21)           (25)
                                                   --------       ------        --------       ------
   EQUIPLAN Contracts 0.74%
    Issued ....................................        --             --            --             --
    Redeemed ..................................        --             --            (6)            --
                                                   --------       ------        --------       ------
    Net Increase (Decrease) ...................        --             --            (6)            --
                                                   --------       ------        --------       ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................     5,311          4,591         1,596          2,706
    Redeemed ..................................    (7,390)        (7,735)       (3,084)        (3,746)
                                                   --------       ------        --------       ------
    Net Increase (Decrease) ...................    (2,079)        (3,144)       (1,488)        (1,040)
                                                   --------       ------        --------       ------
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................       528            514           138            171
    Redeemed ..................................      (683)          (695)         (213)          (225)
                                                   --------       ------        --------       ------
    Net Increase (Decrease) ...................      (155)          (181)          (75)           (54)
                                                   --------       ------        --------       ------
   Momentum Plus Contracts 1.35%
    Issued ....................................       250            266           262            326
    Redeemed ..................................      (426)          (114)         (493)          (124)
                                                   --------       ------        --------       ------
    Net Increase (Decrease) ...................      (176)           152          (231)           202
                                                   --------       ------        --------       ------
   Momentum Plus Contracts 1.00%
    Issued ....................................        --             --            --              1
    Redeemed ..................................        (3)            (7)           --             (8)
                                                   ---------      ---------     --------       ---------
    Net Increase (Decrease) ...................        (3)            (7)           --             (7)
                                                   ---------      ---------     --------       ---------
   Momentum Plus Contracts 0.90%
    Issued ....................................       105              1           130              2
    Redeemed ..................................      (105)            (1)         (140)            (1)
                                                   --------       ---------     --------       ---------
    Net Increase (Decrease) ...................        --             --           (10)             1
                                                   --------       --------      --------       --------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................     3,333            771           735            441
    Redeemed ..................................    (3,698)          (807)       (1,389)          (690)
                                                   --------       --------      --------       --------
    Net Increase (Decrease) ...................      (365)           (36)         (654)          (249)
                                                   --------       --------      --------       --------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................         1              1             5              7
    Redeemed ..................................        (1)            --            (2)            (2)
                                                   ---------      --------      ---------      ---------
    Net Increase (Decrease) ...................        --              1             3              5
                                                   --------       --------      --------       --------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................       323            222           487            757
    Redeemed ..................................      (294)          (168)         (246)          (159)
                                                   --------       --------      --------       --------
    Net Increase (Decrease) ...................        29             54           241            598
                                                   --------       --------      --------       --------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................        40             19            62             33
    Redeemed ..................................      (130)           (20)         (231)           (42)
                                                   --------       --------      --------       --------
    Net Increase (Decrease) ...................       (90)            (1)         (169)            (9)
                                                   --------       ---------     --------       ---------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................        10             26           144            283
    Redeemed ..................................        (5)            (2)          (53)           (13)
                                                   ---------      ---------     --------       --------
    Net Increase (Decrease) ...................         5             24            91            270
                                                   ---------      ---------     --------       --------

                                                                                    EQ/Alliance
                                                    EQ/Alliance Global           Growth and Income
                                                --------------------------- ---------------------------
                                                     2001          2000          2001          2000
                                                ------------- ------------- ------------- -------------
   Old Contracts 0.74%
    Issued ....................................        --             --            --             --
    Redeemed ..................................        --             --            --             --
                                                   ------         ------        ------         ------
    Net Increase (Decrease) ...................        --             --            --             --
                                                   ------         ------        ------         ------
   EQUIPLAN Contracts 0.74%
    Issued ....................................        --             --            --             --
    Redeemed ..................................        --             --            --             --
                                                   ------         ------        ------         ------
    Net Increase (Decrease) ...................        --             --            --             --
                                                   ------         ------        ------         ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................       987          2,300         2,287          1,083
    Redeemed ..................................    (1,367)        (3,719)       (1,850)        (2,250)
                                                   ------         ------        ------         ------
    Net Increase (Decrease) ...................      (380)        (1,419)          437         (1,167)
                                                   ------         ------        ------         ------
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................        79             44            53             40
    Redeemed ..................................       (96)           (50)          (42)           (36)
                                                   ------         ------        ------         ------
    Net Increase (Decrease) ...................       (17)            (6)           11              4
                                                   ------        -------        ------         ------
   Momentum Plus Contracts 1.35%
    Issued ....................................        95            100            84             82
    Redeemed ..................................      (170)           (42)         (118)           (34)
                                                   ------        -------        ------         ------
    Net Increase (Decrease) ...................       (75)            58           (34)            48
                                                   ------        -------        ------         ------
   Momentum Plus Contracts 1.00%
    Issued ....................................        --             --            --             --
    Redeemed ..................................        --             (2)           --             (2)
                                                   ------        --------       ------         ------
    Net Increase (Decrease) ...................        --             (2)           --             (2)
                                                   ------        --------       ------         -------
   Momentum Plus Contracts 0.90%
    Issued ....................................        11              1            10             --
    Redeemed ..................................       (16)            --           (12)            --
                                                   ------        -------        ------         ------
    Net Increase (Decrease) ...................        (5)             1            (2)            --
                                                   ---------     -------        ------         ------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................        --          1,396            --            458
    Redeemed ..................................        --           (226)           --           (965)
                                                   --------      -------        ------         ------
    Net Increase (Decrease) ...................        --          1,170            --           (507)
                                                   --------      -------        ------         ------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................         1              1             1              1
    Redeemed ..................................        --             --            --             (1)
                                                   --------      -------        ------         ------
    Net Increase (Decrease) ...................         1              1             1             --
                                                   --------      -------        ------         ------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................       132            217           346            259
    Redeemed ..................................       (78)           (57)          (82)           (35)
                                                   --------      -------        ------         -----
    Net Increase (Decrease) ...................        54            160           264            224
                                                   --------      -------        ------         ------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................         6              4             6              4
    Redeemed ..................................       (16)            (2)          (17)            (3)
                                                   --------      -------        ------         ------
    Net Increase (Decrease) ...................       (10)             2           (11)             1
                                                   --------      -------        ------         ------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................        81            111           178            138
    Redeemed ..................................       (28)           (10)          (23)            (7)
                                                   --------      -------        ------         ------
    Net Increase (Decrease) ...................        53            101           155            131
                                                   --------      -------        ------         ------

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-36

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                                                EQ/Alliance
                                                                                               Intermediate
                                                    EQ/Alliance         EQ/Alliance             Government          EQ/Alliance
                                                  Growth Investors       High Yield             Securities         International
                                                  ----------------    ----------------       ----------------    ----------------
                                                    2001     2000      2001      2000          2001     2000      2001      2000
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Old Contracts 0.74%
    Issued ....................................       --        --        --        --           --        --        --        --
    Redeemed ..................................       --        --        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUIPLAN Contracts 0.74%
    Issued ....................................       --        --        --        --           --        --        --        --
    Redeemed ..................................       --        --        --        --           --        (3)       --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --           --        (3)       --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................      390       636       535       130          587       105     2,803     5,628
    Redeemed ..................................     (776)   (1,918)     (565)     (746)        (309)     (310)   (2,886)   (5,978)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................     (386)   (1,282)      (30)     (616)         278      (205)      (83)     (350)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................       30        40        10        10           14        10        13        20
    Redeemed ..................................      (52)      (42)      (10)      (13)          (6)      (12)      (11)      (18)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................      (22)       (2)       --        (3)           8        (2)        2         2
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Plus Contracts 1.35%
    Issued ....................................       79        93        23        25           21        12        48        57
    Redeemed ..................................     (180)      (62)      (36)      (28)         (22)       (4)      (59)      (37)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................     (101)       31       (13)       (3)          (1)        8       (11)       20
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Plus Contracts 1.00%
    Issued ....................................       --        --        --        --           --        --        --        --
    Redeemed ..................................       (4)       (2)       --        --           --        --        (1)       (2)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       (4)       (2)       --        --           --        --        (1)       (2)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Plus Contracts 0.90%
    Issued ....................................       16        --         4        --            3        --         2         1
    Redeemed ..................................      (19)       --        (4)       --           (3)       --        (4)       --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       (3)       --        --        --           --        --        (2)        1
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................       --       110        --        27           --        48        --     2,421
    Redeemed ..................................       --    (2,540)       --      (391)          --      (107)       --    (1,969)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --    (2,430)       --      (364)          --       (59)       --       452
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................        1         1        --        --           --        --        32        56
    Redeemed ..................................       --        --        --        --           --        --       (32)      (56)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................        1         1        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................      110       215        55        26          127        27       197        78
    Redeemed ..................................      (52)      (14)      (34)       (3)         (30)      (12)     (187)      (45)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       58       201        21        23           97        15        10        33
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................        2         8         3        11            1        --         1         2
    Redeemed ..................................      (22)       (4)       (7)      (11)          (3)       (1)       (4)       (2)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................      (20)        4        (4)       --           (2)       (1)       (3)       --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................       50        96        35        20           71         9       177        71
    Redeemed ..................................      (18)       (4)       (6)       (1)         (13)       (1)     (162)      (39)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       32        92        29        19           58         8        15        32
                                                  ------    ------    ------    ------       ------    ------    ------    ------

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-37

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                    EQ/Alliance         EQ/Alliance            EQ/Alliance         EQ/Alliance
                                                    Money Market       Premier Growth         Quality Bond      Small Cap Growth
                                                  ----------------    ----------------      ----------------    ----------------
                                                   2001      2000      2001     2000         2001      2000      2001     2000
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Old Contracts 0.74%
    Issued ....................................       --        --        --        --          --        --        --        --
    Redeemed ..................................       (7)       --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       (7)       --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUIPLAN Contracts 0.74%
    Issued ....................................       --        --        --        --          --        --        --        --
    Redeemed ..................................       --        --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................    2,694     2,528     2,571     1,938         761       161     1,567     4,215
    Redeemed ..................................   (2,356)   (2,724)   (2,379)     (590)       (428)     (485)   (1,473)   (3,874)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................      338      (196)      192     1,348         333      (324)       94       341
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................    1,337       468       115        39          11         6        23        31
    Redeemed ..................................   (1,269)     (551)     (113)      (11)         (5)       (6)      (17)      (17)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       68       (83)        2        28           6        --         6        14
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Plus Contracts 1.35%
    Issued ....................................      325       393        48        29          28        19        45        59
    Redeemed ..................................     (335)     (332)      (71)       (3)        (25)      (15)      (43)      (19)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................      (10)       61       (23)       26           3         4         2        40
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Plus Contracts 1.00%
    Issued ....................................       --         1        --        --          --        --        --        --
    Redeemed ..................................       (2)       --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       (2)        1        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Plus Contracts 0.90%
    Issued ....................................        3        --         7         1           2        --        10        --
    Redeemed ..................................       (3)       --        (8)       --          (2)       --       (10)       --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        (1)        1          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................      932       380        --       440          --        74        --     1,167
    Redeemed ..................................     (834)     (304)       --       (80)         --      (194)       --      (590)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       98        76        --       360          --      (120)       --       577
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................       --        --         1         1          --        --        --         1
    Redeemed ..................................       --        --        --        --          --        --        (2)       --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --         1         1          --        --        (2)        1
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................      200       130       235       355         118        35       108       163
    Redeemed ..................................     (132)      (89)     (147)      (42)        (34)      (12)      (40)      (67)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       68        41        88       313          84        23        68        96
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................        2         7         1         5           1         1         2        10
    Redeemed ..................................       (4)       (6)       (6)       --          (2)       --       (12)       (3)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       (2)        1        (5)        5          (1)        1       (10)        7
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................      664       437       111       228         113        23        80        67
    Redeemed ..................................     (533)     (341)      (48)       (7)        (27)       (1)      (14)       (5)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................      131        96        63       221          86        22        66        62
                                                  ------    ------    ------    ------      ------    ------    ------    ------

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-38

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001

7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                    EQ/Alliance          EQ/AXP New          EQ/AXP Strategy
                                                   Technology (a)      Dimensions (b)         Aggressive (b)      EQ/Balanced (e)
                                                  ----------------    ----------------       ----------------    ----------------
                                                   2001      2000      2001      2000         2001      2000      2001      2000
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Old Contracts 0.74%
    Issued ....................................       --        --        --        --           --        --        --        --
    Redeemed ..................................       --        --        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUIPLAN Contracts 0.74%
    Issued ....................................       --        --        --        --           --        --        --        --
    Redeemed ..................................       --        --        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................    2,858     1,386        97        33          272       124     3,035     2,002
    Redeemed ..................................   (2,413)     (549)      (34)       (4)        (214)      (79)   (3,627)   (4,010)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................      445       837        63        29           58        45      (592)   (2,008)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................       20        18        --        --           --        --       194       118
    Redeemed ..................................       (5)       (1)       --        --           --        --      (257)     (261)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       15        17        --        --           --        --       (63)     (143)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Plus Contracts 1.35%
    Issued ....................................       30        12         1        --           --        --       143        89
    Redeemed ..................................      (26)       (1)       (1)       --           --        --      (164)      (15)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................        4        11        --        --           --        --       (21)       74
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Plus Contracts 1.00%
    Issued ....................................       --        --        --        --           --        --        --        --
    Redeemed ..................................       --        --        --        --           --        --        --        (1)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --           --        --        --        (1)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   Momentum Plus Contracts 0.90%
    Issued ....................................        5        --        --        --           --        --        49        --
    Redeemed ..................................       (5)       --        --        --           --        --       (51)       --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --           --        --        (2)       --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................       --       630        --        14           --        11       775        93
    Redeemed ..................................       --      (154)       --        (1)          --        (1)     (287)     (115)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       --       476        --        13           --        10       488       (22)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................        1         1        --        --           --        --         1         1
    Redeemed ..................................       --        --        --        --           --        --        --        --
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................        1         1        --        --           --        --         1         1
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................      155       145        14         2           25         2       241       114
    Redeemed ..................................      (87)      (17)       (1)       --           (3)       --       (55)      (24)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       68       128        13         2           22         2       186        90
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................        2         7        --        --           --        --        24         6
    Redeemed ..................................       (5)       (2)       --        --           --        --       (68)       (5)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       (3)        5        --        --           --        --       (44)        1
                                                  ------    ------    ------    ------       ------    ------    ------    ------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................      113        99        14         2           24         6       126        33
    Redeemed ..................................      (37)       (7)       (2)       --           (1)       --       (25)       (1)
                                                  ------    ------    ------    ------       ------    ------    ------    ------
    Net Increase (Decrease) ...................       76        92        12         2           23         6       101        32
                                                  ------    ------    ------    ------       ------    ------    ------    ------

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-39

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001

7. Changes in Units Outstanding (Continued)


   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                   EQ/Bernstein       EQ/Calvert        EQ/Capital
                                                Diversified Value      Socially          Guardian           EQ/Capital
                                                       (f)            Responsible      International     Guardian Research
                                                ------------------ ----------------- ----------------- ---------------------
                                                    2001     2000    2001     2000    2001     2000       2001       2000
                                                ----------- ------ -------- -------- ------ ---------- ---------- ----------
   Old Contracts 0.74%
    Issued ....................................      --        --      --       --      --      --         --         --
    Redeemed ..................................      --        --      --       --      --      --         --         --
                                                   -----     ----    ----     ----    ----     ----       ----       ----
    Net Increase (Decrease) ...................      --        --      --       --      --      --         --         --
                                                   -----     ----    ----     ----    ----     ----       ----       ----
   EQUIPLAN Contracts 0.74%
    Issued ....................................      --        --      --       --      --      --         --         --
    Redeemed ..................................      --        --      --       --      --      --         --         --
                                                   -----     ----    ----     ----    ----     ----       ----       ----
    Net Increase (Decrease) ...................      --        --      --       --      --      --         --         --
                                                   -----     ----    ----     ----    ----     ----       ----       ----
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................    1,871       --      37       31      --       --        85         99
    Redeemed ..................................     (327)      --     (18)     (20)     --      --        (34)       (69)
                                                   -----     ----    ----     ----    ----     ----       ----       ----
    Net Increase (Decrease) ...................    1,544       --      19       11      --      --         51         30
                                                   -----     ----    ----     ----    ----     ----       ----       ----
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................       21       --      --       --       1      --          1          1
    Redeemed ..................................       (3)      --      --       --      --      --         --         --
                                                   -------   ----    ----     ----    ----     ----       ----       ----
    Net Increase (Decrease) ...................       18       --      --       --       1      --          1          1
                                                   ------    ----    ----     ----    ----     ----       ----       ----
   Momentum Plus Contracts 1.35%
    Issued ....................................       35       --      --       --       1       2          1          1
    Redeemed ..................................      (35)      --      --       --      --      (2)        (2)        --
                                                   ------    ----    ----     ----    ----     ------     ------     ----
    Net Increase (Decrease) ...................      --        --      --       --       1      --         (1)         1
                                                   ------    ----    ----     ----    ----     -----      ------     ----
   Momentum Plus Contracts 1.00%
    Issued ....................................      --        --      --       --      --      --         --         --
    Redeemed ..................................      --        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      ----
    Net Increase (Decrease) ...................      --        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      ----
   Momentum Plus Contracts 0.90%
    Issued ....................................      --        --      --       --      --      --         --         --
    Redeemed ..................................      --        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      ----
    Net Increase (Decrease) ...................      --        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      ----
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................      --        --      --       --      --      --         --         19
    Redeemed ..................................      --        --      --       --      --      --         --        (13)
                                                   ------    ----    ----     ----    ----     -----      -----      ----
    Net Increase (Decrease) ...................      --        --      --       --      --      --         --          6
                                                   ------    ----    ----     ----    ----     -----      -----      ----
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................       1        --      --       --      --      --         --         --
    Redeemed ..................................      --        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      ----
    Net Increase (Decrease) ...................       1        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      ----
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................      88        --      --       --      --      --         23         12
    Redeemed ..................................     (16)       --      --       --      --      --         (1)        (4)
                                                   ------    ----    ----     ----    ----     -----      ------     ------
    Net Increase (Decrease) ...................      72        --      --       --      --      --         22          8
                                                   ------    ----    ----     ----    ----     -----      -----      -----
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................       1        --      --       --      --      --         --         --
    Redeemed ..................................      --        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      -----
    Net Increase (Decrease) ...................       1        --      --       --      --      --         --         --
                                                   ------    ----    ----     ----    ----     -----      -----      -----
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................      49        --      --       --      --      --          6          4
    Redeemed ..................................      (3)       --      --       --      --      --         (1)        --
                                                   -------   ----    ----     ----    ----     -----      ------     -----
    Net Increase (Decrease) ...................      46        --      --       --      --      --          5          4
                                                   ------    ----    ----     ----    ----     -----      -----      -----

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-40

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                    EQ/Capital           EQ/Emerging          EQ/Equity 500       EQ/Evergreen
                                               Guardian U.S. Equity    Markets Equity           Index (d)             Omega
                                               --------------------   ----------------      ----------------    ----------------
                                                  2001       2000      2001      2000        2001     2000       2001     2000
                                               ---------   -------    ------    ------      ------    ------    ------    ------
   Old Contracts 0.74%
    Issued ....................................       --        --        --        --          --        --        --        --
    Redeemed ..................................       --        --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUIPLAN Contracts 0.74%
    Issued ....................................       --        --        --        --          --        --        --        --
    Redeemed ..................................       --        --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --          --        --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................      140        50     4,157     3,837       2,174     1,833        36        19
    Redeemed ..................................      (78)      (34)   (4,233)   (3,669)     (2,436)   (4,413)      (21)       (8)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       62        16       (76)      168        (262)   (2,580)       15        11
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................        1        --        11        19          84        81         1        --
    Redeemed ..................................       --        --        (8)       (9)        (96)      (90)       --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................        1        --         3        10         (12)       (9)        1        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Plus Contracts 1.35%
    Issued ....................................        1        --        13        28         104       143        --        --
    Redeemed ..................................       (1)       --       (14)      (22)       (154)      (76)       (1)       --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        (1)        6         (50)       67        (1)       --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Plus Contracts 1.00%
    Issued ....................................       --        --        --        --          --        --        --        --
    Redeemed ..................................       --        --        --        --          (2)       (3)       --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --          (2)       (3)       --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   Momentum Plus Contracts 0.90%
    Issued ....................................       --        --         3        --          32         1        --        --
    Redeemed ..................................       --        --        (3)       --         (37)       --        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --          (5)        1        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................       --        12        --       636          --       914        --        --
    Redeemed ..................................       --        (8)       --      (468)         --    (1,433)       --        (1)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --         4        --       168          --      (519)       --        (1)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................       --        --        --        --           2         3        --        --
    Redeemed ..................................       --        --        --        --          (1)       (1)       --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        --        --           1         2        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................       16        12       206        52         297       348         8        --
    Redeemed ..................................       (7)       (2)     (203)      (15)       (188)     (140)       (1)       (3)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................        9        10         3        37         109       208         7        (3)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................       --        --        --         3          10        28        --        --
    Redeemed ..................................       --        --        (2)       (3)        (57)      (26)       --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................       --        --        (2)       --         (47)        2        --        --
                                                  ------    ------    ------    ------      ------    ------    ------    ------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................        7         3       176        90         118        80         3        --
    Redeemed ..................................       (1)       --      (169)      (63)        (59)       (9)       --        (1)
                                                  ------    ------    ------    ------      ------    ------    ------    ------
    Net Increase (Decrease) ...................        6         3         7        27          59        71         3        (1)
                                                  ------    ------    ------    ------      ------    ------    ------    ------

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-41

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                                                              EQ/Lazard
                                                        EQ/FI        EQ/FI Small/Mid Cap      EQ/Janus Large   Small Cap
                                                     Mid Cap (b)            Value             Cap Growth (b)    Value
                                                  ----------------   -------------------      -------------   -----------
                                                   2001     2000       2001      2000         2001    2000    2001   2000
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   Old Contracts 0.74%
    Issued ....................................       --        --        --        --          --      --      --     --
    Redeemed ..................................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   EQUIPLAN Contracts 0.74%
    Issued ....................................       --        --        --        --          --      --      --     --
    Redeemed ..................................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................      496        68     1,133       202         434     132      --
    Redeemed ..................................     (162)       (7)     (523)     (663)       (137)    (11)     --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................      334        61       610      (461)        297     121      --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................        1        --        16         4           5      --       2      1
    Redeemed ..................................       --        --        (3)       (2)         (1)     --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................        1        --        13         2           4      --       2      1
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   Momentum Plus Contracts 1.35%
    Issued ....................................        3        --        25        11           4      --       3     --
    Redeemed ..................................       (2)       --       (35)       (6)         (4)     --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................        1        --       (10)        5          --      --       3     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   Momentum Plus Contracts 1.00%
    Issued ....................................       --        --        --        --          --      --      --     --
    Redeemed ..................................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   Momentum Plus Contracts 0.90%
    Issued ....................................       --        --         4        --           1      --      --     --
    Redeemed ..................................       --        --        (4)       --          (1)     --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................       --        30        --        48          --      51      --     --
    Redeemed ..................................       --        (5)       --      (321)         --      (5)     --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       --        25        --      (273)         --      46      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................       --        --        --        --          --      --      --     --
    Redeemed ..................................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       --        --        --        --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................      104         9       142        17         116      13      --     --
    Redeemed ..................................       (7)       --       (29)       (5)         (9)     (1)     --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       97         9       113        12         107      12      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................       --        --         1         1          --      --      --     --
    Redeemed ..................................       --        --        (3)       (1)         --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       --        --        (2)       --          --      --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................       75         7        99        12          77      12      --     --
    Redeemed ..................................       (5)       --        (7)       --          (7)     --      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----
    Net Increase (Decrease) ...................       70         7        92        12          70      12      --     --
                                                  ------    ------    ------    ------        ----    ----    ----   ----

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-42

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                              EQ/Marsico    EQ/Mercury Basic           EQ/MFS Emerging          EQ/MFS
                                               Focus (c)      Value Equity             Growth Companies     Investors Trust
                                              ----------    ----------------           ----------------    ----------------
                                                  2001      2001        2000            2001      2000      2001      2000
                                                  ----      ----        ----           ------    ------    ------    ------
   Old Contracts 0.74%
    Issued ....................................     --         --         --               --        --        --        --
    Redeemed ..................................     --         --         --               --        --        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --         --         --               --        --        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
   EQUIPLAN Contracts 0.74%
    Issued ....................................     --         --         --               --        --        --        --
    Redeemed ..................................     --         --         --               --        --        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --         --         --               --        --        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ....................................     --        840        221            2,627     2,892        50        68
    Redeemed ..................................     --       (427)      (470)          (2,926)   (2,597)      (31)      (19)
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --        413       (249)            (299)      295        19        49
                                                  ----       ----       ----           ------    ------    ------    ------
   Momentum Contracts 1.34% and 1.49%
    Issued ....................................     19         11          6               33        45        --         1
    Redeemed ..................................     (7)        (5)        (3)             (26)      (19)       --        --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     12          6          3                7        26        --         1
                                                  ----       ----       ----           ------    ------    ------    ------
   Momentum Plus Contracts 1.35%
    Issued ....................................     --         25         18               83       138         1         1
    Redeemed ..................................     --        (16)       (85)             (85)      (83)       (2)       --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --          9         10               (2)       59        (1)        1
                                                  ----       ----       ----           ------    ------    ------    ------
   Momentum Plus Contracts 1.00%
    Issued ....................................     --         --         --               --        --        --        --
    Redeemed ..................................     --         --         --               (1)       --        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --         --         --               (1)       --        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
   Momentum Plus Contracts 0.90%
    Issued ....................................     --          2         --               16         1        --        --
    Redeemed ..................................     --         (2)        --              (18)       --        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --         --         --               (2)        1        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ....................................     --         --         52               --       344        --        16
    Redeemed ..................................     --         --       (212)              --      (654)       --       (14)
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --         --       (160)              --      (310)       --         2
                                                  ----       ----       ----           ------    ------    ------    ------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ....................................     --          1         --                2         3        --        --
    Redeemed ..................................     --         --         --               (1)       (1)       --        --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --          1         --                1         2        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ....................................     --        111         42              125       284         9        16
    Redeemed ..................................     --        (33)        (8)             (96)      (32)       (4)       (2)
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --         78         34               29       252         5        14
                                                  ----       ----       ----           ------    ------    ------    ------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ....................................     --          2          1                4        15        --        --
    Redeemed ..................................     --         (1)        --              (18)       (5)       --        --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................     --          1          1              (14)       10        --        --
                                                  ----       ----       ----           ------    ------    ------    ------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ....................................      1         65         29               68       172         8        12
    Redeemed ..................................     --         (8)        (2)             (46)       (8)       (3)       --
                                                  ----       ----       ----           ------    ------    ------    ------
    Net Increase (Decrease) ...................      1         57         27               22       164         5        12
                                                  ----       ----       ----           ------    ------    ------    ------

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-43

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                                 EQ/Putnam        EQ/Putnam          EQ/Putnam
                                                                              Growth & Income    International       Investors
                                                            EQ/MFS Research        Value            Equity            Growth
                                                             -------------     -------------     -------------     -------------
                                                             2001     2000     2001     2000     2001     2000     2001      2000
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   Old Contracts 0.74%
    Issued ..............................................      --       --       --       --       --       --       --       --
    Redeemed ............................................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   EQUIPLAN Contracts 0.74%
    Issued ..............................................      --       --       --       --       --       --       --       --
    Redeemed ............................................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   EQUI-VEST Series 100 to 400 Contracts 1.34%,
    1.40% or 1.49%
    Issued ..............................................     505      523      184      128       --       --       --       --
    Redeemed ............................................    (639)    (695)    (173)    (583)      --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................    (134)    (172)      11     (455)      --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   Momentum Contracts 1.34% and 1.49%
    Issued ..............................................      35       10        5        4        4        8        1        2
    Redeemed ............................................     (32)      (7)      (2)      (3)      (3)      (2)      (1)      --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................       3        3        3        1        1        6       --        2
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   Momentum Plus Contracts 1.35%
    Issued ..............................................      30       29        9       10        7        4        2        3
    Redeemed ............................................     (31)     (20)      (8)      (4)      (7)      (1)      (1)      (1)
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      (1)       9        1        6       --        3        1        2
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   Momentum Plus Contracts 1.00%
    Issued ..............................................      --       --       --       --       --       --       --       --
    Redeemed ............................................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   Momentum Plus Contracts 0.90%
    Issued ..............................................       6       --        2       --       --       --       --       --
    Redeemed ............................................      (6)      --       (2)      --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ..............................................      --      221       --       31       --       --       --       --
    Redeemed ............................................      --     (249)      --     (297)      --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      --      (28)      --     (266)      --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ..............................................       1        1       --       --       --       --       --       --
    Redeemed ............................................      --       --       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................       1        1       --       --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ..............................................      90       92       22       19       --       --       --       --
    Redeemed ............................................     (74)     (14)      (7)      (5)      --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      16       78       15       14       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   EQUI-VEST Vantage Contracts 0.90%
    Issued ..............................................       1        2       --        1       --       --       --       --
    Redeemed ............................................      (6)      (1)      (2)      (1)      --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      (5)       1       (2)      --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ..............................................      26       54        9        6       --       --       --       --
    Redeemed ............................................     (12)      (1)      (2)      --       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----
    Net Increase (Decrease) .............................      14       53        7        6       --       --       --       --
                                                             ----     ----     ----     ----     ----     ----     ----     ----

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-44

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


7. Changes in Units Outstanding (Concluded)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                  EQ/T. Rowe Price
                                                                    International
                                                                        Stock
                                                            -----------------------------
                                                                 2001            2000
                                                            -------------   -------------
   Old Contracts 0.74%
    Issued ..............................................          --              --
    Redeemed ............................................          --              --
                                                               ------          ------
    Net Increase (Decrease) .............................          --              --
                                                               ------          ------
   EQUIPLAN Contracts 0.74%
    Issued ..............................................          --              --
    Redeemed ............................................          --              --
                                                               ------          ------
    Net Increase (Decrease) .............................          --              --
                                                               ------          ------
   EQUI-VEST Series 100 to 400 Contracts 1.34%, 1.40% or
    1.49%
    Issued ..............................................       1,588           1,230
    Redeemed ............................................      (1,562)         (1,467)
                                                               ------          ------
    Net Increase (Decrease) .............................          26            (237)
                                                               ------          ------
   Momentum Contracts 1.34% and 1.49%
    Issued ..............................................           7               9
    Redeemed ............................................          (4)             (4)
                                                               ---------       ---------
    Net Increase (Decrease) .............................           3               5
                                                               --------        --------
   Momentum Plus Contracts 1.35%
    Issued ..............................................          14              17
    Redeemed ............................................         (13)            (12)
                                                               --------        --------
    Net Increase (Decrease) .............................           1               5
                                                               --------        --------
   Momentum Plus Contracts 1.00%
    Issued ..............................................          --              --
    Redeemed ............................................          --              --
                                                               --------        --------
    Net Increase (Decrease) .............................          --              --
                                                               --------        --------
   Momentum Plus Contracts 0.90%
    Issued ..............................................           4              --
    Redeemed ............................................          (4)             --
                                                               ---------       --------
    Net Increase (Decrease) .............................          --              --
                                                               --------        --------
   EQUI-VEST Series 300 & 400 Contracts 1.35%
    Issued ..............................................          --             633
    Redeemed ............................................          --            (289)
                                                               --------        --------
    Net Increase (Decrease) .............................          --             344
                                                               --------        --------
   EQUI-VEST Series 500 Contracts 1.45%
    Issued ..............................................          21              10
    Redeemed ............................................         (21)            (10)
                                                               --------        --------
    Net Increase (Decrease) .............................          --              --
                                                               --------        --------
   EQUI-VEST Series 600 & 800 Contracts 1.20%
    Issued ..............................................         253              69
    Redeemed ............................................        (231)            (30)
                                                               --------        --------
    Net Increase (Decrease) .............................          22              39
                                                               --------        --------
   EQUI-VEST Vantage Contracts 0.90%
    Issued ..............................................           1               3
    Redeemed ............................................          (4)             (1)
                                                               ---------       ---------
    Net Increase (Decrease) .............................          (3)              2
                                                               ---------       --------
   EQUI-VEST Express Series 700 Contracts 0.95%
    Issued ..............................................         121              52
    Redeemed ............................................         (80)            (12)
                                                               --------        --------
    Net Increase (Decrease) .............................          41              40
                                                               --------        --------

   (a) Units were made available for sale on May 22, 2000.
   (b) Units were made available for sale on September 22, 2000.
   (c) Units were made available for sale on October 22, 2001.
   (d) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (e) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (f) A substitution of the T. Rowe Price Equity Income Portfolio for EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-45

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                   Years Ended December 31,
                                                           -----------------------------------------------------------------------
                                                              2001            2000            1999          1998           1997
                                                           ----------      ----------      ----------    ----------     ----------
EQ/Aggressive Stock
--------------------
EQUI-VEST/Momentum Series 100 and 200
Contracts 1.34%, 1.40% or 1.49%
 Unit value, end of period .............................   $    67.13      $    90.70      $   105.59    $    89.92     $    90.75
 Net Assets (000's) ....................................   $1,136,377      $1,738,084      $2,339,135    $2,430,987     $2,674,130
 Number of EQUI-VEST units outstanding, end of period
  (000's) ..............................................       16,058          18,138          20,946        25,634         28,030
 Number of Momentum units outstanding, end of period
  (000's) ..............................................          870           1,025           1,207         1,401          1,437
 Total Return ..........................................       (25.79)%         14.10)%         17.43%        (0.91)%         9.46%
Momentum Plus Contracts 1.35%
 Unit value, end of period .............................   $   126.48       $  170.92       $  199.45    $   170.12      $  171.96
 Net Assets (000's) ....................................   $   62,608       $ 114,687       $ 175,117    $  186,792      $ 209,791
 Number of units outstanding, end of period (000's) ....          495             671             878         1,098          1,220
 Total Return ..........................................       (26.00)%        (14.30)%         17.24%       (1.07)%          9.31%
Momentum Plus Contracts 1.00%
 Unit value, end of period .............................   $   102.74       $  138.35       $  160.87    $   136.73      $  137.72
 Net Assets (000's) ....................................           --       $     415       $   1,609    $    5,059      $   4,820
 Number of units outstanding, end of period (000's) ....           --               3              10            37             35
 Total Return ..........................................       (25.74)%        (14.00)%         17.66%       (0.72)%          9.70%
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period .............................   $    89.45       $  120.32       $  139.76    $   118.68      $  119.41
 Net Assets (000's) ....................................           --       $     963       $   1,118    $      949      $     836
 Number of units outstanding, end of period (000's) ....           --               8               8             8              7
 Total Return ..........................................       (25.66)%        (13.91)%         17.76%       (0.61)%         19.41%
EQUI-VEST Series 300 and 400 Contracts 1.35%
 Unit value, end of period .............................   $   120.13       $  162.34       $  189.44    $   161.59      $  163.33
 Net Assets (000's) ....................................   $  269,331       $ 423,220       $ 564,531    $  540,034      $  526,903
 Number of units outstanding, end of period (000's) ....        2,242           2,607           2,980         3,342           3,226
 Total Return ..........................................       (26.00)%        (14.31)%         17.23%       (1.07)%          9.32%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .............................   $    66.89       $   90.49       $  105.69    $    90.25             --
 Net Assets (000's) ....................................   $      334       $     362       $     423    $       90             --
 Number of units outstanding, end of period (000's) ....            5               4               4             1             --
 Total Return ..........................................       (26.08)%        (14.38)%         17.11%        (9.75)%           --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .............................   $    66.90       $   90.50       $  105.70    $    90.25             --
 Net Assets (000's) ....................................   $    6,690       $   6,426       $   1,797            --             --
 Number of units outstanding, end of period (000's) ....          100              71              17            --             --
 Total Return ..........................................       (26.08)%        (14.38)%         17.12%        (9.75)%           --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See
       Note 5).

                                     FSA-46

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                        ------------------------------------------------------------------------
                                                            2001          2000            1999           1998           1997
                                                        -----------    -----------     -----------    -----------    ----------
EQ/Aggressive Stock -- (concluded)
---------------------------------
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period ..........................   $     67.82    $     91.46     $    106.50             --             --
 Net Assets (000's) .................................   $     2,374    $    11,524     $    13,526             --             --
 Number of units outstanding, end of period (000's) .            35            126             127             --             --
 Total Return .......................................        (25.85)%       (14.12)%          6.50%            --             --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period ..........................   $     71.46    $     96.42     $    112.33             --             --
 Net Assets (000's) .................................   $     2,358    $     2,700     $       337             --             --
 Number of units outstanding, end of period (000's) .            33             28               3             --             --
 Total Return .......................................        (25.89)%       (14.16)%         12.33%            --             --

EQ/Alliance Common Stock
------------------------
Old Contracts 0.74%
 Unit value, end of period ..........................   $    385.79    $    433.23     $    506.59    $    407.19    $    316.64
 Net Assets (000's) .................................   $    71,371    $    89,245     $   117,022    $   107,498    $    97,208
 Number of units outstanding, end of period (000's) .           185            206             231            264            307
 Total Return .......................................        (10.95)%       (14.48)%         24.41%         28.60%         28.42%
EQUIPLAN Contracts 0.74%
 Unit value, end of period ..........................   $    417.89    $    469.28     $    548.74    $    441.07    $    342.99
 Net Assets (000's) .................................   $    22,984    $    28,626     $    36,217    $    30,875    $    29,154
 Number of units outstanding, end of period (000's) .            55             61              66             70             85
 Total Return .......................................        (10.95)%       (14.48)%         24.41%         28.60%         28.42%
EQUI-VEST/Momentum Series 100 and 200
Contracts 1.34%, 1.40% or 1.49%
 Unit value, end of period ..........................   $    299.82    $    339.28     $    399.74    $    323.75    $    253.68
 Net Assets (000's) .................................   $ 4,383,668    $ 5,490,908     $ 6,898,713    $ 5,769,873    $ 4,542,140
 Number of EQUI-VEST units outstanding, end of period
  (000's) ...........................................        14,197         15,685          16,705         17,231         17,386
 Number of Momentum units outstanding, end of period
  (000's) ...........................................           424            499             553            591            519
 Total Return .......................................        (11.63)%       (15.12)%         23.47%         27.62%         27.45%
Momentum Plus Contracts 1.35%
 Unit value, end of period ..........................   $    244.28    $    276.76     $    326.32    $    264.22    $    207.00
 Net Assets (000's) .................................   $   137,041    $   219,194     $   336,762    $   299,361    $   246,744
 Number of units outstanding, end of period (000's) .           561            792           1,032          1,133          1,192
 Total Return .......................................        (11.74)%       (15.19)%         23.50%         27.64%         27.47%
Momentum Plus Contracts 1.00%
 Unit value, end of period ..........................   $    192.76    $    217.61     $    255.67    $    206.28    $    161.04
 Net Assets (000's) .................................            --    $     1,958     $     4,091    $     8,251    $     5,958
 Number of units outstanding, end of period (000's) .            --              9              16             40             37
 Total Return .......................................        (11.42)%       (14.89)%         23.94%         28.09%         27.92%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-47

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                         Years Ended December 31,
                                                      -------------------------------   ----------------------------------------
                                                            2001            2000             1999           1998        1997
                                                      --------------- ---------------   ------------ -------------- ------------
EQ/Alliance Common Stock -- (concluded)
---------------------------------------
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period ........................   $    178.39      $    201.19      $    236.14     $    190.33   $   148.44
 Net Assets (000's) ...............................            --      $     1,811      $     1,889     $     1,332   $      742
 Number of units outstanding, end of period (000's)            --                9                8               7            5
 Total Return .....................................        (11.33)%         (14.80)%          24.07%          28.22%       48.44%
EQUI-VEST Series 300 and 400 Contracts 1.35%
 Unit value, end of period ........................   $    233.80      $    264.88      $    312.31     $    252.88   $   198.12
 Net Assets (000's) ...............................   $ 1,304,370      $ 1,650,997      $ 2,030,640     $ 1,468,727   $  944,042
 Number of units outstanding, end of period (000's)         5,579            6,233            6,502           5,808        4,765
 Total Return .....................................        (11.73)%         (15.19)%          23.50%          27.64%       27.47%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period ........................   $     94.82      $    107.53      $    126.91     $    102.87           --
 Net Assets (000's) ...............................   $     2,560      $     2,581      $     2,411     $       514           --
 Number of units outstanding, end of period (000's)            27               24               19               5           --
 Total Return .....................................        (11.82)%         (15.27)%          23.37%           2.87%          --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period ........................   $     94.83      $    107.54      $    126.92     $    102.87           --
 Net Assets (000's) ...............................   $    89,520      $    75,493      $    13,327              --           --
 Number of units outstanding, end of period (000's)           944              702              105              --           --
 Total Return .....................................        (11.82)%         (15.27)%          23.38%           2.87%          --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period ........................   $     97.85      $    110.60      $    130.14              --           --
 Net Assets (000's) ...............................   $     5,284      $    24,774      $    30,323              --           --
 Number of units outstanding, end of period (000's)            54              224              233              --           --
 Total Return .....................................        (11.53)%         (15.01)%          30.14%             --           --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period ........................   $     83.37      $     94.30      $    111.02              --           --
 Net Assets (000's) ...............................   $    32,264      $    27,913      $     2,776              --           --
 Number of units outstanding, end of period (000's)           387              296               25              --           --
 Total Return .....................................       (11.59)%          (15.06)%          11.02%             --           --

EQ/Alliance Global
------------------

Momentum Contracts 1.34% or 1.49%
 Unit value, end of period ........................   $      157.88    $    200.17      $    249.43     $    182.50   $   151.87
 Net Assets (000's) ...............................   $      21,156    $    30,226      $    38,911     $    28,470   $   22,325
 Number of units outstanding, end of period (000's)             134            151              156             156          147
 Total Return .....................................          (21.13)%       (19.75)%          36.67%          20.17%       10.05%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                    FSA-48

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000         1999          1998         1997
                                                             ------------- ------------- ------------ ------------- ------------
EQ/Alliance Global -- (continued)
---------------------------------
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................   $ 160.66      $ 203.73      $ 253.89     $ 185.78      $ 154.12
 Net Assets (000's) ........................................   $ 30,525      $ 53,988      $ 89,623     $ 75,798      $ 71,512
 Number of units outstanding, end of period (000's) ........        190           265           353          408           464
 Total Return ..............................................     (21.14)%      (19.76)%       36.66%       20.54%         9.69%
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................   $ 135.44      $ 171.13      $ 212.51     $ 154.96      $ 128.51
 Net Assets (000's) ........................................         --      $    342      $    638     $  1,705      $  1,542
 Number of units outstanding, end of period (000's) ........         --             2             3           11            12
 Total Return ..............................................     (20.86)%      (19.47)%       37.14%       20.58%        10.43%
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period .................................   $ 129.23      $ 163.12      $ 202.36     $ 147.40      $ 122.12
 Net Assets (000's) ........................................         --      $    652      $    809     $    442      $    244
 Number of units outstanding, end of period (000's) ........         --             4             4            3             2
 Total Return ..............................................     (20.78)%      (19.39)%       37.29%       20.70%        22.12%
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period .................................   $ 157.88      $ 200.17      $ 249.43     $ 182.50      $ 151.87
 Net Assets (000's) ........................................   $525,898      $743,031      $875,250     $619,588      $511,650
 Number of units outstanding, end of period (000's) ........      3,331         3,712         3,509        3,395         3,369
 Total Return ..............................................     (21.13)%      (19.75)%       36.67%       20.17%        10.05%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  84.81      $ 107.66      $ 134.30     $  98.37            --
 Net Assets (000's) ........................................   $    254      $    323      $    269           --            --
 Number of units outstanding, end of period (000's) ........          3             3             2           --            --
 Total Return ..............................................     (21.22)%      (19.84)%       36.53%       (1.63)%          --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  84.81      $ 107.66      $ 134.29     $  98.37            --
 Net Assets (000's) ........................................   $ 19,930      $ 19,486      $  2,686           --            --
 Number of units outstanding, end of period (000's) ........        235           181            20           --            --
 Total Return ..............................................     (21.22)%      (19.83)%       36.52%       (1.63)%          --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $  88.80      $ 112.39      $ 139.76           --            --
 Net Assets (000's) ........................................   $    444      $  1,686      $  1,817           --            --
 Number of units outstanding, end of period (000's) ........          5            15            13           --            --
 Total Return ..............................................     (20.99)%      (19.58)%       39.76%          --            --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-49

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Global -- (concluded)
---------------------------------
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  75.87      $  96.06      $ 119.52           --           --
 Net Assets (000's) ........................................   $ 12,291      $ 10,471      $  1,076           --           --
 Number of units outstanding, end of period (000's) ........        162           109             9           --           --
 Total Return ..............................................     (21.02)%      (19.63)%       19.52%          --           --

EQ/Alliance Growth and Income
-----------------------------
Momentum Contracts 1.34% or 1.49%
 Unit value, end of period .................................   $ 262.05      $ 269.09      $ 250.31     $ 213.81     $ 179.30
 Net Assets (000's) ........................................   $ 32,494      $ 30,407      $ 27,284     $ 20,526     $ 12,372
 Number of units outstanding, end of period (000's) ........        124           113           109           96           69
 Total Return ..............................................      (2.62)%        7.50%        17.07%       19.25%       25.06%
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................   $ 262.37      $ 269.45      $ 250.67     $ 214.14     $ 179.60
 Net Assets (000's) ........................................   $ 39,093      $ 49,309      $ 54,395     $ 44,755     $ 32,867
 Number of units outstanding, end of period (000's) ........        149           183           217          209          183
 Total Return ..............................................      (2.63)%        7.49%        17.06%       19.23%       25.04%
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................   $ 229.84      $ 235.21      $ 218.04     $ 185.60     $ 155.11
 Net Assets (000's) ........................................         --      $    470      $    654     $  1,114     $    465
 Number of units outstanding, end of period (000's) ........         --             2             3            6            3
 Total Return ..............................................      (2.28)%        7.87%        17.48%       19.66%       25.48%
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period .................................   $ 216.44      $ 221.27      $ 204.92     $ 174.26     $ 145.48
 Net Assets (000's) ........................................         --      $    443      $    410     $    349     $    145
 Number of units outstanding, end of period (000's) ........         --             2             2            2            1
 Total Return ..............................................      (2.18)%        7.98%        17.59%       19.78%       45.48%
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period .................................   $ 262.05      $ 269.09      $ 250.31     $ 213.81     $ 179.30
 Net Assets (000's) ........................................   $992,907      $901,990      $774,709     $529,180     $322,740
 Number of units outstanding, end of period (000's) ........      3,789         3,352         3,095        2,475        1,800
 Total Return ..............................................      (2.62)%        7.50%        17.07%       19.25%       25.06%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $ 125.48      $ 129.00      $ 120.13     $ 102.73           --
 Net Assets (000's) ........................................   $    753      $    645      $    481     $    103           --
 Number of units outstanding, end of period (000's) ........          6             5             4            1           --
 Total Return ..............................................      (2.73)%        7.38%        16.94%        2.73%          --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-50

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001          2000         1999         1998         1997
                                                             ------------ ------------- ------------ ------------ ------------
EQ/Alliance Growth and Income -- (concluded)
--------------------------------------------
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $ 125.48     $ 129.01     $  120.14     $ 102.73           --
 Net Assets (000's) ........................................   $ 66,002     $ 33,801     $   4,445           --           --
 Number of units outstanding, end of period (000's) ........        526          262            37           --           --
 Total Return ..............................................      (2.74)%       7.38%        16.95%        2.73%          --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $ 128.51     $ 131.71     $ 122.29            --           --
 Net Assets (000's) ........................................   $    643     $  2,107     $   1,712           --           --
 Number of units outstanding, end of period (000's) ........          5           16            14           --           --
 Total Return ..............................................      (2.43)%       7.70%        22.29%          --           --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 109.04     $ 111.81     $  103.87           --           --
 Net Assets (000's) ........................................   $ 32,712     $ 16,212     $   1,454           --           --
 Number of units outstanding, end of period (000's) ........        300          145            14           --           --
 Total Return ..............................................      (2.48)%       7.64%         3.87%          --           --

EQ/Alliance Growth Investors
----------------------------
Momentum Contracts 1.34% or 1.49%
 Unit value, end of period .................................   $ 179.41     $ 207.65     $  225.59    $  180.63    $  153.69
 Net Assets (000's) ........................................   $ 25,117     $ 33,639     $  37,222    $  28,720    $  22,592
 Number of units outstanding, end of period (000's) ........        140          162           165          159          147
 Total Return ..............................................     (13.60)%      (7.95)%       24.89%       17.53%       15.21%
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................   $ 181.41     $ 209.98     $  228.14    $  182.69    $  155.46
 Net Assets (000's) ........................................   $ 42,450     $ 70,553     $  97,416    $  92,989    $  85,969
 Number of units outstanding, end of period (000's) ........        234          336           427          509          553
 Total Return ..............................................     (13.61)%      (7.96)%       24.88%       17.52%       15.20%
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................   $ 160.03     $ 184.57     $  199.83    $  159.46    $  135.20
 Net Assets (000's) ........................................         --     $    738     $   1,199    $   2,392    $   1,893
 Number of units outstanding, end of period (000's) ........         --            4             6           15           14
 Total Return ..............................................     (13.30)%      (7.64)%       25.32%       17.94%       15.60%
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period .................................   $ 150.59     $ 173.52     $  187.67    $  149.61    $  126.72
 Net Assets (000's) ........................................         --     $    521     $     375    $     299    $     127
 Number of units outstanding, end of period (000's) ........         --            3             2            2            1
 Total Return ..............................................     (13.21)%      (7.54)%       25.44%       18.06%       26.72%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-51

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                   Years Ended December 31,
                                                             --------------------------------------------------------------------
                                                                  2001          2000          1999          1998         1997
                                                             ------------- ------------- ------------- ------------- ------------
EQ/Alliance Growth Investors -- (concluded)
-------------------------------------------
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period .................................   $ 179.41      $ 207.65      $ 225.59      $ 180.63      $ 153.69
 Net Assets (000's) ........................................   $711,719      $904,108      $954,471      $715,656      $569,268
 Number of units outstanding, end of period (000's) ........      3,967         4,354         4,231         3,962         3,704
 Total Return ..............................................     (13.60)%       (7.95)%       24.89%        17.53%        15.21%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $ 100.91      $ 116.92      $ 127.16      $ 101.93            --
 Net Assets (000's) ........................................   $    303      $    351      $    254      $    102            --
 Number of units outstanding, end of period (000's) ........          3             3             2             1            --
 Total Return ..............................................     (13.69)%       (8.05)%       24.75%         1.93%           --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $ 100.93      $ 116.93      $ 127.17      $ 101.93            --
 Net Assets (000's) ........................................   $ 28,260      $ 25,958      $  2,671            --            --
 Number of units outstanding, end of period (000's) ........        280           222            21            --            --
 Total Return ..............................................     (13.69)%       (8.05)%       24.76%         1.93%           --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $ 103.75      $ 119.83      $ 129.93            --            --
 Net Assets (000's) ........................................   $    208      $  2,636      $  2,339            --            --
 Number of units outstanding, end of period (000's) ........          2            22            18            --            --
 Total Return ..............................................     (13.42)%       (7.77)%       29.93%           --            --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  89.58      $ 103.52      $ 112.30            --            --
 Net Assets (000's) ........................................   $ 11,914      $ 10,456      $  1,123            --            --
 Number of units outstanding, end of period (000's) ........        133           101            10            --            --
 Total Return ..............................................     (13.47)%       (7.82)%       12.30%           --            --

EQ/Alliance High Yield
----------------------
Momentum Contracts 1.34% or 1.49%
 Unit value, end of period .................................   $ 128.74      $ 129.28      $ 143.43      $ 150.42      $ 160.74
 Net Assets (000's) ........................................   $  3,991      $  4,137      $  4,877      $  5,566      $  4,661
 Number of units outstanding, end of period (000's) ........         31            32            34            37            29
 Total Return ..............................................      (0.42)%       (9.87)%       (4.65)%       (6.42)%       16.88%
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................   $ 137.35      $ 137.94      $ 153.05      $ 160.53      $ 171.56
 Net Assets (000's) ........................................   $  7,142      $  9,104      $ 12,550      $ 16,053      $ 18,872
 Number of units outstanding, end of period (000's) ........         52            66            82           100           110
 Total Return ..............................................     ( 0.43)%       (9.87)%       (4.66)%       (6.43)%       16.87%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-52

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2001          2000          1999          1998         1997
                                                             ------------ ------------- ------------- ------------- ------------
EQ/Alliance High Yield -- (concluded)
-------------------------------------
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................   $ 121.40     $ 121.48      $ 134.31      $ 140.38      $ 149.49
 Net Assets (000's) ........................................         --           --            --      $    702      $    747
 Number of units outstanding, end of period (000's) ........         --           --            --             5             5
 Total Return ..............................................      (0.07)%      (9.55)%       (4.32)%       (6.09)%       17.28%
Momentum Plus Contract .90%
 Unit value, end of period .................................   $ 111.46           --            --            --            --
 Net Assets (000's) ........................................         --           --            --            --            --
 Number of units outstanding, end of period (000's) ........         --           --            --            --            --
 Total Return ..............................................       0.03%          --            --            --            --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period .................................   $ 128.74     $ 129.28      $ 143.43      $ 150.42      $ 160.74
 Net Assets (000's) ........................................   $ 99,130     $103,424      $143,143      $175,089      $133,575
 Number of units outstanding, end of period (000's) ........        770          800           998         1,164           831
 Total Return ..............................................      (0.42)%      (9.87)%       (4.65)%       (6.42)%       16.88%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  76.09     $  76.49      $  84.96      $  89.20            --
 Net Assets (000's) ........................................   $     76     $     76      $     85            --            --
 Number of units outstanding, end of period (000's) ........          1            1             1            --            --
 Total Return ..............................................      (0.52)%      (9.97)%       (4.75)%      (10.80)%          --
EQUI-VEST Series 600 & 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  76.09     $  76.49      $  84.97      $  89.20            --
 Net Assets (000's) ........................................   $  3,728     $  2,198      $    425            --            --
 Number of units outstanding, end of period (000's) ........         49           28             5            --            --
 Total Return ..............................................      (0.52)%      (9.98)%       (4.74)%      (10.80)%          --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $  77.17     $  77.34      $  85.66            --            --
 Net Assets (000's) ........................................   $     77     $    387      $    428            --            --
 Number of units outstanding, end of period (000's) ........          1            5             5            --            --
 Total Return ..............................................      (0.22)%      (9.71)%      (14.34)%          --            --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  89.40     $  89.64      $  99.34            --            --
 Net Assets (000's) ........................................   $  4,559     $  2,062      $    397            --            --
 Number of units outstanding, end of period (000's) ........         51           23             4            --            --
 Total Return ..............................................      (0.27)%      (9.76)%       (0.66)%          --            --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).



                                     FSA-53

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                   Years Ended December 31,
                                                             --------------------------------------------------------------------
                                                                  2001          2000          1999          1998         1997
                                                             ------------- ------------- ------------- ------------- ------------
EQ/Alliance Intermediate Government Securities
----------------------------------------------
EQUIPLAN Contracts 0.74%
 Unit value, end of period .................................    $ 68.67      $  63.74      $  58.63      $  58.81      $  54.83
 Net Assets (000's) ........................................    $ 2,729      $  2,550      $  2,521      $  2,646      $  2,742
 Number of units outstanding, end of period (000's) ........         40            40            43            45            50
 Total Return ..............................................       7.73%         8.72%        (0.31)%        7.26%         6.80%
Momentum Contracts 1.34% or 1.49%
 Unit value, end of period .................................    $143.62      $ 134.60      $ 124.96      $ 126.48      $ 118.98
 Net Assets (000's) ........................................    $ 2,872      $  1,615      $  1,749      $  1,391      $  1,190
 Number of units outstanding, end of period (000's) ........         20            12            14            11            10
 Total Return ..............................................       6.70%         7.71%        (1.20)%        6.30%         5.85%
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................    $138.49      $ 129.80      $ 120.52      $ 122.00      $ 114.78
 Net Assets (000's) ........................................    $ 4,570      $  4,413      $  7,593      $  9,272      $  8,838
 Number of units outstanding, end of period (000's) ........         33            34            63            76            77
 Total Return ..............................................       6.69%         7.70%        (1.21)%        6.29%         5.84%
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................    $137.45      $ 128.38      $ 118.78      $ 119.81      $ 112.32
 Net Assets (000's) ........................................         --            --            --      $    479      $    225
 Number of units outstanding, end of period (000's) ........         --            --            --             4             2
 Total Return ..............................................       7.06%         8.08%        (0.86)%        6.67%         6.21%
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period .................................    $143.62      $ 134.60      $ 124.96      $ 126.48      $ 118.98
 Net Assets (000's) ........................................    $84,305      $ 41,591      $ 44,986      $ 39,715      $ 24,034
 Number of units outstanding, end of period (000's) ........        587           309           360           314           202
 Total Return ..............................................       6.70%         7.71%        (1.20)%        6.30%         5.85%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................    $116.92      $ 109.70      $ 101.96      $ 103.32            --
 Net Assets (000's) ........................................         --            --            --            --            --
 Number of units outstanding, end of period (000's) ........         --            --            --            --            --
 Total Return ..............................................       6.58%         7.59%        (1.32)%        3.32%           --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................    $116.93      $ 109.71      $ 101.97      $ 103.32            --
 Net Assets (000's) ........................................    $13,096      $  1,755      $    102            --            --
 Number of units outstanding, end of period (000's) ........        112            16             1            --            --
 Total Return ..............................................       6.58%         7.59%        (1.31)%        3.32%           --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-54

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Intermediate Government Securities -- (concluded)
-------------------------------------------------------------
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $118.06       $ 110.43      $ 102.33           --           --
 Net Assets (000's) ........................................         --      $    331      $    307           --           --
 Number of units outstanding, end of period (000's) ........         --             3             3           --           --
 Total Return ..............................................       6.91%         7.92%         2.33%          --           --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 115.71      $ 108.29      $ 100.40           --           --
 Net Assets (000's) ........................................   $  7,868      $  1,083      $    301           --           --
 Number of units outstanding, end of period (000's) ........         68            10             3           --           --
 Total Return ..............................................       6.85%         7.86%         0.40%          --           --

EQ/Alliance International
-------------------------
Momentum Contracts 1.34% or 1.49%
 Unit value, end of period .................................   $  92.48      $ 121.54      $ 160.04     $ 117.72     $ 107.92
 Net Assets (000's) ........................................   $  3,792      $  4,740      $  5,921     $  4,356     $  3,453
 Number of units outstanding, end of period (000's) ........         41            39            37           37           32
 Total Return ..............................................     (23.91)%      (24.06)%       35.95%        9.08%       (4.34)%
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................   $  92.42      $ 121.48      $ 159.96     $ 117.68     $ 107.89
 Net Assets (000's) ........................................   $  5,360      $  8,382      $ 13,437     $ 10,238     $  9,171
 Number of units outstanding, end of period (000's) ........         58            69            84           87           85
 Total Return ..............................................     (23.92)%      (24.06)%       35.93%        9.07%       (4.36)%
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................   $  94.20      $ 123.37      $ 161.88     $ 118.67     $ 108.42
 Net Assets (000's) ........................................         --      $    123      $    486     $    475     $    325
 Number of units outstanding, end of period (000's) ........         --             1             3            4            3
 Total Return ..............................................     (23.64)%      (23.79)%       36.41%        9.45%       (4.02)%
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period .................................   $  91.34      $ 119.50      $ 156.65     $ 114.73     $ 104.70
 Net Assets (000's) ........................................         --      $    239      $    157     $    115     $ 82,504
 Number of units outstanding, end of period (000's) ........         --             2             1            1          788
 Total Return ..............................................     (23.56)%      (23.72)%       36.54%        9.58%        4.70%
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period .................................   $  92.48      $ 121.54      $ 160.04     $ 117.72     $ 107.92
 Net Assets (000's) ........................................   $ 87,394      $124,943      $148,197     $114,306     $104,467
 Number of units outstanding, end of period (000's) ........        945         1,028           926          971          968
 Total Return ..............................................     (23.91)%      (24.06)%       35.95%        9.08%       (4.35)%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-55

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001          2000         1999         1998        1997
                                                             ------------- ------------- ------------ ----------- ------------
EQ/Alliance International -- (concluded)
----------------------------------------
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  72.82      $  95.81     $  126.29     $ 93.00           --
 Net Assets (000's) ........................................   $     73      $     96     $     126          --           --
 Number of units outstanding, end of period (000's) ........          1             1             1          --           --
 Total Return ..............................................     (24.00)%      (24.13)%       35.80%      (7.00)%         --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  72.66      $  95.90     $  126.30     $  93.00          --
 Net Assets (000's) ........................................   $  3,270      $  3,452     $     379          --           --
 Number of units outstanding, end of period (000's) ........         45            36             3          --           --
 Total Return ..............................................     (24.23)%      (24.07)%       35.81%      (7.00)%         --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $  76.02      $ 100.03     $  131.34          --           --
 Net Assets (000's) ........................................   $     76      $    400     $     525          --           --
 Number of units outstanding, end of period (000's) ........          1             4             4          --           --
 Total Return ..............................................     (24.00)%      (23.84)%       31.34%         --           --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  73.27      $  96.46     $  126.71           --          --
 Net Assets (000's) ........................................   $  3,517      $  3,183     $     127          --           --
 Number of units outstanding, end of period (000's) ........         48            33             1          --           --
 Total Return ..............................................     (24.04)%      (23.87)%       26.71%         --           --

EQ/Alliance Money Market
------------------------
Old Contracts 0.74%
 Unit value, end of period .................................   $  41.81      $  40.50     $   38.35    $  36.76     $  35.12
 Net Assets (000's) ........................................   $  3,761      $  3,929     $   4,449    $  4,301     $  4,179
 Number of units outstanding, end of period (000's) ........         90            97           116         117          119
 Total Return ..............................................       3.23%         5.61%         4.33%       4.67%        4.77%
EQUI-VEST/Momentum Series 100 and 200
Contracts 1.34%, 1.40% or 1.49%
 Unit value, end of period .................................   $  33.96      $  33.15     $   31.63    $  30.55     $  29.41
 Net Assets (000's) ........................................   $ 76,376      $ 61,095     $  62,786    $ 49,735     $ 37,674
 Number of EQUI-VEST units outstanding, end of period
  (000's) ..................................................      1,796         1,458         1,516       1,261          973
 Number of Momentum units outstanding, end of period
  (000's) ..................................................        453           385           469         367          308
 Total Return ..............................................       2.44%         4.81%         3.54%       3.88%        4.00%
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................   $ 134.30      $ 131.10     $  125.06     $120.76     $ 116.21
 Net Assets (000's) ........................................   $ 29,546      $ 30,284     $  41,395     $38,885     $ 37,768
 Number of units outstanding, end of period (000's) ........        220           231           331         322          325
 Total Return ..............................................       2.44%         4.83%         3.56%       3.92%        3.99%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-56

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Money Market -- (concluded)
---------------------------------------
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................   $ 129.24     $ 125.71    $  119.50    $  114.98    $  110.26
 Net Assets (000's) ........................................         --     $    251    $     239    $   1,150    $   1,433
 Number of units outstanding, end of period (000's) ........         --            2            2           10           13
 Total Return ..............................................       2.81%        5.20%        3.93%        4.28%        4.36%
EQUI-VEST Series 300 and 400 Contracts 1.35%
 Unit value, end of period .................................   $ 133.66     $ 130.47    $  124.47    $  120.19    $  115.66
 Net Assets (000's) ........................................   $ 52,796     $ 38,750    $  44,809    $  31,490    $  16,886
 Number of units outstanding, end of period (000's) ........        395          297          360          262          146
 Total Return ..............................................       2.45%        4.82%        3.56%        3.92%        4.00%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $ 112.74     $ 110.16    $  105.20     $ 101.68           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       2.34%        4.71%        3.46%        1.68%          --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $ 112.74     $ 110.19    $  105.21     $ 101.68           --
 Net Assets (000's) ........................................   $ 14,093     $  6,281    $   1,789           --           --
 Number of units outstanding, end of period (000's) ........        125           57           17           --           --
 Total Return ..............................................       2.31%        4.73%        3.47%        1.68%          --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $ 114.06     $ 111.13    $  105.79           --           --
 Net Assets (000's) ........................................   $    114     $    333    $     106           --           --
 Number of units outstanding, end of period (000's) ........          1            3            1           --           --
 Total Return ..............................................       2.64%        5.05%        5.79%          --           --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 109.30     $ 106.56    $  101.49           --           --
 Net Assets (000's) ........................................   $ 29,511     $ 14,812    $   4,364           --           --
 Number of units outstanding, end of period (000's) ........        270          139           43           --           --
 Total Return ..............................................       2.57%        5.00%        1.49%          --           --

EQ/Alliance Premier Growth
--------------------------
Momentum Contracts 1.34% or 1.49% (d)
 Unit value, end of period .................................   $  70.28     $  93.70    $  116.36           --           --
 Net Assets (000's) ........................................   $  3,092     $  3,842    $   1,513           --           --
 Number of units outstanding, end of period (000's) ........         44           41           13           --           --
 Total Return ..............................................     (24.99)%     (19.47)%      16.36%          --           --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-57

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               -------------------------------------------------------------
                                                                    2001            2000           1999        1998     1997
                                                               -------------   -------------   ------------   ------   -----
EQ/Alliance Premier Growth -- (continued)
-----------------------------------------
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................     $  70.27        $  93.68        $ 116.36     --       --
 Net Assets (000's) ........................................     $  1,757        $  2,155        $    698     --       --
 Number of units outstanding, end of period (000's) ........           25              23               6     --       --
 Total Return ..............................................       (24.99)%        (19.49)%         16.36%    --       --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $  70.86        $  94.14        $ 116.51     --       --
 Net Assets (000's) ........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ........           --              --              --     --       --
 Total Return ..............................................       (24.73)%        (19.20)%         16.51%    --       --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................     $  71.03        $  94.27        $ 116.55     --       --
 Net Assets (000's) ........................................     $     71        $     94              --     --       --
 Number of units outstanding, end of period (000's) ........            1               1              --     --       --
 Total Return ..............................................       (24.65)%        (19.12)%         16.55%    --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (d)
 Unit value, end of period .................................     $  70.28        $  93.70        $ 116.36     --       --
 Net Assets (000's) ........................................     $195,941        $243,245        $103,211     --       --
 Number of units outstanding, end of period (000's) ........        2,788           2,596             887     --       --
 Total Return ..............................................       (24.99)%        (19.47)%         16.36%    --       --
EQUI-VEST Series 500 Contracts 1.45% (d)
 Unit value, end of period .................................     $  70.10        $  93.56        $ 116.32     --       --
 Net Assets (000's) ........................................     $    140        $     94              --     --       --
 Number of units outstanding, end of period (000's) ........            2               1              --     --       --
 Total Return ..............................................       (25.07)%        (19.57)%         16.32%    --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (d)
 Unit value, end of period .................................     $  70.52        $  93.88        $ 116.42     --       --
 Net Assets (000's) ........................................     $ 30,888        $ 32,858        $  4,191     --       --
 Number of units outstanding, end of period (000's) ........          438             350              36     --       --
 Total Return ..............................................       (24.88)%        (19.36)%         16.42%    --       --
EQUI-VEST Vantage Contracts 0.90% (d)
 Unit value, end of period .................................     $  70.28        $  94.27        $ 116.55     --       --
 Net Assets (000's) ........................................           --        $    566        $    117     --       --
 Number of units outstanding, end of period (000's) ........           --               6               1     --       --
 Total Return ..............................................       (25.45)%        (19.12)%         16.55%    --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-58

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000          1999         1998         1997
                                                             ------------- ------------- ------------- ------------ ------------
EQ/Alliance Premier Growth -- (concluded)
-----------------------------------------
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  70.94      $  94.20      $ 116.53            --           --
 Net Assets (000's) ........................................   $ 21,637      $ 22,796      $  2,447            --           --
 Number of units outstanding, end of period (000's) ........        305           242            21            --           --
 Total Return ..............................................     (24.69)%      (19.16)%       16.53%           --           --

EQ/Alliance Quality Bond
------------------------
Momentum Contracts 1.34% or 1.49%
 Unit value, end of period .................................   $ 147.79      $ 138.33      $ 125.76     $  130.07    $  121.30
 Net Assets (000's) ........................................   $  3,104      $  2,075      $  1,886     $   1,951    $   1,213
 Number of units outstanding, end of period (000's) ........         21            15            15            15           10
 Total Return ..............................................       6.84%        10.00%        (3.31)%        7.23%        7.68%
Momentum Plus Contracts 1.35%
 Unit value, end of period .................................   $ 155.87      $ 145.91      $ 132.67     $  137.23    $  127.99
 Net Assets (000's) ........................................   $  6,235      $  5,399      $  5,439     $   6,450    $   4,736
 Number of units outstanding, end of period (000's) ........         40            37            41            47           37
 Total Return ..............................................       6.83%         9.98%        (3.32)%        7.22%        7.67%
Momentum Plus Contracts 1.00%
 Unit value, end of period .................................   $ 145.26      $ 135.51      $ 122.77     $  126.54    $  117.60
 Net Assets (000's) ........................................         --            --            --     $     127    $     118
 Number of units outstanding, end of period (000's) ........         --            --            --             1            1
 Total Return ..............................................       7.20%        10.38%        (2.98)%        7.60%        8.05%
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period .................................   $ 147.79      $ 138.33      $ 125.76     $  130.07    $  121.30
 Net Assets (000's) ........................................   $132,863      $ 78,295      $ 78,223     $  72,449    $  34,328
 Number of units outstanding, end of period (000's) ........        899           566           622           557          283
 Total Return ..............................................       6.84%        10.00%        (3.31)%        7.23%        7.68%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $ 117.34      $ 109.96      $ 100.08     $ 103.62            --
 Net Assets (000's) ........................................         --            --            --            --           --
 Number of units outstanding, end of period (000's) ........         --            --            --            --           --
 Total Return ..............................................       6.72%         9.87%      (  3.42)%        3.62%          --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $ 117.42      $ 110.03      $ 100.07     $ 103.62            --
 Net Assets (000's) ........................................   $ 13,151      $  2,971      $    400            --           --
 Number of units outstanding, end of period (000's) ........        112            27             4            --           --
 Total Return ..............................................       6.72%         9.95%      (  3.43)%        3.62%          --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-59

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001         2000         1999          1998         1997
                                                             ------------- ------------ ------------ ------------- ------------
EQ/Alliance Quality Bond -- (concluded)
---------------------------------------
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $ 118.44      $ 110.65     $ 100.33           --            --
 Net Assets (000's) ........................................   $    118      $    221     $    201           --            --
 Number of units outstanding, end of period (000's) ........          1             2            2           --            --
 Total Return ..............................................       7.04%        10.29%        0.33%          --            --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 117.07      $ 109.43     $  99.28           --            --
 Net Assets (000's) ........................................   $ 13,229      $  2,845     $    397           --            --
 Number of units outstanding, end of period (000's) ........        113            26            4           --            --
 Total Return ..............................................       6.98%        10.22%       (0.72)%         --            --

EQ/Alliance Small Cap Growth
----------------------------
Momentum Contracts 1.34% or 1.49% (a)
 Unit value, end of period .................................   $ 144.40      $ 168.29     $ 149.64     $ 118.57     $  125.55
 Net Assets (000's) ........................................   $  8,086      $  8,415     $  5,387     $  3,201     $     753
 Number of units outstanding, end of period (000's) ........         56            50           36           27             6
 Total Return ..............................................     (14.20)%       12.46%       26.20%     (  5.56)%        25.55%
Momentum Plus Contracts 1.35% (a)
 Unit value, end of period .................................   $ 144.34      $ 168.23     $ 149.59     $ 118.55     $  125.54
 Net Assets (000's) ........................................   $  7,217      $  8,075     $  5,086     $  4,861     $   1,004
 Number of units outstanding, end of period (000's) ........         50            48           34           41             8
 Total Return ..............................................     (14.20)%       12.46%       26.18%     (  5.57)%        25.54%
Momentum Plus Contracts 1.00% (b)
 Unit value, end of period .................................   $ 146.75      $ 170.42     $ 151.02     $ 119.25            --
 Net Assets (000's) ........................................         --            --           --           --            --
 Number of units outstanding, end of period (000's) ........         --            --           --           --            --
 Total Return ..............................................     (13.89)%       12.85%       26.64%       19.25%           --
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $ 147.44      $ 171.05     $ 151.42     $ 119.45            --
 Net Assets (000's) ........................................         --      $    171     $    151     $    119            --
 Number of units outstanding, end of period (000's) ........         --             1            1            1            --
 Total Return ..............................................     (13.80)%       12.96%       26.76%       19.45%           --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (a)
 Unit value, end of period .................................   $ 144.40      $ 168.29     $ 149.64     $ 118.57     $  125.55
 Net Assets (000's) ........................................   $287,067      $318,910     $146,049     $130,546     $  61,268
 Number of units outstanding, end of period (000's) ........      1,988         1,895          976        1,101           488
 Total Return ..............................................     (14.20)%       12.46%       26.20%       (5.56)%        25.55%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-60

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                              Years Ended December 31,
                                                             -----------------------------------------------------------
                                                                 2001          2000         1999          1998      1997
                                                             ------------ ------------- ------------ ------------- -----
EQ/Alliance Small Cap Growth -- (concluded)
-------------------------------------------
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $ 105.52     $ 123.11     $  109.59     $  86.93    --
 Net Assets (000's) ........................................         --     $    246     $     110     $     87    --
 Number of units outstanding, end of period (000's) ........         --            2             1            1    --
 Total Return ..............................................     (14.29)%      12.34%        26.07%      (13.07)%  --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $ 105.51     $ 123.09     $  109.62      $ 86.94    --
 Net Assets (000's) ........................................   $ 17,515     $ 12,063     $     219           --    --
 Number of units outstanding, end of period (000's) ........        166           98             2           --    --
 Total Return ..............................................     (14.29)%      12.29%        26.09%      (13.06)%  --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $ 106.88     $ 124.31     $  110.37           --    --
 Net Assets (000's) ........................................   $    214     $  1,492     $     552           --    --
 Number of units outstanding, end of period (000's) ........          2           12             5           --    --
 Total Return ..............................................     (14.02)%      12.63%        10.37%          --    --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 126.52     $ 147.23     $  130.79           --    --
 Net Assets (000's) ........................................   $ 16,321     $  9,275     $     131           --    --
 Number of units outstanding, end of period (000's) ........        129           63             1           --    --
 Total Return ..............................................     (14.07)%      12.57%        30.79%          --    --

EQ/Alliance Technology
----------------------
Momentum Contracts 1.34% or 1.49% (h)
 Unit value, end of period .................................   $  49.27     $  66.10            --           --    --
 Net Assets (000's) ........................................   $  1,577     $  1,124            --           --    --
 Number of units outstanding, end of period (000's) ........         32           17            --           --    --
 Total Return ..............................................     (25.46)%     (33.90)%          --           --    --
Momentum Plus Contracts 1.35% (h)
 Unit value, end of period .................................   $  49.26     $  66.10            --           --    --
 Net Assets (000's) ........................................   $    690     $    661            --           --    --
 Number of units outstanding, end of period (000's) ........         14           10            --           --    --
 Total Return ..............................................     (25.48)%     (33.90)%          --           --    --
Momentum Plus Contracts 1.00% (h)
 Unit value, end of period .................................   $  49.57     $  66.26            --           --    --
 Net Assets (000's) ........................................         --           --            --           --    --
 Number of units outstanding, end of period (000's) ........         --           --            --           --    --
 Total Return ..............................................     (25.19)%     (33.74)%          --           --    --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-61

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
   annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.

                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/Alliance Technology -- (concluded)
-------------------------------------
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (h)
 Unit value, end of period .................................     $  49.27        $  66.10      --       --       --
 Net Assets (000's) ........................................     $ 86,567        $ 86,789      --       --       --
 Number of units outstanding, end of period (000's) ........        1,757           1,313      --       --       --
 Total Return ..............................................       (25.46)%        (33.90)%    --       --       --
EQUI-VEST Series 500 Contracts 1.45% (h)
 Unit value, end of period .................................     $  49.18        $  66.05      --       --       --
 Net Assets (000's) ........................................     $     49        $     66      --       --       --
 Number of units outstanding, end of period (000's) ........            1               1      --       --       --
 Total Return ..............................................       (25.54)%        (33.95)%    --       --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (h)
 Unit value, end of period .................................     $  49.39        $  66.17      --       --       --
 Net Assets (000's) ........................................     $  9,680        $  8,470      --       --       --
 Number of units outstanding, end of period (000's) ........          196             128      --       --       --
 Total Return ..............................................       (25.36)%        (33.83)%    --       --       --
EQUI-VEST Vantage Contracts 0.90% (h)
 Unit value, end of period .................................     $  49.65        $  66.31      --       --       --
 Net Assets (000's) ........................................     $     99        $    332      --       --       --
 Number of units outstanding, end of period (000's) ........            2               5      --       --       --
 Total Return ..............................................       (25.12)%        (33.69)%    --       --       --
EQUI-VEST Express Series 700 Contracts 0.95% (h)
 Unit value, end of period .................................     $  49.61        $  66.29      --       --       --
 Net Assets (000's) ........................................     $  8,334        $  6,099      --       --       --
 Number of units outstanding, end of period (000's) ........          168              92      --       --       --
 Total Return ..............................................       (25.16)%        (33.71)%    --       --       --

EQ/AXP New Dimensions
---------------------
Momentum Contracts 1.34% or 1.49%(i)
 Unit value, end of period .................................     $  69.07        $  82.87      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (16.65)%        (17.13)%    --       --       --
Momentum Plus Contracts 1.35% (i)
 Unit value, end of period .................................     $  69.06        $  82.87      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (16.66)%        (17.13)%    --       --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-62

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/AXP New Dimensions -- (concluded)
Momentum Plus Contracts 1.00% (i)
---------------------------------
 Unit value, end of period .................................     $  69.39        $  82.96      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (16.36)%        (17.04)%    --       --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (i)
 Unit value, end of period .................................     $  69.07        $  82.87      --       --       --
 Net Assets (000's) ........................................     $  7,252        $  3,398      --       --       --
 Number of units outstanding, end of period (000's) ........          105              41      --       --       --
 Total Return ..............................................       (16.65)%        (17.13)%    --       --       --
EQUI-VEST Series 500 Contracts 1.45% (i)
 Unit value, end of period .................................     $  68.97        $  82.84      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (16.74)%        (17.16)%    --       --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (i)
 Unit value, end of period .................................     $  69.20        $  82.91      --       --       --
 Net Assets (000's) ........................................     $    969        $    166      --       --       --
 Number of units outstanding, end of period (000's) ........           14               2      --       --       --
 Total Return ..............................................       (16.54)%        (17.09)%    --       --       --
EQUI-VEST Vantage Contracts 0.90% (i)
 Unit value, end of period .................................     $  69.48        $  82.99      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (16.28)%        (17.01)%    --       --       --
EQUI-VEST Express Series 700 Contracts 0.95% (i)
 Unit value, end of period .................................     $  69.43        $  82.97      --       --       --
 Net Assets (000's) ........................................     $    972        $    166      --       --       --
 Number of units outstanding, end of period (000's) ........           14               2      --       --       --
 Total Return ..............................................       (16.32)%        (17.03)%    --       --       --
EQ/AXP Strategy Aggressive
--------------------------
Momentum Contracts 1.34% or 1.49% (i)
 Unit value, end of period .................................     $  40.77        $  62.12      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (34.37)%        (37.88)%    --       --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-63

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/AXP Strategy Aggressive -- (concluded)
Momentum Plus Contracts 1.35% (i)
---------------------------------
 Unit value, end of period .................................     $  40.77        $  62.12      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (34.37)%        (37.88)%    --       --       --
Momentum Plus Contracts 1.00% (i)
 Unit value, end of period .................................     $  40.96        $  62.19      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (34.13)%        (37.81)%    --       --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (i)
 Unit value, end of period .................................     $  40.77        $  62.12      --       --       --
 Net Assets (000's) ........................................     $  4,607        $  3,354      --       --       --
 Number of units outstanding, end of period (000's) ........          113              54      --       --       --
 Total Return ..............................................       (34.37)%        (37.88)%    --       --       --
EQUI-VEST Series 500 Contracts 1.45% (i)
 Unit value, end of period .................................     $  40.71        $  62.10      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (34.44)%        (37.90)%    --       --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (i)
 Unit value, end of period .................................     $  40.85        $  62.15      --       --       --
 Net Assets (000's) ........................................     $    980        $    124      --       --       --
 Number of units outstanding, end of period (000's) ........           24               2      --       --       --
 Total Return ..............................................       (34.27)%        (37.85)%    --       --       --
EQUI-VEST Vantage Contracts 0.90% (i)
 Unit value, end of period .................................     $  41.02        $  62.21      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (34.06)%        (37.79)%    --       --       --
EQUI-VEST Express Series 700 Contracts 0.95% (i)
 Unit value, end of period .................................     $  40.99        $  62.20      --       --       --
 Net Assets (000's) ........................................     $  1,148        $    311      --       --       --
 Number of units outstanding, end of period (000's) ........           28               5      --       --       --
 Total Return ..............................................       (34.10)%        (37.80)%    --       --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-64

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                       Years Ended December 31,
                                                             -----------------------------------------------------------------------
                                                                 2001            2000          1999           1998          1997
                                                             --------------- ----------------------------- -------------- ----------
EQ/Balanced (l)
EQUI-VEST/Momentum Series 100 and 200
-------------------------------------
Contracts 1.34%,1.40% or 1.49%
 Unit value, end of period ..............................    $   49.61      $    51.10     $    52.39     $    45.07     $    38.66
 Net Assets (000's) .....................................    $1,016,122     $1,080,050    $ 1,220,635     $1,142,389     $1,047,222
 Number of EQUI-VEST units outstanding, end of period
  (000's) ...............................................       19,822          20,413         22,434         24,361         26,036
 Number of Momentum units outstanding, end of period
  (000's) ...............................................          660             723            865            986          1,052
 Total Return ...........................................        (2.92)%         (2.46)%        16.24%         16.58%         13.51%
Momentum Plus Contracts 1.35%
 Unit value, end of period ..............................    $  173.76       $  179.45     $   184.34     $   158.63     $   136.14
 Net Assets (000's) .....................................    $  38,575       $  43,786     $   59,173     $   59,486     $   59,765
 Number of units outstanding, end of period (000's) .....          222             244            321            375            439
 Total Return ...........................................        (3.17)%         (2.65)%        16.21%         16.52%         13.44%
Momentum Plus Contracts 1.00%
 Unit value, end of period ..............................    $  168.25       $  173.14     $   177.22     $   151.97     $   129.97
 Net Assets (000's) .....................................           --              --     $      177     $    1,672     $    1,300
 Number of units outstanding, end of period (000's) .....           --              --              1             11             10
 Total Return ...........................................        (2.82)%         (2.30)%        16.62%         16.93%         13.85%
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period ..............................    $  159.46       $  163.93     $   167.63     $   143.60     $   122.68
 Net Assets (000's) .....................................           --       $     328     $      168     $      144     $      123
 Number of units outstanding, end of period (000's) .....           --               2              1              1              1
 Total Return ...........................................        (2.73)%         (2.21)%        16.73%         17.05%         22.68%
EQUI-VEST Series 300 and 400 Contracts 1.35%
 Unit value, end of period ..............................    $  172.66       $  178.32     $   183.18     $   157.63     $   135.29
 Net Assets (000's) .....................................    $ 230,328       $ 150,859     $  156,436     $  118,538     $   88,615
 Number of units outstanding, end of period (000's) .....        1,334             846            854            752            655
 Total Return ...........................................        (3.17)%         (2.65)%        16.21%         16.51%         13.44%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period ..............................    $  111.81       $  115.59     $   118.86     $   102.39             --
 Net Assets (000's) .....................................    $     447       $     231     $      238             --             --
 Number of units outstanding, end of period (000's) .....            4               2              2             --             --
 Total Return ...........................................        (3.27)%         (2.75)%        16.09%          2.39%            --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period ..............................    $  111.79       $  115.59     $   118.86     $   102.39             --
 Net Assets (000's) .....................................    $  32,084       $  11,675     $    1,307             --             --
 Number of units outstanding, end of period (000's) .....          287             101             11             --             --
 Total Return ...........................................        (3.27)%         (2.75)%        16.09%          2.39%            --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-65

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/Balanced (l) -- (concluded)
EQUI-VEST Vantage Contracts 0.90% (c)
-------------------------------------
 Unit value, end of period .................................      $ 114.50        $ 118.02      $  121.00     --       --
 Net Assets (000's) ........................................      $  2,519        $  7,789      $   7,865     --       --
 Number of units outstanding, end of period (000's) ........            22              66             65     --       --
 Total Return ..............................................         (2.98)%         (9.46)%        21.00%    --       --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................      $ 102.76        $ 105.98      $  108.71     --       --
 Net Assets (000's) ........................................      $ 13,975        $  3,603      $     217     --       --
 Number of units outstanding, end of period (000's) ........           136              34              2     --       --
 Total Return ..............................................         (3.04)%         (2.51)%         8.71%    --       --
EQ/Bernstein Diversified Value (m)
----------------------------------
Momentum Contracts 1.35% or 1.49% (d)
 Unit value, end of period .................................      $  94.39           95.93             --     --       --
 Net Assets (000's) ........................................      $  1,793              --             --     --       --
 Number of units outstanding, end of period (000's) ........            19              --             --     --       --
 Total Return ..............................................         (2.36)%         (4.07)%           --     --       --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................      $  94.36           95.93             --     --       --
 Net Assets (000's) ........................................            --              --             --     --       --
 Number of units outstanding, end of period (000's) ........            --              --             --     --       --
 Total Return ..............................................         (2.37)%         (4.07)%           --     --       --
Momentum Plus Contracts 1.00% (i)
 Unit value, end of period .................................      $  95.16              --             --     --       --
 Net Assets (000's) ........................................            --              --             --     --       --
 Number of units outstanding, end of period (000's) ........            --              --             --     --       --
 Total Return ..............................................         (2.16)%            --             --     --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (i)
 Unit value, end of period .................................      $  94.39              --             --     --       --
 Net Assets (000's) ........................................      $145,738              --             --     --       --
 Number of units outstanding, end of period (000's) ........         1,544              --             --     --       --
 Total Return ..............................................         (2.36)%            --             --     --       --
EQUI-VEST Series 500 Contracts 1.45% (i)
 Unit value, end of period .................................      $ 100.70              --             --     --       --
 Net Assets (000's) ........................................      $    101              --             --     --       --
 Number of units outstanding, end of period (000's) ........             1              --             --     --       --
 Total Return ..............................................         (2.43)%            --             --     --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-66

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/Bernstein Diversified Value (m) -- (concluded)
EQUI-VEST Series 600 and 800 Contracts 1.20% (i)
------------------------------------------------
 Unit value, end of period .................................     $  94.71             --             --     --       --
 Net Assets (000's) ........................................     $  6,723             --             --     --       --
 Number of units outstanding, end of period (000's) ........           71             --             --     --       --
 Total Return ..............................................       ( 2.27)%           --             --     --       --
EQUI-VEST Vantage Contracts 0.90% (i)
 Unit value, end of period .................................     $  95.39             --             --     --       --
 Net Assets (000's) ........................................     $     95             --             --     --       --
 Number of units outstanding, end of period (000's) ........            1             --             --     --       --
 Total Return ..............................................       ( 2.09)%           --             --     --       --
EQUI-VEST Express Series 700 Contracts 0.95% (i)
 Unit value, end of period .................................     $ 101.04             --             --     --       --
 Net Assets (000's) ........................................     $  4,547             --             --     --       --
 Number of units outstanding, end of period (000's) ........           45             --             --     --       --
 Total Return ..............................................       ( 2.13)%           --             --     --       --
EQ/Calvert Socially Responsible
-------------------------------
Momentum Contracts 1.34% or 1.49% (d)
 Unit value, end of period .................................     $  86.73       $ 103.06      $  107.58    --        --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................       (15.85)%      (  4.20)%         7.58%    --       --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................     $  86.71       $ 103.04      $  107.57     --       --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................       (15.85)%      (  4.21)%         7.57%    --       --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $  87.44       $ 103.54      $  107.72     --       --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................       (15.55)%      (  3.88)%         7.72%    --       --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................     $  87.65       $ 103.69      $ 107.76      --       --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................       (15.47)%      (  3.78)%         7.76%    --       --


----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-67

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/Calvert Socially Responsible -- (concluded)
EQUI-VEST Series 100 through 400 Contracts 1.34%,
-------------------------------------------------
1.40% or 1.49% (d)
 Unit value, end of period .................................     $  86.73        $ 103.06      $  107.58     --       --
 Net Assets (000's) ........................................     $  2,862        $  1,546      $     430     --       --
 Number of units outstanding, end of period (000's) ........           33              15              4     --       --
 Total Return ..............................................       (15.85)%         (4.20)%         7.58%    --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (d)
 Unit value, end of period .................................     $  87.02        $ 103.26      $  107.64     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (15.73)%         (4.07)%         7.64%    --       --
EQUI-VEST Vantage Contracts 0.90% (d)
 Unit value, end of period .................................     $  87.65        $ 103.69      $  107.76     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (15.47)%         (3.78)%         7.76%    --       --
EQ/Capital Guardian International
Momentum Contracts 1.34% or 1.49% (d)
-------------------------------------
 Unit value, end of period .................................     $  80.71        $ 103.41      $  129.55     --       --
 Net Assets (000's) ........................................     $     81              --             --     --       --
 Number of units outstanding, end of period (000's) ........            1              --             --     --       --
 Total Return ..............................................       (21.95)%        (20.18)%        29.55%    --       --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................     $  80.69        $ 103.40      $  129.55     --       --
 Net Assets (000's) ........................................     $     81              --             --     --       --
 Number of units outstanding, end of period (000's) ........            1              --             --     --       --
 Total Return ..............................................       (21.96)%        (20.19)%        29.55%    --       --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $  81.37        $ 103.89      $  129.71     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (21.68)%        (19.91)%        29.71%    --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-68

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/Capital Guardian International -- (concluded)
Momentum Plus Contracts 0.90% (d)
---------------------------------
 Unit value, end of period .................................     $  81.56        $ 104.07      $  129.76     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (21.63)%        (19.80)%        29.76%    --       --
EQ/Capital Guardian Research
Momentum Contracts 1.34% or 1.49% (d)
-------------------------------------
 Unit value, end of period .................................     $ 107.86        $ 111.59      $  106.78     --       --
 Net Assets (000's) ........................................     $    216        $    112             --     --       --
 Number of units outstanding, end of period (000's) ........            2               1             --     --       --
 Total Return ..............................................        (3.34)%          4.50%          6.78%    --       --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................     $ 107.84        $ 111.57      $  106.78     --       --
 Net Assets (000's) ........................................           --        $    112             --     --       --
 Number of units outstanding, end of period (000's) ........           --               1             --     --       --
 Total Return ..............................................        (3.34)%          4.49%          6.78%    --       --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $ 108.75        $ 112.11      $  106.92     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................        (3.00)%          4.85%          6.92%    --       --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................     $ 109.00        $ 112.26      $  106.96     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................        (2.90)%          4.96%          6.96%    --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (d)
 Unit value, end of period .................................     $ 107.86        $ 111.59      $  106.78     --       --
 Net Assets (000's) ........................................     $ 10,247        $  4,910      $     854     --       --
 Number of units outstanding, end of period (000's) ........           95              44              8     --       --
 Total Return ..............................................        (3.34)%          4.50%          6.78%    --       --
EQUI-VEST Series 500 Contracts 1.45% (d)
 Unit value, end of period .................................     $ 107.58        $ 111.42      $  106.74     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................        (3.45)%          4.38%          6.74%    --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-69

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/Capital Guardian Research -- (concluded)
EQUI-VEST Series 600 and 800 Contracts 1.20% (d)
------------------------------------------------
 Unit value, end of period .................................     $ 108.22      $  111.80      $  106.84     --       --
 Net Assets (000's) ........................................     $  3,355      $   1,006      $     107     --       --
 Number of units outstanding, end of period (000's) ........           31              9              1     --       --
 Total Return ..............................................        (3.20)%         4.64%          6.84%    --       --
EQUI-VEST Vantage Contracts 0.90% (d)
 Unit value, end of period .................................     $ 109.00      $  112.26       $ 106.96     --       --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................        (2.90)%         4.96%          6.96%    --       --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................     $ 108.87      $  112.19       $ 106.94     --       --
 Net Assets (000's) ........................................     $    980      $     449             --     --       --
 Number of units outstanding, end of period (000's) ........            9              4             --     --       --
 Total Return ..............................................        (2.96)%         4.91%          6.94%    --       --
EQ/Capital Guardian U.S. Equity
Momentum Contracts 1.34% or 1.49% (d)
-------------------------------------
 Unit value, end of period .................................     $ 100.43      $  103.88       $ 101.64     --       --
 Net Assets (000's) ........................................     $    100             --             --     --       --
 Number of units outstanding, end of period (000's) ........            1             --             --     --       --
 Total Return ..............................................        (3.32)%         2.20%          1.64%    --       --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................     $ 100.40      $  103.87       $ 101.64     --       --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................        (3.34)%         2.19%          1.64%    --       --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $ 101.49      $  104.37       $ 101.77     --       --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................        (2.76)%         2.55%          1.77%    --       --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................     $ 101.25      $  104.51       $ 101.81     --       --
 Net Assets (000's) ........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ........           --             --             --     --       --
 Total Return ..............................................        (3.12)%         2.65%          1.81%    --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-70

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                              Years Ended December 31,
                                                             -----------------------------------------------------------
                                                                 2001          2000         1999          1998      1997
                                                             ------------ ------------- ------------ ------------- -----
EQ/Capital Guardian U.S. Equity -- (concluded)
EQUI-VEST Series 100 through 400 Contracts 1.34%,
-------------------------------------------------
1.40% or 1.49% (d)
 Unit value, end of period .................................   $ 100.43     $ 103.88     $  101.64           --    --
 Net Assets (000's) ........................................   $  9,641     $  3,532     $   1,321           --    --
 Number of units outstanding, end of period (000's) ........         96           34            13           --    --
 Total Return ..............................................      (3.32)%       2.20%         1.64%          --    --
EQUI-VEST Series 500 Contracts 1.45% (d)
 Unit value, end of period .................................   $ 100.16     $ 103.72     $  101.60           --    --
 Net Assets (000's) ........................................         --           --            --           --    --
 Number of units outstanding, end of period (000's) ........         --           --            --           --    --
 Total Return ..............................................      (3.43)%       2.09%         1.60%          --    --
EQUI-VEST Series 600 and 800 Contracts 1.20% (d)
 Unit value, end of period .................................   $ 100.76     $ 104.08     $  101.69           --    --
 Net Assets (000's) ........................................   $  2,116     $  1,145     $     102           --    --
 Number of units outstanding, end of period (000's) ........         21           11             1           --    --
 Total Return ..............................................      (3.19)%       2.35%         1.69%          --    --
EQUI-VEST Vantage Contracts 0.90% (d)
 Unit value, end of period .................................   $ 101.25     $ 104.51     $  101.79           --    --
 Net Assets (000's) ........................................         --           --            --           --    --
 Number of units outstanding, end of period (000's) ........         --           --            --           --    --
 Total Return ..............................................      (3.12)%       2.67%         1.79%          --    --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 101.37     $ 104.44     $  101.79           --    --
 Net Assets (000's) ........................................   $    912     $    313            --           --    --
 Number of units outstanding, end of period (000's) ........          9            3            --           --    --
 Total Return ..............................................      (2.94)%       2.60%         1.79%          --    --
EQ/Emerging Markets Equity
Momentum Contracts 1.34% or 1.49% (b)
-------------------------------------
 Unit value, end of period .................................   $  61.12     $  65.32     $  110.43     $  57.18    --
 Net Assets (000's) ........................................   $  1,222     $  1,110     $     663           --    --
 Number of units outstanding, end of period (000's) ........         20           17             6           --    --
 Total Return ..............................................      (6.43)%     (40.85)%       93.13%      (42.82)%  --
Momentum Plus Contracts 1.35% (b)
 Unit value, end of period .................................   $  92.15     $  98.49     $  166.52     $  86.23    --
 Net Assets (000's) ........................................   $  1,474     $  1,674     $   1,832     $     86    --
 Number of units outstanding, end of period (000's) ........         16           17            11            1    --
 Total Return ..............................................      (6.44)%     (40.85)%       93.11%      (13.77)%  --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-71

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2001          2000         1999          1998          1997
                                                             ------------ ------------- ------------ ------------- -------------
EQ/Emerging Markets Equity -- (concluded)
-----------------------------------------
Momentum Plus Contracts 1.00% (b)
 Unit value, end of period .................................   $ 93.29      $  99.36     $  167.39      $ 86.38            --
 Net Assets (000's) ........................................        --            --            --           --            --
 Number of units outstanding, end of period (000's) ........        --            --            --           --            --
 Total Return ..............................................     (6.11)%      (40.64)%       93.78%        8.78%           --
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $ 93.62      $  99.61     $  167.64      $ 86.42            --
 Net Assets (000's) ........................................        --            --            --           --            --
 Number of units outstanding, end of period (000's) ........        --            --            --           --            --
 Total Return ..............................................     (6.01)%      (40.58)%       93.98%      (13.58)%          --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (f)
 Unit value, end of period .................................   $ 61.12      $  65.32     $  110.43      $ 57.18      $  79.41
 Net Assets (000's) ........................................   $51,952      $ 60,486     $  65,154     $ 12,408      $  8,656
 Number of units outstanding, end of period (000's) ........       850           926           590          217           109
 Total Return ..............................................     (6.43)%      (40.85)%       93.13%      (42.82)%      (20.59)%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $ 86.72      $  92.78     $  157.03      $ 81.40            --
 Net Assets (000's) ........................................   $    87      $     93            --           --            --
 Number of units outstanding, end of period (000's) ........         1             1            --           --            --
 Total Return ..............................................     (6.53)%      (40.92)%       92.91%      (18.60)%          --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $ 87.48      $  93.36     $  157.61      $  81.49           --
 Net Assets (000's) ........................................   $ 3,849      $  3,921     $     788           --            --
 Number of units outstanding, end of period (000's) ........        44            42             5           --            --
 Total Return ..............................................     (6.30)%      (40.77)%       93.41%      (18.51)%          --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $111.05      $ 118.14     $  198.84           --            --
 Net Assets (000's) ........................................        --      $    236     $     398           --            --
 Number of units outstanding, end of period (000's) ........        --             2             2           --            --
 Total Return ..............................................     (6.00)%      (40.59)%       98.84%          --            --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 82.40      $  87.72     $  147.71           --            --
 Net Assets (000's) ........................................   $ 2,884      $  2,456     $     148           --            --
 Number of units outstanding, end of period (000's) ........        35            28             1           --            --
 Total Return ..............................................     (6.06)%      (40.61)%       47.71%          --            --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-72

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                         ------------------------------- -----------------------------------------
                                                               2001            2000           1999           1998          1997
                                                         --------------- --------------- -------------- -------------- -----------
EQ/Equity 500 Index (k)
-----------------------
Momentum Contracts 1.34% or 1.49%
 Unit value, end of period ..............................$   249.66       $   287.40      $   322.15     $   271.24     $  214.66
 Net Assets (000's) .....................................$   37,699       $   46,846      $   55,410     $   36,617     $  20,178
 Number of units outstanding, end of period (000's) .....      151               163             172            135            94
 Total Return ...........................................    (13.13)%         (10.79)%         18.77%         26.36%        30.79%
Momentum Plus Contracts 1.35%
 Unit value, end of period ..............................$   249.47       $   287.20      $   321.97     $   271.11     $  214.58
 Net Assets (000's) .....................................$   50,642       $   72,662      $   97,879     $   76,724     $  49,568
 Number of units outstanding, end of period (000's) .....       203              253             304            283           231
 Total Return ...........................................    (13.14)%         (10.80)%          18.76%        26.34%        30.78%
Momentum Plus Contracts 1.00%
 Unit value, end of period ..............................$   200.73       $   230.27      $   257.24     $   215.84     $  170.23
 Net Assets (000's) .....................................        --       $      461      $    1,286     $    2,374     $     851
 Number of units outstanding, end of period (000's) .....        --                2               5             11             5
 Total Return ...........................................    (12.83)%         (10.48)%         19.18%         26.79%        21.85%
Momentum Plus Contracts 0.90% (g)
 Unit value, end of period ..............................$   177.65       $   203.59      $   227.20     $   190.44     $   50.05
 Net Assets (000's) .....................................        --       $    1,018      $    1,136     $      762     $     450
 Number of units outstanding, end of period (000's) .....        --                5               5              4             3
 Total Return ...........................................    (12.74)%         (10.39)%         19.30%         26.92%        50.05%
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49%
 Unit value, end of period ..............................$    249.66      $   287.40      $   322.15     $   271.24     $  214.66
 Net Assets (000's) .....................................$ 1,019,362      $1,249,040      $1,475,125     $1,032,068     $ 576,577
 Number of units outstanding, end of period (000's) .....      4,083           4,346           4,579          3,805         2,686
 Total Return ...........................................     (13.13)%        (10.79)%         18.77%         26.36%        30.79%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period ..............................$     95.12      $   109.62      $   123.01     $   103.68            --
 Net Assets (000's) .....................................$     1,046      $    1,096      $    1,107     $      207            --
 Number of units outstanding, end of period (000's) .....         11              10               9              2            --
 Total Return ...........................................     (13.23)%        (10.89)%         18.64%          3.68%           --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period ..............................$     95.13      $   109.63      $   123.02      $  103.69            --
 Net Assets (000's) .....................................$    34,913      $   28,285      $    6,151             --            --
 Number of units outstanding, end of period (000's) .....        367             258              50             --            --
 Total Return ...........................................     (13.23)%        (10.88)%         18.64%          3.69%           --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-73

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ Equity 500 Index (k) -- (concluded)
--------------------------------------
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................     $  97.75        $ 112.30      $ 125.64      --       --
 Net Assets (000's) ........................................     $    684        $  6,177      $   6,659     --       --
 Number of units outstanding, end of period (000's) ........            7              55             53     --       --
 Total Return ..............................................       (12.96)%       ( 10.62)%        25.64%    --       --
EQUI-VEST Express Series 700 Contracts 0.95% (c)
 Unit value, end of period .................................     $  82.52        $  94.85      $ 106.17      --       --
 Net Assets (000's) ........................................     $ 11,470        $  7,398      $     956     --       --
 Number of units outstanding, end of period (000's) ........          139              78              9     --       --
 Total Return ..............................................       (13.00)%       ( 10.66)%         6.17%    --       --

EQ/Evergreen Omega
------------------
Momentum Contracts 1.34% or 1.49% (d)
 Unit value, end of period .................................     $  76.01        $  92.84      $ 106.57      --       --
 Net Assets (000's) ........................................     $     76              --             --     --       --
 Number of units outstanding, end of period (000's) ........            1              --             --     --       --
 Total Return ..............................................       (18.13)%       ( 12.88)%         6.57%    --       --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................     $  75.99        $  92.82      $ 106.57      --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (18.13)%       ( 12.90)%         6.57%    --       --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $  76.63        $  93.27      $ 106.71      --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (17.84)%       ( 12.59)%         6.71%    --       --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................     $  76.82        $  93.40      $ 106.75      --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (17.75)%       ( 12.51)%         6.75%    --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (d)
 Unit value, end of period .................................     $  76.01        $  92.84      $ 106.57      --       --
 Net Assets (000's) ........................................     $  2,508        $  1,671      $     533     --       --
 Number of units outstanding, end of period (000's) ........           33              18              5     --       --
 Total Return ..............................................       (18.13)%       ( 12.88)%         6.57%    --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-74

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               -------------------------------------------------------------
                                                                    2001            2000           1999        1998     1997
                                                               -------------   -------------   ------------   ------   -----
EQ/Evergreen Omega -- (concluded)
---------------------------------
EQUI-VEST Series 500 Contracts 1.45% (d)
 Unit value, end of period .................................     $  75.81        $  93.33       $ 106.53      --       --
 Net Assets (000's) ........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ........           --              --              --     --       --
 Total Return ..............................................       (18.77)%       ( 12.39)%          6.53%    --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (d)
 Unit value, end of period .................................     $  76.26        $  93.02       $ 106.63      --       --
 Net Assets (000's) ........................................     $    763        $    279              --     --       --
 Number of units outstanding, end of period (000's) ........           10               3              --     --       --
 Total Return ..............................................       (18.02)%       ( 12.76)%          6.63%    --       --
EQUI-VEST Vantage Contracts 0.90% (d)
 Unit value, end of period .................................     $  76.81        $  93.40       $ 106.75      --       --
 Net Assets (000's) ........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ........           --              --              --     --       --
 Total Return ..............................................       (17.76)%       ( 12.51)%          6.75%    --       --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................     $  76.72        $  93.34       $ 106.73      --       --
 Net Assets (000's) ........................................     $    230        $     93              --     --       --
 Number of units outstanding, end of period (000's) ........            3               1              --     --       --
 Total Return ..............................................       (17.81)%       ( 12.55)%          6.73%    --       --
EQ/FI Mid Cap
-------------
Momentum Contracts 1.34% or 1.49% (i)
 Unit value, end of period .................................     $  85.41        $  99.98              --     --       --
 Net Assets (000's) ........................................     $    171        $    100              --     --       --
 Number of units outstanding, end of period (000's) ........            2               1              --     --       --
 Total Return ..............................................       (14.57)%       (  0.02)%            --     --       --
Momentum Plus Contracts 1.35% (i)
 Unit value, end of period .................................     $  85.40        $  99.98              --     --       --
 Net Assets (000's) ........................................     $     85              --              --     --       --
 Number of units outstanding, end of period (000's) ........            1              --              --     --       --
 Total Return ..............................................       (14.58)%       (  0.02)%            --     --       --
Momentum Plus Contracts 1.00% (i)
 Unit value, end of period .................................     $  85.80        $ 100.09              --     --       --
 Net Assets (000's) ........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ........           --              --              --     --       --
 Total Return ..............................................       (14.20)%          0.09%             --     --       --
Momentum Plus Contracts 0.90%
 Unit value, end of period .................................     $  85.92              --              --     --       --
 Net Assets (000's) ........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ........           --              --              --     --       --
 Total Return ..............................................       (14.56)%            --              --     --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-75

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                               -----------------------------------------------------------------
                                                                    2001           2000          1999           1998        1997
                                                               -------------   -----------   ------------   ------------   -----
EQ/FI Mid Cap -- (concluded)
----------------------------
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (i)
 Unit value, end of period .. ..............................     $  85.41        $ 99.98             --             --     --
 Net Assets (000's) ........................................     $ 35,872        $ 8,598             --             --     --
 Number of units outstanding, end of period (000's) ........          420             86             --             --     --
 Total Return ..............................................       (14.57)%        (0.02)%           --             --     --
EQUI-VEST Series 500 Contracts 1.45% (i)
 Unit value, end of period .. ..............................     $  85.28       $  99.95             --             --     --
 Net Assets (000's) ........................................     $  1,109             --             --             --     --
 Number of units outstanding, end of period (000's) ........           13             --             --             --     --
 Total Return ..............................................       (14.68)%        (0.05)%           --             --     --
EQUI-VEST Series 600 and 800 Contracts 1.20% (i)
 Unit value, end of period .. ..............................     $  85.57       $ 100.02             --             --     --
 Net Assets (000's) ........................................     $  9,070       $    900             --             --     --
 Number of units outstanding, end of period (000's) ........          106              9             --             --     --
 Total Return ..............................................       (14.45)%         0.02%            --             --     --
EQUI-VEST Vantage Contracts 0.90% (i)
 Unit value, end of period .. ..............................     $  85.92       $ 100.13             --             --     --
 Net Assets (000's) ........................................           --             --             --             --     --
 Number of units outstanding, end of period (000's) ........           --             --             --             --     --
 Total Return ..............................................       (14.19)%         0.13%            --             --     --
EQUI-VEST Express Series 700 Contracts 0.95% (i)
 Unit value, end of period .. ..............................     $  85.86       $ 100.11             --             --     --
 Net Assets (000's) ........................................     $  6,611       $    701             --             --     --
 Number of units outstanding, end of period (000's) ........           77              7             --             --     --
 Total Return ..............................................       (14.23)%         0.11%            --             --     --
EQ/FI Small/Mid Cap Value
Momentum Contracts 1.34% or 1.49% (b)
-------------------------------------
 Unit value, end of period .. ..............................     $ 112.05       $ 109.21      $  105.28       $ 104.82     --
 Net Assets (000's) ........................................     $  1,905       $    546      $     316             --     --
 Number of units outstanding, end of period (000's) ........           17              5              3             --     --
 Total Return ..............................................         2.60%          3.73%          0.44%          4.82%    --
Momentum Plus Contracts 1.35% (b)
 Unit value, end of period .. ..............................     $  88.78       $  86.54      $   83.43       $  83.08     --
 Net Assets (000's) ........................................     $  2,042       $    952      $     584       $    166     --
 Number of units outstanding, end of period (000's) ........           23             11              7              2     --
 Total Return ..............................................         2.59%          3.73%          0.42%       ( 16.92)%   --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                    FSA-76

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2001          2000          1999          1998         1997
                                                             ------------ ------------- ------------- ------------- ------------
EQ/FI Small/Mid Cap Value -- (concluded)
----------------------------------------
Momentum Plus Contracts 1.00% (b)
 Unit value, end of period .................................   $  89.88     $  87.29      $  83.87      $  83.22            --
 Net Assets (000's) ........................................         --           --            --            --            --
 Number of units outstanding, end of period (000's) ........         --           --            --            --            --
 Total Return ..............................................       2.97%        4.08%         0.78%       (16.78)%          --
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $  90.19     $  87.52      $  83.99      $  83.26            --
 Net Assets (000's) ........................................         --           --            --            --            --
 Number of units outstanding, end of period (000's) ........         --           --            --            --            --
 Total Return ..............................................       3.05%        4.20%         0.88%       (16.74)%          --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (a)
 Unit value, end of period .................................   $ 112.05     $ 109.21      $ 105.28      $ 104.82     $  118.06
 Net Assets (000's) ........................................   $138,718     $ 68,584      $ 75,907      $ 90,040     $  68,121
 Number of units outstanding, end of period (000's) ........      1,238          628           721           859           577
 Total Return ..............................................       2.60%        3.73%         0.44%       (11.21)%       18.06%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  88.20     $  86.06      $  83.05      $  82.78            --
 Net Assets (000's) ........................................   $     88     $     86      $     83            --            --
 Number of units outstanding, end of period (000's) ........          1            1             1            --            --
 Total Return ..............................................       2.49%        3.62%         0.33%       (17.22)%          --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  88.97     $  86.60      $  83.36      $  82.88            --
 Net Assets (000's) ........................................   $ 11,210     $  1,212      $     83            --            --
 Number of units outstanding, end of period (000's) ........        126           14             1            --            --
 Total Return ..............................................       2.74%        3.89%         0.58%       (17.12)%          --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $ 111.62     $ 108.31      $ 103.94            --            --
 Net Assets (000's) ........................................   $    112     $    325      $    312            --            --
 Number of units outstanding, end of period (000's) ........          1            3             3            --            --
 Total Return ..............................................       3.06%        4.20%         3.94%           --            --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 113.81     $ 110.49      $ 106.09            --            --
 Net Assets (000's) ........................................   $ 11,950     $  1,436      $    106            --            --
 Number of units outstanding, end of period (000's) ........        105           13             1            --            --
 Total Return ..............................................       3.00%        4.15%         6.09%           --            --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-77

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/Janus Large Cap Growth
-------------------------
Momentum Contracts 1.34% or 1.49% (i)
 Unit value, end of period .................................     $  63.80        $  83.95      --       --       --
 Net Assets (000's) ........................................     $    319              --      --       --       --
 Number of units outstanding, end of period (000's) ........            5              --      --       --       --
 Total Return ..............................................       (24.00)%        (16.05)%    --       --       --
Momentum Plus Contracts 1.35% (i)
 Unit value, end of period .................................     $  63.79        $  83.94      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (24.01)%        (16.06)%    --       --       --
Momentum Plus Contracts 1.00% (i)
 Unit value, end of period .................................     $  64.09        $  84.04      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (23.73)%        (15.96)%    --       --       --
Momentum Plus Contracts 0.90% (i)
 Unit value, end of period .................................     $  64.18        $  84.04      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (23.63)%         15.96%     --       --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (i)
 Unit value, end of period .................................     $  63.80        $  83.95      --       --       --
 Net Assets (000's) ........................................     $ 29,603        $ 13,852      --       --       --
 Number of units outstanding, end of period (000's) ........          464             165      --       --       --
 Total Return ..............................................       (24.00)%        (16.05)%    --       --       --
EQUI-VEST Series 500 Contracts 1.45% (i)
 Unit value, end of period .................................     $  63.71        $  83.92      --       --       --
 Net Assets (000's) ........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ........           --              --      --       --       --
 Total Return ..............................................       (24.08)%        (16.08)%    --       --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (i)
 Unit value, end of period .................................     $  63.92        $  83.99      --       --       --
 Net Assets (000's) ........................................     $  7,606        $  1,008      --       --       --
 Number of units outstanding, end of period (000's) ........          119              12      --       --       --
 Total Return ..............................................       (23.90)%        (16.01)%    --       --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-78

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001            2000           1999       1998     1997
                                                               -------------   -------------   -----------   ------   -----
EQ/Janus Large Cap Growth -- (concluded)
EQUI-VEST Vantage Contracts 0.90% (i)
-------------------------------------
 Unit value, end of period .................................     $  64.18        $  84.07             --     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (23.66)%        (15.93)%           --     --       --
EQUI-VEST Express Series 700 Contracts 0.95% (i)
 Unit value, end of period .................................     $  64.14        $  84.05             --     --       --
 Net Assets (000's) ........................................     $  5,259        $  1,009             --     --       --
 Number of units outstanding, end of period (000's) ........           82              12             --     --       --
 Total Return ..............................................       (23.69)%        (15.95)%           --     --       --
EQ/Lazard Small Cap Value
Momentum Contracts 1.34% or 1.49% (d)
-------------------------------------
 Unit value, end of period .................................     $ 132.22        $ 113.83        $ 97.34     --       --
 Net Assets (000's) ........................................     $    397        $    114             --     --       --
 Number of units outstanding, end of period (000's) ........            3               1             --     --       --
 Total Return ..............................................        16.16%          16.94%         (2.66)%   --       --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................     $ 132.19        $ 113.81        $ 97.34     --       --
 Net Assets (000's) ........................................     $    397              --             --     --       --
 Number of units outstanding, end of period (000's) ........            3              --             --     --       --
 Total Return ..............................................        16.15%          16.92%         (2.66)%   --       --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $ 133.30        $ 114.36        $ 97.47     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................        16.56%          17.33%         (2.53)%   --       --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................     $ 133.62        $ 114.52        $ 97.50     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................        16.68%          17.46%         (2.50)%   --       --
EQ/Marsico Focus
----------------
Momentum Contracts 1.34% or 1.49% (j)
 Unit value, end of period .................................     $ 105.94              --             --     --       --
 Net Assets (000's) ........................................     $  1,377              --             --     --       --
 Number of units outstanding, end of period (000's) ........           13              --             --     --       --
 Total Return ..............................................         5.94%             --             --     --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-79

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                          Years Ended December 31,
                                                               -----------------------------------------------
                                                                   2001        2000     1999     1998     1997
                                                               ------------   ------   ------   ------   -----
EQ/Marsico Focus -- (continued)
Momentum Plus Contracts 1.35% (j)
---------------------------------
 Unit value, end of period .................................     $ 105.90     --       --       --       --
 Net Assets (000's) ........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ........           --     --       --       --       --
 Total Return ..............................................         5.94%    --       --       --       --
Momentum Plus Contracts 1.00% (j)
 Unit value, end of period .................................     $ 105.99     --       --       --       --
 Net Assets (000's) ........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ........           --     --       --       --       --
 Total Return ..............................................         5.99%    --       --       --       --
Momentum Plus Contracts 0.90% (j)
 Unit value, end of period .................................     $ 106.02     --       --       --       --
 Net Assets (000's) ........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ........           --     --       --       --       --
 Total Return ..............................................         6.02%    --       --       --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (j)
 Unit value, end of period .................................     $ 105.89     --       --       --       --
 Net Assets (000's) ........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ........           --     --       --       --       --
 Total Return ..............................................         5.94%
EQUI-VEST Series 500 Contracts 1.45% (j)
 Unit value, end of period .................................     $ 105.94     --       --       --       --
 Net Assets (000's) ........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ........           --     --       --       --       --
 Total Return ..............................................         5.94%    --       --       --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (j)
 Unit value, end of period .................................     $ 105.94     --       --       --       --
 Net Assets (000's) ........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ........           --     --       --       --       --
 Total Return ..............................................         5.94%    --       --       --       --
EQUI-VEST Vantage Contracts 0.90% (j)
 Unit value, end of period .................................     $ 105.94     --       --       --       --
 Net Assets (000's) ........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ........           --     --       --       --       --
 Total Return ..............................................         5.94%    --       --       --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-80

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000         1999          1998         1997
                                                             ------------ ------------ ------------ ------------- ------------
EQ/Marsico Focus -- (concluded)
-------------------------------
EQUI-VEST Express Series 700 Contracts 0.95% (j)
 Unit value, end of period .................................   $ 106.00           --           --           --            --
 Net Assets (000's) ........................................   $    106           --           --           --            --
 Number of units outstanding, end of period (000's) ........          1           --           --           --            --
 Total Return ..............................................       6.00%          --           --           --            --
EQ/Mercury Basic Value Equity
-----------------------------
Momentum Contracts 1.34% or 1.49% (b)
 Unit value, end of period .................................   $ 172.07     $ 165.28    $  149.82     $ 127.67            --
 Net Assets (000's) ........................................   $  2,581     $  1,488    $     899     $    383            --
 Number of units outstanding, end of period (000's) ........         15            9            6            3            --
 Total Return ..............................................       4.11%       10.32%       17.35%       27.67%           --
Momentum Plus Contracts 1.35% (b)
 Unit value, end of period .................................   $ 132.83     $ 127.60    $  115.67     $  98.58            --
 Net Assets (000's) ........................................   $  3,586     $  2,297    $   1,619     $    197            --
 Number of units outstanding, end of period (000's) ........         27           18           14            2            --
 Total Return ..............................................       4.10%       10.31%       17.34%       (1.42)%          --
Momentum Plus Contracts 1.00% (b)
 Unit value, end of period .................................   $ 134.48     $ 128.72    $  116.28     $  98.75            --
 Net Assets (000's) ........................................         --           --           --           --            --
 Number of units outstanding, end of period (000's) ........         --           --           --           --            --
 Total Return ..............................................       4.47%       10.70%       17.75%     ( 14.85)%          --
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $ 134.95     $ 129.04    $  116.45     $  98.80            --
 Net Assets (000's) ........................................         --           --           --           --            --
 Number of units outstanding, end of period (000's) ........         --           --           --           --            --
 Total Return ..............................................       4.58%       10.81%       17.86%       (1.20)%          --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (a)
 Unit value, end of period .................................   $ 172.07     $ 165.27    $  149.82     $ 127.67     $  115.97
 Net Assets (000's) ........................................   $179,641     $104,781    $  92,439     $ 56,685     $  16,816
 Number of units outstanding, end of period (000's) ........      1,044          634          617          444           145
 Total Return ..............................................       4.11%       10.31%       17.35%       27.67%        15.97%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $ 131.37     $ 126.32    $  114.64      $ 97.80            --
 Net Assets (000's) ........................................   $    263     $    126    $     115           --            --
 Number of units outstanding, end of period (000's) ........          2            1            1           --            --
 Total Return ..............................................       4.00%       10.19%       17.22%       (2.20)%          --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-81

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000         1999          1998         1997
                                                             ------------- ------------- ------------ ------------- ------------
EQ/Mercury Basic Value Equity -- (concluded)
--------------------------------------------
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $ 132.52      $ 127.11      $ 115.06     $  97.91            --
 Net Assets (000's) ........................................   $ 15,770      $  5,212      $    805           --            --
 Number of units outstanding, end of period (000's) ........        119            41             7           --            --
 Total Return ..............................................       4.26%        10.47%        17.52%       (2.09)%          --
EQUI-VEST Vantage Contracts 0.90% (e)
 Unit value, end of period .................................   $ 131.84      $ 126.07      $ 113.77           --            --
 Net Assets (000's) ........................................   $    132      $    252      $    114           --            --
 Number of units outstanding, end of period (000's) ........          1             2             1           --            --
 Total Return ..............................................       4.58%        10.81%        13.77%          --            --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $ 112.55      $ 107.68      $  97.22           --            --
 Net Assets (000's) ........................................   $  9,904      $  3,338      $    486           --            --
 Number of units outstanding, end of period (000's) ........         88            31             5           --            --
 Total Return ..............................................       4.52%        10.76%      (  2.78)%         --            --
EQ/MFS Emerging Growth Companies
--------------------------------
Momentum Contracts 1.34% or 1.49% (b)
 Unit value, end of period .................................   $ 143.76      $ 220.97      $ 275.93     $ 161.04            --
 Net Assets (000's) ........................................   $  9,488      $ 13,037      $  9,106     $    805            --
 Number of units outstanding, end of period (000's) ........         66            59            33            5            --
 Total Return ..............................................     (34.94)%      (19.92)%       71.34%       61.04%           --
Momentum Plus Contracts 1.35% (b)
 Unit value, end of period .................................   $  96.14      $ 147.79      $ 184.57     $ 107.73            --
 Net Assets (000's) ........................................   $ 13,460      $ 20,986      $ 16,058     $    754            --
 Number of units outstanding, end of period (000's) ........        140           142            87            7            --
 Total Return ..............................................     (34.95)%      (19.93)%       71.33%        7.73%           --
Momentum Plus Contracts 1.00% (a)
 Unit value, end of period .................................   $  97.34      $ 149.09      $ 185.54     $ 107.91     $  121.34
 Net Assets (000's) ........................................         --      $    149      $    186           --     $  31,063
 Number of units outstanding, end of period (000's) ........         --             1             1           --           256
 Total Return ..............................................     (34.71)%      (19.65)%       71.94%      (11.07)%       21.34%
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $  97.68      $ 149.46      $ 185.82     $ 107.96            --
 Net Assets (000's) ........................................         --      $    149            --           --            --
 Number of units outstanding, end of period (000's) ........         --             1            --           --            --
 Total Return ..............................................     (34.64)%      (19.57)%       72.12%        7.96%           --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-82

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                              Years Ended December 31,
                                                             -----------------------------------------------------------
                                                                  2001          2000         1999         1998      1997
                                                             ------------- ------------- ------------ ------------ -----
EQ/MFS Emerging Growth Companies -- (concluded)
-----------------------------------------------
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (b)
 Unit value, end of period .................................   $ 143.76      $ 220.97      $ 275.93     $ 161.04   --
 Net Assets (000's) ........................................   $491,947      $822,008      $669,682     $175,534   --
 Number of units outstanding, end of period (000's) ........      3,422         3,720         2,427        1,090   --
 Total Return ..............................................     (34.94)%      (19.92)%       71.34%       61.04%  --
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  92.01      $ 141.58      $ 177.00     $ 103.41   --
 Net Assets (000's) ........................................   $    828      $  1,274      $  1,062     $    103   --
 Number of units outstanding, end of period (000's) ........          9             9             6            1   --
 Total Return ..............................................     (35.01)%      (20.01)%       71.16%        3.41%  --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  92.82      $ 142.46      $ 177.65     $ 103.53   --
 Net Assets (000's) ........................................   $ 29,331      $ 41,028      $  6,395           --   --
 Number of units outstanding, end of period (000's) ........        316           288            36           --   --
 Total Return ..............................................     (34.84)%      (19.81)%       71.59%        3.53%  --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $  87.46      $ 133.82      $ 166.37           --   --
 Net Assets (000's) ........................................   $    262      $  2,275      $  1,165           --   --
 Number of units outstanding, end of period (000's) ........          3            17             7           --   --
 Total Return ..............................................     (34.64)%      (19.56)%       66.37%          --   --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  82.81      $ 126.78      $ 157.69           --   --
 Net Assets (000's) ........................................   $ 16,893      $ 22,947      $  2,681           --   --
 Number of units outstanding, end of period (000's) ........        204           181            17           --   --
 Total Return ..............................................     (34.68)%      (19.60)%       57.69%          --   --
EQ/MFS Investors Trust
----------------------
Momentum Contracts 1.34% or 1.49% (d)
 Unit value, end of period .................................   $  84.85      $ 102.37      $ 104.48           --   --
 Net Assets (000's) ........................................   $     85      $    102            --           --   --
 Number of units outstanding, end of period (000's) ........          1             1            --           --   --
 Total Return ..............................................     (17.11)%       (2.02)%        4.48%          --   --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................   $  84.83      $ 102.36      $ 104.48           --   --
 Net Assets (000's) ........................................         --      $    102            --           --   --
 Number of units outstanding, end of period (000's) ........         --             1            --           --   --
 Total Return ..............................................     (17.13)%       (2.03)%        4.48%          --   --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-83

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/MFS Investors Trust -- (concluded)
-------------------------------------
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................     $  85.55        $ 102.85      $  104.61     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (16.82)%         (1.68)%         4.61%    --       --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................     $  85.75        $ 102.99      $  104.65     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (16.74)%         (1.59)%         4.65%    --       --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (d)
 Unit value, end of period .................................     $  84.85        $ 102.37      $  104.48     --       --
 Net Assets (000's) ........................................     $  7,382        $  6,961      $   1,881     --       --
 Number of units outstanding, end of period (000's) ........           87              68             18     --       --
 Total Return ..............................................       (17.11)%         (2.02)%         4.48%    --       --
EQUI-VEST Series 500 Contracts 1.45% (d)
 Unit value, end of period .................................     $  84.63        $ 102.22      $  104.44     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (17.21)%         (2.13)%         4.44%    --       --
EQUI-VEST Series 600 and 800 Contracts 1.20% (d)
 Unit value, end of period .................................     $  85.14        $ 102.57      $  104.53     --       --
 Net Assets (000's) ........................................     $  1,788        $  1,744      $     209     --       --
 Number of units outstanding, end of period (000's) ........           21              17              2     --       --
 Total Return ..............................................       (16.99)%         (1.88)%         4.53%    --       --
EQUI-VEST Vantage Contracts 0.90% (d)
 Unit value, end of period .................................     $  85.75        $ 102.99      $  104.65     --       --
 Net Assets (000's) ........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ........           --              --             --     --       --
 Total Return ..............................................       (16.74)%         (1.59)%         4.65%    --       --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................     $  85.65        $ 102.92      $  104.63     --       --
 Net Assets (000's) ........................................     $  1,456              --             --     --       --
 Number of units outstanding, end of period (000's) ........           17              12              1     --       --
 Total Return ..............................................       (16.78)%         (1.63)%         4.63%    --       --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-84

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000         1999          1998         1997
                                                             ------------- ------------- ------------ ------------- ------------
EQ/MFS Research
---------------
Momentum Contracts 1.34% or 1.49% (b)
 Unit value, end of period .................................   $ 123.32      $ 159.89      $ 171.06     $ 140.83            --
 Net Assets (000's) ........................................   $  1,726      $  1,759      $  1,368     $    563            --
 Number of units outstanding, end of period (000's) ........         14            11             8            4            --
 Total Return ..............................................     (22.87)%       (6.53)%       21.47%       40.83%           --
Momentum Plus Contracts 1.35% (b)
 Unit value, end of period .................................   $  88.21      $ 114.37      $ 122.37     $ 100.75            --
 Net Assets (000's) ........................................   $  2,999      $  4,003      $  3,182     $    302            --
 Number of units outstanding, end of period (000's) ........         34            35            26            3            --
 Total Return ..............................................     (22.87)%       (6.54)%       21.46%        0.75%           --
Momentum Plus Contracts 1.00% (b)
 Unit value, end of period .................................   $  89.30      $ 115.38      $ 123.01     $ 100.92            --
 Net Assets (000's) ........................................         --            --            --           --            --
 Number of units outstanding, end of period (000's) ........         --            --            --           --            --
 Total Return ..............................................     (22.60)%       (6.20)%       21.89%      (12.25)%          --
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $  89.61      $ 115.66      $ 123.19     $ 100.97            --
 Net Assets (000's) ........................................         --            --            --           --            --
 Number of units outstanding, end of period (000's) ........         --            --            --           --            --
 Total Return ..............................................     (22.52)%       (6.11)%       22.01%        0.97%           --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (a)
 Unit value, end of period .................................   $ 123.32      $ 159.89      $ 171.06     $ 140.83     $  115.01
 Net Assets (000's) ........................................   $138,612      $201,142      $164,047     $101,398     $  27,142
 Number of units outstanding, end of period (000's) ........      1,124         1,258           959          720           236
 Total Return ..............................................     (22.87)%       (6.53)%       21.47%       22.45%        15.01%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  86.40      $ 112.14      $ 120.11     $  98.99            --
 Net Assets (000's) ........................................   $    346      $    336      $    360     $     99            --
 Number of units outstanding, end of period (000's) ........          4             3             3            1            --
 Total Return ..............................................     (22.95)%       (6.64)%       21.34%       (1.01)%          --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  87.16      $ 112.84      $ 120.55     $  99.10            --
 Net Assets (000's) ........................................   $  8,716      $  9,479      $    723           --            --
 Number of units outstanding, end of period (000's) ........        100            84             6           --            --
 Total Return ..............................................     (22.76)%       (6.40)%       21.64%       (0.90)%          --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-85

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001         2000          1999         1998         1997
                                                             ------------- ------------ ------------- ------------ ------------
EQ/MFS Research -- (concluded)
EQUI-VEST Series Vantage Contracts 0.90% (c)
----------------------------------------
 Unit value, end of period .................................   $  89.54      $ 115.57     $ 123.09            --           --
 Net Assets (000's) ........................................   $     90      $    693     $    492            --           --
 Number of units outstanding, end of period (000's) ........          1             6            4            --           --
 Total Return ..............................................     (22.52)%       (6.11)%      23.09%           --           --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  85.00      $ 109.77     $ 116.97            --           --
 Net Assets (000's) ........................................   $  5,865      $  6,147     $    351            --           --
 Number of units outstanding, end of period (000's) ........         69            56            3            --           --
 Total Return ..............................................     (22.57)%       (6.16)%      16.97%           --           --
EQ/Putnam Growth & Income Value
-------------------------------
Momentum Contracts 1.34% or 1.49% (b)
 Unit value, end of period .................................   $ 120.85      $ 131.45     $ 124.76     $  128.20           --
 Net Assets (000's) ........................................   $    725      $    394     $    250     $     128           --
 Number of units outstanding, end of period (000's) ........          6             3            2             1           --
 Total Return ..............................................      (8.06)%        5.36%       (2.68)%       28.20%          --
Momentum Plus Contracts 1.35% (b)
 Unit value, end of period .................................   $  95.74      $ 104.15     $  98.87     $  101.60           --
 Net Assets (000's) ........................................   $  1,628      $  1,666     $  1,088     $     203           --
 Number of units outstanding, end of period (000's) ........         17            16           11             2           --
 Total Return ..............................................      (8.07)%        5.34%       (2.69)%        1.60%          --
Momentum Plus Contracts 1.00% (b)
 Unit value, end of period .................................   $  96.93      $ 105.07     $  99.38     $  101.77           --
 Net Assets (000's) ........................................         --            --           --            --           --
 Number of units outstanding, end of period (000's) ........         --            --           --            --           --
 Total Return ..............................................      (7.75)%        5.73%       (2.35)%        1.77%          --
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $  97.27      $ 105.33     $  99.53     $  101.82           --
 Net Assets (000's) ........................................         --            --           --            --           --
 Number of units outstanding, end of period (000's) ........         --            --           --            --           --
 Total Return ..............................................      (7.65)%        5.83%       (2.25)%        1.82%          --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (a)
 Unit value, end of period .................................   $ 120.85      $ 131.45     $ 124.76     $  128.20    $ 115.17
 Net Assets (000's) ........................................   $ 64,292      $ 68,485     $ 80,844     $  74,484    $  28,793
 Number of units outstanding, end of period (000's) ........        532           521          648           581          250
 Total Return ..............................................      (8.06)%        5.36%       (2.68)%       11.31%       15.17%

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).

                                     FSA-86

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                              Years Ended December 31,
                                                             ----------------------------------------------------------
                                                                  2001          2000         1999        1998      1997
                                                             ------------- ------------- ----------- ------------ -----
EQ/Putnam Growth & Income Value -- (concluded)
----------------------------------------------
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  94.40      $ 102.80      $  97.68   $  100.48    --
 Net Assets (000's) ........................................   $    189      $    103      $    98           --    --
 Number of units outstanding, end of period (000's) ........          2             1            1           --    --
 Total Return ..............................................      (8.17)%        5.24%       (2.79)%       0.48%   --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  95.23      $ 103.43     $  98.04     $ 100.60    --
 Net Assets (000's) ........................................   $  3,047      $  1,758     $    294           --    --
 Number of units outstanding, end of period (000's) ........         32            17            3           --    --
 Total Return ..............................................      (7.93)%        5.50%       (2.54)%       0.60%   --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $  96.20      $ 104.17     $  98.44           --    --
 Net Assets (000's) ........................................         --      $    208     $    197           --    --
 Number of units outstanding, end of period (000's) ........         --             2            2           --    --
 Total Return ..............................................      (7.65)%        5.82%       (1.56)%         --    --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  90.25      $  97.78     $  92.44           --    --
 Net Assets (000's) ........................................   $  1,173      $    587           --           --    --
 Number of units outstanding, end of period (000's) ........         13             6           --           --    --
 Total Return ..............................................      (7.70)%        5.78%       (1.60)%         --    --
EQ/Putnam International Equity
------------------------------
Momentum Contracts 1.34% or 1.49% (d)
 Unit value, end of period .................................   $  91.82      $ 118.60     $ 137.09           --    --
 Net Assets (000's) ........................................   $    826      $    830     $    137           --    --
 Number of units outstanding, end of period (000's) ........          9             7            1           --    --
 Total Return ..............................................     (22.58)%      (13.49)%      37.09%          --    --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................   $  91.80      $ 118.59     $ 137.09           --    --
 Net Assets (000's) ........................................   $    275      $    356           --           --    --
 Number of units outstanding, end of period (000's) ........          3             3           --           --    --
 Total Return ..............................................     (22.59)%      (13.49)%      37.09%          --    --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................   $  92.57      $ 119.16     $ 137.27           --    --
 Net Assets (000's) ........................................         --            --           --           --    --
 Number of units outstanding, end of period (000's) ........         --            --           --           --    --
 Total Return ..............................................     (22.31)%      (13.19)%      37.27%          --    --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-87

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                              Years Ended December 31,
                                                             ----------------------------------------------------------
                                                                  2001         2000         1999         1998      1997
                                                             ------------- ------------ ------------ ------------ -----
EQ/Putnam International Equity -- (concluded)
---------------------------------------------
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................   $  92.80      $ 119.32    $ 137.32            --   --
 Net Assets (000's) ........................................         --            --           --           --   --
 Number of units outstanding, end of period (000's) ........         --            --           --           --   --
 Total Return ..............................................     (22.23)%     ( 13.11)%      37.32%          --   --
EQ/Putnam Investors Growth
--------------------------
Momentum Contracts 1.34% or 1.49% (d)
 Unit value, end of period .................................   $  74.11      $  99.44    $  122.57           --   --
 Net Assets (000's) ........................................   $    148      $    199    $     123           --   --
 Number of units outstanding, end of period (000's) ........          2             2            1           --   --
 Total Return ..............................................     (25.47)%      (18.87)%      22.57%          --   --
Momentum Plus Contracts 1.35% (d)
 Unit value, end of period .................................   $  74.09      $  99.43    $  122.56           --   --
 Net Assets (000's) ........................................   $    222      $    199           --           --   --
 Number of units outstanding, end of period (000's) ........          3             2           --           --   --
 Total Return ..............................................     (25.49)%      (18.87)%      22.56%          --   --
Momentum Plus Contracts 1.00% (d)
 Unit value, end of period .................................   $  74.71      $  99.91    $  122.72           --   --
 Net Assets (000's) ........................................         --            --           --           --   --
 Number of units outstanding, end of period (000's) ........         --            --           --           --   --
 Total Return ..............................................     (25.22)%      (18.59)%      22.72%          --   --
Momentum Plus Contracts 0.90% (d)
 Unit value, end of period .................................   $  74.89      $ 100.04    $  122.77           --   --
 Net Assets (000's) ........................................         --            --           --           --   --
 Number of units outstanding, end of period (000's) ........         --            --           --           --   --
 Total Return ..............................................     (25.14)%      (18.51)%      22.77%          --   --
EQ/T. Rowe Price International Stock
------------------------------------
Momentum Contracts 1.34% or 1.49% (b)
 Unit value, end of period .................................   $  88.15      $ 114.30    $  142.46     $ 109.49   --
 Net Assets (000's) ........................................   $    970      $    914    $     570     $    109   --
 Number of units outstanding, end of period (000's) ........         11             8            4            1   --
 Total Return ..............................................     (22.88)%      (19.77)%      30.11%        9.49%  --
Momentum Plus Contracts 1.35% (b)
 Unit value, end of period .................................   $  79.63      $ 103.27    $  128.72     $  98.95   --
 Net Assets (000's) ........................................   $  1,513      $  1,859    $   1,673     $    297   --
 Number of units outstanding, end of period (000's) ........         19            18           13            3   --
 Total Return ..............................................     (22.89)%      (19.77)%      30.09%       (1.05)% --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).



                                     FSA-88

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.74%, 0.90%, 0.95%, 1.00%, 1.20%, 1.34%, 1.35%, 1.40%, 1.45%, 1.49%
  annualized) excludes the effect of the expenses of the underlying fund portfolios and charges made directly to contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001         2000         1999          1998         1997
                                                             ------------- ------------ ------------ ------------- -----------
EQ/T. Rowe Price International Stock -- (concluded)
---------------------------------------------------
Momentum Plus Contracts 1.00% (b)
 Unit value, end of period .................................   $  80.62      $ 104.18     $ 129.39     $  99.11           --
 Net Assets (000's) ........................................         --            --           --           --           --
 Number of units outstanding, end of period (000's) ........         --            --           --           --           --
 Total Return ..............................................     (22.61)%      (19.48)%      30.55%        1.54%          --
Momentum Plus Contracts 0.90% (b)
 Unit value, end of period .................................   $  80.90      $ 104.44     $ 129.59     $  99.16           --
 Net Assets (000's) ........................................         --            --           --           --           --
 Number of units outstanding, end of period (000's) ........         --            --           --           --           --
 Total Return ..............................................     (22.54)%      (19.41)%      30.69%       (0.84)%         --
EQUI-VEST Series 100 through 400 Contracts 1.34%,
1.40% or 1.49% (a)
 Unit value, end of period .................................   $  88.15      $ 114.30     $ 142.46     $ 109.49      $ 97.61
 Net Assets (000's) ........................................   $ 78,982      $ 99,555     $108,982     $ 73,468      $37,775
 Number of units outstanding, end of period (000's) ........        896           871          765          671          387
 Total Return ..............................................     (22.88)%      (19.77)%      30.11%        9.49%       (2.39)%
EQUI-VEST Series 500 Contracts 1.45% (b)
 Unit value, end of period .................................   $  75.46      $  97.95     $ 122.22     $  94.04           --
 Net Assets (000's) ........................................   $     75      $     98     $    122           --           --
 Number of units outstanding, end of period (000's) ........          1             1            1           --           --
 Total Return ..............................................     (22.96)%      (19.86)%      29.97%       (5.96)%         --
EQUI-VEST Series 600 and 800 Contracts 1.20% (b)
 Unit value, end of period .................................   $  76.12      $  98.56     $ 122.67     $  94.15           --
 Net Assets (000's) ........................................   $  4,948      $  4,140     $    368           --           --
 Number of units outstanding, end of period (000's) ........         65            42            3           --           --
 Total Return ..............................................     (22.77)%      (19.65)%      30.29%       (5.85)%         --
EQUI-VEST Vantage Contracts 0.90% (c)
 Unit value, end of period .................................   $  83.75      $ 108.11     $ 134.15           --           --
 Net Assets (000's) ........................................         --      $    432     $    268           --           --
 Number of units outstanding, end of period (000's) ........         --             4            2           --           --
 Total Return ..............................................     (22.53)%      (19.41)%      34.15%          --           --
EQUI-VEST Express Series 700 Contracts 0.95% (e)
 Unit value, end of period .................................   $  77.28      $  99.81     $ 123.90           --           --
 Net Assets (000's) ........................................   $  6,569      $  4,292     $    372           --           --
 Number of units outstanding, end of period (000's) ........         85            43            3           --           --
 Total Return ..............................................     (22.57)%      (19.44)%      23.90%          --           --

----------

   (a) Units were made available for sale on May 1, 1997.
   (b) Units were made available for sale on July 13, 1998.
   (c) Units were made available for sale on January 30, 1999.
   (d) Units were made available for sale on August 30, 1999.
   (e) Units were made available for sale on October 6, 1999.
   (f) Units were made available for sale on August 20, 1997.
   (g) Units were made available for sale on January 1, 1997.
   (h) Units were made available for sale on May 22, 2000.
   (i) Units were made available for sale on September 22, 2000.
   (j) Units were made available for sale on October 22, 2001.
   (k) A substitution of the BT Equity 500 Index Portfolio for EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
   (l) A substitution of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for the EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
   (m) A substitution of the T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).


                                     FSA-89

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2001


9. Investment Income Ratio

Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.



                                                                               Years Ended December 31,
                                                            --------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                            ----------   ----------   ----------   ----------   ----------
 EQ/Aggressive Stock ....................................   0.48%         0.35%        0.30%        0.43%       0.15%
 EQ/Alliance Common Stock ...............................   2.35%         0.61%        0.59%        0.61%       0.55%
 EQ/Alliance Global .....................................     --          0.17%        0.09%        1.16%       2.05%
 EQ/Alliance Growth and Income ..........................   0.99%         0.91%        0.27%        0.33%       1.01%
 EQ/Alliance Growth Investors ...........................   1.90%         1.81%        1.60%        2.01%       2.53%
 EQ/Alliance High Yield .................................   9.64%         9.92%       10.52%       10.77%       9.73%
 EQ/Alliance Intermediate Government Securities .........   4.91%         5.64%        5.15%        5.15%       5.45%
 EQ/Alliance International ..............................   1.61%         0.46%          --         1.81%       2.91%
 EQ/Alliance Money Market ...............................   3.78%         5.20%        4.67%        4.77%       5.02%
 EQ/Alliance Premier Growth .............................   0.01%         0.82%        0.80%          --          --
 EQ/Alliance Quality Bond ...............................   6.63%         6.24%        5.27%        5.60%       6.19%
 EQ/Alliance Small Cap Growth ...........................   1.04%           --           --         0.02%       0.05%
 EQ/Alliance Technology .................................   0.01%           --           --           --          --
 EQ/AXP New Dimensions ..................................   0.21%         0.39%          --           --          --
 EQ/AXP Strategy Aggressive .............................     --          0.34%          --           --          --
 EQ/Balanced ............................................   2.61%         3.14%        2.75%        2.63%       3.30%
 EQ/Bernstein Diversified Value .........................   1.37%         1.39%          --           --          --
 EQ/Calvert Socially Responsible ........................   2.86%         6.60%        1.61%          --          --
 EQ/Capital Guardian International ......................   1.93%         0.43%          --           --          --
 EQ/Capital Guardian Research ...........................   0.27%         2.11%        0.50%          --          --
 EQ/Capital Guardian US Equity ..........................   0.41%         2.41%        1.27%          --          --
 EQ/Emerging Markets Equity .............................     --          7.62%        1.78%        0.40%       0.81%
 EQ/Equity 500 Index ....................................   1.00%         0.66%        1.05%        1.15%       1.49%
 EQ/Evergreen Omega .....................................   0.01%         0.36%        1.29%          --          --
 EQ/FI Mid Cap ..........................................   0.23%         0.41%          --           --          --
 EQ/FI Small/Mid Cap Value ..............................   0.75%         0.95%        0.17%        0.48%       1.40%
 EQ/Janus Large Cap Growth ..............................   0.01%         0.32%          --           --          --
 EQ/Lazard Small Cap Value ..............................   6.38%         4.22%        2.15%          --          --
 EQ/Marsico Focus .......................................     --            --           --           --          --
 EQ/Mercury Basic Value Equity ..........................   3.87%         5.30%        7.56%        5.96%       2.44%
 EQ/MFS Emerging Growth Companies .......................   0.02%         2.04%        2.88%          --        6.27%
 EQ/MFS Investors Trust .................................   0.43%         0.50%        0.90%          --          --
 EQ/MFS Research ........................................   0.10%         0.91%        2.85%        0.38%       2.59%
 EQ/Putnam Growth & Income Value ........................   0.92%         0.93%        7.46%        2.19%       2.15%
 EQ/Putnam International Equity .........................   0.72%        12.29%       13.23%          --          --
 EQ/Putnam Investors Growth .............................     --          1.87%        3.76%          --          --
 EQ/T. Rowe Price International Stock ...................   0.19%         0.03%        1.72%        1.02%       0.03%


                                     FSA-90

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 6, 2002, except as to Note 15, for which the date is February 28, 2002

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                DECEMBER 31  December 31,
                                                                   2001         2000
                                                                ------------ ------------
                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value .............   $   23,265.9   $   20,659.4
    Held to maturity, at amortized cost .....................           --            204.6
  Mortgage loans on real estate .............................        4,333.3        4,712.6
  Equity real estate ........................................          875.7        1,017.8
  Policy loans ..............................................        4,100.7        4,034.6
  Other equity investments ..................................          756.6        2,427.2
  Other invested assets .....................................          738.2          765.8
                                                                ------------   ------------
      Total investments .....................................       34,070.4       33,822.0
Cash and cash equivalents ...................................          627.8        2,116.8
Cash and securities segregated, at estimated fair value .....        1,415.2        1,306.3
Broker-dealer related receivables ...........................        1,950.9        1,900.3
Deferred policy acquisition costs ...........................        5,513.7        5,128.8
Intangible assets, net ......................................        3,370.2        3,525.8
Amounts due from reinsurers .................................        2,233.7        2,097.9
Loans to affiliates .........................................          400.0           --
Other assets ................................................        3,754.1        3,787.4
Separate Accounts assets ....................................       46,947.3       51,705.9
                                                                ------------   ------------

TOTAL ASSETS ................................................   $  100,283.3   $  105,391.2
                                                                ============   ============

LIABILITIES
Policyholders' account balances .............................   $   20,939.1   $   20,445.8
Future policy benefits and other policyholders liabilities ..       13,539.4       13,432.1
Broker-dealer related payables ..............................        1,260.7        1,283.0
Customers related payables ..................................        1,814.5        1,636.9
Amounts due to reinsurers ...................................          798.5          730.3
Short-term and long-term debt ...............................        1,475.5        1,630.2
Federal income taxes payable ................................        1,885.0        2,003.3
Other liabilities ...........................................        1,702.0        1,650.7
Separate Accounts liabilities ...............................       46,875.5       51,632.1
Minority interest in equity of consolidated subsidiaries ....        1,776.0        1,820.4
Minority interest subject to redemption rights ..............          651.4          681.1
                                                                ------------   ------------
      Total liabilities .....................................       92,717.6       96,945.9
                                                                ------------   ------------

Commitments and contingencies (Notes 11, 13, 14, 15, 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding ....................................            2.5            2.5
Capital in excess of par value ..............................        4,694.6        4,723.8
Retained earnings ...........................................        2,653.2        3,706.2
Accumulated other comprehensive income ......................          215.4           12.8
                                                                ------------   ------------
      Total shareholder's equity ............................        7,565.7        8,445.3
                                                                ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..................   $  100,283.3   $  105,391.2
                                                                ============   ============

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    2001          2000          1999
                                                                 ----------    ----------    ----------
                                                                             (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income .....................................................   $  1,342.3    $  1,413.3    $  1,257.5
Premiums .....................................................      1,019.9       1,175.0       1,177.1
Net investment income ........................................      2,404.3       2,751.9       2,815.1
Gain on sale of equity investee ..............................         --         1,962.0          --
Investment losses, net .......................................       (207.3)       (791.8)       (108.2)
Commissions, fees and other income ...........................      3,108.5       2,730.8       2,178.2
                                                                 ----------    ----------    ----------
      Total revenues .........................................      7,667.7       9,241.2       7,319.7
                                                                 ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ......................................      1,886.9       2,060.3       2,048.6
Interest credited to policyholders' account balances .........        981.7       1,048.5       1,092.8
Compensation and benefits ....................................      1,221.1         809.0       1,020.1
Commissions ..................................................        742.1         779.3         528.7
Distribution plan payments ...................................        488.0         476.0         346.6
Amortization of deferred sales commissions ...................        230.8         219.7         163.9
Interest expense .............................................        102.6         116.3          93.0
Amortization of deferred policy acquisition costs ............        287.9         309.0         380.0
Capitalization of deferred policy acquisition costs ..........       (746.4)       (778.1)       (709.8)
Writedown of deferred policy acquisition costs ...............         --            --           131.7
Rent expense .................................................        156.2         120.1         113.9
Amortization of intangible assets, net .......................        178.2          65.0           4.9
Expenses related to AXA's minority interest acquisition ......         --           493.9          --
Other operating costs and expenses ...........................        845.7         936.7         795.4
                                                                 ----------    ----------    ----------
      Total benefits and other deductions ....................      6,374.8       6,655.7       6,009.8
                                                                 ----------    ----------    ----------

Earnings from continuing operations before Federal
  income taxes and minority interest .........................      1,292.9       2,585.5       1,309.9
Federal income tax expense ...................................       (316.2)       (958.3)       (332.0)
Minority interest in net income of consolidated subsidiaries .       (370.1)       (330.3)       (199.4)
                                                                 ----------    ----------    ----------

Earnings from continuing operations ..........................        606.6       1,296.9         778.5
Earnings from discontinued operations, net of Federal
    income taxes .............................................         43.9          58.6          28.1
Cumulative effect of accounting change, net of Federal
    income taxes .............................................         (3.5)         --            --
                                                                 ----------    ----------    ----------
Net Earnings .................................................   $    647.0    $  1,355.5    $    806.6
                                                                 ==========    ==========    ==========


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  2001          2000          1999
                                                               ----------    ----------    ----------
                                                                            (IN MILLIONS)
Common stock, at par value, beginning and end of year ......   $      2.5    $      2.5    $      2.5
                                                               ----------    ----------    ----------

Capital in excess of par value, beginning of year ..........      4,723.8       3,557.2       3,110.2
(Decrease) increase in additional paid in capital in
  excess of par value ......................................        (29.2)      1,166.6         447.0
                                                               ----------    ----------    ----------
Capital in excess of par value, end of year ................      4,694.6       4,723.8       3,557.2
                                                               ----------    ----------    ----------

Retained earnings, beginning of year .......................      3,706.2       2,600.7       1,944.1
Net earnings ...............................................        647.0       1,355.5         806.6
Shareholder dividends paid .................................     (1,700.0)       (250.0)       (150.0)
                                                               ----------    ----------    ----------
Retained earnings, end of year .............................      2,653.2       3,706.2       2,600.7
                                                               ----------    ----------    ----------

Accumulated other comprehensive income (loss),
  beginning of year ........................................         12.8        (392.9)        355.8
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
Accumulated other comprehensive income (loss), end of year .        215.4          12.8        (392.9)
                                                               ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................   $  7,565.7    $  8,445.3    $  5,767.5
                                                               ==========    ==========    ==========

COMPREHENSIVE INCOME
Net earnings ...............................................   $    647.0    $  1,355.5    $    806.6
                                                               ----------    ----------    ----------
Change in unrealized gains (losses), net of reclassification
   adjustments .............................................        202.6         405.7        (776.9)
Minimum pension liability adjustment .......................         --            --            28.2
                                                               ----------    ----------    ----------
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
COMPREHENSIVE INCOME .......................................   $    849.6    $  1,761.2    $     57.9
                                                               ==========    ==========    ==========












                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                               2001          2000          1999
                                                                           -----------    ----------    -----------
                                                                                        (IN MILLIONS)

Net earnings .........................................................     $     647.0    $  1,355.5    $     806.6
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............           981.7       1,048.5        1,092.8
  Universal life and investment-type product
    policy fee income ................................................        (1,342.3)     (1,413.3)      (1,257.5)
  Net change in broker-dealer and customer related
    receivables/payables .............................................           181.0        (422.9)        (119.9)
  Gain on sale of equity investee ....................................            --        (1,962.0)          --
  Investment losses, net .............................................           207.3         791.8          108.2
  Expenses related to AXA's minority interest acquisition ............            --           493.9           --
  Change in deferred policy acquisition costs ........................          (456.5)       (462.4)        (195.2)
  Change in future policy benefits ...................................           (15.1)       (825.6)          23.8
  Change in property and equipment ...................................          (228.5)       (321.0)        (256.3)
  Change in Federal income tax payable ...............................          (231.5)      2,100.2          134.8
  Purchase of segregated cash and securities, net ....................          (108.8)       (610.4)          --
  Other, net .........................................................           485.4         289.3           18.7
                                                                           -----------    ----------    -----------

Net cash provided by operating activities ............................           119.7          61.6          356.0
                                                                           -----------    ----------    -----------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,454.6       2,525.3        2,512.3
  Sales ..............................................................         9,285.2       8,069.2        7,729.5
  Purchases ..........................................................       (11,833.9)     (9,660.0)     (11,439.5)
  Decrease (increase) in short-term investments ......................           159.6         141.5         (182.0)
  Sale of equity investee ............................................            --         1,580.6           --
  Subsidiary acquisition .............................................            --        (1,480.0)          --
  Loans to affiliates ................................................          (400.0)         --             --
  Other, net .........................................................           (79.4)       (162.1)         (94.0)
                                                                           -----------    ----------    -----------

Net cash (used) provided by investing activities .....................          (413.9)      1,014.5       (1,473.7)
                                                                           -----------    ----------    -----------

Cash flows from financing activities: Policyholders' account balances:
    Deposits .........................................................         3,198.8       2,695.6        2,403.3
    Withdrawals and transfers to Separate Accounts ...................        (2,458.1)     (3,941.8)      (1,818.7)
  Net (decrease) increase in short-term financings ...................          (552.8)        225.2          378.2
  Additions to long-term debt ........................................           398.1            .3             .2
  Shareholder dividends paid .........................................        (1,700.0)       (250.0)        (150.0)
  Proceeds from newly issued Alliance units ..........................            --         1,600.0           --
  Other, net .........................................................           (80.8)         15.6         (183.6)
                                                                           -----------    ----------    -----------

Net cash (used) provided by financing activities .....................        (1,194.8)        344.9          629.4
                                                                           -----------    ----------    -----------

Change in cash and cash equivalents ..................................        (1,489.0)      1,421.0         (488.3)
Cash and cash equivalents, beginning of year .........................         2,116.8         695.8        1,184.1
                                                                           -----------    ----------    -----------

Cash and Cash Equivalents, End of Year ...............................     $     627.8    $  2,116.8    $     695.8
                                                                           ===========    ==========    ===========

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                    CONTINUED

                                         2001       2000       1999
                                       --------   --------   --------
                                                (IN MILLIONS)
Supplemental cash flow information
  Interest Paid ..................     $   82.1   $   97.0   $   92.2
                                       ========   ========   ========
  Income Taxes Paid ..............     $  524.2   $  358.2   $  116.5
                                       ========   ========   ========



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)      ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and
        40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.2% at December 31, 2001, and together with the Holding Company's economic interest in Alliance exceeds 50%. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for Alliance Units.

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

        Effective January 1, 2002, AXA Client Solutions, LLC ("AXA Client Solutions"), a wholly owned subsidiary of the Holding Company, transferred to the Holding Company all of the outstanding equity in Equitable Life and AXA Distribution. Accordingly, those two companies are now direct, wholly owned subsidiaries of the Holding Company.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

        All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2001," "2000" and "1999" refer to the years ended December 31, 2001, 2000 and 1999, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

        Closed Block

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2001 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2001 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements

        On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provisions of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operation or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

        The Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation. Prior period reclassifications have been made to include Closed Block assets, liabilities, revenues and expenses on a line-by-line basis as required by SOP 00-3.

        SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 is effective for transfers after March 31, 2001 and is principally applied prospectively. During 2001, no significant transactions were impacted by SFAS No. 140.

        In June 2001, the FASB issued SFAS No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using only the purchase method. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be tested for impairment. Other intangible assets will continue to be amortized over their useful lives and periodically tested for recoverability. Adoption of SFAS No. 142 is required as of January 1, 2002, at which time the amortization of goodwill ceases. Amortization of goodwill and other intangible assets for 2001 was approximately $95.9 million, net of minority interest of $82.3 million, of which $84.7 million, net of minority interest of $72.4 million, related to goodwill. Impairment losses for goodwill and indefinite-lived intangible assets that result from initial application of SFAS No. 142 will be reported as the cumulative effect of a change in accounting principle. Management's preliminary analysis suggests that no impairment of goodwill should result upon adoption of SFAS No. 142. Management will be formally assessing the impairment aspect of implementation of SFAS No. 142 during 2002. SFAS No. 144, effective beginning in first quarter 2002, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", except for the removal of goodwill from its scope and inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 144 will have no effect on the net earnings of the Company upon its adoption on January 1, 2002.

        Investments

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. Those fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses), net ("investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield, excluding policy loans, was 8.0% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        Equitable Life issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. Equitable Life also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder upon annuitization after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity that may be in excess of what the contract account value can purchase at current annuity purchase rates. Equitable Life bears the risk that a protracted significant downturn in the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Equitable Life partially reinsures its exposure to the GMDB liability and reinsures approximately 80.0% of its liability exposure resulting from the GMIB feature. GAAP prohibits the recording of reserves for the potential benefit payments resulting from these features.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.37% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $104.2 million and $120.3 million at December 31, 2001 and 2000, respectively. At December

        31, 2001 and 2000, respectively, $1,101.8 million and $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see
        Note 11). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                        2001       2000       1999
                                                      -------    --------   --------
                                                              (IN MILLIONS)
        Incurred benefits related to current year     $  44.0    $   56.1   $  150.7
        Incurred benefits related to prior years.       (10.6)       15.0       64.7
                                                      -------    --------   --------
        Total Incurred Benefits .................     $  33.4    $   71.1   $  215.4
                                                      =======    ========   ========

        Benefits paid related to current year ...     $  10.7    $   14.8   $   28.9
        Benefits paid related to prior years ....        38.8       106.0      189.8
                                                      -------    --------   --------
        Total Benefits Paid .....................     $  49.5    $  120.8   $  218.7
                                                      =======    ========   ========

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2001, participating policies, including those in the Closed Block, represent approximately 19.0% ($38.5 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2001, 2000 and 1999, investment results of such Separate Accounts were (losses) gains of $(2,214.4) million, $8,051.7 million and $6,045.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses

        Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which Sanford C. Bernstein & Co., LLC ("SCB"), a wholly owned subsidiary of Alliance, acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges received from shareholders of those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2001 and 2000, respectively, deferred sales commissions totaled $648.2 million and $715.7 million and are included within Other assets.

        Other Accounting Policies

        In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.42 billion have been segregated in a special reserve bank custody account at December 31, 2001 for the exclusive benefit of securities broker dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121. If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period ending October 2002 by allowing the 40.8 million Alliance Units to be sold to the Holding Company at the prevailing market price over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)      INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS       GROSS
                                                     AMORTIZED   UNREALIZED  UNREALIZED   ESTIMATED
                                                       COST        GAINS      LOSSES     FAIR VALUE
                                                    -----------   --------   --------    -----------
                                                                      (IN MILLIONS)
        DECEMBER 31, 2001
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  18,582.9   $  663.5   $  291.7   $  18,954.7
            Mortgage-backed ...................         2,428.7       39.1        5.5       2,462.3
            U.S. Treasury, government and
              agency securities ...............         1,113.5       62.3        1.5       1,174.3
            States and political subdivisions .           138.9        6.8        1.3         144.4
            Foreign governments ...............           143.1       15.6        1.0         157.7
            Redeemable preferred stock ........           379.6       16.5       23.6         372.5
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  22,786.7   $  803.8   $  324.6   $  23,265.9
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      54.9   $    5.8   $    1.6   $      59.1
          Trading securities ..................             4.9         .9        3.4           2.4
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $      59.8   $    6.7   $    5.0   $      61.5
                                                    ===========   ========   ========   ===========


        December 31, 2000
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  16,447.6   $  328.1   $  363.8   $  16,411.9
            Mortgage-backed ...................         2,304.5       20.2        7.8       2,316.9
            U.S. Treasury, government and
              agency securities ...............         1,226.4       51.3         .4       1,277.3
            States and political subdivisions .           125.4        4.8        1.1         129.1
            Foreign governments ...............           191.4       17.8        5.3         203.9
            Redeemable preferred stock ........           315.7       13.5        8.9         320.3
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  20,611.0   $  435.7   $  387.3   $  20,659.4
                                                    ===========   ========   ========   ===========

          Held to Maturity:  Corporate ........     $     204.6   $    6.0   $     .1   $     210.5
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      31.4   $    2.2   $    4.6   $      29.0
          Trading securities ..................         1,607.1        2.5       46.3       1,563.3
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $   1,638.5   $    4.7   $   50.9   $   1,592.3
                                                    ===========   ========   ========   ===========


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value having an amortized cost of $5,368.3 million and $5,079.7 million, respectively, had estimated fair values of $5,453.8 million and $5,093.3 million, respectively.

        The contractual maturity of bonds at December 31, 2001 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)
        Due in one year or less................................................  $      369.0       $      371.3
        Due in years two through five..........................................       4,844.7            4,993.8
        Due in years six through ten...........................................       8,263.3            8,422.1
        Due after ten years....................................................       6,501.4            6,643.9
        Mortgage-backed securities.............................................       2,428.7            2,462.3
                                                                                 ------------       ------------
        Total..................................................................  $   22,407.1       $   22,893.4
                                                                                 ============       ============


        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2001, approximately 7.9% of the $22,407.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2001 and 2000 were $695.2 million and $834.7 million, respectively.

        At December 31, 2001, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $170.1 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $31.5 million and $116.9 million at December 31, 2001 and 2000, respectively. Gross interest income on these loans included in net investment income aggregated $3.2 million, $9.7 million and $10.3 million in 2001, 2000 and 1999, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.2 million, $11.0 million and $11.7 million in 2001, 2000 and 1999, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:


                                                                                         DECEMBER 31,
                                                                             --------------       --------------
                                                                                   2001                 2000
                                                                             --------------       --------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......  $        114.2       $        170.9
        Impaired mortgage loans without investment valuation allowances....            30.6                  5.8
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................           144.8                176.7
        Investment valuation allowances....................................           (19.2)               (45.7)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $        125.6       $        131.0
                                                                             ==============       ==============

        During 2001, 2000 and 1999, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $169.8 million and $178.8 million. Interest income recognized on these impaired mortgage loans totaled $7.2 million, $12.4 million and $15.3 million ($.4 million, $.5 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2001 and 2000, the carrying value of equity real estate held for sale amounted to $216.6 million and $587.0 million, respectively. For 2001, 2000 and 1999, respectively, real estate of $64.8 million, $21.6 million and $20.5 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned $376.5 million and $364.2 million, respectively, of real estate acquired in satisfaction of debt of which $11.1 million and $21.3 million, respectively, are held as real estate joint ventures.

        Accumulated depreciation on real estate was $160.3 million and $209.9 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate totaled $16.1 million, $21.7 million and $22.5 million for 2001, 2000 and 1999, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:


                                                                          2001               2000                1999
                                                                     -------------       ------------       ------------
                                                                                         (IN MILLIONS)
                Balances, beginning of year........................  $       126.2       $      177.9       $      257.2
                Additions charged to income........................           40.0               68.2               83.1
                Deductions for writedowns and
                  asset dispositions...............................          (78.6)            (119.9)            (162.4)
                                                                     -------------       ------------       ------------
                Balances, End of Year..............................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

                Balances, end of year comprise:
                  Mortgage loans on real estate....................  $        19.3       $       50.5       $       32.1
                  Equity real estate...............................           68.3               75.7              145.8
                                                                     -------------       ------------       ------------
                Total..............................................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

4)      JOINT VENTURES AND PARTNERSHIPS

        Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures and in limited partnership interests accounted for under the equity method with a total carrying value of $883.9 million and $1,037.2 million, respectively, at December 31, 2001 and 2000. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(37.4) million, $242.2 million and $89.1 million, respectively, for 2001, 2000 and 1999.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (10 and 14 individual ventures at December 31, 2001 and 2000, respectively) and the Company's carrying value and equity in net (losses) earnings for those real estate joint ventures and limited partnership interests:


                                                                              DECEMBER 31,
                                                                          --------   --------
                                                                            2001       2000
                                                                          --------   --------
                                                                             (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost .............     $  570.5   $  657.7
        Investments in securities, generally at estimated fair value         255.7      226.6
        Cash and cash equivalents ...................................         23.7       34.5
        Other assets ................................................         39.4       63.5
                                                                          --------   --------
        Total Assets ................................................     $  889.3   $  982.3
                                                                          ========   ========

        Borrowed funds - third party ................................     $  269.6   $   53.8
        Borrowed funds - the Company ................................         --         12.9
        Other liabilities ...........................................         20.3       22.5
                                                                          --------   --------
        Total liabilities ...........................................        289.9       89.2
                                                                          --------   --------

        Partners' capital ...........................................        599.4      893.1
                                                                          --------   --------
        Total Liabilities and Partners' Capital .....................     $  889.3   $  982.3
                                                                          ========   ========

        The Company's carrying value in these entities included above     $  188.2   $  214.6
                                                                          ========   ========



                                                              2001       2000        1999
                                                            -------    --------    --------
                                                                     (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ........     $  95.6    $  147.6    $  180.5
        Revenues of other limited partnership interests        29.8        16.5        85.0
        Interest expense - third party ................       (11.5)      (17.0)      (26.6)
        Interest expense - the Company ................         (.7)       (2.0)       (2.5)
        Other expenses ................................       (58.2)      (88.0)     (133.0)
                                                            -------    --------    --------
        Net Earnings ..................................     $  55.0    $   57.1    $  103.4
                                                            =======    ========    ========

        The Company's equity in net earnings of these
          entities included above .....................     $  13.2    $   17.8    $    9.5
                                                            =======    ========    ========

5)      NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                             2001          2000          1999
                                          ----------    ----------    ----------
                                                      (IN MILLIONS)
        Fixed maturities ............     $  1,662.4    $  1,761.8    $  1,811.8
        Mortgage loans on real estate          361.6         387.1         398.7
        Equity real estate ..........          166.2         207.2         271.5
        Other equity investments ....          (50.4)        138.2         168.4
        Policy loans ................          268.2         258.3         246.8
        Other investment income .....          213.4         208.2         166.4
                                          ----------    ----------    ----------

          Gross investment income ...        2,621.4       2,960.8       3,063.6
          Investment expenses .......         (217.1)       (208.9)       (248.5)
                                          ----------    ----------    ----------

        Net Investment Income .......     $  2,404.3    $  2,751.9    $  2,815.1
                                          ==========    ==========    ==========

        Investment (losses) gains including changes in the valuation allowances follow:

                                                     2001        2000        1999
                                                   --------    --------    --------
                                                             (IN MILLIONS)

        Fixed maturities .....................     $ (225.2)   $ (795.0)   $ (294.9)
        Mortgage loans on real estate ........        (11.4)      (18.0)       (1.9)
        Equity real estate ...................         34.5         1.6       (15.8)
        Other equity investments .............        (13.0)      (23.4)       92.9
        Issuance and sales of Alliance Units .         (2.3)        3.9         5.5
        Issuance and sales of DLJ common stock         --          38.8       106.0
        Other ................................         10.1          .3        --
                                                   --------    --------    --------
         Investment Losses, Net ..............     $ (207.3)   $ (791.8)   $ (108.2)
                                                   ========    ========    ========



        Writedowns of fixed maturities amounted to $287.5 million, $635.5 million and $226.5 million for 2001, 2000 and 1999, respectively, including $499.2 million in fourth quarter 2000.

        For 2001, 2000 and 1999, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,372.3 million, $7,685.5 million and $7,782.7 million. Gross gains of $156.2 million, $79.7 million and $76.2 million and gross losses of $115.9 million, $220.9 million and $220.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2001, 2000 and 1999 amounted to $429.5 million, $954.5 million and $(1,668.8)
        million, respectively.

        In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $25.0 million and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $2.4 million and $1,563.3 million and costs of $4.9 million and $1,607.1 million at December 31, 2001 and 2000, respectively.

        For 2001, 2000 and 1999, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $96.7 million, $110.6 million and $131.5 million, respectively.

        Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:


                                                                  2001        2000        1999
                                                                --------    --------    ----------
                                                                         (IN MILLIONS)

        Balance, beginning of year ........................     $   12.9    $ (392.8)   $    384.1
        Changes in unrealized investment (losses) gains ...        436.0       979.7      (1,821.3)
        Changes in unrealized investment losses (gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (48.6)      (18.3)         25.0
            DAC ...........................................        (71.6)     (262.1)        493.1
            Deferred Federal income taxes .................       (113.2)     (293.6)        526.3
                                                                --------    --------    ----------
        Balance, End of Year ..............................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities ..............................     $  496.0    $   65.9    $   (904.6)
            Other equity investments ......................          4.3        (2.3)        (22.2)
            Other .........................................         (1.9)       (1.2)          9.4
                                                                --------    --------    ----------
              Total .......................................        498.4        62.4        (917.4)
          Amounts of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (63.9)      (15.3)          3.0
              DAC .........................................        (99.9)      (28.3)        233.8
              Deferred Federal income taxes ...............       (119.1)       (5.9)        287.8
                                                                --------    --------    ----------
        Total .............................................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========


        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)

        Unrealized gains (losses) on investments .......................    $   215.5    $    12.9    $   (392.8)
        Minimum pension liability ......................................          (.1)         (.1)          (.1)
                                                                            ---------    ---------    ----------
        Total Accumulated Other

          Comprehensive Income (Loss) ..................................    $   215.4    $    12.8    $   (392.9)
                                                                            =========    =========    ==========




        The components of other comprehensive income (loss) for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)
        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period ..................................................   $   525.2    $   191.0    $ (1,625.6)
          (Gains) losses reclassified into net earnings
            during the period ...........................................       (89.2)       788.7        (195.7)
                                                                            ---------    ---------    ----------
        Net unrealized gains (losses) on investments ....................       436.0        979.7      (1,821.3)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes .......................      (233.4)      (574.0)      1,044.4
                                                                            ---------    ---------    ----------

        Change in unrealized gains (losses), net of
            adjustments .................................................       202.6        405.7        (776.9)
        Change in minimum pension liability .............................        --           --            28.2
                                                                            ---------    ---------    ----------

        Total Other Comprehensive Income (Loss) .........................   $   202.6    $   405.7    $   (748.7)
                                                                            =========    =========    ==========

7)      CLOSED BLOCK

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Summarized financial information for the Closed Block is as follows:

                                                                         DECEMBER 31,  December 31,
                                                                             2001         2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances
           and other ................................................     $  9,049.9   $  9,026.4
        Other liabilities ...........................................           53.6         35.6
                                                                          ----------   ----------
        Total Closed Block liabilities ..............................        9,103.5      9,062.0
                                                                          ----------   ----------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
        (amortized
          cost of $4,600.4 and $4,373.5) ............................        4,705.7      4,408.0
        Mortgage loans on real estate ...............................        1,514.4      1,581.8
        Policy loans ................................................        1,504.4      1,557.7
        Cash and other invested assets ..............................          141.0        174.7
        Other assets ................................................          214.7        238.9
                                                                          ----------   ----------
         Total assets designated to the Closed Block ................        8,080.2      7,961.1
                                                                          ----------   ----------


        Excess of Closed Block liabilities over assets designated to
           the Closed Block .........................................        1,023.3      1,100.9
        Amounts included in accumulated other comprehensive income:
             Net unrealized investment gains, net of deferred Federal
               income tax of $20.4 and $12.2 ........................           37.8         22.7
                                                                          ----------   ----------


        Maximum Future Earnings To Be Recognized From Closed Block

           Assets and Liabilities ...................................     $  1,061.1   $  1,123.6
                                                                           ==========   ==========

        Closed Block revenues and expenses were as follows:

                                                        2001          2000          1999
                                                     ----------    ----------    ----------
                                                                 (IN MILLIONS)

        REVENUES:
        Premiums and other income ..............     $    571.5    $    594.7    $    619.1
        Investment income (net of investment
        expenses of $3.0, $8.1, and $15.8) .....          583.5         578.7         574.2
        Investment losses, net .................          (42.3)        (35.8)        (11.3)
                                                     ----------    ----------    ----------
        Total revenues .........................        1,112.7       1,137.6       1,182.0
                                                     ----------    ----------    ----------

        BENEFITS AND
        OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ..        1,009.3       1,025.2       1,024.7
        Other operating costs and expenses .....            4.7           5.2           5.5
                                                     ----------    ----------    ----------
        Total benefits and other deductions ....        1,014.0       1,030.4       1,030.2
                                                     ----------    ----------    ----------

        Net revenues before Federal income taxes           98.7         107.2         151.8
        Federal income taxes ...................          (36.2)        (38.2)        (60.3)
                                                     ----------    ----------    ----------
        Net Revenues ...........................     $     62.5    $     69.0    $     91.5
                                                     ==========    ==========    ==========

        Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                DECEMBER 31,
                                                                            ------------------
                                                                              2001       2000
                                                                            -------    -------
                                                                               (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances ..     $  26.7    $  26.7
        Impaired mortgage loans without investment valuation allowances         6.5        4.0
                                                                            -------    -------
        Recorded investment in impaired mortgages .....................        33.2       30.7
        Investment valuation allowances ...............................        (5.8)      (8.7)
                                                                            -------    -------
        Net Impaired Mortgage Loans ...................................     $  27.4    $  22.0
                                                                            =======    =======

        During 2001, 2000 and 1999, the Closed Block's average recorded investment in impaired mortgage loans was $30.8 million, $31.0 million and $37.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.2 million, $2.0 million and $3.3 million ($.1 million, $.1 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        Valuation allowances amounted to $5.7 million and $9.1 million on mortgage loans on real estate and $9.8 million and $17.2 million on equity real estate at December 31, 2001 and 2000, respectively. Writedowns of fixed maturities amounted to $30.8 million and $27.7 million for 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:


                                                                                 DECEMBER 31,
                                                                          -----------------------
                                                                             2001        2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        BALANCE SHEETS
        Mortgage loans on real estate ...............................     $    160.3   $    330.9
        Equity real estate ..........................................          252.0        350.9
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $542.9 and $321.5) .....................          559.6        336.5
        Other equity investments ....................................           22.3         43.1
        Other invested assets .......................................             .4          1.9
                                                                          ----------   ----------
          Total investments .........................................          994.6      1,063.3
        Cash and cash equivalents ...................................           41.1         84.3
        Other assets ................................................          152.6        148.8
                                                                          ----------   ----------
        Total Assets ................................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

        Policyholders liabilities ...................................     $    932.9   $    966.8
        Allowance for future losses .................................          139.9        159.8
        Other liabilities ...........................................          115.5        169.8
                                                                          ----------   ----------
        Total Liabilities ...........................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

                                                               2001       2000        1999
                                                            --------    --------    --------
                                                                      (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $25.3, $37.0 and $49.3) .........     $   91.6    $  102.2    $   98.7
        Investment gains (losses), net ................         33.6        (6.6)      (13.4)
        Policy fees, premiums and other income ........           .2          .7          .2
                                                            --------    --------    --------
        Total revenues ................................        125.4        96.3        85.5

        Benefits and other deductions .................        100.7       106.9       104.8
        Earnings credited (losses charged) to allowance
          for future losses ...........................         24.7       (10.6)      (19.3)
                                                            --------    --------    --------
        Pre-tax loss from operations ..................         --          --          --
        Pre-tax earnings from releasing the allowance
          for future losses ...........................         46.1        90.2        43.3
        Federal income tax expense ....................         (2.3)      (31.6)      (15.2)
                                                            --------    --------    --------
        Earnings from
          Discontinued Operations .....................     $   43.8    $   58.6    $   28.1
                                                            ========    ========    ========

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Valuation allowances of $4.8 million and $2.9 million on mortgage loans on real estate and $5.0 million and $11.4 million on equity real estate were held at December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, discontinued operations' average recorded investment in impaired mortgage loans was $32.2 million, $11.3 million and $13.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $.9 million and $1.7 million ($1.0 million, $.5 million and $.0 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        At December 31, 2001 and 2000, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $7.4 million and $4.5 million, respectively.

        In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                   DECEMBER 31,
                                                             -----------------------
                                                                2001         2000
                                                             ----------   ----------
                                                                   (IN MILLIONS)
        Short-term debt ................................     $    229.6   $    782.2
                                                             ----------   ----------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, due 2005 ...............          399.7        399.6
          Surplus notes, 7.70%, due 2015 ...............          199.7        199.7
          Other ........................................             .2           .4
                                                             ----------   ----------

              Total Equitable Life .....................          599.6        599.7
                                                             ----------   ----------

        Alliance:
          Senior Notes, 5.625%, due 2006 ...............          398.0       --
                                                             ----------   ----------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017          248.3        248.3
                                                             ----------   ----------
        Total long-term debt ...........................        1,245.9        848.0
                                                             ----------   ----------

        Total Short-term and Long-term Debt ............     $  1,475.5   $  1,630.2
                                                             ==========   ==========

        Short-term Debt

        Equitable Life has a $350.0 million 5-year bank credit facility and a $250.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 2.09% to 4.75%. There were no amounts outstanding under these credit facilities at December 31, 2001.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $600.0 million bank credit facilities. At December 31, 2001, there were no amounts outstanding under this program.

        Equitable Life has an $18.4 million line of credit available relating to reinsurance of which no amounts were outstanding at December 31, 2001.

        During 1998, Alliance increased its commercial paper program to $425.0 million and entered into a $425.0 million five-year revolving credit facility with a group of commercial banks to provide back-up liquidity for the commercial paper program. Under the credit facility, the interest rate, at the option of the borrower, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. Borrowings under the credit facility and the commercial paper program may not exceed $425.0 million in the aggregate. In July 1999, Alliance entered into a $200.0 million three-year revolving credit facility with a group of commercial banks. During October 2000, Alliance entered into a $250.0 million two-year revolving credit facility. The terms of the $200.0 million and $250.0 million credit facilities are generally similar to the $425.0 million credit facility. The revolving credit facilities will be used to fund commission payments to financial intermediaries for the sale of Back-End Load Shares under Alliance's mutual fund distribution system, capital expenditures and for general working capital purposes. The revolving credit facilities contain covenants which, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2001. At December 31, 2001, Alliance had commercial paper outstanding totaling $198.2 million at an effective interest rate of 1.9%; there were no borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2001, $24.9 million at an effective interest rate of 1.9% was outstanding under the ECN program.

        Long-term Debt

        Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001, the Company is in compliance with all debt covenants.

        At December 31, 2001 and 2000, respectively, the Company has pledged real estate of $314.5 million and $298.8 million as collateral for certain long-term debt.

        At December 31, 2001, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.5 million for 2002, $400.0 million for 2005, $400.0 million for 2006 and $200.0 million thereafter.

        In August 2001, Alliance issued $400.0 million 5.625% notes due 2006 in a public offering and are redeemable at any time. The registration statement filed with the SEC allows for the issuance of up to $600.0 million in senior debt securities. The proceeds were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                    2001        2000       1999
                                                  --------    --------   --------
                                                           (IN MILLIONS)
        Federal income tax expense (benefit):
          Current ...........................     $  (38.2)   $  820.6   $  174.0
          Deferred ..........................        354.4       137.7      158.0
                                                  --------    --------   --------
        Total ...............................     $  316.2    $  958.3   $  332.0
                                                  ========    ========   ========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                       2001        2000        1999
                                                     --------    --------    --------
                                                             (IN MILLIONS)
        Expected Federal income tax expense ....     $  452.5    $  904.9    $  458.4
        Minority interest ......................       (126.9)     (117.9)      (47.8)
        Non deductible stock option compensation
          expense ..............................         --          34.4        --
        Subsidiary gains .......................         --         161.4       (37.1)
        Adjustment of tax audit reserves .......        (28.2)       17.9        27.8
        Equity in unconsolidated subsidiaries ..         --         (48.7)      (64.0)
        Other ..................................         18.8         6.3        (5.3)
                                                     --------    --------    --------
        Federal Income Tax Expense .............     $  316.2    $  958.3    $  332.0
                                                     ========    ========    ========

        The components of the net deferred Federal income taxes are as follows:


                                                       DECEMBER 31, 2001                  December 31, 2000
                                                 --------------   ------------      ------------      -----------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                 --------------   ------------      ------------      -----------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $      --        $       92.0      $       --        $      79.7
        Other..................................         --                  .1               4.9             --
        DAC, reserves and reinsurance..........         --             1,020.1              --              733.0
        Investments............................         --               333.3              --              229.2
                                                 --------------   ------------      ------------      -----------
        Total..................................  $      --        $    1,445.5      $        4.9      $   1,041.9
                                                 ==============   ============      ============      ===========

       At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                   2001               2000                1999
                                                              -------------       ------------       ------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       291.7       $      403.3       $       83.2
        Investments........................................           42.1             (140.7)               3.2
        Compensation and related benefits..................           15.7              (96.4)              21.0
        Other..............................................            4.9              (28.5)              50.6
                                                             -------------       ------------       ------------
        Deferred Federal Income Tax
          Expense..........................................  $       354.4       $      137.7       $      158.0
                                                             =============       ============       ============

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  2001               2000                1999
                                                            -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       990.0       $    1,103.8       $    1,039.5
        Reinsurance assumed................................          203.0              194.2              206.7
        Reinsurance ceded..................................         (173.1)            (123.0)             (69.1)
                                                             -------------       ------------       ------------
        Premiums...........................................  $     1,019.9       $    1,175.0       $    1,177.1
                                                             =============       ============       ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        86.9       $       92.1       $       69.7
                                                             =============       ============       ============
        Policyholders' Benefits Ceded......................  $       370.3       $      239.2       $      155.6
                                                             =============       ============       ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.4       $       46.5       $       38.5
                                                             =============       ============       ============


        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2001 and 2000, respectively, reinsurance recoverables related to insurance contracts amounting to $2,233.7 million and $2,098.0 million, of which $1,060.4 million and $1,009.1 million relates to one specific reinsurer, are included in Other assets and reinsurance payables related to insurance contracts amounting to $798.5 million and $730.3 million are included in Other liabilities in the consolidated balance sheets.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $444.2 million and $487.7 million at December 31, 2001 and 2000, respectively.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2001 and 2000 were $540.2 million and $515.0 million, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit follow:

                                                                  2001               2000                1999
                                                             -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        32.1       $       29.5       $       36.7
        Interest cost on projected benefit obligations.....          128.8              124.2              131.6
        Expected return on assets..........................         (218.7)            (223.2)            (189.8)
        Net amortization and deferrals.....................             .1                (.6)               7.5
                                                             -------------       ------------       ------------
        Net Periodic Pension Credit........................  $       (57.7)      $      (70.1)      $      (14.0)
                                                             ============        ============       ============

        The projected benefit obligations under the pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)


        Benefit obligations, beginning of year.................................  $    1,712.6       $    1,659.6
        Service cost...........................................................          27.1               24.5
        Interest cost..........................................................         128.8              124.2
        Actuarial losses (gains)...............................................          64.4               13.4
        Benefits paid..........................................................        (120.6)            (109.1)
                                                                                 ------------       ------------
        Benefit Obligation, End of Year........................................  $    1,812.3       $    1,712.6
                                                                                 ============       ============

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,112.0       $    2,341.6
        Actual return on plan assets...........................................        (148.0)            (115.9)
        Contributions..........................................................          --                 --
        Benefits paid and fees.................................................        (126.1)            (113.7)
                                                                                 ------------       ------------
        Plan assets at fair value, end of year.................................       1,837.9            2,112.0
        Projected benefit obligations..........................................       1,812.3            1,712.6
                                                                                 ------------       ------------
        Excess of plan assets over projected benefit obligations...............          25.6              399.4
        Unrecognized prior service cost........................................         (46.3)               1.2
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................         550.1               71.3
        Unrecognized net asset at transition...................................          (1.6)              (1.9)
                                                                                 ------------       ------------
        Prepaid Pension Cost, Net..............................................  $      527.8       $      470.0
                                                                                 ============       ============

        The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $16.7 million and $13.5 million at December 31, 2001 and 2000, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million and $28.7 million, respectively, at December 31, 2001 and $38.9 million and $32.9 million, respectively, at December 31, 2000.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 7.19%, respectively, at December 31, 2001 and 7.75% and 7.19%, respectively, at December 31, 2000. As of January 1, 2001 and 2000, the expected long-term rate of return on assets for the retirement plan was 10.25% and 10.5%, respectively.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $27.3 million, $28.7 million and $30.2 million for 2001, 2000 and 1999, respectively.

        Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund open market purchases of Alliance Holding units or money market funds in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $58.1 million, $29.8 million and $13.8 million for 2001, 2000 and 1999, respectively (including $34.6 million and $6.8 million for 2001 and 2000, respectively, relating to the Bernstein deferred compensation plan).

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

        As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2001 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $6,675.0 million and $.3 million, respectively, at December 31, 2001. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2001 of $13.6 million. At December 31, 2001 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

        All gains and losses on derivative financial instruments utilized by the Company in 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. Gross gains and gross losses recognized on derivative positions was $27.5 million and $4.6 million, respectively, for 2001.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2001 and 2000.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2001                               2000
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        Mortgage loans on real estate..........  $    4,333.3     $     4,438.7     $     4,712.6     $    4,767.0
        Other limited partnership interests....         701.9             701.9             834.9            834.9
        Policy loans...........................       4,100.7           4,476.4           4,034.6          4,290.0
        Policyholders' account balances -
          investment contracts.................      12,256.4          12,514.0          11,488.8         11,663.8
        Long-term debt.........................       1,245.9           1,280.6             848.0            847.5

        Closed Block:
        Mortgage loans on real estate..........  $    1,514.4     $     1,532.6     $     1,581.8     $    1,582.6
        Other equity investments...............          24.4              24.4              34.4             34.4
        Policy loans...........................       1,504.4           1,664.8           1,557.7          1,667.6
        SCNILC liability.......................          18.2              18.1              20.2             20.1

        Discontinued Operations:
        Mortgage loans on real estate..........  $      160.3     $       171.6     $       330.9     $      347.7
        Fixed maturities.......................         559.6             559.6             336.5            336.5
        Other equity investments...............          22.3              22.3              43.1             43.1
        Guaranteed interest contracts..........          18.8              16.1              26.4             23.4
        Long-term debt.........................         101.7             101.7             101.8            101.7

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2001, these arrangements included commitments by the Company, under certain conditions, to make capital contributions of up to $8.5 million to affiliated real estate joint ventures and to provide equity financing to certain limited partnerships of $274.9 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $10.5 million of letters of credit outstanding at December 31, 2001.

        The Company entered into continuity agreements with certain executives of the Company in connection with AXA's minority interest acquisition. The remaining continuity agreements generally provide cash severance payments ranging from 1.5 times to 2 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements. In connection with cost reduction programs initiated in 2001, expenses related to continuity agreements, severance, benefits and outplacement were recorded, totaling $126.1 million related to the home office initiative and $24.5 million related to the field restructuring initiative. At December 31, 2001, in the event the remaining covered executives' employment terminates under the circumstances described above, cash severance payments that would be payable under these continuity agreements approximate $30.0 million.

15)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following five paragraphs.

        In January 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO between September 30, 1991 and January 3, 1996. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. In May 1999, the Magistrate Judge issued a Report and Recommendation recommending that the District Judge deny Equitable Life's and EVLICO's motion for summary judgment and grant plaintiffs' motion for class certification. In July 1999, Equitable Life and EVLICO filed Objections to the Report and Recommendation and urged that the District Judge reject the Magistrate's recommendations and grant Equitable Life's and EVLICO's motion for summary judgment and deny plaintiffs' motion for class certification. In October 2000, the District Judge affirmed the Magistrate's

        Report and Recommendation and, accordingly, denied Equitable Life's and EVLICO's motion for summary judgment and granted plaintiffs' motion for class certification. In May 2001, with permission of the United States Court of Appeals for the Eleventh Circuit, Equitable Life and EVLICO appealed the District Court's order. Oral argument is scheduled for March 2002.

        In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan, (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs.

        In June 2000, an action entitled Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Superior Court of California, County of San Diego. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The named plaintiff purports to act as a private attorney general on behalf of the general public of the State of California under California consumer protection statutes and also asserts individual common-law claims. On behalf of the named plaintiff and the general public, the complaint asserts claims for unlawful, unfair or fraudulent business acts and practices and for false or misleading advertising. On behalf of the named plaintiff alone, the complaint alleges claims for fraud, fraudulent concealment and deceit, negligent misrepresentation and negligence. The complaint seeks injunctive relief, restitution for members of the general public of the State of California who have been harmed by defendants' conduct, compensatory and punitive damages on behalf of the named plaintiff, and attorneys' fees, costs and expenses. In July 2000, the defendants removed the case to the United States District Court for the Southern District of California and filed a motion to dismiss the complaint. In October 2000, the District Court granted defendants' motion to dismiss the action. In November 2000, the plaintiff appealed; the appeal is fully briefed.

        In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, the defendants filed a motion to dismiss the new action.

        Between June 2000 and December 2001 twelve lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 70 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and various present and former individual sales agents associated with Equitable Life, EVLICO and/or EOC. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in discovery in each of the pending actions.

        In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of AXA Financial from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs sought a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, pursuant to which the parties reached a proposed settlement agreement in November 2000. In connection therewith, the case was dismissed in the United States District Court for the Northern District of Alabama, Southern Division and refiled in the United States District Court for the Northern District of Georgia, Atlanta Division. The final settlement required notice to be given to class members and was subject to court approval. A hearing was held in January 2002 and thereafter, an order was entered approving the settlement.

        In November 1997, an amended complaint was filed in Peter Fischel, et al. v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Oral argument on this appeal was heard in November 2001. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. Equitable Life answered the complaint in June 2001. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty.

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001.

        In September 1999, a complaint was filed in an action entitled R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al. in the Chancery Court of the State of Delaware. The action was brought on behalf of a purported class of owners of limited partnership units of Alliance Capital Management Holding L.P. ("Alliance Holding") challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, four Alliance Holding executives, the general partner of Alliance Holding and Alliance, which is a wholly owned indirect subsidiary of Equitable Life, and Alliance, which is the operating partnership whose units are not publicly traded. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege, inter alia, inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding. The complaint seeks, inter alia, payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that, inter alia, the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants other than Robert H. Joseph, Jr., filed an answer to the amended complaint denying the material allegations contained therein. In lieu of joining in the answer to the amended complaint, Mr. Joseph filed a motion to dismiss in September 2000. In November 2000, defendants, other than Mr. Joseph, filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. In April 2001, the Chancery Court issued a decision granting in part and denying in part defendants' motion to dismiss; the claim alleging that the partnership agreement of Alliance Holding was not validly amended was one of the claims dismissed. In October 2001, a memorandum of understanding was executed, setting forth the terms of a settlement in principle, and in December 2001, a stipulation of settlement was filed with the Delaware Court of Chancery. The settlement is subject to a number of conditions, including preparation of definitive documentation and approval, after a hearing, by the Delaware Court of Chancery.

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of AXA Financial common stock that it did not already own, the following fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery: Fred Buff v. AXA Financial, Inc., et al., Sarah Wolhendler v. Claude Bebear, et al.; Jerome and Selma Stone v. AXA Financial, Inc., et al.; Louis Deranieri
        v. AXA Financial, Inc., et al.; Maxine Phillips v. AXA Financial, Inc., et al.; Ruth Ravnitsky v. AXA Financial, Inc., et al.; Richard Kager v. AXA Financial, Inc., et al.; Mortimer Cohen v. AXA Financial, Inc., et al.; Lee Koneche, et al. v. AXA Financial, Inc., et al.; Denver Employees Retirement Plan v. AXA Financial, Inc., et al.; Harry Hoffman
        v. AXA Financial, Inc., et al.; Joseph Villari v. AXA Financial, Inc., et al.; Max Boimal v. AXA Financial, Inc., et al.; and Jay Gottlieb v. AXA Financial, Inc., et al. AXA Financial, AXA, and directors and/or officers of AXA Financial are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of AXA Financial common stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of AXA Financial. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. The Delaware suits have been consolidated under the name In re AXA Financial, Inc. Shareholders Litigation. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action; it is captioned Harbor Finance Partners v. AXA Financial, Inc., et al. In December 2000, the parties to the Delaware suits reached a proposed agreement for settlement and executed a memorandum of understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. In November 2001, the parties filed a stipulation of settlement with the Delaware Court of Chancery. The settlement, which does not involve any payment by AXA Financial, is subject to conditions, including approval, after a hearing, by the Delaware Court of Chancery. The hearing on the settlement is scheduled for March 2002.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits were filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. These actions are captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe
        L. Roby, et al. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. Named as defendants are AXA Financial, DLJ and the DLJ directors. The complaints assert claims for breaches of fiduciary duties, for violation of class members' voting rights under 8 Del. C. ss.242, and for breach of implied contractual promise, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in the United States District Court, Southern District of New York, captioned Siamac Sedighim
        v. Donaldson, Lufkin & Jenrette, Inc., et al. This action challenges the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the sale of DLJ (with respect to all other claims). Named as defendants are AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse Group, Diamond Acquisition Corp., and DLJ's directors. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. In February 2001, defendants moved to dismiss the complaint and in October 2001, the court granted defendants' motion, dismissing all claims based on Federal law with prejudice and dismissing all claims based on state law on jurisdictional grounds, and entered judgment for the defendants. The plaintiffs did not file a notice of appeal, and their time to appeal has expired.

        In April 2001, a putative class action entitled David Uhrik v. Credit Suisse First Boston (USA), Inc., et al. was filed in Delaware Court of Chancery on behalf of the holders of CSFBdirect tracking stock (formerly known as DLJdirect tracking stock). Named defendants include AXA Financial, Credit Suisse First Boston (USA), Inc., the former directors of DLJ and the directors of Credit Suisse First Boston (USA), Inc. The complaint challenges the sale of DLJ common stock as well as the March 2001 offer by Credit Suisse to purchase the publicly owned CSFBdirect tracking stock for $4 per share and asserts claims for breaches of fiduciary duties and breach of contract. Plaintiffs seek injunctive relief, an unspecified amount of compensatory damages, and costs and expenses, including attorneys' fees. The Uhrik action, along with the actions captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe. L. Roby, et al., are among the actions that have been consolidated under the caption In re CSFBdirect Tracking Stock Shareholders Litigation. In May 2001, the Delaware Court of Chancery ordered that the Uhrik complaint be the operative complaint in the consolidated actions. A memorandum of understanding outlining the terms of a proposed settlement was executed in July 2001. It is anticipated that a stipulation of settlement will be filed with the Delaware Court of Chancery in or before March 2002. The proposed settlement, which does not involve any payment by AXA Financial, is subject to a number of conditions, including confirmatory discovery and approval, after a hearing, by the Delaware Court of Chancery.

        In April 2001, an amended class action complaint entitled Miller, et al.
        v. Mitchell Hutchins Asset Management, Inc., et al. was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the amended complaint concern six mutual funds with which Alliance has investment advisory agreements, including Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The amended complaint alleges principally that
        (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

        On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth ("Premier Growth Fund") alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001 a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in Federal District Court in the Middle District of Florida, Tampa Divisions, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001 a compliant entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. Alliance believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition.

        Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that (i) the settlement of the Brown, R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the matters previously reported and those described above, the Holding Company, the Company and their subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

        However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2002 and the four successive years are $114.6 million, $107.3 million, $112.9 million, $100.5 million, $84.4 million and $921.0 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2002 and the four successive years is $6.0 million, $4.6 million, $4.6 million, $4.6 million, $3.1 million and $21.1 million thereafter.

        At December 31, 2001, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2002 and the four successive years is $80.3 million, $86.8 million, $82.9 million, $77.0 million, $75.4 million and $601.6 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2002 and the three successive years are $4.9 million, $4.6 million, $2.7 million and $.9 million.

17)    INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $544.0 million during 2002. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2001, 2000 and 1999, the Insurance Group statutory net income totaled $547.7 million, $1,068.6 million and $547.0 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,100.4 million and $6,226.5 million at December 31, 2001 and 2000, respectively. In 2001, 2000 and 1999, respectively, $1.7 billion, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2001, the Insurance Group, in accordance with various government and state regulations, had $23.5 million of securities deposited with such government or state agencies.

        In 1998 the National Association of Insurance Commissioners ("NAIC") approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting previously was silent and changing certain existing statutory positions. Equitable Life and EOC became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

        On December 27, 2000, an emergency rule was issued by the New York Insurance Department ("NYID"), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Equitable Life is required to prepare the Quarterly and Annual Statements and Audited financial statements in accordance with New York rules and regulations which are filed in all states. Differences between the New York regulations and Codification consist of the accounting for deferred taxes and goodwill.

        The implementation of Codification resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

        The NYID is currently expected to adopt Codification's accounting for deferred income taxes and goodwill effective in 2002. The impact of adopting the deferred tax accounting is estimated to be a $363.6 million decrease to surplus and capital stock at December 31, 2001.

        The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

        The NYID requires quarterly disclosure reconciling both net income and capital and surplus between practices prescribed and permitted by the State of New York and the January 1, 2001 NAIC Accounting Practices and Procedures manual. The 2001 reconciliation for Equitable Life follows:

                                                                                    DECEMBER 31,
                                                                                       2001
                                                                                 -----------------
                                                                                   (IN MILLIONS)

        Net Income, State of New York basis ................................        $    543.7
        Prescribed Practices ...............................................              --
        Permitted Practices ................................................              --
                                                                                    ----------

        Net Income, NAIC Basis .............................................        $    543.7
                                                                                    ==========

        Statutory surplus and capital stock, State of New York basis .......        $  5,446.0
        Prescribed Practices:
            Deferred tax liability .........................................            (363.6)
        Permitted practices ................................................              --
                                                                                    ----------

        Statutory Surplus and Capital Stock, NAIC Basis ....................        $  5,082.4
                                                                                    ==========

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Net change in statutory surplus and
          capital stock ..............................................         $    104.1        $  1,321.4        $    848.8
        Change in asset valuation reserves ...........................             (230.2)           (665.5)             (6.3)
                                                                               ----------        ----------        ----------
        Net change in statutory surplus, capital stock
          and asset valuation reserves ...............................             (126.1)            655.9             842.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................              278.7             262.6             (80.4)
          DAC ........................................................              458.5             469.1             198.2
          Deferred Federal income taxes ..............................             (354.8)           (127.3)           (154.3)
          Valuation of investments ...................................               67.9            (134.8)             21.5
          Valuation of investment subsidiary .........................           (1,507.9)            (29.2)           (133.6)
          Limited risk reinsurance ...................................               --                --               128.4
          Dividends paid to the AXA Financial ........................            1,700.0             250.0             150.0
          Capital contribution .......................................               --                --              (470.8)
          Stock option expense related to AXA's minority
            interest acquisition .....................................               --              (493.9)             --
          Other, net .................................................              135.8             448.8             253.8
          GAAP adjustments of Other Discontinued
            Operations ...............................................               (5.1)             54.3              51.3
                                                                               ----------        ----------        ----------
        Net Earnings of the Insurance Group ..........................         $    647.0        $  1,355.5        $    806.6
                                                                               ==========        ==========        ==========


                                                                                                DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Statutory surplus and capital stock ..........................         $  5,446.0        $  5,341.9        $  4,020.5
        Asset valuation reserves .....................................              654.4             884.6           1,550.1
                                                                               ----------        ----------        ----------
        Statutory surplus, capital stock and asset
          valuation reserves .........................................            6,100.4           6,226.5           5,570.6
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................           (1,120.7)         (1,399.4)         (1,662.0)
          DAC ........................................................            5,513.7           5,128.8           4,928.6
          Deferred Federal income taxes ..............................           (1,252.2)           (640.7)           (223.5)
          Valuation of investments ...................................              635.9             140.2            (717.3)
          Valuation of investment subsidiary .........................           (2,590.8)         (1,082.9)         (1,891.7)
          Limited risk reinsurance ...................................               --                --               (39.6)
          Issuance of surplus notes ..................................             (539.4)           (539.1)           (539.1)
          Other, net .................................................              942.6             776.2             501.5
          GAAP adjustments of Other Discontinued
            Operations ...............................................             (123.8)           (164.3)           (160.0)
                                                                               ----------        ----------        ----------
        Equity of the Insurance Group ................................         $  7,565.7        $  8,445.3        $  5,767.5
                                                                               ==========        ==========        ==========

18)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $116.6 million, $153.2 million and $75.6 million for 2001, 2000 and 1999, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.


                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        SEGMENT REVENUES:
        Insurance ...............................     $    4,763.3    $    4,681.9    $   5,179.4
        Investment Services .....................          2,994.4         4,672.5        2,163.8
        Consolidation/elimination ...............            (90.0)         (113.2)         (23.5)
                                                      ------------    ------------    -----------
        Total Revenues ..........................     $    7,667.7    $    9,241.2    $   7,319.7
                                                      ============    ============    ===========


        SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS BEFORE FEDERAL INCOME
          TAXES AND MINORITY INTEREST:
        Insurance ...............................     $      707.5    $     (192.5)   $     555.7
        Investment Services .....................            585.4         2,778.0          754.2
                                                      ------------    ------------    -----------
        Total Earnings from Continuing Operations
           before Federal Income Taxes and
           Minority Interest ....................     $    1,292.9    $    2,585.5    $   1,309.9
                                                      ============    ============    ===========

                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        ASSETS:
        Insurance ...............................     $   84,568.9    $   88,641.1    $  86,840.1
        Investment Services .....................         15,808.8        16,807.2       12,961.7
        Consolidation/elimination ...............            (94.4)          (57.1)          (8.9)
                                                      ------------    ------------    -----------
        Total Assets ............................     $  100,283.3    $  105,391.2    $  99,792.9
                                                      ============    ============    ===========

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2001 and 2000 are summarized below:

                                                                    THREE MONTHS ENDED

                                       -------------------------------------------------------------------------
                                          MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -------------      -------------       ------------         -------------
                                                                      (IN MILLIONS)
        2001
        Total Revenues................ $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =============      =============       ============         ============

        Earnings from Continuing
          Operations.................. $       227.1      $       120.3       $      119.2         $      140.0
                                        =============      =============       ============         ============

        Net Earnings.................. $       233.6      $       118.5       $      118.7         $      176.2
                                       =============      =============       ============         ============
        2000
        Total Revenues................ $     1,898.9      $     1,954.5       $    1,982.9         $    3,404.9
                                       =============      =============       ============         ============
        Earnings from Continuing
          Operations.................. $       226.6      $       256.9       $       70.5         $      742.9
                                       =============      =============       ============         ============
        Net Earnings.................. $       221.7      $       255.4       $       70.5         $      807.9
                                       =============      =============       ============         ============

20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense as related to options awarded under AXA Financial's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company, the Company's pro forma net earnings for 2001, 2000 and 1999 would have been $624.8 million, $1,627.3 million and $757.1 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

        Following completion of the merger of AXA Merger with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a reduction in the SARs liability of $63.2 million for 2001, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the period ended December 31, 2001.

        The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2001, 2000 and 1999 follow:


                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------   ------------------------------
                             2001(1)          2000         1999          2001      2000       1999
                           -------------  ------------- ------------   -------------------- ---------

        Dividend yield....    1.52%          0.32%         0.31%         5.80%     7.20%     8.70%

        Expected
          volatility......     29%            28%           28%           33%       30%       29%

        Risk-free interest
          rate............    4.98%          6.24%         5.46%         4.5%      5.90%     5.70%

        Expected life
          in years........      5              5             5            7.2       7.4        7

        Weighted average
          fair value per
          option at
          grant-date......    $9.42          $11.08       $10.78         $9.23     $8.32     $3.88

        (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

        A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2001. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:



                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------   --------------------------------
                                                  Common
                                                   Stock            Weighted                           Weighted
                                                    and             Average                            Average
                                                  AXA ADRs          Exercise            Units          Exercise
                                               (In Millions)         Price          (In Millions)       Price
                                             -------------------  ---------------   -------------- -----------------
        Holding Company Option Shares:
        Balance as of
          December 31, 1998................       21.4              $22.00               12.3          $14.92
          Granted..........................        4.3              $31.70                2.0          $30.18
          Exercised........................       (2.4)             $13.26               (1.5)         $ 9.51
          Forfeited........................        (.6)             $24.29                (.3)         $17.79
                                             -------------------                    --------------

        Balance as of
          December 31, 1999................       22.7              $24.60               12.5          $17.95
          Granted..........................        6.5              $31.06                4.7          $50.93
          Exercised........................       (4.5)             $18.57               (1.7)         $10.90
          Forfeited........................       (1.2)             $26.15                (.1)         $26.62
                                             -------------------                    --------------

        Balance as of
          December 31, 2000................       23.5              $27.20               15.4          $28.73
                                             ===================  ==============

        AXA ADR Option Shares:
        Balance as of January 2, 2001......       18.3              $21.65
          Granted..........................       17.0              $31.55                2.5          $50.34
          Exercised........................       (2.2)             $11.57               (1.7)         $13.45
          Forfeited........................       (3.1)             $32.02                (.3)         $34.33
                                             -------------------                    --------------

        Balance as of
          December 31, 2001................       30.0              $26.89               15.9          $33.58
                                             ===================                    ==============

        Information about options outstanding and exercisable at December 31, 2001 follows:



                                            Options Outstanding                            Options Exercisable
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ----------------------
        $ 6.325  - $ 9.01            1.9               2.25           $ 6.75              1.9                $ 6.75
        $10.195  - $14.30            2.2               5.69           $13.32              2.2                $13.34
        $15.995  - $22.84            5.2               7.29           $18.87              4.4                $18.74
        $26.095  - $33.025          15.7               6.58           $30.97              2.6                $26.78
        $36.03                       5.0               7.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325  - $36.03           30.0               6.51           $26.89             16.1                $23.24
                              =================                                    ==================

              Alliance
        ----------------------
        $   7.97 - $18.78            4.7               4.20           $12.92              4.3                $12.48
        $  22.50 - $27.31            2.5               6.94           $26.29              1.4                $26.30
        $  30.25 - $46.78            1.7               7.93           $30.30               .6                $30.25
        $  48.50 - $50.56            4.9               9.18           $49.36               .5                $48.50
        $  51.10 - $58.50            2.1               8.95           $53.78               .5                $53.75
                              -----------------                                    ------------------
        $   7.97 - $58.50           15.9               7.20           $33.57              7.3                $21.42
                              =================                                    ==================

        The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

        In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2001, approximately
        12.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 25,500 Alliance Holding units were subject to awards made under this plan.

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $19.1 million and $16.0 million, respectively, for 2001 and 2000.

        The Company paid $590.5 million and $678.9 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2001 and 2000. The Company charged AXA Distribution's subsidiaries $522.6 million and $395.0 million, respectively, for their applicable share of operating expenses for 2001 and 2000, pursuant to the Agreements for Services.

        In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain cost sharing and servicing agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA totaled approximately $12.7 million in 2001.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2001               2000               1999
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       Investment advisory and services fees..............   $     1,088.2       $     1,021.8     $       895.8
       Distribution revenues..............................           544.6               621.6             441.8
       Shareholder servicing fees.........................            87.2                85.6              62.3
       Other revenues.....................................            11.0                11.6               9.9
       Brokerage..........................................             9.0                 1.7               --


22)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

                                     PART C

                               OTHER INFORMATION
                               -----------------


Item 24.  Financial Statements and Exhibits
          ---------------------------------

         (a)  Financial Statements included in Part B.

              1. Separate Account A:
                 -------------------
                 -Report of Independent Accountants; PricewaterhouseCoopers LLP -Statements of Assets and Liabilities for the Year Ended
                  December 31, 2001;
                 -Statements of Operations for the Year Ended December 31, 2001; -Statements of Changes in Net Assets for the Years Ended
                  December 31, 2001 and 2000;
                 -Notes to Financial Statements.

              2. The Equitable Life Assurance Society of the United States:
                 ----------------------------------------------------------
                 -Report of Independent Accountants; PricewaterhouseCoopers LLP -Consolidated Balance Sheets as of December 31, 2001 and 2000; -Consolidated Statements of Earnings for Years Ended
                  December 31, 2001, 2000 and 1999;
                 -Consolidated Statements of Equity for Years Ended December 31,
                  2001, 2000 and 1999;
                 -Consolidated Statements of Cash Flows for Years Ended
                  December 31, 2001, 2000 and 1999; and
                 -Notes to Consolidated Financial Statements

        (b)  Exhibits.

The following exhibits are filed herewith:

          1. (a) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, incorporated herein by reference to Exhibit No. 1(a) to Registration Statement File No. 2-30070, originally filed on October 27, 1987, refiled electronically on July 10, 1998.

               (b) Resolutions of the Board of Directors of Equitable dated October 16, 1986 authorizing the reorganization of Separate Accounts A, C, D, E, J and K into one continuing separate account, incorporated herein by reference to Exhibit No. 1(b) to Registration Statement File No. 2-30070 on Form N-4, originally filed on April 24, 1995, refiled electronically on July 10, 1998.

          2.   Not applicable.

          3. (a) Sales Agreement, dated as of July 22, 1992, among Equitable, Separate Account A and Equitable Variable Life Insurance Company, as principal underwriter for the Hudson River Trust, incorporated herein by reference to Exhibit 3(b) to Registration Statement No. 2-30070, originally filed on April 26, 1993, refiled electronically on July 10, 1998.

               (b) Distribution and Servicing Agreement among Equico Securities, Inc. (now AXA Advisors, LLC) Equitable and Equitable Variable Life Insurance Company, dated as of May 1, 1994, incorporated herein by reference to Exhibit 3(c) to Registration Statement No. 2-30070 originally filed February 14, 1995, refiled electronically on July 10, 1998.

               (c) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement File No. 333-81501 on April 25, 2001.

               (d) Distribution Agreement for services by AXA Network LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000 previously filed with this Registration Statement File No. 333-81501 on April 25, 2001.

          4. (a) Form of Group Annuity Contract No. 1050-94IC, incorporated herein by reference to Exhibit No. 4(f) to Registration Statement No. 2-30070 originally filed on April 24, 1995, refiled electronically on July 10, 1998.

               (b) Forms of Group Annuity Certificate Nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit No. 4(g) to Registration Statement No. 2-30070 originally filed on April 24, 1995, refiled electronically on July 10, 1998.

               (c) Forms of Endorsement nos. 94ENIRAI, 94 ENNQI and 94ENMVAI to contract no. 1050-94IC, incorporated herein by reference to Exhibit No. 4(h) to Registration Statement No. 2-30070 originally filed on April 24, 1995, refiled electronically on July 10, 1998.

               (d) Form of Supplementary Contract No. SC96MDSB, incorporated herein by reference to Exhibit No. 4(j) to Registration Statement No. 2-30070 filed on April 26, 1996.

               (e) Form of Endorsement for Standard Roth IRA Certificates, incorporated herein by reference to Exhibit 4(n) to Registration Statement on Form N-4. File No. 2-30070 filed June 9, 1998.

               (f) Form of Endorsement (No. 98ENIRAI) Applicable to IRA Certificates, incorporated herein by reference to Exhibit No. 4(q) to Registration Statement File No. 2-30070, filed May 4, 1999.

               (g) Form of Guaranteed Death Benefit Rider, Form No. 99GDB, previously filed with this Registration Statement File No. 333-81501 on June 23, 1999.

               (h) Form of EQUI-VEST Data Pages, Form No. 94ICA/B(8/99), previously filed with this Registration Statement File No. 333-81501 on June 23, 1999.

               (i) Form of Beneficiary Continuation Option (Form No. 2000 ENIRA-BCO) to be used with certain certificates, previously filed with this Registration Statement File No. 333-81501 on April 26, 2000.

               (j) Form of Endorsement (No. 2001ENJONQ) applicable to Non-Qualified Certificates previously filed with this Registration Statement File No. 333-81501 on April 25, 2001.

          5. (a) Form of EQUI-VEST(R) Tax-Deferred Variable Individual Annuity Application Form No. 180-1009, previously filed with this Registration Statement File No. 333-81501 on
                    June 23, 1999.

          6. (a) Copy of the Restated Charter of Equitable, as amended January 1, 1997, incorporated herein by reference to Exhibit No. 6(a) to the Registration Statement on Form N-4 (File No. 2-30070), filed April 28, 1997.

               (b) By-Laws of Equitable, as amended November 21, 1996, incorporated herein by reference to Exhibit No. 6(b) to the Registration Statement on Form N-4 (File No. 2-30070) filed April 28, 1997.

          7. Form of Reinsurance Agreement between Reinsurance Company and The Equitable Life Assurance Society of the United States previously filed with this Registration Statement File No. 333-81501 on April 25, 2001.

          8. (a) Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), incorporated by reference to the EQ Advisors Trust Registration Statement on Form N-1A (File Nos. 33-17217 and 811-07953) filed on August 28, 1997.

               (b) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC, and AXA Advisors, LLC, previously filed with this Registration Statement File No. 333-81501 on December 5, 2001.

         9. Opinion and Consent of Counsel, previously filed with this Registration Statement, File No. 333-81501 on September 3, 1999.

         10.   (a)  Powers of Attorney previously filed with this Registration
                    Statement, File No. 333-81501 on April 26, 2000.

               (b)  Consent of PricewaterhouseCoopers LLP.

               (c) Power of Attorney for Claus-Michael Dill previously filed with this Registration Statement File No. 333-81501 on April 25, 2001.

               (d) Power of Attorney for Christopher M. Condron incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-61380) filed on May 22, 2001.

               (e) Power of Attorney for Bruce W. Calvert incorporated herein by reference to Exhibit 23(f) to the Registration Statement on Form N-4 (File No. 333-67876), filed on August 17, 2001.



         11.  Not applicable.

         12.  Not applicable.

         13. (a) Schedules for computation of Money Market Fund Yield quotations, incorporated herein by reference to Exhibit No. 13(a) to Registration Statement No. 2-30070 originally filed on April 28, 1994, refiled electronically on July 10, 1998.

              (b) Formulae for Determining "30-Day Yields" for EQUI-VEST Series Contracts Invested In One Investment Fund (Intermediate Government Securities, Quality Bond or High Yield) of The Hudson River Trust, incorporated herein by reference to Exhibit 13(b) to the Registration Statement No. 2-30070, originally filed on April 24, 1995, refiled electronically on July 10, 1998.

              (c) Separate Account A Performance Values Worksheets One-Year Standardized Performance, incorporated herein by reference to Exhibit 13(c) to the Registration Statement No. 2-30070 originally filed on April 28, 1994, refiled electronically on July 10, 1998.

Item 25: Directors and Officers of Equitable.

         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

DIRECTORS



Bruce W. Calvert                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

Francoise Colloc'h                          Director
AXA
25, Avenue Matignon
75008 Paris, France

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Claus-Michael Dill                          Director
AXA Konzern AG
Gereonsdriesch 9-11
50670 Cologne, Germany

Joseph L. Dionne                            Director
198 North Wilton Rd.
New Canaan, Ct 06840

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Jean-Rene Fourtou                           Director
Aventis
46 quai de la Ra Rapee
75601 Paris Cedex 12
France

Norman C. Francis                           Director
Xavier University of Louisiana
1 Drexel Drive
New Orleans, LA 70125

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Donald J. Greene                            Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                             Director
Harris Corporation
1025 W. NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell, Jr.                      Director
UBS Warburg LLC
299 Park Ave 40th Floor
New York, NY 10171

Mary R. (Nina) Henderson                    Director
425 East 86th Street
Apt 12-C
New York, NY 10028

W. Edwin Jarmain                            Director
Jarmain Group Inc.
77 King Street West
Toronto, M5K 1K2
Canada

George T. Lowy                              Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

Didier Pineau-Valencienne                   Director
Credit Suisse First Boston
64, rue de Miromesnil
75008 Paris, France

George J. Sella, Jr.                        Director
P.O. Box 397
Newton, NJ 07860

Peter J. Tobin                              Director
St. John's University
8000 Utopia Parkway
Jamaica, NY  11439

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board,
                                            Chief Executive Officer
                                            and Director

*Stanley B. Tulin                           Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President and Treasurer

*Selig Ehrlich                              Executive Vice President and
                                            Chief Actuary

*Stuart L. Faust                            Senior Vice President
                                            and Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

Jennifer Blevins                            Executive Vice President

Mary Beth Farrell                           Executive Vice President

John Lefferts                               Executive Vice President and
                                            President of Retail Distribution

William (Alex) MacGillivray                 Executive Vice President

Deanna Mulligan                             Executive Vice President

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            EQUITABLE
----------------                            ---------

*Paul J. Flora                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Edward J. Hayes                            Senior Vice President

*Donald R. Kaplan                           Senior Vice President, Chief
                                            Compliance Officer and Associate
                                            General Counsel

*William I. Levine                          Executive Vice President and
                                            Chief Information Officer

*Richard J. Matteis                         Executive Vice President

*Peter D. Noris                             Executive Vice President and Chief
                                            Investment Officer

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary
                                            and Associate General Counsel

*Richard V. Silver                          Executive VicePresident and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account No. A of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), formerly The Equitable Companies Incorporated, a publicly traded company.

         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                                    AXA GROUP

                   CONSOLIDATED COMPANIES AS AT JUNE 30, 2000

     ACTIVITY           COUNTRY             CONSOLIDATED COMPANY                         SHAREHOLDERS                      OWNERSHIP

FINANCIAL SERVICES     AUSTRALIA        NATIONAL MUTUAL FUND MANAGEMENT         AXA ASIA PACIFIC HOLDINGS LIMITED            100.00
   & REAL ESTATE
FINANCIAL SERVICES     BELGIUM          AXA INVESTMENT MANAGERS BRUSSELS        AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     BELGIUM          AXA BANK BELGIUM                        AXA HOLDINGS BELGIUM                         100.00
   & REAL ESTATE
FINANCIAL SERVICES     BELGIUM          IPPA VASTGOED                           AXA HOLDINGS BELGIUM                         100.00
   & REAL ESTATE
FINANCIAL SERVICES     BELGIUM          ROYALE BELGE INVESTISSEMENT             AXA ROYALE BELGE NON VIE                      33.03
   & REAL ESTATE
FINANCIAL SERVICES     BELGIUM          ROYALE BELGE INVESTISSEMENT             AXA ROYALE BELGE                              66.97
   & REAL ESTATE
FINANCIAL SERVICES     BELGIUM          AXA REAL ESTATE INVESTMENT MANAGERS     AXA BANK BELGIUM                               0.10
   & REAL ESTATE                          BENELUX
FINANCIAL SERVICES     BELGIUM          AXA REAL ESTATE INVESTMENT MANAGERS     AXA REAL ESTATE INVESTMENT MANAGERS SA        99.90
   & REAL ESTATE                          BENELUX
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA ROYALE BELGE NON VIE                       1.75
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA ROYALE BELGE                               2.15
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA                                           47.31
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA CORPORATE SOLUTIONS                        0.75
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA ASSURANCES IARD                           14.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA KONZERN AG                                 6.84
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 DIRECT ASSURANCES IARD                         0.19
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA LEVEN NV                                   1.95
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 NATIONAL MUTUAL FUND MANAGEMENT                3.77
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA UK PLC                                    17.05
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS                 AXA COURTAGE IARD                              0.84
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA FRANCE FINANCE                      AXA CONSEIL VIE                               50.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA FRANCE FINANCE                      AXA ASSURANCES VIE                            50.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA GESTION FCP                         AXA INVESTMENT MANAGERS PARIS                 99.99
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS PRIVATE EQUITY  AXA INVESTMENT MANAGERS PRIVATE EQUITY       100.00
   & REAL ESTATE                          EUROPE SA
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS PRIVATE EQUITY  AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA MULTI MANAGER FRANCE                AXA INVESTMENT MANAGERS                        0.01
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA MULTI MANAGER FRANCE                AXA MULTIMANAGER LIMITED                      99.93
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS PARIS           AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA CREDIT                              COMPAGNIE FINANCIERE DE PARIS                 65.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           COLISEE SURESNES                        AXA ASSURANCES IARD                           21.19
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           COLISEE SURESNES                        SOCIETE BEAUJON                                0.92
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           COLISEE SURESNES                        COMPAGNIE FINANCIERE DE PARIS                 51.07
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           COLISEE SURESNES                        JOUR FINANCE                                  20.63
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           COLISEE SURESNES                        AXA COURTAGE IARD                              2.53
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA BANQUE                              COMPAGNIE FINANCIERE DE PARIS                100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           BANQUE DE MARCHES ET D'ARBITRAGE        AXA                                           19.51
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           BANQUE DE MARCHES ET D'ARBITRAGE        AXA COURTAGE IARD                              8.20
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           COMPAGNIE FINANCIERE DE PARIS           AXA                                          100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           CFP - CREDIT                            COMPAGNIE FINANCIERE DE PARIS                100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA ASSET MANAGEMENT CONSULTANT         AXA INVESTMENT MANAGERS                       99.95
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA GESTION INTERESSEMENT               AXA INVESTMENT MANAGERS PARIS                100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           BANQUE DES TUILERIES                    COMPAGNIE FINANCIERE DE PARIS                100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS FUNDS           AXA INVESTMENT MANAGERS                       98.84
   & REAL ESTATE                          MANAGEMENT
FINANCIAL SERVICES     FRANCE           AXA INVESTMENT MANAGERS FUNDS           AXA INVESTMENT MANAGERS PARIS                  1.16
   & REAL ESTATE                          MANAGEMENT
FINANCIAL SERVICES     FRANCE           AXA ASSET MANAGEMENT PRIVATE EQUITY     AXA INVESTMENT MANAGERS PRIVATE               50.48
   & REAL ESTATE                                                                  EQUITY EUROPE SA
FINANCIAL SERVICES     FRANCE           AXA REAL ESTATE MANAGEMENT INVESTMENT   AXA REAL ESTATE INVESTMENT MANAGERS SA        99.96
   & REAL ESTATE                          MANAGERS
FINANCIAL SERVICES     FRANCE           AXA REAL ESTATE INVESTMENT MANAGERS SA  AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           SOFAPI                                  COMPAGNIE FINANCIERE DE PARIS                100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           HOLDING SOFFIM                          COMPAGNIE FINANCIERE DE PARIS                100.00
   & REAL ESTATE
FINANCIAL SERVICES     FRANCE           SOFINAD                                 COMPAGNIE FINANCIERE DE PARIS                100.00
   & REAL ESTATE
FINANCIAL SERVICES     GERMANY          AXA ASSET MANAGEMENT DEUTSCHLAND        AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE                          GMBH
FINANCIAL SERVICES     GERMANY          AXA INVESTMENT MANAGERS DEUTSCHLAND     AXA INVESTMENT MANAGERS                       85.00
   & REAL ESTATE                          GMBH
FINANCIAL SERVICES     GERMANY          AXA TRUST GMBH                          SUN LIFE DEUTSCHLAND LIMITED                 100.00
   & REAL ESTATE
FINANCIAL SERVICES     GERMANY          AXA VORSORGEBANK                        AXA KONZERN AG                               100.00
   & REAL ESTATE
FINANCIAL SERVICES     GERMANY          AXA REAL ESTATE MANAGEMENT              AXA VERSICHERUNG                              14.00
   & REAL ESTATE                          DEUTSCHLAND
FINANCIAL SERVICES     GERMANY          AXA REAL ESTATE MANAGEMENT              AXA REAL ESTATE INVESTMENT MANAGERS SA        86.00
   & REAL ESTATE                          DEUTSCHLAND
FINANCIAL SERVICES     GERMANY          AXA BAUSPARKASSE AG                     AXA KONZERN AG                                66.67
   & REAL ESTATE
FINANCIAL SERVICES     GERMANY          AXA BAUSPARKASSE AG                     AXA LEBEN                                     33.01
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    AXA ASSET MANAGEMENT LTD                AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    AXA INVESTMENT MANAGERS GS              AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    AXA INVESTMENT MANAGERS LIMITED         AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    AXA MULTIMANAGER LIMITED                AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    AXA REAL ESTATE INVESTMENT              AXA REAL ESTATE INVESTMENT MANAGERS SA       100.00
   & REAL ESTATE                          MANAGERS LTD
FINANCIAL SERVICES     GREAT BRITAIN    AXA INVESTMENT MANAGERS UK              AXA INVESTMENT MANAGERS                       66.67
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    AXA INVESTMENT MANAGERS UK              AXA ASSET MANAGEMENT LTD                      33.33
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    SUN LIFE DEUTSCHLAND LIMITED            AXA ASSET MANAGEMENT LTD                     100.00
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    SUN LIFE GLOBAL MANAGEMENT LIMITED      AXA ASSET MANAGEMENT LTD                     100.00
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    SUN LIFE GLOBAL SERVICES LIMITED        AXA ASSET MANAGEMENT LTD                     100.00
   & REAL ESTATE
FINANCIAL SERVICES     GREAT BRITAIN    SUN LIFE MANAGEMENT LIMITED             SUN LIFE GLOBAL MANAGEMENT LIMITED           100.00
   & REAL ESTATE                          ISLE OF MAN
FINANCIAL SERVICES     HONG KONG        AXA INVESTMENT MANAGERS HK SAR         AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     HONG KONG        AXA INVESTMENT MANAGERS HONG KONG       AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     HUNGARY          AXA BIZTOSITO PENSION FUND              AXA KONZERN AG (Austria)                     100.00
   & REAL ESTATE
FINANCIAL SERVICES     ITALY            AXA INVESTMENT MANAGERS ITALIA          AXA INVESTMENT MANAGERS                       99.00
   & REAL ESTATE
FINANCIAL SERVICES     ITALY            AXA INVESTMENT MANAGERS ITALIA          AXA ASSICURAZIONI                              1.00
   & REAL ESTATE
FINANCIAL SERVICES     ITALY            AXA REAL ESTATE INVESTMENT MANAGERS     AXA REAL ESTATE INVESTMENT MANAGERS SA       100.00
   & REAL ESTATE                          ITALIA
FINANCIAL SERVICES     JAPAN            AXA INVESTMENT MANAGERS TOKYO           AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     SPAIN            AXA REAL ESTATE INVESTMENT MANAGERS     AXA REAL ESTATE INVESTMENT MANAGERS SA       100.00
   & REAL ESTATE                          IBERICA
FINANCIAL SERVICES     THE NETHERLANDS  AXA INVESTMENT MANAGERS DEN HAAG        AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    AXA GLOBAL STRUCTURED PRODUCT           AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    AXA INVESTMENT MANAGERS HOLDINGS INC.   AXA INVESTMENT MANAGERS                      100.00
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    AXA INVESTMENT MANAGERS NEW YORK        AXA INVESTMENT MANAGERS ROSE                 100.00
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    AXA INVESTMENT MANAGERS PRIVATE         AXA INVESTMENT MANAGERS PRIVATE EQUITY       100.00
   & REAL ESTATE                          EQUITY F
FINANCIAL SERVICES     UNITED STATES    AXA INVESTMENT MANAGERS ROSE            AXA INVESTMENT MANAGERS                       90.00
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    AXA INVESTMENT MANAGERS ROSE            AXA INVESTMENT MANAGERS HOLDING INC.          10.00
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    AXA ROSENBERG LLC                       AXA INVESTMENT MANAGERS ROSE                  50.00
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    ALLIANCE CAPITAL MANAGEMENT CORP.       THE EQUITABLE LIFE ASSURANCE SOCIETY          74.91
   & REAL ESTATE
FINANCIAL SERVICES     UNITED STATES    ALLIANCE CAPITAL MANAGEMENT CORP.       AXA FINANCIAL INC.                            25.09
   & REAL ESTATE
HOLDINGS & MISC.       AUSTRALIA        AXA ASIA PACIFIC HOLDINGS LIMITED       AXA EQUITY & LAW LIFE ASSURANCE SOCIETY        8.90
   BUSINESSES
HOLDINGS & MISC.       AUSTRALIA        AXA ASIA PACIFIC HOLDINGS LIMITED       AXA                                           42.10
   BUSINESSES
HOLDINGS & MISC.       AUSTRIA          AXA KONZERN AG (Austria)                AXA LEBEN                                     10.05
   BUSINESSES
HOLDINGS & MISC.       AUSTRIA          AXA KONZERN AG (Austria)                AXA VERSICHERUNG                              89.95
   BUSINESSES
HOLDINGS & MISC.       BELGIUM          ROYALE BELGE INTERNATIONAL              ROYALE BELGE INVESTISSEMENT                  100.00
   BUSINESSES
HOLDINGS & MISC.       BELGIUM          AXA HOLDINGS BELGIUM                    AXA CORPORATE SOLUTION ASSURANCE               6.21
   BUSINESSES
HOLDINGS & MISC.       BELGIUM          AXA HOLDINGS BELGIUM                    AXA                                           84.28
   BUSINESSES
HOLDINGS & MISC.       BELGIUM          AXA HOLDINGS BELGIUM                    AXA COURTAGE IARD                              5.41
   BUSINESSES
HOLDINGS & MISC.       BELGIUM          AXA HOLDINGS BELGIUM                    VINCI BV                                       4.07
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA CHINA                               AXA CHINA REGION LIMITED                      49.00
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA CHINA                               AXA                                           51.00
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA PARTICIPATION II                    AXA                                          100.00
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA INVESTMENT MANAGERS                        2.33
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA INSURANCE HOLDING JAPAN                    4.21
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA ROYALE BELGE NON VIE                       3.45
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA ROYALE BELGE                               4.24
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA                                           20.17
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA CORPORATE SOLUTIONS                        3.27
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA KONZERN AG                                14.28
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA TECHNOLOGY SERVICES                 AXA FRANCE ASSURANCE                          20.03
   BUSINESSES
HOLDINGS & MISC.       FRANCE           SOCIETE BEAUJON                         AXA                                           99.77
   BUSINESSES
HOLDINGS & MISC.       FRANCE           SOCIETE BEAUJON                         AXA ASSURANCES IARD                            0.22
   BUSINESSES
HOLDINGS & MISC.       FRANCE           COLISEE EXCELLENCE                      AXA PARTICIPATION II                         100.00
   BUSINESSES
HOLDINGS & MISC.       FRANCE           JOUR FINANCE                            AXA CONSEIL VIE                               60.47
   BUSINESSES
HOLDINGS & MISC.       FRANCE           JOUR FINANCE                            AXA ASSURANCES IARD                           39.53
   BUSINESSES
HOLDINGS & MISC.       FRANCE           MOFIPAR                                 AXA                                          100.00
   BUSINESSES
HOLDINGS & MISC.       FRANCE           AXA FRANCE ASSURANCE                    AXA                                          100.00
   BUSINESSES
HOLDINGS & MISC.       GERMANY          AXA KONZERN AG                          AXA                                           25.49
   BUSINESSES
HOLDINGS & MISC.       GERMANY          AXA KONZERN AG                          KOLNISCHE VERWALTUNGS                         25.63
   BUSINESSES
HOLDINGS & MISC.       GERMANY          AXA KONZERN AG                          VINCI BV                                      39.73
   BUSINESSES
HOLDINGS & MISC.       GERMANY          GRE CONTINENTAL EUROPE HOLDING GMBH     AXA KONZERN AG                               100.00
   BUSINESSES
HOLDINGS & MISC.       GERMANY          KOLNISCHE VERWALTUNGS                   AXA                                            8.83
   BUSINESSES
HOLDINGS & MISC.       GERMANY          KOLNISCHE VERWALTUNGS                   AXA KONZERN AG                                23.02
   BUSINESSES
HOLDINGS & MISC.       GERMANY          KOLNISCHE VERWALTUNGS                   VINCI BV                                      67.72
   BUSINESSES
HOLDINGS & MISC.       GREAT BRITAIN    AXA EQUITY & LAW PLC                    AXA                                           99.94
   BUSINESSES
HOLDINGS & MISC.       GREAT BRITAIN    GUARDIAN ROYAL EXCHANGE PLC             AXA UK PLC                                   100.00
   BUSINESSES
HOLDINGS & MISC.       GREAT BRITAIN    AXA UK PLC                              AXA EQUITY & LAW PLC                          21.70
   BUSINESSES
HOLDINGS & MISC.       GREAT BRITAIN    AXA UK PLC                              AXA                                           78.30
   BUSINESSES
HOLDINGS & MISC.       ITALY            AXA ITALIA S.P.A                        AXA CONSEIL VIE                                1.76
   BUSINESSES
HOLDINGS & MISC.       ITALY            AXA ITALIA S.P.A                        AXA                                           98.24
   BUSINESSES
HOLDINGS & MISC.       JAPAN            AXA INSURANCE HOLDING JAPAN             AXA                                           96.42
   BUSINESSES


     ACTIVITY                COUNTRY               CONSOLIDATED COMPANY                  SHAREHOLDERS                      OWNERSHIP

HOLDINGS & MISC.          LUXEMBOURG          AXA LUXEMBOURG SA                    AXA HOLDINGS BELGIUM                      100.00
   BUSINESSES
HOLDINGS & MISC.          MOROCCO             AXA ONA                              AXA                                        51.00
   BUSINESSES
HOLDINGS & MISC.          SINGAPORE           AXA INSURANCE INVESTMENT HOLDING     AXA                                       100.00
   BUSINESSES
HOLDINGS & MISC.          SPAIN               AXA AURORA                           AXA                                       100.00
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     GELDERLAND                           AXA HOLDINGS BELGIUM                      100.00
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     AXA NEDERLAND BV                     AXA ROYALE BELGE NON VIE                   17.29
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     AXA NEDERLAND BV                     AXA ROYALE BELGE                           21.24
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     AXA NEDERLAND BV                     GELDERLAND                                 38.94
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     AXA NEDERLAND BV                     ROYALE BELGE INTERNATIONAL                 12.77
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     AXA NEDERLAND BV                     AXA HOLDINGS BELGIUM                        4.11
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     AXA VERZEKERINGEN                    AXA NEDERLAND BV                          100.00
   BUSINESSES
HOLDINGS & MISC.          THE NETHERLANDS     VINCI BV                             AXA                                       100.00
   BUSINESSES
HOLDINGS & MISC.          TURKEY              AXA OYAK HOLDING AS                  AXA                                        50.00
   BUSINESSES
HOLDINGS & MISC.          UNITED STATES       AXA FINANCIAL INC.                   AXA EQUITY & LAW LIFE ASSURANCE SOCIETY     4.09
   BUSINESSES
HOLDINGS & MISC.          UNITED STATES       AXA FINANCIAL INC.                   AXA                                        92.48
   BUSINESSES
HOLDINGS & MISC.          UNITED STATES       AXA FINANCIAL INC.                   AXA CORPORATE SOLUTIONS                     2.95
   BUSINESSES
HOLDINGS & MISC.          UNITED STATES       AXA FINANCIAL INC.                   SOCIETE BEAUJON                             0.44
   BUSINESSES
HOLDINGS & MISC.          UNITED STATES       AXA FINANCIAL INC.                   AXA CORPORATE SOLUTIONS REINSURANCE CY      0.03
   BUSINESSES
INSURANCE & REINSURANCE   AUSTRALIA           AUSTRALIAN CASUALTY INSURANCE        AXA ASIA PACIFIC HOLDINGS LIMITED         100.00
                                                PTY LTD
INSURANCE & REINSURANCE   AUSTRALIA           NATIONAL MUTUAL HEALTH INSUR PY      AXA ASIA PACIFIC HOLDINGS LIMITED         100.00
                                                LIMITED
INSURANCE & REINSURANCE   AUSTRALIA           NATIONAL MUTUAL INTERNATIONAL        AXA ASIA PACIFIC HOLDINGS LIMITED         100.00
INSURANCE & REINSURANCE   AUSTRALIA           NATIONAL MUTUAL FINANCIAL SERVICES   AXA ASIA PACIFIC HOLDINGS LIMITED         100.00
INSURANCE & REINSURANCE   AUSTRIA             AXA VERSICHERUNG                     AXA KONZERN AG (Austria)                  100.00
INSURANCE & REINSURANCE   AUSTRIA             AXA LEBEN                            AXA KONZERN AG (Austria)                  100.00
INSURANCE & REINSURANCE   BELGIUM             AXA ROYALE BELGE                     AXA HOLDINGS BELGIUM                       99.58
INSURANCE & REINSURANCE   BELGIUM             AXA ROYALE BELGE                     UAB                                         0.42
INSURANCE & REINSURANCE   BELGIUM             ARDENNE PREVOYANTE                   AXA ROYALE BELGE NON VIE                    0.05
INSURANCE & REINSURANCE   BELGIUM             ARDENNE PREVOYANTE                   AXA HOLDINGS BELGIUM                       99.95
INSURANCE & REINSURANCE   BELGIUM             ASSURANCES LA POSTE                  AXA HOLDINGS BELGIUM                       50.00
INSURANCE & REINSURANCE   BELGIUM             ASSURANCES LA POSTE VIE              AXA HOLDINGS BELGIUM                       50.00
INSURANCE & REINSURANCE   BELGIUM             UAB NON VIE                          AXA HOLDINGS BELGIUM                      100.OO
INSURANCE & REINSURANCE   CANADA              AXA CS ASSURANCE CANADA              AXA CORPORATE SOLUTION ASSURANCE          100.00
INSURANCE & REINSURANCE   CANADA              AXA CANADA                           AXA                                       100.00
INSURANCE & REINSURANCE   CHINA               AXA MINMETALS ASSURANCE CO LTD       AXA CHINA                                  51.00
INSURANCE & REINSURANCE   FRANCE              AXA CORPORATE SOLUTION ASSURANCE     AXA CORPORATE SOLUTIONS                    98.49
INSURANCE & REINSURANCE   FRANCE              AXA CONSEIL VIE                      AXA FRANCE ASSURANCE                      100.00
INSURANCE & REINSURANCE   FRANCE              ARGOVIE                              AXA COLLECTIVES                            94.03
INSURANCE & REINSURANCE   FRANCE              AXA CORPORATE SOLUTIONS              AXA                                        94.97
INSURANCE & REINSURANCE   FRANCE              AXA CORPORATE SOLUTIONS              AXA ASSURANCES IARD                         2.72
INSURANCE & REINSURANCE   FRANCE              AXA CORPORATE SOLUTIONS              AXA FRANCE ASSURANCE                        0.10
INSURANCE & REINSURANCE   FRANCE              AXA CORPORATE SOLUTIONS              AXA COURTAGE IARD                           2.20
INSURANCE & REINSURANCE   FRANCE              AXA CORPORATE SOLUTIONS              AXA COLLECTIVES                             0.02
INSURANCE & REINSURANCE   FRANCE              AXA ASSURANCES IARD                  AXA FRANCE ASSURANCE                      100.00
INSURANCE & REINSURANCE   FRANCE              AXA RE FINANCE                       AXA CORPORATE SOLUTIONS                    65.83
INSURANCE & REINSURANCE   FRANCE              AXA RE FINANCE                       AXA CESSIONS                               13.17
INSURANCE & REINSURANCE   FRANCE              AXA ASSURANCES VIE                   AXA FRANCE ASSURANCE                       88.87
INSURANCE & REINSURANCE   FRANCE              AXA ASSURANCES VIE                   AXA COLLECTIVES                            11.13
INSURANCE & REINSURANCE   FRANCE              C.G.R.M. MONTE-CARLO                 AXA CORPORATE SOLUTIONS                    99.99
INSURANCE & REINSURANCE   FRANCE              JURIDICA                             AXA FRANCE ASSURANCE                       98.51
INSURANCE & REINSURANCE   FRANCE              DIRECT ASSURANCES IARD               AXA FRANCE ASSURANCE                      100.00
INSURANCE & REINSURANCE   FRANCE              DIRECT ASSURANCES VIE                AXA FRANCE ASSURANCE                      100.00
INSURANCE & REINSURANCE   FRANCE              NATIO ASSURANCES                     AXA ASSURANCES IARD                        50.00
INSURANCE & REINSURANCE   FRANCE              NSM VIE                              AXA ASSURANCES IARD                         0.16
INSURANCE & REINSURANCE   FRANCE              NSM VIE                              AXA FRANCE ASSURANCE                       39.91
INSURANCE & REINSURANCE   FRANCE              AXA ASSISTANCE                       AXA                                       100.00
INSURANCE & REINSURANCE   FRANCE              SPS RE                               AXA CORPORATE SOLUTIONS                    69.94
INSURANCE & REINSURANCE   FRANCE              AXA CESSIONS                         AXA CORPORATE SOLUTIONS                   100.00
INSURANCE & REINSURANCE   FRANCE              SAINT GEORGES RE                     AXA                                       100.00
INSURANCE & REINSURANCE   FRANCE              AXA CONSEIL IARD                     AXA FRANCE ASSURANCE                      100.00
INSURANCE & REINSURANCE   FRANCE              AXA COURTAGE IARD                    AXA FRANCE ASSURANCE                       99.65
INSURANCE & REINSURANCE   FRANCE              AXA COLLECTIVES                      AXA ASSURANCES IARD                         3.69
INSURANCE & REINSURANCE   FRANCE              AXA COLLECTIVES                      AXA FRANCE ASSURANCE                       95.71
INSURANCE & REINSURANCE   GERMANY             AXA LEBEN                            AXA KONZERN AG                             47.81
INSURANCE & REINSURANCE   GERMANY             AXA LEBEN                            AXA VERSICHERUNG                           52.19
INSURANCE & REINSURANCE   GERMANY             AXA VERSICHERUNG                     AXA KONZERN AG                             74.41
INSURANCE & REINSURANCE   GERMANY             AXA VERSICHERUNG                     GRE CONTINENTAL EUROPE HOLDING GMBH        25.59
INSURANCE & REINSURANCE   GERMANY             AXA KRANKEN VERSICHERUNG             AXA KONZERN AG                             52.69
INSURANCE & REINSURANCE   GERMANY             AXA KRANKEN VERSICHERUNG             AXA LEBEN                                  46.71
INSURANCE & REINSURANCE   GERMANY             AXA ART                              AXA KONZERN AG                            100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       ACS ASSURANCE UK BRANCH              AXA CORPORATE SOLUTION ASSURANCE          100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA EQUITY & LAW LIFE ASSURANCE      AXA SUN LIFE                              100.00
                                                SOCIETY
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA INSURANCE UK                     GUARDIAN ROYAL EXCHANGE PLC               100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA SUN LIFE                         AXA UK PLC                                100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA UK HOLDING PLC                   AXA CORPORATE SOLUTIONS                   100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       E_BUSINESS AXA UK                    AXA UK PLC                                100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       THE ROYAL EXCHANGE ASSURANCE PLC     GUARDIAN ROYAL EXCHANGE PLC               100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA GLOBAL RISKS (U.K.) LTD          AXA CORPORATE SOLUTIONS                   100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA UK                               AXA                                       100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       PPP GROUP PLC                        GUARDIAN ROYAL EXCHANGE PLC               100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA PPP HEALTHCARE LTD               AXA INSURANCE UK                          100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       PPP LIFETIMECARE                     GUARDIAN ROYAL EXCHANGE PLC               100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       AXA REINSURANCE UK PLC               AXA UK HOLDING PLC                        100.00
INSURANCE & REINSURANCE   GREAT BRITAIN       ENGLISH & SCOTTISH                   AXA UK                                    100.00
INSURANCE & REINSURANCE   HONG KONG           AXA CHINA REGION LIMITED             NATIONAL MUTUAL INTERNATIONAL             100.00
INSURANCE & REINSURANCE   HONG KONG           AXA INSURANCE HONG-KONG              AXA                                        17.50
INSURANCE & REINSURANCE   HONG KONG           AXA INSURANCE HONG-KONG              AXA INSURANCE INVESTMENT HOLDING           82.50
INSURANCE & REINSURANCE   HONG KONG           AXA GENERAL INSURANCE HK             AXA                                       100.00
INSURANCE & REINSURANCE   HUNGARY             AXA BIZTOSITO                        AXA KONZERN AG (AUSTRIA)                  100.00
INSURANCE & REINSURANCE   IRELAND             GUARDIAN PMPA GROUP LTD              GUARDIAN ROYAL EXCHANGE PLC               100.00
INSURANCE & REINSURANCE   ITALY               AXA INTERLIFE                        AXA ITALIA S.P.A                          100.00
INSURANCE & REINSURANCE   ITALY               AXA ASSICURAZIONI                    AXA ITALIA S.P.A                           98.12
INSURANCE & REINSURANCE   ITALY               AXA ASSICURAZIONI                    AXA COLLECTIVES                             1.88
INSURANCE & REINSURANCE   ITALY               UAP VITA                             AXA ITALIA S.P.A                          100.00
INSURANCE & REINSURANCE   JAPAN               AXA GROUP LIFE JAPAN                 AXA INSURANCE HOLDING JAPAN               100.00
INSURANCE & REINSURANCE   JAPAN               AXA LIFE JAPAN                       AXA INSURANCE HOLDING JAPAN               100.00
INSURANCE & REINSURANCE   JAPAN               AXA NON LIFE INSURANCE CO LTD        AXA                                       100.00
INSURANCE & REINSURANCE   LUXEMBOURG          AXA ASSURANCE LUXEMBOURG             AXA LUXEMBOURG SA                         100.00
INSURANCE & REINSURANCE   LUXEMBOURG          AXA ASSURANCE. VIE LUXEMBOURG        AXA LUXEMBOURG SA                         100.00
INSURANCE & REINSURANCE   LUXEMBOURG          CREALUX                              AXA HOLDINGS BELGIUM                      100.00
INSURANCE & REINSURANCE   LUXEMBOURG          FUTUR RE                             AXA CORPORATE SOLUTION ASSURANCE          100.00
INSURANCE & REINSURANCE   LUXEMBOURG          PANEURORE                            AXA INSURANCE UK                           20.00
INSURANCE & REINSURANCE   LUXEMBOURG          PANEURORE                            AXA PORTUGAL COMPANHIA DE SEGUROS           5.00
INSURANCE & REINSURANCE   LUXEMBOURG          PANEURORE                            AXA VERSICHERUNG                           20.00
INSURANCE & REINSURANCE   LUXEMBOURG          PANEURORE                            AXA ASSICURAZIONI                           5.00
INSURANCE & REINSURANCE   LUXEMBOURG          PANEURORE                            AXA AURORA IBERICA                         10.00
INSURANCE & REINSURANCE   LUXEMBOURG          PANEURORE                            ROYALE BELGE INVESTISSEMENT                20.00
INSURANCE & REINSURANCE   LUXEMBOURG          PANEURORE                            SAINT GEORGES RE                           20.00
INSURANCE & REINSURANCE   MOROCCO             AXA ASSURANCE MAROC                  AXA ONA                                    99.99
INSURANCE & REINSURANCE   MOROCCO             EPARGNE CROISSANCE                   AXA ASSURANCE MAROC                        99.59
INSURANCE & REINSURANCE   PORTUGAL            AXA PORTUGAL COMPANHIA DE SEGUROS    AXA CORPORATE SOLUTION ASSURANCE            9.07
INSURANCE & REINSURANCE   PORTUGAL            AXA PORTUGAL COMPANHIA DE SEGUROS    AXA PORTUGAL SEGUROS VIDA                   2.15
INSURANCE & REINSURANCE   PORTUGAL            AXA PORTUGAL COMPANHIA DE SEGUROS    AXA CONSEIL VIE                             5.37
INSURANCE & REINSURANCE   PORTUGAL            AXA PORTUGAL COMPANHIA DE SEGUROS    AXA                                        83.02
INSURANCE & REINSURANCE   PORTUGAL            AXA PORTUGAL COMPANHIA DE SEGUROS    AXA CONSEIL VIE                            87.63
                                                DE VIDA SA
INSURANCE & REINSURANCE   PORTUGAL            AXA PORTUGAL COMPANHIA DE SEGUROS    AXA                                         7.46
                                                DE VIDA SA
INSURANCE & REINSURANCE   SINGAPORE           AXA INSURANCE SINGAPORE              AXA                                        25.77
INSURANCE & REINSURANCE   SINGAPORE           AXA INSURANCE SINGAPORE              AXA INSURANCE INVESTMENT HOLDING           74.23
INSURANCE & REINSURANCE   SINGAPORE           AXA LIFE SINGAPOUR                   NATIONAL MUTUAL INTERNATIONAL             100.00
INSURANCE & REINSURANCE   SINGAPORE           AXA CORPORATE SOLUTIONS. ASIA        AXA CORPORATE SOLUTIONS                   100.00
                                                PACIFIC PRIVATE LTD
INSURANCE & REINSURANCE   SPAIN               AXA AURORA VIDA DE SEGUROS Y         AXA AURORA                                 99.68
                                                REASEGUROS
INSURANCE & REINSURANCE   SPAIN               AYUDA LEGAL SA DE SEGUROS Y          AXA AURORA VIDA                            12.00
                                                REASEGUROS
INSURANCE & REINSURANCE   SPAIN               AYUDA LEGAL SA DE SEGUROS Y          AXA AURORA IBERICA                         88.00
                                                REASEGUROS
INSURANCE & REINSURANCE   SPAIN               HILO DIRECT SA DE SEGUROS Y          AXA AURORA                                 50.00
                                                REASEGUROS
INSURANCE & REINSURANCE   SPAIN               AXA AURORA IBERICA                   AXA AURORA                                 99.68

     ACTIVITY                COUNTRY                 CONSOLIDATED COMPANY            SHAREHOLDERS                          OWNERSHIP

INSURANCE & REINSURANCE   SWITZERLAND       AXA COMPAGNIE D'ASSURANCES             AXA                                        99.95
INSURANCE & REINSURANCE   SWITZERLAND       AXA COMPAGNIE D'ASSURANCE SUR LA VIE   AXA                                        94.99
INSURANCE & REINSURANCE   SWITZERLAND       AXA COMPAGNIE D'ASSURANCE SUR LA VIE   AXA COMPAGNIE D'ASSURANCES                  5.00
INSURANCE & REINSURANCE   THE NETHERLANDS   AXA LEVEN NV                           AXA VERZEKERINGEN                         100.00
INSURANCE & REINSURANCE   THE NETHERLANDS   UNIROBE GROEP                          AXA NEDERLAND BV                          100.00
INSURANCE & REINSURANCE   THE NETHERLANDS   AXA SCHADE                             AXA VERZEKERINGEN                         100.00
INSURANCE & REINSURANCE   THE NETHERLANDS   AXA ZORG NV                            AXA VERZEKERINGEN                         100.00
INSURANCE & REINSURANCE   TURKEY            AXA OYAK HAYAT SIGORTA                 AXA OYAK HOLDING AS                       100.00
INSURANCE & REINSURANCE   TURKEY            AXA OYAK SIGORTA                       AXA OYAK HOLDING AS                        70.92
INSURANCE & REINSURANCE   UNITED STATES     AXA CORPORATE SOLUTION INSURANCE CO    AXA CORPORATE SOLUTIONS REINSURANCE       100.00
                                                                                     CY
INSURANCE & REINSURANCE   UNITED STATES     AXA CORP. SOLUTIONS PROPERTY           AXA CORPORATE SOLUTIONS REINSURANCE       100.00
                                              & CASUALTY                             CY
INSURANCE & REINSURANCE   UNITED STATES     AXA AMERICA CORPORATE SOLUTIONS, INC   AXA CORPORATE SOLUTIONS                   100.00
INSURANCE & REINSURANCE   UNITED STATES     THE EQUITABLE LIFE ASSURANCE SOCIETY   AXA FINANCIAL INC.                        100.00
INSURANCE & REINSURANCE   UNITED STATES     AXA CORPORATE SOLUTIONS REINSURANCE    AXA AMERICA CORPORATE SOLUTIONS, INC      100.00
                                              CY
INSURANCE & REINSURANCE   UNITED STATES     AXA CORPORATE SOLUTIONS AMERICA INS.   AXA CORPORATE SOLUTIONS PROPERTY          100.00
                                              CY                                     & CASUALTY
INSURANCE & REINSURANCE   UNITED STATES     AXA CORPORATE SOLUTIONS LIFE           AXA CORPORATE SOLUTIONS REINSURANCE CY    100.00
                                              REINSURANCE COMPANY

SUBSIDIARY ORGANIZATION CHART- 2002                                                                                         03/07/02
-----------------------------------
      LAST UPDATED: 2/5/02                                                                  State of     State of
                                                                             Type of       Incorp. or    Principal    Federal
                                                                            Subsidiary      Domicile     Operation   Tax ID #
                                                                            ----------      --------     ---------   ---------

------------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                        DE           NY      13-3623351
------------------------------------------------------------------------------------------------------------------------------------
   Frontier Trust Company, FSB  (Note 7)                                                       ND           ND      45-0373941
   ---------------------------------------------------------------------------------------------------------------------------------
   AXA Client Solutions, LLC   (Note 2)                                                        DE           NY      52-2197822
   ---------------------------------------------------------------------------------------------------------------------------------
   AXA Distribution Holding Corporation                                                        DE           NY      13-4078005
   ---------------------------------------------------------------------------------------------------------------------------------
      AXA Advisors, LLC     (Note 5)                                                           DE           NY      13-4071393
      ------------------------------------------------------------------------------------------------------------------------------
      AXA Network, LLC     (Note 6)                                         Operating          DE           NY      06-1555494
      ------------------------------------------------------------------------------------------------------------------------------
         AXA Network of Alabama, LLC                                        Operating          AL           AL      06-1562392
         ---------------------------------------------------------------------------------------------------------------------------
         AXA Network of Connecticut, Maine and New York, LLC                Operating          DE           NY      13-4085852
         ---------------------------------------------------------------------------------------------------------------------------
         AXA Network Insurance Agency of Massachusetts, LLC                 Operating          MA           MA      04-3491734
         ---------------------------------------------------------------------------------------------------------------------------
         AXA Network of Nevada, Inc.                                        Operating          NV           NV      13-3389068
         ---------------------------------------------------------------------------------------------------------------------------
         AXA Network of Puerto Rico, Inc.                                   Operating         P.R.         P.R.     66-0577477
         ---------------------------------------------------------------------------------------------------------------------------
         AXA Network Insurance Agency of of Texas, Inc.                     Operating          TX           TX      75-2529724
         ---------------------------------------------------------------------------------------------------------------------------
      Paramount Planners, LLC                                               Operating          DE           NY      06-1602479
      ------------------------------------------------------------------------------------------------------------------------------
   The Equitable Life Assurance Society of the United States  (Note 2)*     Insurance          NY           NY      13-5570651
   ---------------------------------------------------------------------------------------------------------------------------------
      The Equitable of Colorado, Inc.*                                      Insurance          CO           CO      13-3198083
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Deal Flow Fund, L.P.                                        Investment         DE           NY      13-3385076
      ------------------------------------------------------------------------------------------------------------------------------
         Equitable Managed Assets, L.P.                                     Investment         DE           NY      13-3385080
         ---------------------------------------------------------------------------------------------------------------------------
      Real Estate Partnership Equities (various)                            Investment         **                        -
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC  (Notes 3 & 4)                                   HCO             NY           NY      22-2766036
      ------------------------------------------------------------------------------------------------------------------------------
         See Attached Listing A
         ---------------------------------------------------------------------------------------------------------------------------
      ACMC, Inc.     (Note 4)                                                  HCO             DE           NY      13-2677213
      ------------------------------------------------------------------------------------------------------------------------------
      Wil-Gro, Inc                                                          Investment         PA           PA      23-2702404
      ------------------------------------------------------------------------------------------------------------------------------
      STCS, Inc.                                                            Investment         DE           NY      13-3761592
      ------------------------------------------------------------------------------------------------------------------------------
      Fox Run, Inc.                                                         Investment         MA           NY      23-2762596
      ------------------------------------------------------------------------------------------------------------------------------
      FTM Corp.                                                             Investment         MD           MD      13-3778225
      ------------------------------------------------------------------------------------------------------------------------------
      EVSA, Inc.                                                            Investment         DE           PA      23-2671508
      ------------------------------------------------------------------------------------------------------------------------------
      Equitable Rowes Wharf, Inc.                                           Investment         MA           MA      04-3272826
      ------------------------------------------------------------------------------------------------------------------------------
      ELAS Realty, Inc.                                                     Investment         DE           GA      58-2271596
      ------------------------------------------------------------------------------------------------------------------------------
      Prime Property Funding II, Inc.                                       Operating          DE           NY      13-3961599
      ------------------------------------------------------------------------------------------------------------------------------
      Sarasota Prime Hotels, LLC                                            Investment         FL           GA      58-2330533
      ------------------------------------------------------------------------------------------------------------------------------
      ECLL, Inc.                                                            Investment         MI           GA      58-2377569
      ------------------------------------------------------------------------------------------------------------------------------





                                                                           Number of        Parent's
                                                                            Shares         Percent of              Comments
                                                                             Owned         Ownership       (e.g., Basis of Control)
                                                                           ---------       ---------       ------------------------

AXA Financial, Inc.  (Notes 1 & 2)   **
------------------------------------------------------------------------------------------------------------------------
   Frontier Trust Company, FSB  (Note 7)                                        1,000       100.00%
   ---------------------------------------------------------------------------------------------------------------------
   AXA Client Solutions, LLC   (Note 2)                                                     100.00%
   ---------------------------------------------------------------------------------------------------------------------
   AXA Distribution Holding Corporation                                            -        100.00%
   ---------------------------------------------------------------------------------------------------------------------
      AXA Advisors, LLC     (Note 5)                                               -        100.00%
      ------------------------------------------------------------------------------------------------------------------
      AXA Network, LLC     (Note 6)                                                -        100.00%
      ------------------------------------------------------------------------------------------------------------------
         AXA Network of Alabama, LLC                                               -        100.00%
         ---------------------------------------------------------------------------------------------------------------
         AXA Network of Connecticut, Maine and New York, LLC                       -        100.00%
         ---------------------------------------------------------------------------------------------------------------
         AXA Network Insurance Agency of Massachusetts, LLC                        -        100.00%
         ---------------------------------------------------------------------------------------------------------------
         AXA Network of Nevada, Inc.                                                        100.00%
         ---------------------------------------------------------------------------------------------------------------
         AXA Network of Puerto Rico, Inc.                                                   100.00%
         ---------------------------------------------------------------------------------------------------------------
         AXA Network Insurance Agency of of Texas, Inc.                                     100.00%
         --------------------------------------------------------------------------------------------------------------
      Paramount Planners, LLC                                                      -        100.00%
      ------------------------------------------------------------------------------------------------------------------
   The Equitable Life Assurance Society of the United States  (Note 2)*     2,000,000       100.00%         NAIC # 62944
   ---------------------------------------------------------------------------------------------------------------------
     The Equitable of Colorado, Inc.*                                       1,000,000       100.00%         NAIC # 62880
      ------------------------------------------------------------------------------------------------------------------
      Equitable Deal Flow Fund, L.P.                                              -               -         G.P & L.P.
      ------------------------------------------------------------------------------------------------------------------
         Equitable Managed Assets, L.P.                                           -               -         G.P.
         ---------------------------------------------------------------------------------------------------------------
      Real Estate Partnership Equities (various)                                  -               -        **
      ------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC  (Notes 3 & 4)                                      -         100.00%
      ------------------------------------------------------------------------------------------------------------------
         See Attached Listing A
         ---------------------------------------------------------------------------------------------------------------
      ACMC, Inc.     (Note 4)                                               5,000,000       100.00%
      ------------------------------------------------------------------------------------------------------------------
      Wil-Gro, Inc                                                              1,000       100.00%
      ------------------------------------------------------------------------------------------------------------------
      STCS, Inc.                                                                1,000       100.00%
      ------------------------------------------------------------------------------------------------------------------
      Fox Run, Inc.                                                             1,000       100.00%
      ------------------------------------------------------------------------------------------------------------------
      FTM Corp.                                                                 1,000       100.00%
      ------------------------------------------------------------------------------------------------------------------
      EVSA, Inc.                                                                   50       100.00%
      ------------------------------------------------------------------------------------------------------------------
      Equitable Rowes Wharf, Inc.                                               1,000       100.00%
      ------------------------------------------------------------------------------------------------------------------
      ELAS Realty, Inc.                                                         1,000       100.00%
      ------------------------------------------------------------------------------------------------------------------
      Prime Property Funding II, Inc.                                                       100.00%
      ------------------------------------------------------------------------------------------------------------------
      Sarasota Prime Hotels, LLC                                                  -         100.00%
      ------------------------------------------------------------------------------------------------------------------
      ECLL, Inc.                                                                            100.00%
      ------------------------------------------------------------------------------------------------------------------

SUBSIDIARY ORGANIZATION CHART- 2002                                     03/07/02
-----------------------------------

  * Affiliated Insurer
 ** Information relating to Equitable's Real Estate Partnership
      Equities is disclosed in Schedule BA, Part 1 of Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
*** All subsidiaries are corporations, except as otherwise noted.


   1. The name was changed from The Equitable Companies Incorporated on Sept. 3, 1999.

   2. AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC effective Sept. 20, 1999. Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life to AXA Financial, Inc.

   3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

   4. In October 1999, Alliance Capital Management Holding L.P. ("Alliance Holding") reorganized by transferring its business and assets to Alliance Capital Management L.P., a newly formed private partnership ("Alliance Capital"). As of December 31, 2001, AXF and its subsidiaries owned 51.66% of the issued and outstanding units of limited partnership interest in Alliance Capital (the "Alliance Capital Units"). AXF held directly 32,621,075 Alliance Capital Units (13.12%); Equitable Life directly owned 5,219,396 Alliance Capital Units (2.10%); ACMC, Inc. owned 66,220,822 Alliance Capital Units (26.63%), and ECMC, LLC owned 24,415,727 Alliance Capital Units (9.82%). Alliance Capital Management Corporation also owns a 1% general partnership interest in Alliance Capital. In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.96% each), respectively, representing assignments of beneficial ownership of limited partnership interests in Alliance Holding (the "Alliance Holding Units"), and Alliance Capital Management Corp. owns 100,000 units of general partnership interest (0.13%), in Alliance Holding. Alliance Holding Units are publicly traded on the New York Stock exchange.

   5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

   6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively.

   7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

   8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

SUBSIDIARY ORGANIZATION CHART- 2002                                     03/07/02
--------------------------------------------------------------------------------

Dissolved:  - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
            - EVLICO, Inc. was dissolved in 1999.
            - Equitable Capital Management Corp. became ECMC, LLC on November
              30, 1999.
            - Prime Property Funding, Inc. was dissolved in Feb. 1999.
            - CCMI Corp. was dissolved on October 7, 1999.
            - HVM Corp. was dissolved on Feb. 16, 1999.
            - Six-Pac G.P., Inc. dissolved July 12,1999
            - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
            - Franconom, Inc. was dissolved on December 4, 2000.
            - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                 dissolved on December 31, 2000.
            - EVLICO East Ridge, Inc. dissolved Jan. 13, 2001
            - EREIM LP Associates (L.P.) dissolved March 27, 2001.
            - EREIM Managers Corporation dissolved March 27, 2001.
            - ML/EQ Real Estate Portfolio, L.P. dissolved March 27, 2001.
            - EML Associates, L.P. dissolved March 27, 2001.
            - EQ Services, Inc. dissolved May 11, 2001.
            - Equitable BJVS, Inc. dissolved October 3, 1999.
            - GP/EQ Southwest, Inc. dissolved October 21, 1997
            - 100 Federal Street Funding Corporation dissolved August 31, 1998.
            - 100 Federal Street Realty Corporation dissolved December 20, 2001.


SUBSIDIARY ORGANIZATION CHART - 2002
LISTING A - EQUITABLE HOLDINGS, LLC                                                                                        03/07/02
-----------------------------------
                                                                                              State of     State of
                                                                                Type of      Incorp. or    Principal      Federal
                                                                               Subsidiary     Domicile     Operation     Tax ID #
                                                                               ----------     --------     ---------     ---------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   The Equitable Life Assurance Society of the United States  *
   ---------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
         ELAS Securities Acquisition Corporation                               Operating         DE           NY        13-3049038
         ---------------------------------------------------------------------------------------------------------------------------
         Equitable Casualty Insurance Company *                                Operating         VT           VT        06-1166226
         ---------------------------------------------------------------------------------------------------------------------------
         ECMC, LLC   (See Note 4 on Page 2)                                    Operating         DE           NY        13-3266813
         ---------------------------------------------------------------------------------------------------------------------------
            Equitable Capital Private Income & Equity
              Partnership II, L.P.                                             Investment        DE           NY        13-3544879
         ---------------------------------------------------------------------------------------------------------------------------
         Alliance Capital Management Corporation (See Note 4 on Page 2)        Operating         DE           NY        13-3633538
         ---------------------------------------------------------------------------------------------------------------------------
            See Attached Listing B
         ---------------------------------------------------------------------------------------------------------------------------
         Equitable JV Holding Corp.                                            Operating         DE           NY        13-3555850
         ---------------------------------------------------------------------------------------------------------------------------
         Equitable JVS, Inc.                                                   Investment        DE           GA        58-1812697
         ---------------------------------------------------------------------------------------------------------------------------
            Astor Times Square Corp.                                           Investment        NY           NY        13-3593699
            ------------------------------------------------------------------------------------------------------------------------
            Astor/Broadway Acquisition Corp.                                   Investment        NY           NY        13-3593692
            ------------------------------------------------------------------------------------------------------------------------
            PC Landmark, Inc.                                                  Investment        TX           TX        75-2338215
            ------------------------------------------------------------------------------------------------------------------------
            EJSVS, Inc.                                                        Investment        DE           NJ        58-2169594
            ------------------------------------------------------------------------------------------------------------------------
         Equitable JVS II, Inc.                                                Investment        MD           MD        52-1877232
         ---------------------------------------------------------------------------------------------------------------------------
         AXA Distributors, LLC                                                 Operating         DE           NY        52-2233674
         ---------------------------------------------------------------------------------------------------------------------------
            AXA Distributors Insurance Agency of Alabama, LLC                  Operating         DE           AL        52-2255113
            ------------------------------------------------------------------------------------------------------------------------
            AXA Distributors Insurance Agency, LLC                             Operating         DE        CT, ME, NY   06-1579051
            ------------------------------------------------------------------------------------------------------------------------
            Equitable Distributors Insurance Agency of Massachusetts, LLC      Operating         MA           MA        04-3567096
            ------------------------------------------------------------------------------------------------------------------------
            Equitable Distributors Insurance Agency of Texas, Inc.             Operating         TX           TX        74-3006330
            ------------------------------------------------------------------------------------------------------------------------
         J.M.R. Realty Services, Inc.                                          Operating         DE           NY        13-3813232
         ---------------------------------------------------------------------------------------------------------------------------
         Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating         DE           NJ        22-3492811
         ---------------------------------------------------------------------------------------------------------------------------







                                                                           Number of     Parent's
                                                                            Shares      Percent of             Comments
                                                                             Owned       Ownership     (e.g., Basis of Control)
                                                                             -----       ---------     ------------------------



AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   The Equitable Life Assurance Society of the United States  *
   ---------------------------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC
      ------------------------------------------------------------------------------------------------------------------------------
         ELAS Securities Acquisition Corporation                                  500      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
         Equitable Casualty Insurance Company *                                 1,000      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
         ECMC, LLC   (See Note 4 on Page 2)                                         -      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
            Equitable Capital Private Income & Equity                                                 ECMC is G.P.
              Partnership II, L.P.                                                  -            -    ("Deal Flow Fund II")
            ------------------------------------------------------------------------------------------------------------------------
         Alliance Capital Management Corporation (See Note 4 on Page 2)           100      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
            See Attached Listing B
            ------------------------------------------------------------------------------------------------------------------------
         Equitable JV Holding Corp.                                             1,000      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
         Equitable JVS, Inc.                                                    1,000      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
            Astor Times Square Corp.                                              100      100.00%
            ------------------------------------------------------------------------------------------------------------------------
            Astor/Broadway Acquisition Corp.                                      100      100.00%   G.P. of Astor Acquisition. L.P.
            ------------------------------------------------------------------------------------------------------------------------
            PC Landmark, Inc.                                                   1,000      100.00%
            ------------------------------------------------------------------------------------------------------------------------
            EJSVS, Inc.                                                         1,000      100.00%
            ------------------------------------------------------------------------------------------------------------------------
         Equitable JVS II, Inc.                                                 1,000      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
         AXA Distributors, LLC                                                      -      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
            AXA Distributors Insurance Agency of Alabama, LLC                       -      100.00%
            ------------------------------------------------------------------------------------------------------------------------
            AXA Distributors Insurance Agency, LLC                                  -      100.00%
            ------------------------------------------------------------------------------------------------------------------------
            Equitable Distributors Insurance Agency of Massachusetts, LLC           -      100.00%
            ------------------------------------------------------------------------------------------------------------------------
            Equitable Distributors Insurance Agency of Texas, Inc.              1,000      100.00%
            ------------------------------------------------------------------------------------------------------------------------
         J.M.R. Realty Services, Inc.                                           1,000      100.00%
         ---------------------------------------------------------------------------------------------------------------------------
         Equitable Structured Settlement Corp.  (See Note 8 on Page 2)            100      100.00%
         ---------------------------------------------------------------------------------------------------------------------------

* Affiliated Insurer

    Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
    Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
    Effective March 15, 2000, Equisource of New York, Inc. and
          its subsidiaries were merged into AXA Network, LLC,
          which was then sold to AXA Distribution Holding Corp.
    Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

SUBSIDIARY ORGANIZATION CHART - 2002
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.                                                                              03/07/02
---------------------------------------------
                                                                                               State of       State of
                                                                                 Type of      Incorp. or      Principal     Federal
                                                                                Subsidiary     Domicile       Operation    Tax ID #
                                                                                ----------     --------       ---------    ---------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   The Equitable Life Assurance Society of the United States
   ---------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
       -----------------------------------------------------------------------------------------------------------------------------
          Alliance Capital Management Corporation
          --------------------------------------------------------------------------------------------------------------------------
             Alliance Capital Management Holding L.P. (See Note 4 on Page 2)    Operating         DE             NY
             -----------------------------------------------------------------------------------------------------------------------
             Alliance Capital Management L.P.  (See Note 4 on Page 2)           Operating         DE             NY       13-3434400
             -----------------------------------------------------------------------------------------------------------------------
                Albion Alliance LLC                                             Operating         DE             NY       13-3903734
                --------------------------------------------------------------------------------------------------------------------
                Cursitor Alliance LLC                                              HCO            DE             MA       22-3424339
                --------------------------------------------------------------------------------------------------------------------
                   Cursitor Alliance Holdings Ltd.                              Operating        U.K.           U.K.           -
                   -----------------------------------------------------------------------------------------------------------------
                      Draycott Partners. Ltd.                                   Operating         MA            U.K.      98-0116774
                      --------------------------------------------------------------------------------------------------------------
                      Cursitor Alliance Services Ltd.                           Operating        U.K.           U.K.           -
                      --------------------------------------------------------------------------------------------------------------
                      Cursitor Management Co. S.A.                              Operating        Lux.           Lux.           -
                      --------------------------------------------------------------------------------------------------------------
                      Alliance Asset Allocation Ltd.                            Operating        U.K.           U.K.           -
                      --------------------------------------------------------------------------------------------------------------
                         Cursitor Eaton Asset Management Co.                    Operating         NY             MA       13-3379955
                         -----------------------------------------------------------------------------------------------------------
                         Alliance Cecogest                                      Operating       France         France          -
                         -----------------------------------------------------------------------------------------------------------
                Alliance Capital Management LLC                                    HCO            DE             NY
                --------------------------------------------------------------------------------------------------------------------
                   Sanford C. Bernstein & Co., LLC                                 HCO            DE             NY
                   -----------------------------------------------------------------------------------------------------------------
                Alliance Capital Management Corp. of Delaware                      HCO            DE             NY       13-2778645
                --------------------------------------------------------------------------------------------------------------------
                   Sanford C. Bernstein Ltd.                                    Operating        U.K.           U.K.           -
                   -----------------------------------------------------------------------------------------------------------------
                      Sanford C. Bernstein (CREST Nominees)Ltd.                 Operating        U.K.           U.K.           -
                      --------------------------------------------------------------------------------------------------------------
                   Sanford C. Bernstein Proprietary Ltd.                        Operating       Aust.           Aust.          -
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Global Investor Services, Inc.                      Operating         DE             NJ       13-3211780
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Fund Distributors, Inc.                             Operating         DE             NY       13-3191825
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Oceanic Corp.                               Operating         DE             NY       13-3441277
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Latin America Ltd.                          Operating       Brazil         Brazil          -
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Australia Limited                Operating       Aust.           Aust.          -
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management New Zealand Limited              Operating        N.Z.           N.Z.           -
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Australia Limited                           Operating       Aust.           Aust.          -
                   -----------------------------------------------------------------------------------------------------------------
                      Far Eastern Alliance Aset Management                      Operating       Taiwan         Taiwan          -
                      --------------------------------------------------------------------------------------------------------------
                   Meiji - Alliance Capital Corp.                               Operating         DE             NY       13-3613617
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital (Luxembourg) S.A.                           Operating        Lux.           Lux.           -
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Barra Research Institute, Inc.                      Operating         DE             NY       13-3548918
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Canada, Inc.                     Operating         DE           Canada     13-3630460
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Global Derivatives Corp.                    Operating         DE             NY       13-3626546
                   -----------------------------------------------------------------------------------------------------------------
                   ACM Global Investor Services S.A.                            Operating        Lux.           Lux.           -
                   -----------------------------------------------------------------------------------------------------------------
                      ACM Fund Services (Espana) S.L.                           Operating       Spain           Spain          -
                      --------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management (Singapore) Ltd.                 Operating     Singapore       Singapore        -
                   -----------------------------------------------------------------------------------------------------------------
                   ACM International (France) SAS                               Operating       France         France          -
                   -----------------------------------------------------------------------------------------------------------------
                   ACM CIIC Investment Management Ltd.                          Operating    Cayman Isl.     Cayman Isl.
                   -----------------------------------------------------------------------------------------------------------------
                   ACM Software Services Ltd.                                   Operating         DE             NY       13-3910857
                   ----------------------------------------------------------------------------------------------------------------

                                                                               Number of    Parent's
                                                                                Shares      Percent of        Comments
                                                                               Owned      Ownership    (e.g., Basis of Control)
                                                                                -----      ---------    ------------------------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   The Equitable Life Assurance Society of the United States
   ---------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
       -----------------------------------------------------------------------------------------------------------------------------
          Alliance Capital Management Corporation                                                    owns 1% GP interest in Alliance
                                                                                                     Capital Management L.P. and
                                                                                                     100,000 GP units in Alliance
                                                                                                     Capital Management Holding L.P.
          --------------------------------------------------------------------------------------------------------------------------
             Alliance Capital Management Holding L.P. (See Note 4 on Page 2)                  -
             -----------------------------------------------------------------------------------------------------------------------
             Alliance Capital Management L.P.  (See Note 4 on Page 2)
             -----------------------------------------------------------------------------------------------------------------------
                Albion Alliance LLC                                                         37.60%   Equitable Life = 4.7%; 3rd
                                                                                                     parties = 57.7%
                --------------------------------------------------------------------------------------------------------------------
                Cursitor Alliance LLC                                                       93.00%   Cursitor Holdings L.P. = 7%
                --------------------------------------------------------------------------------------------------------------------
                   Cursitor Alliance Holdings Ltd.                                         100.00%
                   -----------------------------------------------------------------------------------------------------------------
                      Draycott Partners. Ltd.                                              100.00%
                      --------------------------------------------------------------------------------------------------------------
                      Cursitor Alliance Services Ltd.                                      100.00%
                      --------------------------------------------------------------------------------------------------------------
                      Cursitor Management Co. S.A.                                         100.00%
                      --------------------------------------------------------------------------------------------------------------
                      Alliance Asset Allocation Ltd.                                       100.00%
                      --------------------------------------------------------------------------------------------------------------
                         Cursitor Eaton Asset Management Co.                                50.00%   Cursitor Alliance LLC = 50%
                         -----------------------------------------------------------------------------------------------------------
                         Alliance Cecogest                                                  75.00%   Cursitor Alliance Services Ltd.
                                                                                                     = 25%
                         -----------------------------------------------------------------------------------------------------------
                Alliance Capital Management LLC                                            100.00%
                --------------------------------------------------------------------------------------------------------------------
                   Sanford C. Bernstein & Co., LLC                                         100.00%
                   -----------------------------------------------------------------------------------------------------------------
                Alliance Capital Management Corp. of Delaware                      10      100.00%
                --------------------------------------------------------------------------------------------------------------------
                   Sanford C. Bernstein Ltd.                                               100.00%
                   -----------------------------------------------------------------------------------------------------------------
                      Sanford C. Bernstein (CREST Nominees)Ltd.                            100.00%
                      --------------------------------------------------------------------------------------------------------------
                   Sanford C. Bernstein Proprietary Ltd.                                   100.00%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Global Investor Services, Inc.                        100      100.00%   formerly, Alliance fund
                                                                                                     Services, Inc.
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Fund Distributors, Inc.                               100      100.00%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Oceanic Corp.                               1,000      100.00%   inactive
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Latin America Ltd.                                      99.00%   Alliance Capital Oceanic Corp
                                                                                                     owns 1%
                   ----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Australia Limited                            50.00%   3rd parties = 50%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management New Zealand Limited                          50.00%   3rd parties = 50%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Australia Limited                                      100.00%
                   -----------------------------------------------------------------------------------------------------------------
                      Far Eastern Alliance Aset Management                                  20.00%   3rd parties = 80%
                      --------------------------------------------------------------------------------------------------------------
                   Meiji - Alliance Capital Corp.                              50,000       50.00%   Meiji Mutual Life owns 50%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital (Luxembourg) S.A.                           3,999       99.98%   Alliance Cap. Oceanic Corp.
                                                                                                     owns 0.025%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Barra Research Institute, Inc.                      1,000      100.00%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Canada, Inc.                    18,750      100.00%
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Global Derivatives Corp.                    1,000      100.00%
                   -----------------------------------------------------------------------------------------------------------------
                   ACM Global Investor Services S.A.                                        99.00%   Alliance Capital Oceanic Corp.
                                                                                                     owns 1%
                   -----------------------------------------------------------------------------------------------------------------
                      ACM Fund Services (Espana) S.L.                                      100.00%
                      --------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management (Singapore) Ltd.                            100.00%
                   -----------------------------------------------------------------------------------------------------------------
                   ACM International (France) SAS                                          100.00%
                   -----------------------------------------------------------------------------------------------------------------
                   ACM CIIC Investment Management Ltd.                                      54.00%   3rd parties = 46%
                   -----------------------------------------------------------------------------------------------------------------
                   ACM Software Services Ltd.                                              100.00%
                   -----------------------------------------------------------------------------------------------------------------

SUBSIDIARY ORGANIZATION CHART- 2002
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.                                                                               03/07/02
---------------------------------------------
                                                                                               State of    State of
                                                                                 Type of      Incorp. or   Principal       Federal
                                                                                Subsidiary     Domicile    Operation      Tax ID #
                                                                                ----------     --------    ---------      ---------

AXA Financial, Inc.
-------------------------------------------------------------------------------
    The Equitable Life Assurance Society of the United States
    ---------------------------------------------------------------------------
       Equitable Holdings, LLC
       ------------------------------------------------------------------------
          Alliance Capital Management Corporation
          ---------------------------------------------------------------------
             Alliance Capital Management L.P.
             ------------------------------------------------------------------
                Alliance Capital Management Corp. of Delaware (Cont'd)
                --------------------------------------------------------------------------------------------------------------------
                    Alliance Capital (Mauritius) Private Ltd.                   Operating     Mauritius    Mauritius          -
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Asset Management (India) Private Ltd    Operating       India        India            -
                       -------------------------------------------------------------------------------------------------------------
                    ACAM Trust Company Private Ltd.                             Operating       India        India            -
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Eastern Europe, Inc.                               Operating         DE          NY         13-3802178
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management (Asia) Ltd.                     Operating         DE       Singapore     13-3752293
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Asset Management (Japan) Ltd               Operating       Japan        Japan            -
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Limited                                    Operating        U.K.        U.K.             -
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Services Ltd.                           Operating        U.K.        U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                          Dimensional Trust Management Ltd.                     Operating        U.K.        U.K.             -
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Corporate Finance Group Inc.                       Operating         DE          NY         52-1671668
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance SBS-AGRO Capital Management Co.                    Operating       Russia      Russia            -
                    ----------------------------------------------------------------------------------------------------------------
                    Whittingdale Holdings Ltd.                                  Operating        U.K.        U.K.             -
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Whittingdale Ltd.                       Operating        U.K.        U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                       ACM Investments Ltd.                                     Operating        U.K.        U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                       Whittingdale Nominees Ltd.                               Operating        U.K.        U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                    Hanwha Investment Trust Mgmt. Co., Ltd                      Operating      So Korea    So Korea           -
                    ----------------------------------------------------------------------------------------------------------------
                    New Alliance Asset Management (Asia) Ltd                    Operating        H.K.        H.K.             -
                    ----------------------------------------------------------------------------------------------------------------
                    ACM New-Alliance (Luxembourg) S.A.                          Operating        Lux.        Lux.             -
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Mgmt. (Proprietary) Ltd.                   Operating     So Africa    So Africa          -
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance-MBCA Capital (Private) Ltd.                     Operating      Zimbabwe    Zimbabwe           -
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Odyssey Capital Mgmt. (Nambia)
                          (Proprietary) Ltd.                                    Operating       Nambia      Nambia            -
                       -------------------------------------------------------------------------------------------------------------
                       Alliance-MBCA Capital (Private) Ltd.                     Operating      Zimbabwe    Zimbabwe           -
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Odyssey Capital Mgmt. (Nambia)
                          (Proprietary) Ltd.                                    Operating       Nambia      Nambia            -
                       -------------------------------------------------------------------------------------------------------------











                                                                                Number of      Parent's
                                                                                 Shares       Percent of            Comments
                                                                                  Owned        Ownership    (e.g., Basis of Control
                                                                                  -----        ---------    -----------------------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
    The Equitable Life Assurance Society of the United States
    --------------------------------------------------------------------------------------------------------------------------------
       Equitable Holdings, LLC
       -----------------------------------------------------------------------------------------------------------------------------
          Alliance Capital Management Corporation
          --------------------------------------------------------------------------------------------------------------------------
             Alliance Capital Management L.P.
             -----------------------------------------------------------------------------------------------------------------------
                Alliance Capital Management Corp. of Delaware (Cont'd)
                --------------------------------------------------------------------------------------------------------------------
                    Alliance Capital (Mauritius) Private Ltd.                                100.00%
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Asset Management (India) Private Ltd                  75.00%      3rd parties = 25%
                       -------------------------------------------------------------------------------------------------------------
                    ACAM Trust Company Private Ltd.                                          100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Eastern Europe, Inc.                                            100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management (Asia) Ltd.                                  100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Asset Management (Japan) Ltd                            100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Limited                                   250,000       100.00%
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Services Ltd.                            1,000       100.00%
                       -------------------------------------------------------------------------------------------------------------
                          Dimensional Trust Management Ltd.                     50,000       100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Corporate Finance Group Inc.                        1,000       100.00%
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance SBS-AGRO Capital Management Co.                                  49.00%      3rd parties = 51%
                    ----------------------------------------------------------------------------------------------------------------
                    Whittingdale Holdings Ltd.                                               100.00%
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Whittingdale Ltd.                                    100.00%
                       -------------------------------------------------------------------------------------------------------------
                       ACM Investments Ltd.                                                  100.00%
                       -------------------------------------------------------------------------------------------------------------
                       Whittingdale Nominees Ltd.                                            100.00%
                       -------------------------------------------------------------------------------------------------------------
                    Hanwha Investment Trust Mgmt. Co., Ltd                                    20.00%      3rd parties = 80%
                    ----------------------------------------------------------------------------------------------------------------
                    New Alliance Asset Management (Asia) Ltd                                  50.00%      3rd parties = 50%
                    ----------------------------------------------------------------------------------------------------------------
                    ACM New-Alliance (Luxembourg) S.A.                                         1.00%      3rd parties = 99%
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Mgmt. (Proprietary) Ltd.                                 80.00%      3rd parties = 20%
                    ----------------------------------------------------------------------------------------------------------------
                       Alliance-MBCA Capital (Private) Ltd.                                   50.00%      3rd parties = 50%
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Odyssey Capital Mgmt. (Nambia)
                          (Proprietary) Ltd.                                                 100.00%
                       -------------------------------------------------------------------------------------------------------------
                       Alliance-MBCA Capital (Private) Ltd.                                   50.00%      3rd parties = 50%
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Odyssey Capital Mgmt. (Nambia)
                          (Proprietary) Ltd.                                                 100.00%
                       -------------------------------------------------------------------------------------------------------------

Item 27. Number of Contractowners

         As of February 28, 2002, there were 28,658 holders of the contract offered by the Registrant under this Registration Statement.

Item 28. Indemnification

     (a) Indemnification of Officers and Directors

     The by-laws of The Equitable Life Assurance Society of the United States ("The Equitable Life") provide, in Article VII, as follows:

             7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

             (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

            (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intersate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

           (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                  (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss. 721-726; Insurance Law ss.1216)

         The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X.L. Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b) Indemnification of Principal Underwriter

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

     (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, a wholly owned subsidiary of Equitable Life, is the principal underwriter for Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account I and Separate Account FP and EQ Advisors Trust. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC.

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Executive Vice President and Director

*G. Patrick McGunagle                 Executive Vice President and Director

*Richard V. Silver                    Director

*Mark R. Wutt                         Director

 David Conine                         Director
 1345 Avenue of the Americas
 33rd Floor
 New York, NY  10105

 Edward J. Hayes                      Executive Vice President
 200 Plaza Drive
 Secaucus, NJ  07096

 Gary Lineberry                       Executive Vice President

*Peter D. Noris                       Executive Vice President

*Nik Malvania                         Executive Vice President

*James P. Bodovitz                    Senior Vice President and General Counsel

 Stephen T. Burnthall                 Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA  30005

 Richard Magaldi                      Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA  30005

*Robert Schmidt                       Senior Vice President

 Kevin R. Byrne                       Senior Vice President and Treasurer

 Eric Mosholt                         Senior Vice President

*Jill Cooley                          Senior Vice President and Chief Operations
                                      Officer

*Donna M. Dazzo                       First Vice President

*Amy Franceschini                     First Vice President

*Philomena Scamardella                First Vice President

*Michael Brzozowski                   Vice President

*Mark D. Godofsky                     Vice President and Controller

*David Mahler                         Vice President and Compliance Officer

*Linda J. Galasso                     Vice President and Secretary

*Francesca Divone                     Assistant Secretary

(c) Not applicable

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Equitable at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 200 Plaza Drive, Secaucus, NJ 07096. The contract files will be kept at Vantage Computer System, Inc., 301
W. 11th Street, Kansas City, Mo. 64105.


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the respective Certificates. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Certificates include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all certificates sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any Certificate or prospectus, or otherwise.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to the Registration Statement, and has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 4th day of April, 2002.


                                           SEPARATE ACCOUNT A OF
                                           THE EQUITABLE LIFE ASSURANCE SOCIETY
                                           OF THE UNITED STATES
                                                    (Registrant)

                                           By: The Equitable Life Assurance
                                               Society of the United States

                                           By: /s/ Robin Wagner
                                              ---------------------------------
                                              Robin Wagner
                                              Vice President and Counsel

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 4th day of April, 2002.


                                           THE EQUITABLE LIFE ASSURANCE SOCIETY
                                           OF THE UNITED STATES
                                                      (Depositor)


                                           By: /s/ Robin Wagner
                                              ---------------------------------
                                              Robin Wagner
                                              Vice President and Counsel
                                              The Equitable Life Assurance
                                              Society of the United States


     As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, Chief
                                           Executive Officer and Director
PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller

*DIRECTORS:

*DIRECTORS:

Bruce W. Calvert            Jean-Rene Fourtou         George T. Lowy
Francoise Colloc'h          Norman C. Francis         Edward D. Miller
Christopher M. Condron      Donald J. Greene          Didier Pineau-Valencienne
Henri de Castries           John T. Hartley           George J. Sella, Jr.
Claus-Michael Dill          John H.F. Haskell, Jr.    Peter J. Tobin
Joseph L. Dionne            Mary R. (Nina) Henderson  Stanley B. Tulin
Denis Duverne               W. Edwin Jarmain



*By: /s/ Robin Wagner
   ------------------------
         Robin Wagner
         Attorney-in-Fact

April 4, 2002

                                 EXHIBIT INDEX

EXHIBIT NO.                                                   TAG VALUE
-----------                                                   ---------

   10.(b)    Consent of Independent Public Accountants        EX-99.10b